1
AMENDMENT AND RESTATEMENT AGREEMENT
between
amongst others
LESAKA TECHNOLOGIES PROPRIETARY
LIMITED
(as Term/RCF Borrower )
FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as
Facility Agent
)
and
BOWWOOD AND MAIN NO 408 (RF) PROPRIETARY
LIMITED
(as Debt Guarantor )
Exhibit 10.51

i
TABLE OF CONTENTS
1
PARTIES ................................
................................
................................
......................
1
2
INTERPRETATION
................................
................................
................................
.......
1
3
INTRODUCTION
................................
................................
................................
...........
3
4
SUSPENSIVE CONDITIONS
................................
................................
........................
3
5
AMENDMENT AND RESTATEMENT
................................
................................
...........
4
7
CONSENTS
................................
................................
................................
..................
5
8
REPRESENTATIONS
AND WARRANTIES ................................
................................
.
6
9
AMENDMENTS AND WAIVERS ................................
................................
..................
6
10
DESIGNATION AS A FINANCE DOCUMENT
................................
.............................. 6
11
PARTIAL INVALIDITY ................................................................
................................
..
6
12
COUNTERPARTS ................................
................................
................................
........
6
13
SOLE AGREEMENT
................................
................................
................................
.....
7
14
NO IMPLIED TERMS
................................
................................
................................
....
7
15
INDEPENDENT ADVICE
................................
................................
.............................. 7
16
GOVERNING LAW ................................................................
................................
.......
7
17
COSTS................................
................................
................................
..........................
7
5
PARTIES ................................
................................
................................
......................
4
6
INTERPRETATION
................................
................................
................................
.......
4
7
THE SENIOR FACILITIES
................................
................................
..........................
53
8
PURPOSE ................................
................................
................................
..................
54
9
CONDITIONS OF UTILISATION
................................
................................
.................
55
10
UTILISATION
................................
................................
................................
..............
56
11
REPAYMENT
................................
................................
................................
..............
56
12
PREPAYMENT
AND CANCELLATION
................................
................................
......
57
13
PREPAYMENT
OFFERS AND PRIORITIES .............................................................. 64
14
RATE SWITCH ................................
................................
................................
...........
68
15
INTEREST AND INTEREST PERIODS
................................
................................
......
69
16
CHANGES TO THE CALCULATION OF INTEREST ................................
.................
69
17
BREAK COSTS AND BREAK GAINS
................................
................................
........
73

ii
18
FEES ................................
................................
................................
..........................
74
19
TAX GROSS-UP AND INDEMNITIES................................
................................
.........
75
20
CHANGES IN COSTS ................................................................
................................ 78
21
OTHER INDEMNITIES
................................
................................
................................ 80
22
MITIGATION BY THE LENDERS ................................................................
...............
83
23
COSTS AND EXPENSES
................................
................................
...........................
83
24
GUARANTEE AND INDEMNITY ................................................................
................
84
25
REPRESENTATIONS ................................................................
................................
.
88
26
INFORMATION UNDERTAKINGS ................................
................................
.............
99
27
FINANCIAL COVENANTS
................................
................................
........................
108
28
GENERAL UNDERTAKINGS
................................
................................
...................
112
29
EVENTS OF DEFAULT ................................
................................
............................ 144
30
CHANGES TO THE LENDERS ................................................................
................
150
31
CHANGES TO THE OBLIGORS ................................................................
..............
155
32
FACILITY AGENT ................................
................................
................................
....
157
33
SHARING AMONG THE FINANCE PARTIES
................................
.......................... 158
34
CONDUCT OF BUSINESS BY THE FINANCE PARTIES ................................
........
160
35
FINANCE PARTY RIGHTS
................................
................................
.......................
160
36
PAYMENT
MECHANICS
................................
................................
.......................... 160
37
SET-OFF
................................
................................
................................
...................
163
38
CALCULATIONS AND CERTIFICATES
................................
................................
...
163
39
NOTICES
................................
................................
................................
..................
164
40
AMENDMENTS AND WAIVERS ................................
................................
..............
169
41
CONFIDENTIALITY
................................
................................
................................
..
169
42
GENERAL PROVISIONS................................
................................
.......................... 172
43
GOVERNING LAW ................................................................
................................
...
174
44
JURISDICTION
................................
................................
................................
.........
174
45
WAIVER OF IMMUNITY ................................
................................
........................... 174

iii
ANNEXURES
ANNEXURE
A
- THE OBLIGORS
ANNEXURE B - AMENDMENT CONDITIONS PRECEDENT
ANNEXURE C - AMENDED AND RESTATED CTA
ANNEXURE C - THE PARTIES
ANNEXURE D - CONDITIONS PRECEDENT
ANNEXURE E - FORM OF TRANSFER CERTIFICATE
ANNEXURE F - FORMS OF ACCESSION LETTER
ANNEXURE G - FORM OF RESIGNATION LETTER
ANNEXURE H - FORM OF COMPLIANCE CERTIFICATE
ANNEXURE I - TRANSACTION SECURITY
ANNEXURE J - ACCEPTABLE LENDERS
ANNEXURE K - FORM OF CONFIDENTIALITY UNDERTAKING
ANNEXURE L - DORMANT SUBSIDIARIES
ANNEXURE M - DISCLOSURE SCHEDULE
ANNEXURE N - GROUP STRUCTURE
ANNEXURE O - MATERIAL CONTRACTS AS AT
THE ORIGINAL SIGNATURE DATE
ANNEXURE P - COMPOUNDED RATE TERMS
ANNEXURE Q - DAILY NON-CUMULATIVE COMPOUNDED RFR
RATE
ANNEXURE R - CUMULATIVE COMPOUNDED RFR
RATE
ANNEXURE D - AMENDED AND RESTATED SENIOR RCF AGREEMENT
ANNEXURE E - AMENDED AND RESTATED SENIOR TERM FACILITY
A AGREEMENT
ANNEXURE F - AMENDED AND RESTATED SENIOR TERM FACILITY
B AGREEMENT

1
1 PARTIES
1.1
The Parties to this Agreement are –
1.1.1
Lesaka Technologies Proprietary Limited, registration number 2002/031446/07 (as
Term/RCF
Borrower );
1.1.2
the Parties listed in
Annexure A
(
The Obligors ) as original obligors (the Original Obligors );
1.1.3
Investec
Bank
Limited (acting
through
its
Investment
Banking
division: Corporate
Solutions)
(" Investec ") as original lender under the Senior Term Facilities and the Senior RCF;
1.1.4
FirstRand Bank Limited (acting
through its Rand
Merchant Bank division) ("
RMB ") as original
lender
under
the
Senior
Term
Facilities
and
the
Senior
RCF
(in
this
capacity,
together
with
Investec, the Original Senior Lenders );
1.1.5
RMB, as original
lender under
the Working Capital
Facilities (in
this capacity, the
Original WCF
Lender );
1.1.6
FirstRand
Bank
Limited
(acting
through
its
WesBank
division)
as
original
lender
under
the
Wesbank Facility (in this capacity, as WesBank );
1.1.7
RMB, as agent of the other Finance Parties (in this capacity, as
Facility Agent
); and
1.1.8
Bowwood and Main No 408 (RF) Proprietary Limited,
registration number 2024/200503/07, as
holder of security for the benefit of the Finance Parties (as Debt Guarantor ).
1.2
The Parties agree as set out below.
2 INTERPRETATION
2.1 Definitions
In this Agreement, unless the context indicates a contrary intention, terms and expressions defined in the
Amended and
Restated CTA have
the same
meaning and
the following
words and
expressions
bear the meanings assigned to them and cognate expressions bear corresponding meanings -
2.1.1 Agreement
means this amendment and restatement agreement and
its annexures;
2.1.2 Amended and Restated CTA
means the agreement titled "
Amended and Restated Common
Terms Agreement " annexed hereto as
0
;
2.1.3
Amended
and
Restated
Senior
RCF
Agreement
means
the
written
agreement
titled
"
Amended and
Restated Senior
RCF Agreement
" annexed
hereto as
Error! Reference
source
not found. ;

2
2.1.4
Amended and
Restated Senior
Term
Facility A
Agreement
means the
written agreement
titled "
Amended and
Restated Senior
Term
Facility A
Agreement
"
annexed hereto
as
Error!
Reference source not found. ;
2.1.5
Amended and
Restated Senior
Term
Facility B
Agreement
means the
written agreement
titled "
Amended and
Restated Senior
Term
Facility B
Agreement
"
annexed hereto
as
Error!
Reference source not found. ;
2.1.6 Amendment and Restatement Documents
means -
2.1.6.1
this Agreement;
2.1.6.2
the Amended and Restated CTA;
2.1.6.3
the Amended and Restated Senior RCF Agreement;
2.1.6.4
the Amended and Restated Senior Term Facility A Agreement; and
2.1.6.5
the Amended and Restated Senior Term Facility B Agreement,
and
Amendment and
Restatement Document
, as
the context
requires, means
any one
of
them;
2.1.7
Amendment
CP
Documents
means
each
of
the
documents
and
other
evidence
listed
in
Annexure B
(
Amendment conditions precedent );
2.1.8 Amendment Date
means the date on which the Facility
Agent issues the notice contemplated
by clause
4.1;
2.1.9 CP Longstop Date
means 27 February
2026, or such
later date as the
Parties may agree in
writing on or before such date;
2.1.10 CTA
means
the
written
agreement
titled
"
Common
Terms
Agreement
"
concluded
on
27 February 2025
between,
inter
alios
,
the
Term/RCF
Borrower,
the
Original
Obligors,
the
Original Senior Lenders, the Original
WCF Lender,
Wesbank, the Facility Agent
and the Debt
Guarantor;
2.1.11 Original Finance Documents
means -
2.1.11.1
the CTA;
2.1.11.2
the Senior RCF Agreement;
2.1.11.3
the Senior Term
Facility A Agreement; and
2.1.11.4
the Senior Term
Facility B Agreement;

3
2.1.12 Parties
means the
parties to
this Agreement
and
Party
, as
the context
requires, means
any
one of them;
2.1.13
Senior
RCF
Agreement
means
the
written
agreement
titled
"
Senior
RCF
Agreement
"
concluded on or
about 27 February 2025
between the Term/RCF Borrower, the Original
Senior
Lenders and the Facility Agent;
2.1.14
Senior Term
Facility A Agreement
means the written agreement titled "
Senior Term
Facility
A Agreement " concluded on or about 27 February 2025 between the Term/RCF Borrower, the
Original Senior Lenders and the Facility Agent;
2.1.15
Senior Term
Facility B Agreement
means the written agreement titled "
Senior Term
Facility
B Agreement " concluded on or about 27 February 2025 between the Term/RCF Borrower, the
Original Senior Lenders and the Facility Agent; and
2.1.16 Signature Date
means the date of signature of this Agreement by the Party last signing.
2.2 Construction
The
provisions
of
clause
2.3
(
Construction
),
clause
2.4
(
Third
party
rights
),
clause
35
(
Notices ),
clause
36
(
Amendments
and
Waivers
),
clause
38.6
(
Renunciation
of
Benefits
),
clause
40
( Jurisdiction
)
and
clause
41
(
Waiver
of
Immunity
)
of
the
Amended
and
Restated
CTA
are
incorporated by reference herein, mutatis mutandis, as if repeated herein in full in this Agreement.
3 INTRODUCTION
The Parties
have agreed
to amend
and restate
the Original
Finance Documents
and wish
to record
in
writing their agreement in respect of this and the matters ancillary thereto.
4 SUSPENSIVE CONDITIONS
4.1
This Agreement
is subject
to the
fulfilment (or
waiver) of
the suspensive
condition that
the Term/RCF
Borrower shall
have delivered each
of the
Amendment CP Documents
("
Suspensive Condition ")
to the Facility Agent
in form and substance
satisfactory to it on
or before the CP
Longstop Date. The
Facility Agent shall notify the Term/RCF Borrower of the Suspensive Condition being fulfilled.
4.2
The Term/RCF
Borrower shall use
its best
endeavours to procure
the fulfilment of
the Suspensive
Condition.
4.3
The Suspensive Condition
is expressed to
be solely for
the benefit of
the Finance Parties
which may
(through the Facility
Agent), by giving
written notice to
that effect to
the Term/RCF
Borrower on or
before
the
CP
Longstop
Date,
waive
the
delivery
of
any
of
the
Amendment
CP
Documents
(or
postpone
the
date
for
fulfilment
thereof).
Such
waiver
shall
not
affect
the
Finance
Parties
or
the
Facility Agent's rights
in respect of
any breach by
the Term/RCF Borrower of clause
4.2
or any other
provision of this Agreement.

4
4.4
If the delivery
of any of
the Amendment
CP Documents
is not
fulfilled for any
reason whatsoever
and
is not waived in terms of clause
4.3
(as the case may be), then –
4.4.1
this whole Agreement shall be of no force or effect;
4.4.2
the Parties
shall be
entitled to
be restored
as near
as possible
to the
positions in
which they
would have been, had this Agreement not been entered into;
4.4.3
no
Party shall
have any
claim
against any
other in
terms
of this
Agreement except
for
such
claims (if any)
as may arise
from a breach
of this clause
4
or from any
other provision of
this
Agreement by which the Parties remain bound.
4.5
Notwithstanding anything to the contrary contained in this
Agreement, if the Facility Agent issues a
letter to
the Term/RCF Borrower confirming
the fulfilment,
to the Facility
Agent's satisfaction,
deferral
and/or
waiver
of
the
Suspensive
Condition
on
the
mistaken
belief
that
the
delivery
of
all
of
the
Amendment CP Documents have been fulfilled or waived in accordance with this Agreement and it
is
subsequently
discovered
that
any
such
delivery
has
not
been
fulfilled
or
waived,
then
this
Agreement
shall
continue
to
be
valid
and
enforceable
in
respect
of
the
monies
drawn
down
or
advanced
and
the
Term/RCF
Borrower
shall
procure
that
the
delivery
of
such
outstanding
Amendment CP Documents
is fulfilled within
10 Business Days
of being notified
thereof in writing
by
the
Facility
Agent,
failing
which
the
Facility
Agent
shall
be
entitled
to
demand
repayment
of
all
amounts
outstanding
under
the
Finance
Documents
from
the
date
on
which
such
monies
were
advanced, either immediately or
within such period as
the Facility Agent may
stipulate in writing to
the Term/RCF
Borrower.
5 AMENDMENT AND RESTATEMENT
With effect from the Amendment Date -
5.1
the CTA
is hereby amended and restated, but not
novated, in the form set out in
0
hereto so that it
shall
be
read
and
construed
for
all
purposes
in
accordance
with
the
terms
of
the
Amended
and
Restated CTA;
5.2
the Senior RCF Agreement is hereby amended and restated, but not novated, in the form set out in
Error! Reference source not found.
hereto so that it shall be read and construed for
all purposes
in accordance with the terms of the Amended and Restated Senior
RCF Agreement;
5.3
the Senior Term Facility A Agreement is hereby amended
and restated, but not novated,
in the form
set out in Error! Reference source not found.
hereto so that it shall be read
and construed for all
purposes
in
accordance
with
the
terms
of
the
Amended
and
Restated
Senior
Term
Facility
A
Agreement;
and

5
5.4
the Senior Term Facility B Agreement is hereby amended
and restated, but not novated,
in the form
set out in Error! Reference source not found.
hereto so that it shall be read
and construed for all
purposes
in
accordance
with
the
terms
of
the
Amended
and
Restated
Senior
Term
Facility
B
Agreement.
6 SECURITY CONFIRMATIONS
6.1 Obligor confirmations
Each Obligor confirms that, notwithstanding the conclusion of this Agreement
-
6.1.1
the guarantee
contained in
clause 20 (
Guarantee and
Indemnity
) of
the Amended
and Restated
CTA
remains in full
force and
effect provided
that it
shall also
be construed with
reference to
the obligations of the Obligors as amended and restated by this Agreement;
6.1.2
the
subordination-related
and
other
undertakings
provided
by
them
in
the
Subordination
Agreement remains
in full
force and
effect provided
that it
shall also
be construed
with reference
to the obligations of the Obligors as amended and restated by this Agreement;
and
6.1.3
each Security Document
and the Counter-indemnity
Agreement remains in
full force and effect
provided that they shall
also be construed with
reference to the obligations
of the Obligors as
amended and restated by this Agreement.
6.2 Debt Guarantor confirmations
The Debt Guarantor confirms that, notwithstanding the conclusion of this Agreement -
6.2.1
the Debt Guarantee remains
in full force and
effect provided that it
shall also be construed
with
references to the obligations of the Obligors as amended
and restated by this Agreement; and
6.2.2
the
obligations
of
the
Obligors
arising
under
the
Amendment
and
Restatement
Documents
(including this Agreement) are included
in the Guaranteed Obligations
(as such term has been
defined in the Debt Guarantee).
7 CONSENTS
7.1
The Parties hereby agree to
the amendments to the Original
Finance Documents as contemplated
in clause
5
(
Amendment and Restatement ).
7.2
The Parties
hereby agree
to the
entry by
each relevant
party into
each Amendment
and Restatement
Document.

6
8
REPRESENTATIONS
AND WARRANTIES
8.1
The
representations
and
warranties
set
out
in clause
21
(
Representations
)
of
the
Amended
and
Restated CTA are deemed to be made by each Obligor on the Signature Date and the Amendment
Date.
8.2
Each representation is made by
reference to the circumstances existing
at the Signature Date
and
the Amendment Date.
9 AMENDMENTS AND WAIVERS
9.1 Required consents
9.1.1
Any term of
this Agreement may be
amended or waived only with
the consent of
the Finance
Parties and the Obligors and any such amendment or waiver will be binding on all Parties.
9.1.2
The
Facility
Agent
may
effect,
on
behalf
of
any
Finance
Party,
any
amendment
or
waiver
permitted by this clause
9
(
Amendments and Waivers
)
.
9.2 Amendments and Waivers
9.2.1
No amendment or
waiver contemplated by this
clause
9
(
Amendments and Waivers
) shall be
of any force or effect unless in writing and signed by or on behalf of all of the Parties.
9.2.2
An amendment or
waiver which relates to
the rights or
obligations of the Facility
Agent or the
Debt Guarantor (each
in its capacity
as such) may
not be effected
without the consent
of the
Facility Agent or the Debt Guarantor (as applicable).
10 DESIGNATION AS A FINANCE DOCUMENT
Pursuant to clause 2.1.87.2 of the Amended and Restated CTA, this Agreement is a Finance Document.
11 PARTIAL INVALIDITY
If, at any time, any provision
of this Agreement is or becomes
illegal, invalid, unenforceable or
inoperable
in any respect under any law of any jurisdiction,
neither the legality, validity,
enforceability or operation of
the remaining provisions nor
the legality,
validity,
enforceability or operation of
such provision under the
law of
any other jurisdiction
will in
any way
be affected
or impaired. The
term
inoperable
in this clause
11
(
Partial Invalidity
) shall include, without limitation, inoperable by way of suspension or cancellation.
12 COUNTERPARTS
This Agreement may
be executed in
any number of
counterparts, and this has
the same effect
as if the
signatures on the counterparts were on a single copy of this Agreement.

7
13 SOLE AGREEMENT
The Finance Documents constitute
the sole record of the agreement
between the Parties in regard
to the
subject matter thereof.
14 NO IMPLIED TERMS
No Party shall be
bound by any
express or implied
term, representation, warranty, promise or
the like, not
recorded in this Agreement in regard to the subject matter hereof.
15 INDEPENDENT ADVICE
Each Party
acknowledges that
it has
been free
to secure
independent legal and
other advice
as to
the
nature and effect of all of
the provisions of this Agreement and that it has either
taken such independent
legal and
other advice
or dispensed
with the
necessity of
doing so.
Further,
each Party
acknowledges
that all
of the
provisions of
this Agreement
and the
restrictions therein
contained are
part of
the overall
intention of the Parties in connection with this Agreement.
16 GOVERNING LAW
This Agreement and
any non-contractual obligations arising
out of or
in connection with
this Agreement
is governed by South African law.
17 COSTS
All
properly
documented
and
agreed
costs
and
expenses
in
relation
to
the
negotiation,
drafting,
preparation and implementation of this Agreement shall be borne and paid by the Borrower.

ANNEXURE
A - THE OBLIGORS
Term/RCF Borrower
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
Name of WCF Borrowers
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Cash Connect Management Solutions
Proprietary Limited
South Africa 2006/010530/07
2
EasyPay Financial Services Proprietary
Limited
South Africa 1998/020799/07
3
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
4 Adumo (RF) Proprietary Limited
South Africa
2017/540380/07
5 Cash Connect Rentals Proprietary Limited South Africa 2009/007139/07
6 Main Street 1723 Proprietary Limited South Africa 2019/300711/07
7
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07

Name of Original Guarantors
Jurisdiction of
Incorporation /
formation
Registration number
(or equivalent, if any)
1
Lesaka Technologies
Proprietary Limited
South Africa 2002/031446/07
2
Lesaka Technologies,
Inc.
State of Florida,
United States
P9700001098
3 Prism Holdings Proprietary Limited South Africa 1998/018949/07
4
Lesaka Finance Holdings Proprietary Limited
(previously named "Net1 Finance Holdings
Proprietary Limited")
South Africa 1998/020801/07
5
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07
6
Prism Payment Technologies
Proprietary
Limited
South Africa 1990/005062/07
7
Cash Connect Management Solutions
Proprietary Limited
South Africa 2006/010530/07
8 Deposit Manager Proprietary Limited South Africa 2010/016889/07
9
Cash Connect Rentals Proprietary Limited
South Africa 2009/007139/07
10 Main Street 1723 Proprietary Limited
South Africa
2019/300711/07
11
EasyPay Financial Services Proprietary
Limited
South Africa
1998/020799/07
12 GAAP Point-of-Sale Proprietary Limited South Africa 1999/003571/07
13
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments
Proprietary Limited")
South Africa 2015/427833/07
14 Adumo Payouts Proprietary Limited
South Africa
2005/010672/07
15
Lesaka Merchant Technologies
Proprietary
Limited (previously named "Adumo
Technologies
Proprietary Limited")
South Africa 2000/029811/07
16
Adumo Management Company Proprietary
Limited
South Africa
2021/147994/07
17 Adumo (RF) Proprietary Limited
South Africa
2017/540380/07
18
Ovobix (RF) Proprietary Limited
South Africa
2013/068120/07
19
Luxanio 227 Proprietary Limited
South Africa
2018/605739/07
20
K 2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07

21
EasyPay Cash Proprietary Limited South Africa 2001/028826/07
22
Lesaka Utilities Proprietary Limited
(previously named "Recharger Proprietary
Limited")
South Africa 2022/218906/07

4
ANNEXURE
B - AMENDMENT CONDITIONS PRECEDENT
1 Amendment and Restatement Documents
1.1
An original of each of the Amendment and Restatement Documents
-
1.1.1
this Agreement;
1.1.2
the Amended and Restated CTA;
1.1.3
the Amended and Restated Senior RCF Agreement;
1.1.4
the Amended and Restated Senior Term Facility A Agreement; and
1.1.5
the Amended and Restated Senior Term Facility B Agreement.
2
Legal Opinions
2.1
A legal opinion of Werksmans Inc, addressed to the
Facility Agent for and on behalf of the Finance
Parties,
substantially
in
the
form
distributed
to
the
Original
Senior
Lenders
prior
to
signing
this
Agreement in respect of -
2.1.1
the legality, validity and enforceability of the Amendment and Restatement Documents;
2.1.2
the
capacity,
powers
and
authority
of
the
Obligors
and
other
Security
Providers
(other
than
Holdco)
which
are
party
to
the
Amendment
and
Restatement
Documents,
to
enter
into
and
perform
their
obligations
under
the
Amendment
and
Restatement
Documents
and
the
due
execution of those documents.
3 Know Your Customer Requirements
Such documentation and other evidence as is reasonably requested by the Facility
Agent (for itself or on
behalf of
any other
Finance Party)
to carry
out and
be satisfied
that it
has complied
with all
necessary
know your customer or similar identification procedures under applicable laws and regulations (including the Financial Intelligence
Centre Act, 2001)
pursuant to the transactions
contemplated in the Amendment
and Restatement Documents.
4 Other documents and evidence
A
copy
of
any
other
authorisation
or
other
document,
opinion
or
assurance
which
the
Facility
Agent
considers
to
be
necessary
or
desirable
(if
it
has
notified
the
Term/RCF
Borrower
accordingly)
in
connection with the entry
into and performance of
the transactions contemplated
by any Amendment and
Restatement
Document
or
for
the
validity
and
enforceability
of
any
Amendment
and
Restatement
Document.

5
ANNEXURE C - AMENDED AND RESTATED CTA

6
AMENDED AND RESTATED
COMMON TERMS AGREEMENT
SENIOR TERM LOAN, REVOLVING LOAN AND WORKING CAPITAL
FACILITIES
and
LESAKA TECHNOLOGIES PROPRIETARY
LIMITED
(as Term/RCF Borrower )
and
FIRSTRAND BANK LIMITED
(acting through its Rand Merchant Bank division)
(as Facility Agent )
and
BOWWOOD AND MAIN NO 408 (RF) PROPRIETARY
LIMITED
(as Debt Guarantor )

i
TABLE OF CONTENTS
1
PARTIES ................................
................................
................................
......................
1
2
INTERPRETATION
................................
................................
................................
.......
1
3
INTRODUCTION
................................
................................
................................
...........
3
4
SUSPENSIVE CONDITIONS
................................
................................
........................
3
5
AMENDMENT AND RESTATEMENT
................................
................................
...........
4
7
CONSENTS
................................
................................
................................
..................
5
8
REPRESENTATIONS
AND WARRANTIES ................................
................................
.
6
9
AMENDMENTS AND WAIVERS ................................
................................
..................
6
10
DESIGNATION AS A FINANCE DOCUMENT
................................
.............................. 6
11
PARTIAL INVALIDITY ................................................................
................................
..
6
12
COUNTERPARTS ................................
................................
................................
........
6
13
SOLE AGREEMENT
................................
................................
................................
.....
7
14
NO IMPLIED TERMS
................................
................................
................................
....
7
15
INDEPENDENT ADVICE
................................
................................
.............................. 7
16
GOVERNING LAW ................................................................
................................
.......
7
17
COSTS................................
................................
................................
..........................
7
5
PARTIES ................................
................................
................................
......................
4
6
INTERPRETATION
................................
................................
................................
.......
4
7
THE SENIOR FACILITIES
................................
................................
..........................
53
8
PURPOSE ................................
................................
................................
..................
54
9
CONDITIONS OF UTILISATION
................................
................................
.................
55
10
UTILISATION
................................
................................
................................
..............
56
11
REPAYMENT
................................
................................
................................
..............
56
12
PREPAYMENT
AND CANCELLATION
................................
................................
......
57
13
PREPAYMENT
OFFERS AND PRIORITIES .............................................................. 64
14
RATE SWITCH ................................
................................
................................
...........
68
15
INTEREST AND INTEREST PERIODS
................................
................................
......
69
16
CHANGES TO THE CALCULATION OF INTEREST ................................
.................
69
17
BREAK COSTS AND BREAK GAINS
................................
................................
........
73

ii
18
FEES ................................
................................
................................
..........................
74
19
TAX GROSS-UP AND INDEMNITIES................................
................................
.........
75
20
CHANGES IN COSTS ................................................................
................................ 78
21
OTHER INDEMNITIES
................................
................................
................................ 80
22
MITIGATION BY THE LENDERS ................................................................
...............
83
23
COSTS AND EXPENSES
................................
................................
...........................
83
24
GUARANTEE AND INDEMNITY ................................................................
................
84
25
REPRESENTATIONS ................................................................
................................
.
88
26
INFORMATION UNDERTAKINGS ................................
................................
.............
99
27
FINANCIAL COVENANTS
................................
................................
........................
108
28
GENERAL UNDERTAKINGS
................................
................................
...................
112
29
EVENTS OF DEFAULT ................................
................................
............................ 144
30
CHANGES TO THE LENDERS ................................................................
................
150
31
CHANGES TO THE OBLIGORS ................................................................
..............
155
32
FACILITY AGENT ................................
................................
................................
....
157
33
SHARING AMONG THE FINANCE PARTIES
................................
.......................... 158
34
CONDUCT OF BUSINESS BY THE FINANCE PARTIES ................................
........
160
35
FINANCE PARTY RIGHTS
................................
................................
.......................
160
36
PAYMENT
MECHANICS
................................
................................
.......................... 160
37
SET-OFF
................................
................................
................................
...................
163
38
CALCULATIONS AND CERTIFICATES
................................
................................
...
163
39
NOTICES
................................
................................
................................
..................
164
40
AMENDMENTS AND WAIVERS ................................
................................
..............
169
41
CONFIDENTIALITY
................................
................................
................................
..
169
42
GENERAL PROVISIONS................................
................................
.......................... 172
43
GOVERNING LAW ................................................................
................................
...
174
44
JURISDICTION
................................
................................
................................
.........
174
45
WAIVER OF IMMUNITY ................................
................................
........................... 174

iii
ANNEXURES
ANNEXURE
A
- THE OBLIGORS
ANNEXURE B - AMENDMENT CONDITIONS PRECEDENT
ANNEXURE C - AMENDED AND RESTATED CTA
ANNEXURE C - THE PARTIES
ANNEXURE D - CONDITIONS PRECEDENT
ANNEXURE E - FORM OF TRANSFER CERTIFICATE
ANNEXURE F - FORMS OF ACCESSION LETTER
ANNEXURE G - FORM OF RESIGNATION LETTER
ANNEXURE H - FORM OF COMPLIANCE CERTIFICATE
ANNEXURE I - TRANSACTION SECURITY
ANNEXURE J - ACCEPTABLE LENDERS
ANNEXURE K - FORM OF CONFIDENTIALITY UNDERTAKING
ANNEXURE L - DORMANT SUBSIDIARIES
ANNEXURE M - DISCLOSURE SCHEDULE
ANNEXURE N - GROUP STRUCTURE
ANNEXURE O - MATERIAL CONTRACTS AS AT
THE ORIGINAL SIGNATURE DATE
ANNEXURE P - COMPOUNDED RATE TERMS
ANNEXURE Q - DAILY NON-CUMULATIVE COMPOUNDED RFR
RATE
ANNEXURE R - CUMULATIVE COMPOUNDED RFR
RATE
ANNEXURE D - AMENDED AND RESTATED SENIOR RCF AGREEMENT
ANNEXURE E - AMENDED AND RESTATED SENIOR TERM FACILITY
A AGREEMENT
ANNEXURE F - AMENDED AND RESTATED SENIOR TERM FACILITY
B AGREEMENT

5 PARTIES
5.1
The Parties to this Agreement are –
5.1.1
Lesaka Technologies, Inc. (
Holdco );
5.1.2
Lesaka Technologies Proprietary Limited,
registration number
2002/031446/07 (the
Term/RCF
Borrower );
5.1.3
the
Parties
listed
in
Part
I
of
Annexure
A
(
The
Original
Parties
)
as
general
banking
facility
borrowers (the Original WCF Borrowers
);
5.1.4
the
Parties
listed
in
Part
I
of
Annexure
A
(
The
Original
Parties
)
as
original
guarantors
(the
Original Guarantors );
5.1.5
the Financial
Institutions listed
in Part
II of Annexure
A (
the Original
Parties
), as original
lenders
under the Senior
Term Facilities and the
Senior RCF
(in this
capacity, together with the
Original
WCF Lender, the Original Senior Lenders );
5.1.6
FirstRand
Bank
Limited (acting
through
its
Rand
Merchant
Bank
division) as
original
lender
under Working Capital Facilities (in this capacity, the Original WCF Lender );
5.1.7
FirstRand
Bank
Limited
(acting
through
its
WesBank
division)
as
original
lender
under
the
WesBank Facility (in this capacity, WesBank );
5.1.8
FirstRand Bank Limited (acting
through its Rand Merchant
Bank division) as agent of
the other
Finance Parties (the Facility Agent ); and
5.1.9
Bowwood and Main No 408 (RF) Proprietary Limited, registration number 2024/200503/07, as
holder of security for the benefit of the Finance Parties (the Debt Guarantor ).
5.2
The Parties agree as set out below.
6 INTERPRETATION
6.1
In
this
Agreement,
unless
the
context
indicates
a
contrary
intention,
the
following
words
and
expressions
bear
the
meanings
assigned
to
them
and
cognate
expressions
bear
corresponding
meanings –

6.1.1 Acceptable Bank
means -
6.1.1.1
any
of
Absa
Bank
Limited,
FirstRand
Bank
Limited,
Investec
Bank
Limited,
Nedbank
Limited and The Standard Bank of South Africa Limited;
6.1.1.2
a bank or financial
institution which has an
international rating for
its long-term unsecured
and non-credit enhanced
debt obligations
of BBB-
or higher by
Standard &
Poor's Ratings
Services or Baa3 or higher by Moody's Investor Services Limited, or a comparable rating
from an internationally recognised credit rating agency; or
6.1.1.3
any other bank or financial institution approved by the Facility Agent;
6.1.2 Accession Letter means -
6.1.2.1
in relation to an Additional Guarantor, a document substantially in the form set out in Part
I of
Annexure F
(Forms of Accession Letter);
6.1.2.2
in relation to an Additional WCF
Borrower, a document substantially in the form set out
in
Part II of
Annexure F
(Forms of Accession Letter);
6.1.2.3
in relation to
a Hedge Counterparty,
a document substantially in
the form set
out in Part
III of
Annexure F
(Forms of Accession Letter);
and
6.1.2.4
in
relation to
a WCF
Lender,
a document
substantially in
the
form
set out
in Part
IV
of
Annexure F
(Forms of Accession Letter);
6.1.3
Accession
Letter
(Recharger)
means
the
written
accession
letter
dated
on
or
about
30 September
2025
in
terms
of
which
Recharger
acceded
to
the
Original
Common
Terms
Agreement,
the
Counter-indemnity
Agreement,
the
Security
Cession
and
Pledge
and
the
Subordination Agreement on the terms provided therein;
6.1.4
Acquisition
GBF
means
the
general
banking
facilities
provided
by
RMB
to
the
Term/RCF
Borrower on or about 30 September
2024, to enable the Term/RCF
Borrower to acquire all of
the shares and claims in Adumo;
6.1.5 Additional Business Day
means any day specified as such in the Compounded
Rate Terms
;
6.1.6 Additional Guarantor
means a
person which
becomes an
Additional Guarantor
in accordance
with clause
31.3
(Additional Guarantors);
6.1.7 Additional Obligor
means an Additional WCF Borrower or an Additional Guarantor;
6.1.8
Additional
WCF
Borrower
means
a
member
of
the
Covenant
Group
in
its
capacity
as
a
borrower
under
a
Working
Capital
Facility
on
it
becoming
an
Additional
WCF
Borrower
in
accordance with clause
31.2
(Additional WCF Borrower);

6.1.9 Adumo
means
Adumo
(RF)
Proprietary
Limited,
registration
number
2017/540380/07,
a
private company
with limited
liability duly
incorporated in
accordance with
the
laws of
South
Africa;
6.1.10 Affiliate
, in relation
to any person,
means a Subsidiary
of that person
or a Holding
Company
of that person, or any other Subsidiary of that Holding Company;
6.1.11 Agreement
means this amended and restated common terms agreement and its annexures;
6.1.12
Amended
and
Restated
Senior
RCF
Agreement
means
the
written
revolving
credit
loan
facility agreement of up to the Senior RCF
Commitment,
titled "
Amended and Restated Senior
RCF
Agreement
"
dated
on
or
about
the
Signature
Date,
between
the
Original
Senior
RCF
Lenders, the Facility Agent and the Term/RCF Borrower (as borrower);
6.1.13
Amended and
Restated Senior
Term
Facility A
Agreement
means the
written bullet
term
loan
facility
agreement
of
up
to
Senior
Term
Facility
A
Commitment,
titled
"
Amended
and
Restated Senior Term
Facility A Agreement
", dated on
or about the
Signature Date, between
the Original Senior
Term Facility A Lenders, the Facility
Agent and the
Term/RCF Borrower (as
borrower);
6.1.14
Amended and
Restated Senior
Term
Facility B
Agreement
means the
written amortising
term loan facility agreement of up to Senior Term Facility B Commitment, titled "
Amended and
Restated Senior
Term
Facility B Agreement
" dated
on or
about the
Signature Date, between
the Original Senior
Term Facility B Lenders, the Facility
Agent and the
Term/RCF Borrower (as
borrower);
6.1.15 Amendment and Restatement Agreement
means the written agreement titled "
Amendment
and Restatement Agreement
" concluded on
or about the
Signature Date between the
Parties
in
terms
of
which,
inter
alia
,
(i)
the
Original
Common
Terms
Agreement
is
amended
and
restated to
be in
the form
of this
Agreement, (ii)
the Original
Senior RCF
Agreement is
amended
and restated to
be in the
form of the
Amended and Restated Senior
RCF Agreement,
(iii) the
Original Senior
Term
Facility A
Agreement is
amended and
restated to
be in
the form
of the
Amended and
Restated Senior
Term
Facility A
Agreement and
(iv) the
Original Senior
Term
Facility B Agreement is amended and restated
to be in the form of the Amended
and Restated
Senior Term
Facility B Agreement;
6.1.16
Amendment
CP
Documents
has
the
meaning
given
to
that
term
in
the
Amendment
and
Restatement Agreement;
6.1.17 Amendment Date
has the
meaning
given to
that
term
in
the
Amendment and
Restatement
Agreement;

12
121
1
TT
]R[R]T[T
RR
-
-´-
+=
6.1.18 Applicable Margin
,
in
relation
to
a
Loan,
has the
meaning
given
to
that
term
in
the
Senior
Facility Agreement relating to that Loan;
6.1.19 Auditors
means one
of PwC,
EY, KPMG or Deloitte,
BDO, or
any other
firm approved
in writing
in advance by the Facility Agent;
6.1.20 Availability Period
, in
relation to
the applicable Senior
Term
Facility or the
Senior RCF,
has
the meaning given to that term in the applicable Senior Facility Agreement;
6.1.21 Available Commitment
, in relation
to the applicable Senior
Term
Facility or the
Senior RCF,
means a Lender's Commitment under that Senior Facility minus
-
6.1.21.1
the amount of its participation in any outstanding Loans under that Senior
Facility; and
6.1.21.2
in relation to
any proposed Utilisation,
the amount of
its participation in
any Loans that
are
due to be made under that Senior Facility on or before the proposed
Utilisation Date;
6.1.22 Available Facility
, in relation to the applicable
Senior Term Facility or the Senior RCF,
means
the
aggregate
for
the
time
being
of
each
Lender's
Available
Commitment
in
respect
of
that
Senior Facility;
6.1.23 Base Rate
means for an Interest Period of any Term Rate Loan or Unpaid Sum, JIBAR, or for
an Interest Period of a Term Rate Loan or Unpaid Sum which is less than a full period of three months
(a
Broken
JIBAR
Period
),
the
rate
determined
in
accordance
with
the
following
formula -
where -
R
=
the Base Rate;
R
1
=
JIBAR for the period
closest to but less
than the Broken JIBAR
Period plus, if this
would
result
in
R
1
being
equal
to
the
JIBAR
Overnight
Deposit
Rate,
0.10
per
cent.;
R
2
=
JIBAR for the period closest to but greater than the Broken JIBAR Period;
T
=
the number of days in the Broken JIBAR Period;
T
1
=
the
number of
days in
the
period for
which R
1
is quoted
on the
first
day of
the
Broken JIBAR Period;

T
2
=
the
number of
days in
the
period for
which R
2
is quoted
on the
first
day of
the
Broken JIBAR Period;
6.1.24 Borrower
means the Term/RCF Borrower or a WCF Borrower;
6.1.25
Break
Costs
,
in
relation
to
any
Senior
Facility,
has
the
meaning
given
to
that
term
in
the
applicable Senior Facility Agreement;
6.1.26
Break
Gains
,
in
relation
to
any
Senior
Facility,
has
the
meaning
given
to
that
term
in
the
applicable Senior Facility Agreement;
6.1.27 Business Day
means -
6.1.27.1
a day (other
than a Saturday, a
Sunday or
official public
holiday) on
which banks
are open
for general business in Johannesburg; and
6.1.27.2
in relation to -
6.1.27.2.1
any
date
for
payment
or
purchase
of
an
amount
relating
to
a
Compounded
Rate
Loan; or
6.1.27.2.2
the
determination
of
the
first
day
or
the
last
day
of
an
Interest
Period
for
a
Compounded Rate Loan, or
otherwise in relation to
the determination of the
length
of such an Interest Period),
which is an Additional Business Day;
6.1.28 Cash Connect Capital
means Cash Connect Capital Proprietary Limited, registration number
2017/029430/07, a
private company
duly incorporated
in accordance
with the
laws of
South
Africa;
6.1.29
Cash
Connect
Capital
RCF
Agreement
means
the
revolving
credit
facility
agreement
concluded between inter alios
Cash Connect
Capital and
RMB on or
about 29
November 2022,
pursuant to which RMB agreed to make a revolving credit facility of R300,000,000 available to
Cash Connect Capital;
6.1.30
Cash Connect
Capital RCF
Finance Documents
means the
"Finance Documents"
as defined
in the Cash Connect Capital RCF Agreement;
6.1.31
Cash
Connect
Group
Cession
and
Pledge
means
the
amended
and
restated
cession
in
security
provided
by
Cash
Connect
Capital,
Cash
Connect
Management,
Cash
Connect
Rentals, Deposit Manager and Main Street
1723 to RMB as security for
the obligations owing
to
RMB
on
account
of
the
Cash
Connect
Capital
RCF
Finance
Documents
and
the
Cash
Connect Management Finance Documents;

6.1.32
Cash
Connect
Management
means
Cash
Connect
Management
Solutions
Proprietary
Limited,
registration
number
2006/010530/07,
a
private
company
with
limited
liability
duly
incorporated in accordance with the laws of South Africa;
6.1.33
Cash Connect
Management Facilities
Agreement
means the
facilities agreement
concluded
on or
about 24
January 2022
between Cash
Connect Management
and RMB,
pursuant to
which
RMB made facilities of R1,050,000,000 available to Cash Connect
Management;
6.1.34
Cash
Connect
Management
Finance
Documents
means
the
“Finance
Documents”
as
defined in the Cash Connect Management Facilities Agreement;
6.1.35
Cash
Connect
Management
Release
Agreement
means
the
release
and
consent
agreements, dated on or about the Original Signature Date, pursuant to which RMB agrees to release -
6.1.35.1
any
all
security
held
by
it
in
relation
to
the
Cash
Connect
Management
Finance
Documents on the terms and on the conditions contained therein; and
6.1.35.2
Cash Connect
Management, Cash
Connect Rentals,
Deposit Manager and
Main Street
1723 from the Cash Connect Group Cession and Pledge;
6.1.36
Cash Connect
Rentals
means Cash
Connect Rentals
Proprietary Limited,
registration number
2009/007139/07, a private
company with limited
liability duly incorporated
in accordance with
the laws of South Africa;
6.1.37 Central Bank Rate
has the meaning given to that term in the Compounded
Rate Terms
;
6.1.38 Central Bank Rate Adjustment
has the meaning given to that term in the Compounded Rate
Terms
;
6.1.39 Closing Date
means 28 February 2025;
6.1.40 Code
means the United States Revenue Code of 1986;
6.1.41 Commitment
means
a
Senior
Term
Facility
Commitment,
a
Senior
RCF
Commitment,
the
WesBank Commitment or a WCF Commitment;
6.1.42 Companies Act
means the Companies Act,
2008, including all
regulations promulgated under
that act;
6.1.43
Compliance
Certificate
means
a
certificate
substantially in
the
form
set
out
in
Annexure
F
( Form of Compliance Certificate ) or otherwise in the agreed form;
6.1.44 Compounded Rate Interest Payment
means the aggregate amount of interest that -

6.1.44.1
is, or is scheduled to become, payable under any Finance Document;
and
6.1.44.2
relates to a Compounded Rate Loan;
6.1.45
Compounded Rate
Loan
means any
Loan or, if
applicable, Unpaid
Sum which
is, or
becomes,
a "Compounded Rate Loan" pursuant to clause
14
(
Rate Switch );
6.1.46 Compounded Rate Supplement
means a document which -
6.1.46.1
is agreed in writing by the Term/RCF Borrower and the Facility Agent;
6.1.46.2
specifies the relevant terms which
are expressed in this Agreement to
be determined by
reference to Compounded Rate Terms; and
6.1.46.3
has been made available to the Term/RCF Borrower and each Finance Party;
6.1.47
Compounded Rate
Terms
means the
terms set
out in
Annexure P
(
Compounded Rate
Terms
)
or in any Compounded Rate Supplement;
6.1.48 Compounded Reference Rate
means, in relation
to any RFR Banking
Day during the
Interest
Period of a Compounded
Rate Loan, the percentage
rate per annum which is
the aggregate of
-
6.1.48.1
the Daily Non-Cumulative Compounded RFR Rate for that RFR
Banking Day; and
6.1.48.2
the applicable Credit Adjustment Spread;
6.1.49
Compounding
Methodology
Supplement
means,
in
relation
to
the
Daily
Non-Cumulative
Compounded RFR Rate or the Cumulative Compounded RFR
Rate, a document which -
6.1.49.1
is agreed in writing by the Term/RCF Borrower and the Facility Agent;
6.1.49.2
specifies a calculation methodology for that rate; and
6.1.49.3
has been made available to the Term/RCF Borrower and each Finance Party;
6.1.50
Confidential
Information
means
all
information
relating
to
Holdco,
any
other
Obligor,
the
Group, the Finance Documents or a Senior Facility in
the possession of a Finance Party in its
capacity as, or for
the purpose of becoming,
a Finance Party or
which is received
by a Finance
Party
in
relation
to,
or
for
the
purpose
of
becoming
a
Finance
Party
under,
the
Finance
Documents or a Senior Facility from either -
6.1.50.1
any member of the Group or any of its advisers; or
6.1.50.2
another
Finance Party,
if
the
information
was obtained
by
that
Finance Party
from
any
member of the Group,

in whatever
form, and
includes information
given orally
and any document,
electronic file
or any
other way of representing or recording information which contains or is derived or copied from such information but excludes information that -
6.1.50.2.1
is or becomes
public information
other than
as a
result of
any breach
by that
Finance
Party of clause
41
(Confidentiality); or
6.1.50.2.2
is identified
in writing
at the
time of
delivery as
non-confidential by
any member
of
the Group or any of its advisers; or
6.1.50.2.3
is known
by that
Finance Party
before the
date the
information is
disclosed to
it in
accordance with
clauses
6.1.50.1
or
6.1.50.2 above
or is
lawfully obtained
by that
Finance Party after that date, from a source which
is, as far as that Finance Party is
aware, unconnected with
the Group and
which, in either
case, as far
as that Finance
Party is aware, has not been obtained in breach
of, and is not otherwise subject to,
any obligation of confidentiality;
6.1.51 Confidentiality Undertaking
means a confidentiality undertaking substantially in the form set out in Annexure I (Form of Confidentiality Undertaking) or otherwise in the agreed form;
6.1.52 Control
means, in relation to any company or organisation or person -
6.1.52.1
the power (whether by way of ownership of
shares, proxy, contract, agency or otherwise)
to -
6.1.52.1.1
cast, or control the casting of, more
than 50.00 per cent. of the maximum
number of
votes that might be cast at a general meeting of that person; or
6.1.52.1.2
appoint or remove all, or the majority,
of the directors or other equivalent officers of
that person; or
6.1.52.1.3
give directions with
respect to the
operating and financial
policies of that
person with
which the directors or other equivalent officers of that person are obliged to comply;
and/or
6.1.52.2
the holding
(beneficially or
legally) of
more than
50.00 per
cent. of
the issued
share capital
of
that
person
(excluding
any
part
of
that
issued
share
capital
that
carries
no
right
to
participate beyond a specified amount in a distribution of either profits or capital),
and Controlled shall be construed accordingly;
6.1.53
Control
Event
has the
meaning
given
to
that term
in clause
12.3
(
Mandatory prepayment
-
change of control or transfer of business );

6.1.54 Counter-indemnity Agreement
means the
written counter-indemnity,
dated on
or about
the
Original Signature
Date, given
by the
Obligors (on
a joint
and several
basis) in
favour of
the
Debt Guarantor;
6.1.55 Covenant Group
means the
Term/RCF
Borrower
and
each of
its
Subsidiaries from
time
to
time and any
partnership, Joint Venture,
trust, juristic person
or other entity
Controlled by the
Term/RCF
Borrower or any of its Subsidiaries,
but specifically excluding CPS;
6.1.56
CP Longstop
Date
has the
meaning given
to that
term in
the Amendment
and Restatement
Agreement;
6.1.57 CPS
means
Cash
Paymaster
Services
Proprietary
Limited,
registration
number
1997/013382/07, a
private company
duly incorporated
in accordance
with the
laws of
South
Africa, a company which is, as at the Original Signature Date, in liquidation;
6.1.58 Credit Adjustment Spread
means:
6.1.58.1
the rate
published for
the relevant
tenor as
a credit
adjustment spread
for ZARONIA
which
is notified by the Facility Agent or Lender (as applicable) to the Term/RCF Borrower; or
6.1.58.2
if
such
rate
is
not
so
published,
the
credit
adjustment
spread
shall
be
determined
in
accordance with the methodology specified in the Compounded
Rate Terms;
6.1.59
Cumulative
Compounded
RFR
Rate
means,
in
relation
to
an
Interest
Period
for
a
Compounded Rate Loan, the percentage rate per annum determined by the
Facility Agent (or
by any other Finance Party
which agrees to determine that rate
in place of the
Facility Agent)
in
accordance
with
the
methodology
set
out
in
Annexure R
(
Cumulative
Compounded
RFR
Rate ) or in any relevant Compounding Methodology Supplement which determination shall be binding in the absence of manifest error;
6.1.60 Daily Non-Cumulative Compounded RFR Rate
means, in relation to any RFR Banking Day
during
an
Interest
Period
for
a
Compounded
Rate
Loan,
the
percentage
rate
per
annum
determined by the
Facility Agent
(or by any
other Finance
Party which agrees
to determine that
rate in place of
the Facility Agent) in
accordance with the methodology set
out in
Annexure Q
(
Daily Non-Cumulative Compounded
RFR Rate
) or in
any relevant Compounding
Methodology
Supplement, which determination shall be binding in the absence of manifest error;
6.1.61 Daily Rate
means the rate specified as such in the Compounded Rate Terms;
6.1.62 Debt Guarantee
means the written
first-ranking debt guarantee,
dated on
or about the
Original
Signature Date, given
by the
Debt Guarantor in
favour of
the Finance
Parties (other than
the
Debt Guarantor)
for the
obligations of
the Obligors
owed to
those Finance
Parties under
the
Finance Documents;

6.1.63
Debt
Guarantor
Management Agreement
means
the
agreement for
the
management
and
administration of the Debt Guarantor,
dated on or about the Original Signature Date, between
the Debt Guarantor and TMF Corporate Services (South Africa)
Proprietary Limited;
6.1.64
Debt Guarantor
Owner Trust
means the
trustees for
the time
being of
the Project
Mercury
Owner Trust, Master's Reference number IT000064/2025(G);
6.1.65 Default
means –
6.1.65.1
an Event of Default; or
6.1.65.2
any event
or circumstance
which (with
the expiry
of any
applicable grace
period, the
giving
of
notice,
the
making
of
any
determination
under
the
Finance
Documents
or
any
combination of any of the foregoing) would be an Event of Default;
6.1.66
Deposit
Manager
means
Deposit
Manager
Proprietary
Limited,
registration
number
2010/016889/07, a private
company with limited
liability duly incorporated
in accordance with
the laws of South Africa;
6.1.67 Disruption Event
means either or both of –
6.1.67.1
a material
disruption to those
payment or communications
systems or to
those financial
markets which are, in each
case, required to operate in
order for payments to be
made in
connection
with
the
Senior
Facilities
(or
otherwise
in
order
for
the
transactions
contemplated by
the Finance Documents
to be carried
out) which disruption
is not caused
by, and is beyond the control of, any of the Parties; or
6.1.67.2
the occurrence of any other
event which results in a
disruption (of a technical
or systems-
related nature) to the
treasury or payments operations of
a Party preventing that,
or any
other Party –
6.1.67.2.1
from performing its payment obligations under the Finance Documents;
or
6.1.67.2.2
from communicating with other Parties in accordance with the terms of the
Finance
Documents,
and which (in either
such case) is not caused
by,
and is beyond the control
of, the Party
whose operations are disrupted;
6.1.68 Dormant Subsidiary
means any member of the Covenant Group -
6.1.68.1
which does not trade (for itself or as agent for any person);
and

6.1.68.2
which
does
not
own,
legally
or
beneficially,
assets
(including
indebtedness
owed
to
it)
which in aggregate
(together with all
such other members
of the Covenant
Group which
are Dormant Subsidiaries)
have a value
of R10,000,000 or
more (or its
equivalent in other
currencies);
6.1.69 Environment
means
humans,
animals,
plants
and
all
other
living
organisms
including
the
ecological systems of which they form part and the following media
-
6.1.69.1
air (including, without
limitation, air within
natural or man-made
structures, whether above
or below ground);
6.1.69.2
water (including,
without limitation,
territorial, coastal
and inland
waters, water
under or
within land and water in drains and sewers); and
6.1.69.3
land (including, without limitation, land under water);
6.1.70
Environmental
Claim
means
any
claim,
litigation,
arbitral
proceedings
or
administrative
proceedings, formal
notice or
investigation by
any authority
in respect
of any
Environmental
Law or any authorisation held (or required to be held) under applicable
Environmental Law;
6.1.71 Environmental Law
means any applicable law or regulation which relates to -
6.1.71.1
the pollution or protection of the Environment;
6.1.71.2
harm to or the protection of human health and safety; or
6.1.71.3
the
generation,
handling,
transport,
storage,
burial,
use,
release,
disposal,
emission
or
spillage of any
Hazardous Substances which,
alone or in
combination with any
other, is
capable of causing harm to the Environment, including, without limitation, any waste;
6.1.72 Environmental Matters
means all matters relating to -
6.1.72.1
the pollution or protection of the Environment and/or human
health and safety;
6.1.72.2
the
use,
treatment,
storage,
burial,
disposal,
transport
or
handling
of
Hazardous
Substances; or
6.1.72.3
Environmental Permits;
6.1.73
Environmental
Permit
means
any
permit
and/or
other
authorisation
and
the
filing
of
any
notification, report or
assessment required under
any Environmental Law
for the
operation of
the business of any member of the Group or in respect of any immovable properties owned or used by any member of the Group;
6.1.74 Event of Default
means any event or circumstance specified in clause
29
(
Events of Default );

6.1.75 Excluded Subsidiary
means -
6.1.75.1
Cash Connect Capital;
6.1.75.2
K2020 Connect Proprietary Limited, registration number 2020/263969/07;
and
6.1.75.3
any other
Subsidiary of
the Term/RCF
Borrower which
the Facility
Agent has
agreed in
writing will be designated as an Excluded Subsidiary;
6.1.76
Existing
Finance
Documents
has
the
meaning
given
to
that
term
in
the
Lesaka
Release
Agreement;
6.1.77
Existing Group
Indebtedness
means Financial
Indebtedness of
the members
of the
Group
arising under the Existing Finance Documents;
6.1.78 Existing Security
has the meaning given to that term in the Lesaka Release Agreement;
6.1.79
Existing Security
Discharge Date
means, in
respect of
any Existing
Security,
the "Release
Time" for that Existing Security as defined in the Lesaka Release Agreement;
6.1.80 Facility
means a Senior Term Facility,
the Senior RCF or a Working Capital Facility;
6.1.81 FATCA means -
6.1.81.1
sections 1471 to 1474 of the Code or any associated regulations;
6.1.81.2
any treaty,
law or regulation
of any other
jurisdiction, or relating
to an intergovernmental
agreement between
the US
and any other
jurisdiction, which
(in either
case) facilitates
the
implementation of any law or regulation referred to in clause
6.1.81.1
; or
6.1.81.3
any agreement pursuant to the implementation
of any treaty, law or regulation referred to
in clauses
6.1.81.1
or
6.1.81.2
with the US
Internal Revenue Service,
the US government
or any governmental or taxation authority in any other jurisdiction;
6.1.82
FATCA
Deduction
means
a
deduction
or
withholding
from
a
payment
under
a
Finance
Document required by FATCA;
6.1.83 FATCA Exempt Party
means a
Party that
is entitled
to receive
payments free
from any
FATCA
Deduction;
6.1.84 Fee Letter
means any letter or letters
entered into by reference
to this Agreement, dated
on or
about
the
Original
Signature
Date,
between
the
Facility
Agent
and/or
the
Original
Senior
Lenders (or any one of them) and the Term/RCF
Borrower setting out any of the fees referred
to in clause
18
(Fees);
6.1.85 Final Discharge Date
means the date on which -

6.1.85.1
the
Senior
Term
Facility
Outstandings,
the
Senior
RCF
Outstandings
,
the
WesBank
Outstandings and the WCF Outstandings
have been irrevocably and
unconditionally paid
and discharged in full (whether or not as a result of enforcement);
6.1.85.2
all
Treasury
Transactions
entered
into
under
the
Hedging
Documents
have
been
terminated or closed-out, no party under a
Hedging Document is under any obligation to
make
any
scheduled
payments
thereunder
and
the
Hedge
Counterparty
Outstandings
have been irrevocably and unconditionally paid and
discharged in full (whether or not
as
a result of enforcement);
and
6.1.85.3
no Finance Party
has any commitment
whatsoever to provide
finance or any
other form
of credit or financial accommodation to any person under any Finance
Document,
as certified in writing by the Facility Agent
(acting on the instructions of all the Lenders
and the
Hedge Counterparties)
within 5 Business
Days of receipt of
a request for confirmation
from the
Term/RCF
Borrower, if all the requirements above have in fact been met;
6.1.86
Final
Maturity
Date
,
in
relation
to
each
Senior
Term
Facility
or
the
Senior
RCF,
has
the
meaning given to that term
in the applicable Senior Term
Facility Agreement or the Amended
and Restated Senior RCF Agreement, respectively;
6.1.87 Finance Document
means -
6.1.87.1
this Agreement;
6.1.87.2
the Amendment and Restatement Agreement;
6.1.87.3
the Amended and Restated Senior Term Facility A Agreement;
6.1.87.4
the Amended and Restated Senior Term Facility B Agreement;
6.1.87.5
the Amended and Restated Senior RCF Agreement;
6.1.87.6
each WCF Document;
6.1.87.7
each WesBank Agreement;
6.1.87.8
the Lesaka Release Agreement;
6.1.87.9
the Cash Connect Management Release Agreement;
6.1.87.10
the Debt Guarantee;
6.1.87.11
the Counter-indemnity Agreement;
6.1.87.12
each Security Document;

6.1.87.13
each Security Structure Document;
6.1.87.14
each Fee Letter;
6.1.87.15
the Further Rights Letter;
6.1.87.16
the Accession Letter (Recharger);
6.1.87.17
any Hedging Document;
6.1.87.18
any Intercreditor Agreement;
6.1.87.19
any
Subordination Agreement;
6.1.87.20
any Transfer Certificate;
6.1.87.21
any Accession Letter;
6.1.87.22
any Resignation Letter;
6.1.87.23
each Utilisation Request;
6.1.87.24
each Compliance Certificate;
6.1.87.25
any Compounded Rate Supplement;
6.1.87.26
any Compounding Methodology Supplement;
6.1.87.27
each document amending any Finance Document referred
to in this clause above; and
6.1.87.28
any other document
designated as
such by
agreement between
the Facility
Agent and
the
Term/RCF
Borrower;
6.1.88
Finance
Parties
means
the
Lenders,
the
Hedge
Counterparties,
the
Facility
Agent
and
the
Debt Guarantor (and Finance Party , as the context requires, means any of them);
6.1.89 Financial Indebtedness
means any indebtedness for or in respect of -
6.1.89.1
moneys borrowed, credit provided and debit balances at financial institutions;
6.1.89.2
any amount raised by
acceptance under any acceptance credit
facility or dematerialised
equivalent;
6.1.89.3
any amount
raised pursuant
to any
note purchase
facility or
the issue
of bonds,
notes,
debentures, loan stock or any similar instrument;

6.1.89.4
the amount of any liability in respect of any
lease or hire purchase contract which would,
in
accordance
with
IFRS,
be
treated
as
a
finance
or
capital
lease
but
excluding
any
Relevant
Operating
Lease
notwithstanding
any
change
(or
the
implementation
of
any
change) to IFRS on or after 1 January 2019;
6.1.89.5
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
6.1.89.6
any amount
raised under
any other
transaction (including any
forward sale
or purchase
agreement) having the commercial effect of a borrowing;
6.1.89.7
any Treasury Transaction
(and, when calculating the value of that Treasury
Transaction,
only the
mark-to-market value
(or, if any
actual amount
is due
as a
result of
the termination
or close-out of that derivative transaction, that amount) shall be taken into account);
6.1.89.8
any
amount
raised
by
the
issue
of
a
share
which
by
its
terms
(or
by
the
terms
of
any
security
into
which
it
is
convertible
or
for
which
it
is
exchangeable)
is
or
may
become
mandatorily
redeemable
or
redeemable
at
the
option
of
its
holder
(including
upon
the
occurrence of any default under the terms of issue of any such share);
6.1.89.9
any counter-indemnity obligation
in respect
of a guarantee,
indemnity,
bond, standby or
documentary
letter
of
credit
or
any
other
instrument
issued
by
a
bank
or
financial
institution; and
6.1.89.10
the amount
of any
liability in
respect of
any guarantee or
indemnity for
any of
the items
referred to in clauses
6.1.89.1
to
6.1.89.9 above;
6.1.90 Funding Rate
means any individual
rate notified by
a Lender to
the Agent in
relation to a Term
Rate Loan;
6.1.91
Further Rights
Letter
means the
letter agreement, dated
on or
about the Original
Signature
Date, between,
amongst others, the
Term/RCF
Borrower and each
Original Senior Lender
in
respect
of
the
Original
Senior
Lenders'
rights
in
relation
to
inter
alia
(i)
a
refinancing
by
the
Term/RCF
Borrower of the Senior Term Facility Loans, the Senior Term
Facility Outstandings,
the Senior RCF Loans and
the Senior RCF Outstandings under
the Finance Documents, and
(ii) the right to
quote in relation
to any transactional
banking requirements of
Adumo and any of
its Subsidiaries;
6.1.92 GAAP
means, in relation to Holdco, the generally accepted accounting principles in the US;
6.1.93 Group means -

6.1.93.1
for the
purposes of clauses
6.1.73
,
6.1.182
,
12.2,
,
25.17
25.18
,
25.29
,
28.2
,
28.20
and
28.26
of this
Agreement, Holdco and
each of
its Subsidiaries from
time to
time and
any
partnership, Joint
Venture, trust, juristic
person or
other entity
Controlled by
Holdco and/or
any of its Subsidiaries ; and
6.1.93.2
for all other
clauses in this
Agreement which are
not referred to
in clause
6.1.93.1
, Holdco
and each
of its
Subsidiaries from time
to time
and any
partnership, Joint
Venture,
trust,
juristic
person
or
other
entity
Controlled
by
Holdco
and/or
any
of
its
Subsidiaries
but
specifically excluding CPS and its Subsidiaries;
6.1.94
Group
Structure
Chart
means
the
written
group
structure
diagram
attached
hereto
as
Annexure
L
(Group
Structure
Chart),
or,
if
Holdco
has
delivered
a
further
group
structure
diagram pursuant to clause
26.10.5
, the most recently delivered group structure diagram;
6.1.95 Guarantor
means an
Original Guarantor or
an Additional Guarantor,
to the
extent that
it has
not ceased to be a Guarantor in accordance with clause
31.5
(Resignation of a Guarantor);
6.1.96 Hazardous Substances
means any wastes,
pollutants, contaminants
and any other
natural or
artificial
substance (whether
in
the
form
of
a
solid,
liquid,
gas
or
vapour)
which,
alone
or
in
combination with other substances, is capable of
causing harm or damage to the Environment
or human health;
6.1.97
Hedge
Counterparty
means
any
person
which
becomes
a
party
to
this
Agreement,
the
Intercreditor Agreement
and the
Subordination Agreement
as a
provider of
interest rate
hedging
facilities to the Term/RCF Borrower under a Hedging Document;
6.1.98 Hedge Counterparty Outstandings
means, at any time, in relation to a Hedge Counterparty,
the aggregate of -
6.1.98.1
all
actual
outstanding
amounts
due
and
owing
to
that
Hedge
Counterparty
under
the
Hedging Documents; and
6.1.98.2
if
the
Treasury
Transactions
under
those
Hedging
Documents
are
to
be
terminated
or
closed-out at
that time,
all outstanding
amounts owing
to that
Hedge Counterparty
as a
result of that termination or close-out,
(including, without limitation, any
claim for direct damages or
restitution, any claim as
a result
of any recovery
by an
Obligor, a Security Provider
or another person
of a payment
or discharge
under the Finance
Documents on
the grounds of
preference, and each
amount which would
be
included in
any of the
above but
for any
discharge, non-provability
or unenforceability
of a
claim
in any insolvency or other proceedings);

6.1.99
Hedging
Document
means
any
master
agreement,
confirmation,
schedule
or
other
agreement, in each
case, in the
form required by
clause
28.15
(
Hedging policy
), entered
into
or to be entered into by the Term/RCF Borrower and a Hedge Counterparty for the purpose of hedging the types of liabilities
and/or risks in relation
to the Senior Term Facilities which, at the
time that that master agreement, confirmation, schedule or other agreement (as the case may
be) is entered into, is required or permitted to be hedged by the terms of this Agreement;
6.1.100 Historic RFR
means, in relation to
an RFR Banking
Day, the most recent RFR for a
day which
is no more than 3 RFR Banking Days before that RFR Banking Day;
6.1.101
Holdco Cession &
Pledge
means the
pledge and cession
in securitatem debiti,
dated on or
about the Original Signature
Date, given in favour of
the Debt Guarantor by
Holdco over
inter
alia
-
6.1.101.1
its shares in and claims and related rights against the Term/RCF Borrower;
and
6.1.101.2
its rights, title and interest in and to the Secured Account;
6.1.102
Holding
Company
,
in
relation
to
a
company
or
corporation,
means
any
other
company
or
corporation in respect of which it is a Subsidiary;
6.1.103 IFRS
means international
accounting standards promulgated
by the
International Accounting
Standards Board from
time to time,
to the extent applicable
to the relevant financial
statements
or IFRS for small and medium enterprises, as applicable;
6.1.104 Indexed
in relation
to
any sum,
that sum
adjusted annually
to take
account of
year-on-year
changes in the US CPI since the Original Signature Date;
6.1.105 Insurance
means any
contract or
policy of
insurance and
reinsurance taken
out by
or on
behalf
of a member of the Group or under which it has a right to claim;
6.1.106 Intellectual Property Rights
means -
6.1.106.1
any know-how,
patent, trade
mark, service
mark, design,
invention, trading
or business
name, domain name, topographical or similar right;
6.1.106.2
any copyright, data base or other intellectual property right; or
6.1.106.3
any interest and rights to use (including by way of licence) in the above, in each case whether registered or not, and includes any related application;
6.1.107 Intercreditor Agreement
means the intercreditor
agreement entered into or
to be entered into
between, amongst others, the Finance Parties;

6.1.108
Interest
Payment
Date
,
in
relation
to
a
Senior
Term
Facility
or
the
Senior
RCF,
has
the
meaning given to that term
in the applicable Senior Term
Facility Agreement or the Amended
and Restated Senior RCF Agreement, respectively;
6.1.109
Interest
Period
,
in
relation
to
a
Senior
Term
Facility
or
the
Senior
RCF
or
Unpaid
Sum
in
relation
thereto,
has
the
meaning
given
to
that
term
in
the
applicable
Senior
Term
Facility
Agreement or the Amended and Restated Senior RCF Agreement,
respectively;
6.1.110
Internally
Generated
Cash
means
funds
generated
from
the
operating
activities
of
the
Covenant Group in the ordinary course of business which -
6.1.110.1
excludes the
proceeds of
any Shareholder
Contributions or
Financial Indebtedness
raised
by a member of the Covenant Group; and
6.1.110.2
includes
any
disposal
proceeds
generated
through
any
disposals
contemplated
in
clause
28.6.11
(Disposals);
6.1.111 Interpolated Screen Rate
means in relation to any Term
Rate Loan, the rate (rounded to the
same number
of decimal
places as
the Screen
Rate) which
results from
interpolating on
a linear
basis between –
6.1.111.1
the Screen
Rate for the
longest period (for
which the Screen
Rate is available)
which is
less than the Interest Period of that Term Rate Loan; and
6.1.111.2
the
Screen
Rate for
the
shortest
period (for
which the
Screen Rate
is
available) which
exceeds the Interest Period of that Term Rate Loan,
each as of the Specified Time for ZAR;
6.1.112 Investec
means
Investec
Bank
Limited,
registration
number
1969/004763/06,
a
public
company with limited liability duly incorporated in accordance with the laws of South Africa;
6.1.113 JIBAR
means, for an Interest Period of any Term Rate Loan or Unpaid Sum -
6.1.113.1
the applicable Screen Rate; or
6.1.113.2
(if
no Screen
Rate is
available for
the
Interest Period
of
that Loan
or Unpaid
Sum)
the
arithmetic mean of the
rates (rounded upwards
to four decimal places),
as supplied to the
Facility
Agent
at
its
request,
quoted
by
the
Reference
Banks
to
leading
banks
in
the
Johannesburg interbank market,
as of 11h00
on the Quotation Day for the offering of deposits in Rand for a period comparable to that Interest Period;
6.1.114 JIBAR Overnight Deposit Rate
means -

6.1.114.1
the applicable Screen Rate; or
6.1.114.2
(if no Screen Rate is
available) the arithmetic
mean of the rates
(rounded upwards to four
decimal places), as supplied to the Facility Agent at its request, quoted by the Reference
Banks to leading banks in the Johannesburg interbank market, as of 11h00 on the Quotation Day for the offering of overnight deposits in Rand;
6.1.115
Joint
Venture
means
any
joint
venture
entity,
whether
a
company,
unincorporated
firm,
undertaking, association, joint venture or
partnership (whether an
en commandite
partnership
or any other partnership) or similar
person, comprising an association of two or more
persons
to
undertake
a
business
enterprise
through
a
combination
of
assets
and/or
expertise
but
specifically excluding
any arrangement
which comprises
solely of
a profit-sharing
arrangement;
6.1.116 Kwande
means
Kwande
Group
Proprietary
Limited, registration
number
2000/003245/07, a
private company
with limited
liability duly
incorporated in
accordance with
the
laws of
South
Africa;
6.1.117 Lenders
means -
6.1.117.1
the Senior Term
Facility Lenders;
6.1.117.2
the Senior RCF Lenders;
6.1.117.3
WesBank;
and
6.1.117.4
the WCF Lenders,
and Lender , as the context requires, means any of them;
6.1.118
Lesaka
Release
Agreement
means
the
agreement
to
be
entered
into
between
inter
alios
Holdco, the
Term/RCF
Borrower and
the
Facility Agent
and persons
who have
provided the
Existing
Group
Indebtedness
(other
than
the
Financial
Indebtedness
relating
to
the
Cash
Connect Management Finance Documents) to the Group, which inter alia regulates –
6.1.118.1
the payment of the Existing Group Indebtedness; and
6.1.118.2
the release of the Existing Security;
6.1.119 Loan
means
a
loan
made
or
to
be
made
under
a
Senior
Facility,
or
the
principal
amount
outstanding of that loan from time to time;
6.1.120 Longstop Date
means 31 March 2025;

6.1.121
Main
Street
1723
means
Main
Street
1723
Proprietary
Limited,
registration
number
2019/300711/07,
a private company
with limited liability
duly incorporated in
accordance with
the laws of South Africa;
6.1.122 Majority Lenders
means, at any time, Lenders -
6.1.122.1
if
there is
any Loan
outstanding and
no Default
has occurred
and is
continuing, whose
share in the outstanding
Loans then aggregate 66⅔
per cent. or more
of the aggregate of
all the outstanding Loans of all of the Lenders;
6.1.122.2
if there is
any Loan then
outstanding and a
Default has occurred
and is continuing,
whose
share in
the outstanding Loans
and whose
undrawn Commitments then
aggregate 66⅔
per
cent
or
more
of
the
aggregate
of
all
the
outstanding
Loans
and
the
undrawn
Commitments of all the Lenders;
6.1.122.3
if there is no Loan
then outstanding, whose undrawn Commitments then aggregate 66⅔
per cent or more of the Total Commitments; or
6.1.122.4
if there
is no
Loan then
outstanding and
the Total
Commitments have
been reduced
to
zero, whose Commitments aggregated
66⅔ per cent or
more of the Total
Commitments
immediately before the reduction;
6.1.123 Market Disruption Rate
means the rate specified as such in the Compounded Rate Terms;
6.1.124
Material Adverse
Effect
means an
event or
circumstances which
has or,
in the
reasonable
opinion of the Facility Agent (acting on
the instructions of the Majority Lenders), is reasonably
likely to have a material adverse effect on -
6.1.124.1
the business,
operations or
financial condition
of any
Obligor, Security
Provider, the
Group
taken as a whole and/or the Covenant Group taken as a whole;
6.1.124.2
the ability of an Obligor or Security Provider to perform its payment and/or other material obligations under the Finance Documents; or
6.1.124.3
the validity or enforceability of the Finance Documents or
the validity or enforceability of,
or
the
effectiveness
or
ranking
of
any
Transaction
Security
granted
or
purported
to
be
granted
pursuant
to
any
of
the
Finance
Documents
or
the
rights
or
remedies
of
any
Finance Party under any of the Finance Documents;
6.1.125 Material Agreements
means -

6.1.125.1
any contract
which contributes
more than
5% the
total revenue
of the
Covenant Group
(other
than
the
Excluded
Subsidiaries)
or
which
contributes
more
than
2.5%
of
the
Consolidated EBITDA (calculated with reference
to the Holdco's most
recently delivered
annual financial statements);
6.1.125.2
any other agreement
that is material
to the business
of the Covenant
Group (other than
the Excluded Subsidiaries) and for
this purpose an agreement shall
be considered to be
"material" if the termination of that agreement (whether voluntarily, by mutual agreement
or pursuant to a breach of
the terms of that agreement by
any party thereto) would have
a Material Adverse
Effect; and
6.1.125.3
any other
written agreement
or document at
any time
designated a Material
Agreement
by written agreement between the Term/RCF Borrower and the Facility Agent, and the Material Contracts listed in Annexure M;
6.1.126 Material Group Company , where used in clause
29
(Events of Default), means an Obligor or
a Material Subsidiary;
6.1.127 Material Insurance Proceeds
has the meaning given
to that term
in clause
12.4
(Mandatory
prepayment - material disposal and insurance proceeds);
6.1.128 Material Subsidiary
means, (i) any holding company
of another Material Subsidiary, and (ii) a
Subsidiary of
the Term/RCF Borrower or
a Subsidiary
of any
other Obligor
whose gross
assets,
EBITDA
(as
defined
in
clause
6.1.128.4
below)
or
total
revenue
equal
or
exceed
5%
of
the
gross
assets,
Consolidated
EBITDA
or
total
revenue
of
the
Covenant
Group
(excluding
the
Excluded Subsidiaries).
For this purpose -
6.1.128.1
the gross assets, EBITDA or
total revenue of a Subsidiary of
the Term/RCF
Borrower or
a Subsidiary of any other Obligor (other than an Excluded Subsidiary) will be determined from its
financial statements
or management
accounts (in
each case,
consolidated if
it has
Subsidiaries)
which
were
consolidated
into
the
latest
SEC
Form
and/or
latest
audited
consolidated financial
statements or
management accounts
of the
Term/RCF
Borrower
(adjusted on a pro forma basis
as contemplated in clause
26.1.1.3
or
26.1.5.2
(Financial
statements), as applicable);
6.1.128.2
if a Subsidiary
of the Term/RCF
Borrower or a Subsidiary of
any other Obligor becomes
a member of
the Covenant Group
(and is not
an Excluded Subsidiary)
after the date
on
which the
latest
audited consolidated
financial statements
or
management accounts
of
the Term/RCF
Borrower have been prepared, the gross assets, EBITDA or total revenue of
that
Subsidiary
will
be
determined
from
the
latest
SEC
Form
and/or
the
Term/RCF
Borrower's
latest
financial
statements
or
management
accounts
(in
each
case,
consolidated
if it has Subsidiaries);

6.1.128.3
the gross
assets, Consolidated
EBITDA or
total revenue
of the
Covenant Group
will be
determined
from
the
latest
SEC
Form
and/or
the
Term/RCF
Borrower's
latest
audited
consolidated
financial
statements
or
management
accounts
(adjusted
on
a
pro
forma
basis
as
contemplated
in
clause
26.1.1.3
or
26.1.5.2
(Financial
statements),
as
applicable);
6.1.128.4
the
EBITDA
of
a
Subsidiary
(or
a
company
or
business
subsequently
acquired
or
disposed of) will be
determined on the same
basis as Consolidated EBITDA (as
defined
in clause
6.2
(Financial Definitions) below),
except that
references to
the Covenant Group
will be construed as references to that Subsidiary, company or business; and
6.1.128.5
where financial statements and management accounts of
a Subsidiary or the
Term/RCF
Borrower
or
a
Subsidiary
of
any
other
Obligor
are
available
in
respect
of
the
same
accounting
period,
the
financial
statements
shall
be
used
for
purposes
of
making
the
necessary determinations.
6.1.129
Notwithstanding the above, each of the following companies will be a Material Subsidiary -
6.1.129.1.1
each Guarantor (other than Holdco);
6.1.129.1.2
any Subsidiary
of the
Term/RCF
Borrower or
any other
Obligor which
is party
to a
Material Agreement;
6.1.130 Month
means a period starting on one
day in a calendar month
and ending on the numerically
corresponding day in the next calendar month, except that -
6.1.130.1
other than where clause
6.1.130.2
applies -
6.1.130.1.1
(subject to
clause
6.1.130.1.3 below
) if
the numerically
corresponding day
is not
a
Business Day, that period
shall end
on the
next Business
Day in
that calendar
month
in which
that period
is to
end if
there is
one, or
if there
is not,
on the
immediately
preceding Business Day;
6.1.130.1.2
if
there
is
no
numerically
corresponding
day
in
the
calendar
month
in
which
that
period
is
to
end,
that
period
shall
end
on
the
last
Business
Day
in
that
calendar
month; and
6.1.130.1.3
if
an
Interest
Period
begins
on
the
last
Business
Day
of
a
calendar
month,
that
Interest Period
shall end
on the
last Business
Day in
the calendar
month in
which
that Interest Period is to end; and
6.1.130.2
in relation to an
Interest Period for
any Compounded Rate
Loan (or, on and from
the Rate
Switch Date,
any other
period for the
accrual of commission
or fees) the
rules specified
as "Business Day Conventions" in the Compounded Rate Terms shall apply.

The above rules will only apply to the last Month of any period;
6.1.131 Obligors
means
the
Borrowers
and
the
Guarantors
(and
Obligor
,
as
the
context
requires,
means any of them);
6.1.132 Mobikwik
means One
Mobikwik Systems
Limited (previously
known as
One Mobikwik
Systems
Pvt Ltd)
(Corporate Identity
Number U64201HR2008PLC053766),
a company
registered under
the laws of India;
6.1.133
Original
Common
Terms
Agreement
means
the
written
common
terms
agreement,
titled
"
Common
Terms
Agreement
",
dated
on
or
about
the
Original
Signature
Date,
between
the
Parties, which
agreement was
subsequently amended
and restated
to
be in
the form
of
this
Agreement;
6.1.134
Original
CP
Documents
means
the
documents
and
other
evidence
listed
in
Part
I
of
Annexure D
(
Conditions Precedent );
6.1.135 Original Financial Statements
means, in relation to -
6.1.135.1
to
Holdco,
its
audited
consolidated
financial
statements
for
its
financial
year
ended
30
June 2024;
6.1.135.2
the
Term/RCF
Borrower,
its
audited
consolidated
financial
statements
for
the
financial
year ended 30 June 2022;
6.1.135.3
Luxanio
227
Proprietary
Limited,
its
audited
financial
statements
for
the
financial
year
ended 31 July 2022;
6.1.135.4
GAAP Point of
Sale Proprietary Limited, its
audited financial statements for
the financial
year ended 30 September 2024;
6.1.135.5
each
of
Adumo, Lesaka
Merchant Technologies
Proprietary Limited
(previously named
"Adumo Technologies
Proprietary Limited"), Adumo Payouts Proprietary Limited, Adumo
Management
Company
Proprietary
Limited
and
Lesaka
Payments
Proprietary
Limited
(previously
named
"Adumo
Payments
Proprietary
Limited"),
its
audited
financial
statements for the financial year ended 30 September 2023;
6.1.135.6
each
of
Deposit
Manager,
Cash
Connect
Management,
Lesaka
Alternative
Digital
Products
Proprietary
Limited
(previously
named
"EasyPay
Proprietary
Limited"),
Main
Street 1723, Prism Holdings Technologies Proprietary Limited, Lesaka Finance Holdings
Proprietary
Limited
(previously
named
"Net1
Finance
Holdings
Proprietary
Limited"),
Cash
Connect
Rentals
and
EasyPay
Financial Services
Proprietary
Limited
its
audited
financial statements for the financial year ended 30 June 2023;

6.1.135.7
each
of
Prism
Payment
Technologies
Proprietary
Limited,
Easypay
Cash
Proprietary
Limited, K2021477132 (South Africa)
Proprietary Limited, its audited
financial statements
for the financial year ended 30 June 2022; and
6.1.135.8
Obovix
(RF)
Proprietary
Limited,
its
audited
financial
statements
for
the
financial
year
ended 28 February 2018;
6.1.136
Original
Obligors
means
the
Term/RCF
Borrower,
the
Original
WCF
Borrowers
and
the
Original Guarantors (and Original Obligor , as the context requires, means any of them);
6.1.137 Original Senior RCF Agreement
means the written revolving credit loan
facility agreement of
up
to
the
Senior
RCF
Commitment,
titled
"
Senior
RCF
Agreement
"
dated
on
or
about
the
Original Signature Date, between the Original Senior RCF Lenders, the Facility Agent and the
Term/RCF Borrower (as borrower),
which agreement
was subsequently
amended and
restated
to be in the form of the Amended and Restated Senior RCF Agreement;
6.1.138
Original
Senior RCF
Lender
means each
Original Senior
Lender
which has
a
Senior RCF
Commitment set opposite its name in Column 5
(Senior RCF Commitment) of the table in Part
II of
Annexure C
(The Parties);
6.1.139
Original
Senior
Term
Facility
A
Agreement
means
the
written
bullet
term
loan
facility
agreement
of
up
to
Senior
Term
Facility
A
Commitment,
titled
"
Senior
Term
Facility
A
Agreement
", dated on or about the Original Signature Date, between the
Original Senior Term
Facility
A
Lenders,
the
Facility
Agent
and
the
Term/RCF
Borrower
(as
borrower),
which
agreement
was subsequently
amended and
restated
to
be
in the
form
of the
Amended and
Restated Senior Term Facility A Agreement;
6.1.140
Original
Senior
Term
Facility
A
Lender
means
each
Original
Senior
Lender
which
has
a
Senior Term
Facility A Commitment set opposite
its name in Column 3 (Senior Term Facility A
Commitment) of the table in Part II of
Annexure C
(The Parties);
6.1.141
Original Senior
Term
Facility B
Agreement
means the
written amortising
term loan
facility
agreement
of
up
to
Senior
Term
Facility
B
Commitment,
titled
"
Senior
Term
Facility
B
Agreement
" dated on or about the Original
Signature Date, between the Original Senior Term
Facility
B
Lenders,
the
Facility
Agent
and
the
Term/RCF
Borrower
(as
borrower),
which
agreement
was subsequently
amended and
restated
to
be
in the
form
of the
Amended and
Restated Senior Term Facility B Agreement;
6.1.142
Original
Senior
Term
Facility
B
Lender
means
each
Original
Senior
Lender
which
has
a
Senior Term
Facility B Commitment set opposite
its name in Column 4 (Senior Term Facility A
Commitment) of the table in Part II of
Annexure C
(The Parties);

6.1.143
Original Senior Term
Facility Lender
means each Senior
Term
Facility A Lender
and each
Senior Term
Facility B Lender;
6.1.144 Original Signature Date means 27 February 2025;
6.1.145
Original
WCF
Agreement
means
the
working
capital
facility
and/or
general
banking facility
agreement/s, dated on
or about
the Original Signature
Date, between
the Original
WCF Lender
(as lender), and various members of the Covenant Group (as borrowers and guarantors);
6.1.146 Original WCF Lender
means RMB;
6.1.147
Original Working Capital
Facility
means a direct
and indirect general
banking and/or working
capital facility
provided by
the Original
WCF Lender
to the
WCF Borrowers
(or any one
of them)
under any Original WCF Agreement;
6.1.148 Party
means a party to this Agreement;
6.1.149 Permitted Acquisition
has the meaning given to that term in clause
28.10
(Acquisitions);
6.1.150
Permitted Cash
Management Agreement
means any
cash management
agreement between
a member of
the Covenant Group (other
than an Excluded Subsidiary)
and the Original WCF
Lender),
but
only
for
so
long
as
it
complies
with
the
requirements
of
a
Permitted
Cash
Management Arrangement;
6.1.151
Permitted
Cash
Management
Arrangement
means
an
intra-day
cash
pooling
or
cash
concentration arrangement
maintained with
the Original
WCF Lender
which provides
for the
aggregation of positive cash
balances in bank accounts
of Obligors (who are
members of the
Covenant Group and for the avoidance of doubt excludes Holdco) held with the Original WCF
Lender
and/or
set
off
of
such
aggregate
cash
balances
against
bank
accounts
deficits
of
Obligors(who are
members of
the Covenant
Group and
for the
avoidance of
doubt excludes
Holdco)
held
with
the
Original
WCF
Lender
for
the
purposes
of
maximising
the
aggregate
interest
earned
of
those
Obligors
(who
are
members
of
the
Covenant
Group
and
for
the
avoidance
of
doubt
excludes
Holdco)
and
minimising
the
aggregate
interest
paid
by
those
Obligors (who
are members of
the Covenant Group
and for the
avoidance of doubt
excludes
Holdco);
6.1.152 Permitted Disposal
has the meaning given to that term in clause
28.6
(Disposals);
6.1.153 Permitted Distribution
has the meaning given to that term in clause
28.22.1
(Distributions);
6.1.154 Permitted Encumbrance
has the
meaning given
to that
term in
clause
28.4
(Negative pledge);
6.1.155
Permitted
Financial
Indebtedness
has
the
meaning
given
to
that
term
in
clause
28.5
(Financial Indebtedness);

6.1.156
Permitted
Guarantee
has
the
meaning
given
to
that
term
in
clause
28.13
(Third
party
guarantees);
6.1.157 Permitted Loan
has the meaning given to that term in clause
28.12
(Loans out);
6.1.158 Permitted Share Issue
has the meaning given to that term in clause
28.21.2
(Share Capital);
6.1.159
Permitted Treasury
Transaction
has the
meaning given
to that
term in
clause
28.14
(Treasury
Transactions);
6.1.160 Quotation Day , in relation to any period for which an interest rate is to be determined, means the first
day of
that period
or such
other day
as the
Facility Agent
determines
is generally treated
as the rate fixing day by market practice in the Johannesburg interbank market;
6.1.161
Rate
Switch
Date
means
31 March 2026
or
the
date
notified
by
the
Facility
Agent
to
the
Term/RCF
Borrower in writing;
6.1.162 Recharger
means
Lesaka
Utilities
Proprietary
Limited
(previously
named
"Recharger
Proprietary
Limited"),
registration
number
2022/218906/07,
a
private
company
with
limited
liability duly incorporated in accordance with the laws of South
Africa;
6.1.163
Reference
Bank
Rate
means
the
arithmetic
mean
of
the
rates
(rounded
upwards
to
four
decimal places) as supplied to the Facility Agent at its request by the Reference Banks –
6.1.163.1
(other than where
clause
6.1.163.2
applies) as the
rate at which
the relevant Reference
Banks could
borrow funds
in the
Relevant Market
in ZAR
and for
the relevant
period, were
it to
do so
by asking
for and
then accepting
interbank offers
for deposits
in reasonable
market size in that currency and for that period; or
6.1.163.2
if different, as the
rate (if any
and applied to
the relevant Reference
Bank and the
relevant
currency and
period) which
contributors to
the
Screen Rate
are
asked to
submit to
the
relevant administrator;
6.1.164 Reference Banks
means the principal Johannesburg offices of Absa Bank Limited, FirstRand
Bank Limited, Investec
Bank Limited, Nedbank
Limited and The
Standard Bank of
South Africa
Limited, or such other
banks as may be
appointed by the Facility
Agent in consultation
with the
Term/RCF
Borrower;

6.1.165 Refinancing
means
the
repayment,
prepayment, cancellation
or
replacement,
in
full,
of
the
Senior Term
Facility Loans and Senior Term
Facility Outstandings and the Senior RCF Loans
and Senior
RCF Outstandings
funded, directly
or indirectly, by
way of
the incurrence
by Holdco,
the Term/RCF Borrower,
any other Obligor and/or any
other member of the Group of
Financial
Indebtedness, and Refinance
and
Refinanced
shall be
construed accordingly.
For the
purpose
of
this
definition
any
Permitted
Financial
Indebtedness
pursuant
to
clause
28.5.2
(Financial
Indebtedness) shall,
in relation
to Holdco,
be
excluded
from "Financial
Indebtedness" to
the
extent that that Permitted Financial Indebtedness is not funded through the incurrence by any
member of the Group (or any Affiliate of a member of the Group) of Financial
Indebtedness;
6.1.166 Refinancing Penalties
has the meaning
given to that
term in clause
12.11
(Refinancing and
Refinancing Penalties);
6.1.167 Relevant Market
means -
6.1.167.1
subject to clause
6.1.167.2
below, the South African interbank market; and
6.1.167.2
on and from
the Rate Switch
Date, the market
specified as such
in the Compounded
Rate
Terms
;
6.1.168
Relevant Nominating
Body
means any
applicable central
bank, regulator
or other
supervisory
authority or a
group of them,
or any working
group or committee
sponsored or chaired
by,
or
constituted at the request of, any of them;
6.1.169 Related Fund
in relation to a
fund (the
first fund
), means a fund
which is managed
or advised
by the same investment manager or investment adviser as the first fund or, if it is managed by
a different
investment manager
or investment
adviser,
a fund
whose investment
manager or
investment adviser is
an Affiliate
of the investment
manager or investment
adviser of the
first
fund;
6.1.170 Related Party
means, in relation to the Group –
6.1.170.1
any shareholder of a member of the Group who is not a member of the Group; and
6.1.170.2
any Affiliate of any shareholder referred to in clause
6.1.170.1,
other than, in
each case,
a Lender or
an Affiliate of
a Lender or
any person who
holds less than
5% of
the issued
shares of
Holdco (itself
and together
with any
of its
Affiliates and
any of
its
Related Funds);
6.1.171
Remaining
Distributable
Balance
has
the
meaning
given
to
this
term
in
clause
13.4
(Remaining amount of Distributable Balance);
6.1.172 Replacement Benchmark
means a replacement for a Screen Rate -

6.1.172.1
that
is
formally
designated,
nominated
or
recommended
as
the
replacement
for
that
Screen Rate by:
6.1.172.1.1
the administrator of that Screen Rate; or
6.1.172.1.2
any Relevant Nominating Body,
provided
that
if
the
replacement
for
that
Screen
Rate
has,
at
the
relevant
time,
been
formally
designated,
nominated
or
recommended
under
both
clauses
6.1.172.1.1
and
6.1.172.1.2
above,
the
accepted
Replacement
Benchmark
will
be
that
determined
in
accordance with clause
6.1.172.1.2
above; or
6.1.172.2
in the opinion
of the Parties,
generally accepted
in the international
market or any
relevant
domestic syndicated
loan market,
as the
appropriate replacement for
that Screen
Rate;
or
6.1.172.3
in the opinion of the Parties, an appropriate replacement to that Screen
Rate;
6.1.173
Repeating
Representations
means,
at
any time,
the
representations and
warranties
which
are
made or
deemed to
be
repeated under
clause
25.32
(Times
for making
representations
and warranties);
6.1.174 Reporting Day
means the day (if any) specified as such in the Compounded Rate Terms;
6.1.175 Reporting Time
means the relevant time
(if any) specified as
such in the
Compounded Rate
Terms;
6.1.176 Representative
means any
representative, delegate,
agent, manager, administrator, nominee,
attorney, trustee or custodian;
6.1.177 Resignation Letter
means a
letter substantially
in the
form set
out
in Annexure
E (Form
of
Resignation Letter);
6.1.178 RFR
means the rate specified as such in the Compounded Rate Terms;
6.1.179 RFR Banking Day
means any day specified as such in the Compounded
Rate Terms;
6.1.180 RMB
means FirstRand Bank Limited (acting through its Rand Merchant
Bank division);
6.1.181 Sanctioned Entity
means -
6.1.181.1
a person, country or territory
which is listed on a
Sanctions List or is subject
to Sanctions;
and
6.1.181.2
a person which is
ordinarily resident in
a country or
territory which is listed
on a Sanctions
List or is subject to Sanctions;

6.1.182
Sanctioned
Transaction
means
the
use
of
the
proceeds
of
the
Senior
Facilities
for
the
purpose of financing or providing any credit, directly or indirectly, to -
6.1.182.1
a Sanctioned Entity; or
6.1.182.2
any other person
or entity, if a
member of
the Group
has actual
knowledge that
the person
or
entity
proposes
to
use
the
proceeds
of
the
financing
or
credit
for
the
purpose
of
financing or providing any credit, directly or indirectly, to a Sanctioned Entity, in
each
case
to
the
extent
that
to
do
so
is
prohibited
by,
or
would
cause
any
breach
of,
Sanctions;
6.1.183 Sanctions
means
trade,
economic
or
financial
sanctions,
laws,
regulations,
embargoes
or
restrictive
measures
imposed, administered
or
enforced from
time
to
time
by
any
Sanctions
Authority;
6.1.184 Sanctions Authority
means -
6.1.184.1
the United Nations;
6.1.184.2
the European Union;
6.1.184.3
the Council of Europe (founded under the Treaty of London, 1946);
6.1.184.4
the government of the United States of America;
6.1.184.5
the government of the United Kingdom;
6.1.184.6
the government of the Republic of France; and
6.1.184.7
the government of Switzerland,
and
any
of
their
governmental authorities,
including,
without
limitation, the
Office
of
Foreign
Assets Control for the US Department of
Treasury (
OFAC ), the US Department of Commerce,
the US State
Department or
the US
Department of
the Treasury, Her Majesty's Treasury
(
HMT )
and the French Ministry of Finance.
6.1.185 Sanctions List
means -
6.1.185.1
the Specially Designated Nationals and Blocked Persons List
maintained by OFAC;
6.1.185.2
the
Consolidated
List
of
Financial
Sanctions
Targets
and
the
Investments
Ban
List
maintained by HMT,

and any similar list
maintained, or a
public announcement of
a Sanctions designation
made, by
any Sanctions Authority,
in each case as amended,
supplemented or substituted from time to
time;
6.1.186 Screen Rate
means -
6.1.186.1
for JIBAR, the Johannesburg Interbank
Agreed Rate, polled and published
by the South
African
Futures
Exchange
(a
division
of
the
JSE
Limited)
for
deposits
in
Rand
for
the
relevant period, as displayed on the Reuters Screen SAFEY
Page alongside the caption
" YLD"
at the applicable time; or
6.1.186.2
for the JIBAR Overnight Deposit Rate, the SAFEX overnight call deposit rate, polled and published
by
the
South
African
Futures
Exchange
(a
division
of
the
JSE
Limited)
for
deposits in
Rand, as
displayed on
the Reuters
Screen SAFEY
Page alongside
the caption
" SFXROD " at the applicable time.
If the
relevant page is
replaced or the
information service ceases
to be
available, the Facility
Agent (after consultation
with the
Term/RCF
Borrower and the
Lenders) may specify
another
page or service displaying the appropriate rate;
6.1.187 Screen Rate Replacement Event
means in relation to a Screen Rate -
6.1.187.1
the
methodology,
formula
or
other
means
of
determining
the
Screen
Rate
has,
in
the
opinion of the parties, materially changed;
6.1.187.2
the
administrator
of
the
Screen
Rate
or
its
supervisor
publicly
announces
that
such
administrator is insolvent;
6.1.187.3
information is published in
any order, decree, notice, petition
or filing, however described,
of or
filed with
a court,
tribunal, exchange, regulatory
authority or
similar administrative,
regulatory or judicial body which
reasonably confirms that the
administrator of the Screen
Rate is insolvent,
provided that,
in each
case contemplated
by clauses
6.1.187.2
and
6.1.187.3
, at
that time
there
is no successor administrator to continue to provide the Screen Rate;
6.1.187.4
the administrator of the Screen Rate publicly announces that it has ceased or will cease, to
provide
the
Screen
Rate
permanently
or
indefinitely
and,
at
that
time,
there
is
no
successor administrator to continue to provide the Screen Rate;
6.1.187.5
the supervisor of
the administrator of
the Screen Rate
publicly announces
that the Screen
Rate has been or will be permanently or indefinitely discontinued;

6.1.187.6
the
administrator of
the Screen
Rate or
its supervisor
announces that
the Screen
Rate
may no longer be used;
6.1.187.7
the
administrator
of
the
Screen
Rate
determines
that
the
Screen
Rate
should
be
calculated in
accordance with
its reduced
submissions or
other contingency
or fallback
policies
or
arrangements
and
the
circumstance(s)
or
event(s)
leading
to
such
determination are not
(in the opinion
of the Facility
Agent) relevant
for the purposes
of this
Agreement;
6.1.187.8
any
Relevant
Nominating
Body
formally
designates,
nominates
or
recommends
a
replacement for a Screen Rate;
6.1.187.9
in
the
opinion
of
the
Parties,
the
Screen
Rate is
otherwise
no
longer representative
or
appropriate for the purposes of calculating interest under this Agreement;
6.1.187.10
a public statement or
publication of information
by the regulatory supervisor
or competent
authority of
the
administrator of
the
Screen Rate,
an insolvency
official with
jurisdiction
over
the
administrator
for
the
Screen
Rate,
an
authority
with
jurisdiction
over
the
administrator for
the Screen
Rate or
a court
or an
entity with
similar insolvency
or authority
over
the
administrator
for
the
Screen
Rate
is
made
or
issued
which
states
that
the
administrator of the Screen
Rate has ceased
or will cease
to provide the Screen
Rate (for
any tenor)
permanently or
indefinitely and,
at that
time, there
is no
successor administrator
to continue to provide that Screen Rate;
6.1.187.11
a public statement or
publication of information
by the regulatory supervisor
or competent
authority of the
administrator of
the Screen Rate
announces that the
Screen Rate (for
any
tenor) is
no longer
or,
as of
a specified
future date,
will no
longer be
representative for
ZAR or of the underlying market or the economic reality that the Screen Rate is intended to measure and/or that such representativeness will not be restored;
or
6.1.187.12
the Screen Rate ceases to be
permitted to be used as a
benchmark or reference rate or
will
be
prohibited
from
being
used
or
its
use
will
be
subject
to
restrictions
or
adverse
consequences;
6.1.188 SEC Form
means Holdco's -
6.1.188.1
quarterly reports filed
with the United
States Securities
and Exchange Commission
(
SEC )
on
Form 10-Q
in respect
of the
first
3 quarters
of
each of
Holdco's financial
years
and
which include unaudited condensed consolidated financial
statements;
and
6.1.188.2
annual reports
filed with
the SEC
on Form
10-K in
respect of
each of
Holdco's financial
year ends and which include audited consolidated financial statements;

6.1.189
Secured
Account
means
a
ring-fenced
bank
account
held
by
Holdco
with
FirstRand
Bank
Limited and secured in favour of the Debt Guarantor;
6.1.190 Security
means -
6.1.190.1
a
mortgage
bond,
notarial
bond,
cession
in
security,
pledge,
hypothec,
lien,
charge,
assignment or other
security interest securing
any obligation of
any person or
any other
agreement or arrangement having a similar effect but excluding statutory preferences;
6.1.190.2
any arrangement under
which money or
claims may be
applied, set off
or made subject
to a combination
of accounts so
as to effect discharge
of any sum
owed or payable
to any
person; or
6.1.190.3
any other type of preferential agreement or arrangement (including title retention) having an effect similar to the creation of a security interest;
6.1.191 Security Agreement
means -
6.1.191.1
the Security Cession & Pledge;
6.1.191.2
the Holdco Cession & Pledge;
6.1.191.3
each other pledge
or cession
in securitatem debiti
referred to in
clause
1
(South African
Obligors and Material Subsidiaries) of Annexure G (Transaction Security);
6.1.191.4
each
security
agreement
referred
to
in
clause
110
(Non-South
African
Obligors
and
Material
Subsidiaries)
of
Annexure
G
(Transaction
Security)
under
the
laws
of
the
jurisdiction of incorporation
or formation of any
Obligor who is incorporated
or formed in a
jurisdiction other than South Africa; and
6.1.191.5
each
security
agreement
entered,
or
required
to
be
entered,
into
under
clause
28.27
(Further Transaction Security);
6.1.192 Security Cession & Pledge
means the pledge and cession
in securitatem debiti,
dated on or
about the Original
Signature Date,
given in
favour of the
Debt Guarantor
by each
Obligor (other
than Holdco)) incorporated
in, or having
property situated
in, South Africa
over its rights,
claims
and interest in
and to its
property stipulated in
clauses
109.2
and
109.3
(South African
Obligors
and Material Subsidiaries) of Annexure G (Transaction Security);
6.1.193 Security Document
means -
6.1.193.1
any Security Agreement; or
6.1.193.2
any other document evidencing or creating any Security over any asset of any person to
secure any obligation of any Obligor to a Finance Party under the Finance Documents;

6.1.194 Security Provider
means -
6.1.194.1
an Obligor;
6.1.194.2
Holdco; or
6.1.194.3
any other person
party to a
Security Document from
time to time
pursuant to which
that
person provides Transaction Security for the benefit of the Finance Parties;
6.1.195 Security Structure Document
means -
6.1.195.1
the memorandum of incorporation of the Debt Guarantor;
6.1.195.2
the Debt Guarantor Management Agreement; and
6.1.195.3
the trust deed by which the Debt Guarantor
Owner Trust has been established (together
with the letters
of authority issued
by the Master
of the High
Court in favour
of the trustees
of the Debt Guarantor Owner Trust);
6.1.196 Senior Facilities
means the Senior
Term
Facilities, the Senior RCF
and the Working
Capital
Facilities (and Senior Facility , as the context requires, means any of them);
6.1.197 Senior Facility Agreements
means the Senior Term
Facility Agreements, the Amended and
Restated Senior RCF Agreement
and the WCF Agreements
(and
Senior Facility Agreement ,
as the context requires, means any of them);
6.1.198 Senior Facility Commitments
means the Senior
Term Facility Commitments, the Senior RCF
Commitments and the WCF Commitments (and Senior Facility Commitment , as the context requires, means any of them);
6.1.199 Senior Facility Outstandings
means the Senior Term
Facility Outstandings, the Senior RCF
Outstandings,
the WCF Outstandings and the Hedge Counterparty
Outstandings;
6.1.200 Senior RCF
means the
secured revolving
credit loan
facility described
in clause
7.3
(Senior
RCF)
made
available
under
this
Agreement
and
the
Amended
and
Restated
Senior
RCF
Agreement;

6.1.201 Senior RCF Commitment
means -
6.1.201.1
in relation to an Original Senior RCF
Lender, the amount set opposite its name under the
heading
"Senior
RCF
Commitment"
in
Part
II
of
Annexure C
(The
Parties)
plus
any
amounts
voluntarily repaid
in
relation
to
Senior
Term
Facility
A
and the
amount
of
any
other Senior RCF Commitment transferred to it under this Agreement;
and
6.1.201.2
in relation to any
other Senior RCF Lender,
the amount of any Senior
RCF Commitment
transferred to it under this Agreement,
to the extent not cancelled,
reduced
or transferred by it
under this Agreement or
the Amended
and Restated Senior RCF Agreement;
6.1.202 Senior RCF Lenders
means -
6.1.202.1
any Original Senior RCF Lender; and
6.1.202.2
any bank,
financial institution,
trust, fund
or other
entity which
becomes a
Party as
a Senior
RCF Lender after the Original Signature Date in
accordance with clause
30
(Changes to
the Lenders);
in
each
case,
which
has
not
ceased
to
be
a
Party
in
accordance
with
the
terms
of
this
Agreement (and Senior RCF Lender , as the context requires, means any of them);
6.1.203 Senior RCF Loan
means a Loan under the Senior RCF;
6.1.204
Senior
RCF
Outstandings
means
at
any
time,
in
relation
to
a
Senior
RCF
Lender,
the
aggregate
of
all
amounts
of
loan
principal,
accrued
interest,
Break
Costs,
prepayment
penalties,
fees
and
all
other
amounts
outstanding
in
respect
of
the
Senior
RCF
under
the
Finance
Documents
(including,
without
limitation,
any
claim
for
damages
or
restitution,
any
claim
as
a
result
of
any recovery
by
an Obligor,
a
Security
Provider or
another
person
of
a
payment or discharge under the
Finance Documents on the grounds of
preference, and each
amount which would be
included in any of the
above but for any
discharge, non-provability or
unenforceability of a claim in any insolvency or other proceedings);
6.1.205
Senior
Term
Facility
A
means
the
secured
bullet
term
loan
facility
described
in
clause
7.1
(Senior Term Facility A) made available under
this Agreement and
the Amended and Restated
Senior Term
Facility A Agreement;
6.1.206 Senior Term Facility A Commitment
means -

6.1.206.1
in relation to an Original
Senior Term Facility A Lender, the amount set opposite its name under
the
heading "Senior
Term
Facility A
Commitment" in
Part
II
of
Annexure C
(The
Parties) and the amount of any other
Senior Term Facility A Commitment transferred to it
under this Agreement; and
6.1.206.2
in
relation to
any other
Senior
Term
Facility A
Lender,
the
amount of
any Senior
Term
Facility A Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement or the Amended
and Restated Senior Term Facility A Agreement;
6.1.207 Senior Term Facility A Lenders
means -
6.1.207.1
each Original Senior Term Facility A Lender; and
6.1.207.2
each
bank,
financial
institution,
trust,
fund
or
other
entity
which
becomes
a
Party
as
a
Senior Term Facility A Lender after
the Original Signature
Date in accordance
with clause
30
(Changes to the Lenders),
in
each
case,
which
has
not
ceased
to
be
a
Party
in
accordance
with
the
terms
of
this
Agreement (and
Senior Term Facility A
Lender
, as the
context requires,
means any of
them);
6.1.208 Senior Term Facility A Loan
means a Loan under Senior Term Facility A;
6.1.209 Senior Term Facility A Outstandings
means at any time,
in relation to a
Senior Term Facility
A
Lender,
the
aggregate
of
all
amounts
of
loan
principal,
accrued
interest,
Break
Costs,
prepayment penalties,
fees and
all other
amounts outstanding
in respect
of Senior
Term Facility
A
under
the
Finance
Documents
(including,
without
limitation,
any
claim
for
damages
or
restitution, any claim as a result of any
recovery by an Obligor,
a Security Provider or another
person of a
payment or
discharge under
the Finance Documents
on the grounds
of preference,
and
each
amount
which would
be
included
in
any
of
the
above
but
for any
discharge,
non-
provability or unenforceability of a claim in any insolvency or other proceedings);
6.1.210
Senior Term Facility
B
means the
secured amortising
term loan
facility described
in clause
7.1
(Senior Term Facility B) made available under
this Agreement and
the Amended and Restated
Senior Term
Facility B Agreement;
6.1.211 Senior Term Facility B Commitment
means -
6.1.211.1
in relation to an Original
Senior Term Facility B Lender, the amount set opposite its name under
the
heading "Senior
Term
Facility B
Commitment" in
Part
II
of
Annexure C
(The
Parties) and the amount of any other
Senior Term Facility B Commitment transferred to it
under this Agreement; and

6.1.211.2
in
relation to
any other
Senior
Term
Facility B
Lender,
the
amount of
any Senior
Term
Facility B Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement or the Amended
and Restated Senior Term Facility B Agreement;
6.1.212 Senior Term Facility B Lenders
means -
6.1.212.1
each Original Senior Term Facility B Lender; and
6.1.212.2
each
bank,
financial
institution,
trust,
fund
or
other
entity
which
becomes
a
Party
as
a
Senior Term Facility B Lender after
the Original Signature
Date in accordance
with clause
30
(Changes to the Lenders),
in
each
case,
which
has
not
ceased
to
be
a
Party
in
accordance
with
the
terms
of
this
Agreement (and
Senior Term Facility B
Lender
, as the
context requires,
means any of
them);
6.1.213 Senior Term Facility B Loan
means a Loan under Senior Term Facility B;
6.1.214 Senior Term Facility B Outstandings
means at any time,
in relation to a
Senior Term Facility
B
Lender,
the
aggregate
of
all
amounts
of
loan
principal,
accrued
interest,
Break
Costs,
prepayment penalties,
fees and
all other
amounts outstanding
in respect
of Senior
Term Facility
B
under
the
Finance
Documents
(including,
without
limitation,
any
claim
for
damages
or
restitution, any claim as a result of any
recovery by an Obligor,
a Security Provider or another
person of a
payment or
discharge under
the Finance Documents
on the grounds
of preference,
and
each
amount
which would
be
included
in
any
of
the
above
but
for any
discharge,
non-
provability or unenforceability of a claim in any insolvency or other proceedings);
6.1.215 Senior Term Facilities
means the Senior Term Facility A and the Senior Term
Facility B;
6.1.216 Senior Term Facility Agreements
means the Amended and Restated Senior Term Facility A
Agreement and the Amended and Restated Senior Term Facility B Agreement;
6.1.217
Senior Term Facility
Commitment
means each
Senior Term Facility A
Commitment and
each
Senior Term
Facility B Commitment;
6.1.218 Senior Term Facility Lenders
means the
Senior Term Facility A Lenders
and the Senior
Term
Facility B Lenders;
6.1.219
Senior Term
Facility Loan
means a Senior Term
Facility A Loan or a
Senior Term
Facility B
Loan;
6.1.220
Senior Term
Facility Outstandings
means the Senior Term
Facility A Outstandings and the
Senior Term
Facility B Outstandings, or either one of them, as the context may require;

6.1.221 Shareholder Claims
means, in relation to a shareholder in any relevant person
-
6.1.221.1
claims
on
shareholders
loan
account
which
that
shareholder
may
have
against
that
person; and
6.1.221.2
claims arising from,
or in
connection with, the
holding by that
shareholder of
shares of any
class in that
person (including
ordinary and/or
preference shares)
and including
any rights
to dividends and other distributions of whatsoever nature that person;
6.1.222 Shareholder Contribution
means the aggregate amount of -
6.1.222.1
the subscription price received by Holdco
in respect of shares subscribed
for in the share
capital
of
Holdco,
provided
such
share
issue
is
a
Permitted
Share
Issue
under
clause
28.21.2.3
(Share capital); and
6.1.222.2
the proceeds of loans advanced to Holdco
by its direct shareholders where any Financial
Indebtedness arising as a result
is Permitted Financial Indebtedness
under clause
28.5.2
(Financial Indebtedness);
6.1.223 Signature Date
means the
date on
which, once
this Agreement
has been
signed by
all the
Parties, it is signed by the last Party to do so;
6.1.224 Subordination Agreement
means any subordination agreement in the agreed
form between,
amongst others,
the Obligors,
the Finance Parties,
Holdco and
any other
relevant subordinated
creditors, pursuant to which, amongst
others, the claims of the members
of the Group and any
other
relevant
subordinated
creditors
against
the
Obligors
and
the
Covenant
Group
are
subordinated in favour of all claims of the Finance Parties under the Finance Documents;
6.1.225 Subsidiary
means in relation to any person -
6.1.225.1
a subsidiary
as defined
in the
Companies Act
(including any
person who
would, but
for
not being a company under the Companies Act, qualify
as a subsidiary as defined in the
Companies Act);
6.1.225.2
any
partnership,
Joint
Venture,
trust,
juristic
person
or
other
entity
Controlled
by
that
person;
6.1.226 Tax
means
any
tax,
levy,
impost,
duty
or
other
charge
or
withholding
of
a
similar
nature
(including any penalty or interest payable
in connection with any failure to
pay or any delay in
paying any of the same);
6.1.227
Term
Rate Loan
means any Loan
or, if
applicable, Unpaid Sum which
is not a
Compounded
Rate Loan;

6.1.228 Total Commitments
means the aggregate of the following -
6.1.228.1
the Total
Senior Term
Facility Commitments;
6.1.228.2
the Total
Senior RCF Commitments; and
6.1.228.3
the WesBank Commitment;
6.1.228.4
the Total
WCF Commitments;
6.1.229 Total Senior RCF Commitments
means the aggregate of the Senior RCF Commitments;
6.1.230
Total
Senior Term
Facility Commitments
means the
aggregate of the
Senior Term
Facility
Commitments;
6.1.231 Total WCF Commitments
means the aggregate of the WCF Commitments;
6.1.232 Transaction Security
means the Security
created or expressed
to be created
for the benefit
of, amongst others, the Finance Parties pursuant to the Security
Documents;
6.1.233 Transfer
has the
meaning given
to it
in clause
30.1
(Cessions and
delegations by
the Lenders);
6.1.234 Transfer Certificate
means a certificate substantially in the form set out in Annexure C (Form of Transfer Certificate) or otherwise in the agreed form;
6.1.235 Transfer Date , in relation to a Transfer, means the later of -
6.1.235.1
the proposed Transfer Date specified in the Transfer Certificate; and
6.1.235.2
the date on which the Facility Agent executes the Transfer Certificate;
6.1.236
Treasury
Transaction
means
any
derivative
transaction
entered
into
in
connection
with
protection against or to benefit from fluctuations in any rate, price, index or credit rating;
6.1.237 Unpaid Sum
means any
sum due
and payable
but unpaid
by an
Obligor under
the Finance
Documents;
6.1.238 US means the United States of America;
6.1.239 US CPI
means the
All Items
Consumer Price
Index for
All Urban
Consumers (CPI-U) for
the
U.S. City Average, 1982-84=100 published by the US Bureau of Labor Statistics;
6.1.240 Utilisation
means a utilisation of a Senior Facility;
6.1.241 Utilisation Date
means the date of a Utilisation, being
the date on which the relevant
Loan is
to be made;

6.1.242 Utilisation Request
, in relation to a Senior Term
Facility or the Senior RCF,
has the meaning
given
to
that
term
in
the
applicable
Senior
Term
Facility
Agreement
or
the
Amended
and
Restated Senior RCF Agreement, as applicable;
6.1.243 VAT
means value added tax as provided for in the Value Added Tax
Act, 1991, and any other
Tax
of a similar nature in a jurisdiction other than South Africa;
6.1.244 VCP Investment Fund means Value Capital Partners H4 QI Hedge Fund Portfolio;
6.1.245
VCP
Investment
Portfolios
means
Sentinel
Retirement
Fund,
the
Standard
Bank
Group
Retirement
Fund,
FirstRand
Group
Retirement
Fund,
Eskom
Pension
and
Provident
Fund,
Telkom
Retirement Fund, Old Mutual
Life Assurance Company (South
Africa) Limited (acting
through its
Old Mutual
Multi-Managers Division), Transnet
Retirement Fund
and such
similar
funds that VCP Investment Manager may manage from time
to time;
6.1.246 WCF Agreement
means -
6.1.246.1
each Original WCF Agreement; or
6.1.246.2
any
other
facility
agreement
or
facility
letter
entered
into
by
one
or
more
of
the
WCF
Borrowers
(and,
if
applicable
other
members
of
the
Covenant
Group
(other
than
an
Excluded
Subsidiary))
and
a
WCF
Lender
to
regulate
the
terms
on
which
a
Working
Capital Facility is to be provided;
6.1.247 WCF Borrower
means an Original WCF Borrower or an Additional WCF Borrower;
6.1.248 WCF Commitment
means -
6.1.248.1
direct facilities in an
amount of up to
R743,901,000.00, indirect facilities in an
amount of
up to R57,700,000.00
as at the
Original Signature Date
(provided that direct
facilities may
be reallocated as
indirect facilities, but indirect
facilities may not
be reallocated as direct
facilities) and settlement
lines in
an amount of
up to
R326,000,00.00, in
respect of
general
banking facilities; and
6.1.248.2
the amount which any
WCF Lender has agreed
(whether or not subject
to the satisfaction
of
conditions
precedent)
to
make
available
from
time
to
time
under
a
Working
Capital
Facility concluded after the Original Signature Date,
to
the
extent
not
cancelled or
reduced
under the
applicable WCF
Agreement relating
to
the
applicable
Working
Capital
Facility
(subject
to
the
provisions
of
clause
28.5.1.3
(Financial
Indebtedness) and the other requirements of the Finance
Documents);
6.1.249 WCF Document
means -

6.1.249.1
a WCF Agreement; and
6.1.249.2
each document (including a document in electronic
format only) entered into from time to
time between
a WCF
Lender and
one or
more of
the WCF
Borrowers (or,
if applicable,
another member of the Covenant Group), which evidences a facility, financial instrument
or a financial service provided as part of a Working Capital Facility;
6.1.250 WCF Lenders
means -
6.1.250.1
the Original WCF Lender; and
6.1.250.2
each
other
person
which
becomes
a
party
to
this
Agreement
and
any
Intercreditor
Agreement
as
a
provider
of
a
Working
Capital
Facility,
to
one
or
more
of
the
WCF
Borrowers
(and,
if
applicable
other
members
of
the
Covenant
Group
(other
than
an
Excluded Subsidiary)),
and WCF Lender , as the context requires, means any of them
6.1.251 WCF Outstandings
means, at
any time,
in relation
to a
WCF Lender
and a
Working Capital
Facility, the aggregate of the
following amounts outstanding
under that Working
Capital Facility
-
6.1.251.1
the principal amount outstanding under each overdraft facility and on-demand short term loan facility;
6.1.251.2
the face amount
of each
guarantee, bond, letter
of credit
and any similar
instrument under
that Working Capital Facility;
6.1.251.3
the
amount
of
the
aggregate
exposure
(excluding
interest
and
similar
charges)
of
that
WCF
Lender
under
each
other
type
of
accommodation
provided
under
that
Working
Capital Facility; and
6.1.251.4
all accrued
interest and other
amounts then
due and
payable under
that WCF
Agreement,
(including, without
limitation, any
claim for
damages or
restitution, any
claim as
a result
of a
recovery by
an Obligor
or another
person of
a payment
or discharge
under that
Working Capital
Facility on the grounds of preference, and each amount which would be included in any of the above but for any discharge, non-provability or unenforceability of a claim in any insolvency or
other proceedings); and
6.1.252 WesBank
means FirstRand Bank Limited, acting through its WesBank division;
6.1.253 WesBank Agreement
means -

6.1.253.1
written vehicle
asset finance
facility through
WesBank's
Asset Based
Finance Division)
recorded in an instalment sale agreement and facility letter;
6.1.253.2
the full maintenance
leasing facility through
WesBank's Fleet Management
and Leasing
Division) recorded in a master rental agreement and term sheet;
and
6.1.253.3
any other facility letter or document to be concluded with WesBank from time to time,
all
on
the
terms
and
subject
to
the
conditions
contained
therein
and
concluded
between
WesBank and certain Obligors;
6.1.254 WesBank Commitment
means -
6.1.254.1
an amount equal to ZAR227,000,000; and
6.1.254.2
the
amount
which
WesBank
has
agreed
(whether
or
not
subject
to
the
satisfaction
of
conditions precedent) to make
available from time to
time under a
WesBank Agreement
concluded after the Original Signature Date,
to the
extent not
cancelled or
reduced under
the applicable
WesBank
Agreement relating
to
the applicable WesBank Facility subject to the requirements of the Finance Documents);
6.1.255 WesBank Outstandings
means, at any time, in relation to WesBank and a WesBank Facility, the
aggregate
of
the
amounts
outstanding
under
that
WesBank
Facility
including
without
limitation the
principal amount,
all accrued
interest and
other amounts
then due
and payable
under that WesBank
Facility,
(including, without limitation,
any claim
for damages or
restitution,
any claim as a result of a recovery by an Obligor or another person of a payment or discharge under that WesBank
Facility on the grounds
of preference, and each
amount which would be
included in
any of the
above but
for any
discharge, non-provability
or unenforceability
of a
claim
in any insolvency or other proceedings);
6.1.256
WesBank
Facility
means
the
asset
finance
facilities
in
a
maximum
principal
amount
of
ZAR227,000,000
as
at
the
Original
Signature
Date
made
available
under
the
WesBank
Agreements;
and
6.1.257 Working Capital Facility
means -
6.1.257.1
the Original Working Capital Facility;
6.1.257.2
any other direct and indirect working capital facility,
in each case for a maximum funding
commitment or facility exposure
equal to the applicable
WCF Commitment, provided
by a
WCF Lender
to one
or more
members of
the Covenant
Group (other
than an
Excluded
Subsidiary)
(as borrowers), from time to time after the Closing Date.

6.2 Financial definitions
In this Agreement the following terms have the meanings set
out below -
6.2.1 Cash
means an amount (denominated in Rand or any other currency approved by the Facility
Agent) of cash in
hand, or credit balances
or amounts on deposit with
an Acceptable Bank to
which
a
member
of
the
Covenant
Group
(other
than
an
Excluded
Subsidiary)
is
alone
(or
together
with
other
members
of
the
Covenant
Group
(other
than
an
Excluded
Subsidiary))
beneficially entitled if -
6.2.1.1
the cash is accessible and may be withdrawn in full by a member of the Covenant
Group
(other than an Excluded Subsidiary)
within 30 days;
6.2.1.2
access
to
and
withdrawal
of
the
cash
is
not
contingent
on
the
prior
discharge
of
any
indebtedness of any person or the satisfaction of any other condition;
6.2.1.3
no
Security
exists
over
the
cash
or
over
claims
in
respect
thereof
(other
than
Security
arising
under
the
Security
Documents
or
any
Security
permitted
pursuant
to
clause
28.4.3.5
(Negative pledge)); and
6.2.1.4
the cash
is freely
and (except
as mentioned
in clause
6.2.1.1 above
) immediately
available
to be applied in repayment or prepayment of the Senior Facilities;
6.2.2 Cash Equivalents
means, at any time -
6.2.2.1
certificates of
deposit maturing
within 90
days after
the relevant
date of
calculation, issued
by an Acceptable Bank in South Africa;
6.2.2.2
investments accessible
and which
can be
monetised within
90 days
in a
South African
money market collective investment scheme which -
6.2.2.2.1
is a
money market
collective investment
scheme of
Absa Bank
Limited, FirstRand
Bank
Limited,
Investec
Bank
Limited,
Nedbank
Limited
or
The
Standard
Bank
of
South Africa Limited or
otherwise has an
international credit rating
of BBB- or higher
by
Standard
&
Poor's
Ratings
Services
or
Baa3
or
higher
by
Moody's
Investor
Services
Limited, or
a comparable
rating from
an internationally
recognised credit
rating agency; and
6.2.2.2.2
invests substantially
all its assets
in securities of
the type described
in clause
6.2.2.1
above
; or
6.2.2.3
any other debt security expressly approved by the Facility Agent in writing,

in
each
case,
denominated
in
Rand
or
another
currency
approved
by
the
Facility
Agent
in
writing, and to which any member of the Covenant Group (other than an Excluded
Subsidiary)
is
alone
(or
together
with
other
members
of
the
Covenant
Group
(other
than
an
Excluded
Subsidiary))
beneficially
entitled
at
that
time
and
which
is
not
issued
or
guaranteed
by
any
member of
the Covenant
Group or
subject to
any Security
(other than
Security arising
under
the Security Documents);
6.2.3 Consolidated EBITDA
, in
relation to
any Measurement
Period, means
the aggregate
of the
consolidated operating income
of the Group,
in each case,
for that period,
without taking any
account of the following items (without double counting) -
6.2.3.1
any Interest accrued
as an obligation
of any member
of the Group,
whether or not
paid,
deferred or capitalised during that period;
6.2.3.2
any amount of Tax
on profits, gains or income paid or payable by members of the Group
and
any
amount
of
any
rebate
or
credit
in
respect
of
Tax
on
profits,
gains
or
income
received or receivable by members of the Group;
6.2.3.3
any
depreciation
or
amortisation
whatsoever,
and
any
charge
for
impairment
or
any
reversal in that period of any previous impairment charge in relation to the Group;
6.2.3.4
any loss
against book
value incurred
by a
member of
the Group
on the
disposal of
any
asset (other than trading stock) during that period;
6.2.3.5
any gain
over book
value arising in
favour of
a member of
the Group on
the disposal of
any
asset
(other
than
trading
stock)
during
that
period
and
any
gain
arising
on
any
revaluation of an asset during that period;
6.2.3.6
any
unrealised
gains
or
losses
due
to
exchange
rate
movements
which
are
reported
through the income statement in relation to the Group;
6.2.3.7
any
unrealised
gains
or
losses
on
any
financial
instrument
(other
than
any
financial
instrument
which
is
accounted
for
on
a
hedge
accounting
basis)
which
are
reported
through the income statement of the Group;
6.2.3.8
any stock based payment charges incurred by a
member of the Group recognised on the
issuance of
stock based awards to management and staff:
6.2.3.9
for each
Measurement Period, any
Transaction Costs
to the
extent that those
costs are
accrued or paid during that period;
6.2.3.10
any
income
or
expenses related
to
the
Lesaka Employee
Share Trust
established and
registered in
accordance with
the laws
of South
Africa, with
Master’s reference number
IT001901/2024(G) and

6.2.3.11
any Exceptional Items approved by the Facility Agent in writing,
6.2.4
and adjusted by -
6.2.4.1 including
only
the
operating
profit
before
interest,
tax,
depreciation
and
amortisation
(calculated on
the same
basis as
Consolidated EBITDA)
of a
member of
the Covenant
Group
(or
attributable to
a
business
or
assets)
(other
than
any
Excluded Subsidiaries)
acquired during
that Measurement
Period (and
added back
as if
it was
acquired at
the
start of that relevant Measurement Period);
6.2.4.2 including
only the
amount of
cash received by
members of
the Covenant Group
(other
than Excluded Subsidiaries) through distributions by any
associate or Investment (which
is not
a member
of the
Covenant Group)
in which
any member
of the
Covenant Group
(other than an Excluded Subsidiary) has an ownership interest;
6.2.4.3 excluding
the
operating
profit
before
interest,
tax,
depreciation
and
amortisation
(calculated on
the same
basis as
Consolidated EBITDA)
attributable to
any member
of
the Group
(or to any
business or
assets) disposed
of during
the Measurement
Period (and
removed as if it was disposed of at the start of that relevant Measurement
Period);
6.2.4.4 excluding
the
operating
profit
before
interest,
tax,
depreciation
and
amortisation
(calculated
on
the
same
basis
as
Consolidated
EBITDA)
attributable
to
any
Excluded
Subsidiary
or
any
other
Subsidiary
of
Holdco
which
is
not
a
member
of
the
Covenant
Group during the Measurement Period;
6.2.4.5
for purposes of this Agreement, continuing
to treat each Relevant Operating Lease
as an
operating
lease
for
accounting
purposes,
notwithstanding
any
change
(or
the
implementation of any change) to IFRS on or after 1 January 2019;
6.2.5
Exceptional
Items
means
any
exceptional,
once-off,
non-recurring
or
extraordinary
items,
including material items of an unusual or non-recurring nature which represent gains or losses
arising on -
6.2.5.1
the restructuring of
the activities of
an entity and
reversals of any
provisions for the cost
of restructuring;
6.2.5.2
disposals,
revaluations, provisions,
write-downs or
impairment of
non-current assets
or
any reversal of any provisions or write-down or impairment; and
6.2.5.3
disposals of assets associated with discontinued operations;
6.2.6 Interest
means -
6.2.6.1
interest and amounts in the nature of interest accrued;

6.2.6.2
prepayment
penalties
or
premiums
incurred
in
repaying
or
prepaying
any
Financial
Indebtedness;
6.2.6.3
discount
fees
and
acceptance
fees
payable
or
deducted
in
respect
of
any
Financial
Indebtedness, including fees payable in respect of letters of credit and guarantees;
6.2.6.4
any net payment
(or, if appropriate in the
context, receipt) under
any interest rate
hedging
agreement
or
instrument
(including
the
Hedging
Documents),
taking
into
account
any
premiums payable;
6.2.6.5
any dividends
on shares
if those
shares constitute Financial
Indebtedness for
purposes
of this Agreement; and
6.2.6.6
any other
payments and deductions
of similar
effect (including
the finance cost
element
of finance leases),
and includes commitment and non-utilisation fees (including those payable under the Finance
Documents),
but
excludes
facility
agents'
and
front-end,
management,
arrangement
and
participation fees
with respect
to any
Financial Indebtedness
(including those
payable under
the Finance Documents);
6.2.7
Interest
Cover
Ratio
means,
as
at
each
Measurement
Date,
the
ratio
of
the
sum
of
the
Consolidated
EBITDA
and
the
Kwande
Distributions
to
Total
Net
Finance
Costs
for
the
Measurement Period ending on that date;
6.2.8
Interest
Receivable
,
in relation
to
any Measurement
Period, means
all
Interest
received
or
receivable by members
of the Covenant
Group (other than
an Excluded Subsidiary)
during that
period in
respect of
Cash deposits
at banks
and financial
institutions and
Cash Equivalents,
calculated on a consolidated basis (after deducting applicable withholding Tax);
6.2.9 Investment
means
any
person
in
which
the
Term/RCF
Borrower
from
time
to
time
holds,
directly
or
indirectly,
shares
of
any
class
in
its
issued
share
capital
or
equivalent ownership
interest of such person;
6.2.10 Kwande Distributions
means, in relation to
any Measurement Period, the amounts
received
by Holdco from its
investment in Kwande,
limited to a maximum
of USD10,000,000 (Indexed)
for
each
Measurement Period,
to
the
extent that
such
amounts
have
been
deposited
into
a
Secured Account;
6.2.11 Measurement Date
means the
last day
of March,
June, September
and December
of each
year;
6.2.12 Measurement Period
means each period of 12 months ending on a Measurement Date;

6.2.13
Net
Debt
to
EBITDA
Ratio
means,
as
at
each
Measurement
Date,
the
ratio
of
Total
Net
Borrowings on
that Measurement
Date to
the sum
of the
Consolidated EBITDA
and the
Kwande
Distributions for the Measurement Period ending on that date;
6.2.14
Relevant Operating
Lease
means a
lease that
would have
been classified
as an
operating
lease under IFRS prior to 1 January 2019, notwithstanding
any change (or the implementation
of any change) to IFRS on or after 1 January 2019;
6.2.15
Total
Borrowings
in respect of
the Covenant Group
(other than any
Excluded Subsidiaries),
at any time, means
the aggregate at that
time of the Financial
Indebtedness of the members
of
the
Covenant
Group
(other
than
any
Excluded
Subsidiaries)
from
sources
external to
the
Covenant
Group
calculated
at
its
nominal
or
principal
amount
(or,
if
greater,
the
maximum
amount payable
on repayment
or redemption
of the
relevant liabilities
at such
time) together
with capitalised interest thereon at such time;
6.2.16
Total
Finance Costs
,
in relation
to
any Measurement
Period, means
all Interest
accrued in
relation to
Total Borrowings during such
period as
an obligation
of any
member of
the Covenant
Group (other
than an
Excluded Subsidiary)
whether or
not paid
or capitalised
during or
deferred
for payment after such period), calculated
on a consolidated basis and taking into
account
any
net
payment or
net receipt
under any
of the
Hedging Documents
entered into
in connection
with the Senior Term Facilities;
6.2.17 Total Net Borrowings
means, at
any time,
Total Borrowings less the
aggregate amount
at that
time of
all Cash
and Cash
Equivalents held
by members
of the
Covenant Group
(other than
any Excluded Subsidiaries);
6.2.18 Total Net Finance Costs
, in relation to any Measurement Period,
means Total Finance Costs
for that period less Interest Receivable for that period, calculated on a consolidated basis;
6.2.19
Transaction
Costs
means
all
non-recurring,
once-off
fees,
costs
and
expenses,
stamp,
registration and other Taxes
incurred by the
Term/RCF
Borrower or any other
member of the
Covenant Group in
connection with
(i) acquisitions, disposals
or other corporate
activity, and/or
(ii)
the
entry
into
of
Finance
Documents
and
limited
to
an
aggregate
maximum
amount
of
ZAR200,000,000 (or its
equivalent in any
other currency or
currencies) or such
other amount
agreed to in writing by the Facility Agent.
6.3 Construction
6.3.1
In this Agreement, unless inconsistent with the context, any reference to -
6.3.1.1
the
Facility
Agent
,
any
Finance
Party
,
any
Lender
,
any
Obligor
,
any
Party
,
any
Security Provider
or any other person
shall be construed so
as to include its
successors
in title, permitted cessionaries and permitted transferees;

6.3.1.2
a document
being in
the
agreed form
means that
the document
is in
a form
previously
agreed in writing
by or on
behalf of the
Term/RCF
Borrower and the
Facility Agent or,
if
not so agreed, is in form and substance satisfactory to the Facility
Agent;
6.3.1.3
an
amendment
includes
an
amendment,
supplement,
novation,
re-enactment,
replacement, restatement or variation and amend
will be construed accordingly;
6.3.1.4 assets
includes
businesses,
undertakings,
securities,
properties,
revenues
or
rights
of
every description and whether present or future, actual or contingent;
6.3.1.5
an
authorisation
includes authorisation,
consent,
approval,
resolution, licence,
permit,
exemption, filing, notarisation, lodgement or registration;
6.3.1.6 authority
includes
any
court
or
any
governmental,
intergovernmental
or
supranational
body, agency,
department or any regulatory, self-regulatory or other authority;
6.3.1.7
a
disposal
means a
sale, transfer,
cession, assignment,
donation, grant, lease,
licence
or other alienation or disposal, whether voluntary or
involuntary and whether pursuant to
a single
transaction or
a series
of transactions,
and
dispose
will be
construed accordingly;
6.3.1.8 distribution
means a
transfer by
a company
of money
or other
assets of
the company
(other than its own
shares) to, or
to the order
(or otherwise for
the benefit) of,
one or more
holders
of
shares
in
that
company
or
another
company
within
the
same
group
of
companies,
including
any
principal
or
interest
in
respect
of
amounts
due
(whether
in
respect of
an intercompany or
a shareholder loan
or otherwise); any
dividend (including
any
interest
on
any
unpaid
amount
of
a
dividend),
charge,
fee,
consideration
or
other
distribution (whether in cash
or in kind)
on or in respect
of its shares or
share capital (or
any
class
of
its
share
capital);
any
repayment
or
distribution
of
any
share
premium
account; and the payment of any management, advisory or other fee;
6.3.1.9
a
Finance Document
or any other
agreement or instrument
includes (without prejudice
to
any
prohibition
on
amendments)
all
amendments
(however
fundamental)
to
that
Finance Document
or other
agreement or
instrument, including
any amendment
providing
for any increase in the
amount of a facility
or any additional facility
or replacement facility;
6.3.1.10
a
guarantee
means (other than in clause
24
(
Guarantee and Indemnity )) any guarantee,
bond,
letter
of
credit,
indemnity
or
similar
assurance
against
financial
loss,
or
any
obligation,
direct
or
indirect,
actual
or
contingent,
to
purchase
or
assume
any
indebtedness
of
any
person
or
to
make
an
investment
in
or
loan
to
any
person
or
to
purchase assets of any person, where, in
each case, that obligation is assumed in
order
to maintain or assist the ability of that person to meet any of its indebtedness;

6.3.1.11 indebtedness
includes any obligation (whether incurred as principal
or as surety) for the
payment or repayment of money, whether present or future, actual or contingent;
6.3.1.12
know your
customer requirements
are the
identification checks
that a
Finance Party
requests in order to meet its obligations under any applicable law or regulation to identify
a person who is (or is to become) its customer;
6.3.1.13
a
person
includes any
individual, company,
corporation, unincorporated
association or
body (including a partnership,
trust, fund, joint venture
or consortium), government,
state,
agency, organisation or other entity whether or not having separate legal personality;
6.3.1.14
a
regulation
includes any regulation, rule,
official directive, request or guideline
(whether
or not having the
force of law but, if
not having the
force of law, being of a type
with which
any
person
to
which
it
applies
is
accustomed
to
comply)
of
any
governmental,
inter-
governmental or supranational body, agency, department or regulatory, self-regulatory or other authority;
6.3.1.15
a provision
of law
is a
reference to
that provision as
extended, applied,
amended or
re-
enacted, and includes any subordinate legislation;
6.3.1.16
one gender
includes a
reference to
the others;
the singular
includes the
plural and
vice
versa
; natural persons include juristic persons and vice versa;
and
6.3.1.17
a time of day is a reference to Johannesburg time.
6.3.2
Section, clause and Annexure headings are for ease of reference only, and do not in any way
affect the interpretation of a Finance Document.
6.3.3
Unless a
contrary indication
appears, a
term used
in any
other Finance
Document or
in any
notice given under or in connection with any Finance
Document has the same meaning in that
Finance Document or notice as in this Agreement.
6.3.4
A Default (other than an Event of Default) is
continuing
if it has not been remedied within any
applicable remedy period
expressly provided for
in a Finance
Document or waived
in writing,
and an Event of Default is continuing
if it has not been waived in writing.
6.3.5
If any
provision in
a definition
is a
substantive provision
conferring rights
or imposing
obligations
on any
Party,
notwithstanding that
it appears
only in
an interpretation
clause, effect
shall be
given to it as if it were a substantive provision of the relevant Finance
Document.
6.3.6
A term defined in a particular clause of a Finance Document, unless it is clear from the clause in question
that
application of
the term
is to
be limited
to the
relevant clause,
shall bear
the
meaning ascribed to it for all
purposes of the relevant Finance
Document, notwithstanding that
that term has not been defined in any interpretation clause.

6.3.7
The
Annexures
to
a
Finance
Document
form
an
integral
part
thereof
and
a
reference
to
a
clause
or a
Annexure
is a reference to a clause of, or an annexure
to, this Agreement.
6.3.8
Unless expressly otherwise provided
in a Finance Document
or inconsistent with the
context,
any number of
days prescribed
in a Finance
Document must
be calculated
by including the
first
and
excluding
the
last
day,
unless
the
day
before
that
last
day
falls
on
a
day
that
is
not
a
Business Day,
in which
case, the
day before
that last
day will
instead be
the
next Business
Day.
6.3.9
The rule of construction that,
in the event of
ambiguity, a
contract shall be interpreted against
the party responsible
for the drafting thereof,
shall not apply
in the interpretation
of the Finance
Documents.
6.3.10
The use of the word
including
followed by specific examples will not be
construed as limiting
the
meaning of
the
general wording
preceding it,
and the
eiusdem generis
rule must
not be
applied in the interpretation of such general wording or such specific examples.
6.3.11
The expiry
or termination
of
any Finance
Documents shall
not affect
those provisions
of the
Finance
Documents
that
expressly
provide
that
they
will
operate
after
any
such
expiry
or
termination or which of necessity must
continue to have effect after such expiry or
termination,
notwithstanding that the clauses themselves do not expressly provide for this.
6.3.12
The
Finance
Documents
shall
to
the
extent
permitted
by
applicable
law
be
binding
on
and
enforceable
by
the
administrators,
trustees,
permitted
cessionaries,
business
rescue
practitioners
or
liquidators
of
the
Parties
as
fully
and
effectually
as
if
they
had
signed
the
Finance Documents in the
first instance and reference
to any Party shall
be deemed to include
such Party’s administrators, trustees, permitted cessionaries, business rescue practitioners or liquidators, as the case may be.
6.3.13
Unless the contrary intention appears -
6.3.13.1
a reference to a Party will not include any person if it has ceased to be a Party under this
Agreement;
6.3.13.2
any
obligation
of
an
Obligor
under
the
Finance
Documents
which
is
not
a
payment
obligation remains in force for so long
as any payment obligation of an Obligor is or
may
be or is capable of becoming outstanding under the Finance Documents;
and
6.3.13.3
any obligation of an Obligor under the Finance Documents includes an obligation on that
Obligor
not
to
contract
or
agree
to
do
something
or
not
to
do
something
which
would
breach
that
first
obligation,
unless
such
contract
or
agreement
is
conditional
on
the
approval of the Facility Agent (as required under any Finance Document).

6.4 Third party rights
6.4.1
Except
as
expressly
provided
for
in
this
Agreement
or
in
any
other
Finance
Document,
no
provision of any Finance Document constitutes a stipulation for the benefit of any person who
is not a party to that Finance Document.
6.4.2
Notwithstanding any term
of any
Finance Document, the
consent of
any person
who is
not a
party to
that Finance
Document is
not required
to rescind
or vary
that Finance
Document at
any
time except to the extent that the relevant
variation or rescission (as the case may be)
relates
directly to the right conferred upon any applicable third party under a stipulation for the benefit of that party that has been accepted by that third party.
6.5 Currency Symbols and Definitions
Rand or R denotes the lawful currency of South Africa.
7 THE SENIOR FACILITIES
7.1 Senior Term Facility A
Subject
to
the
terms
of
this
Agreement
and
the
Amended
and
Restated
Senior
Term
Facility
A
Agreement, the Senior Term
Facility A Lenders make available to the Term/RCF
Borrower a Rand-
denominated bullet
term
loan facility
in an
aggregate amount
equal to
the
Senior Term
Facility A
Commitments.
7.2 Senior Term Facility B
Subject
to
the
terms
of
this
Agreement
and
the
Amended
and
Restated
Senior
Term
Facility
B
Agreement, the Senior Term
Facility B Lenders make available to the Term/RCF
Borrower a Rand-
denominated amortising term loan facility in an aggregate amount equal to the Senior Term Facility
B Commitments.
7.3 Senior RCF
Subject to the terms of
this Agreement and the Amended
and Restated Senior RCF Agreement,
the
Senior
RCF
Lenders
make
available
to
the
Term/RCF
Borrower
a
Rand-denominated
revolving
credit facility in an aggregate amount equal to the Total Senior RCF Commitments.
7.4 WesBank Facility
7.4.1
Subject
to
the
terms
of
this
Agreement
and
the
WesBank
Agreement,
WesBank
makes
available to
certain of
the Obligors
in an
aggregate amount of
ZAR227,000,000 as set
out in
that WesBank Agreement.

7.4.2
The WesBank
Agreement may
be supplemented
or replaced
with another
WesBank
Facility
concluded with WesBank, subject to clause
28.5.1.3
(
Financial Indebtedness ).
7.5 Working Capital Facility
7.5.1
Subject to the terms of this Agreement and the applicable WCF Agreement, the Original WCF
Lender makes available to the relevant WCF Borrowers general working capital facilities in an aggregate amount equal to the WCF Commitments as set out in
that WCF Agreement.
7.5.2
The Original Working Capital Facility may be
supplemented or replaced with another Working
Capital
Facility
concluded
with
a
WCF
Lender,
subject
to
clause
28.5.1.3
(
Financial
Indebtedness ).
7.6 Finance Parties' rights and obligations
7.6.1
The
obligations
of
each
Finance
Party
under
the
Finance
Documents
are
separate
and
independent.
Failure
by
a
Finance
Party
to
perform
its
obligations
under
the
Finance
Documents does
not affect
the obligations
of any
other Party
under the Finance
Documents.
No
Finance
Party
is
responsible
for
the
obligations
of
any
other
Finance
Party
under
the
Finance Documents.
7.6.2
The
rights
of
each
Finance
Party
under
or
in
connection
with
the
Finance
Documents
are
separate
and
independent
rights
and
any
debt
arising
under
the
Finance
Documents
to
a
Finance Party
from an
Obligor is
a separate
and independent
debt in
respect of
which a
Finance
Party shall be entitled to
enforce its rights in accordance with
clause
7.6.3
. The rights of each
Finance Party include
any debt
owing to
that Finance
Party under the
Finance Documents
and,
for the avoidance of doubt, any part of
a Loan or any other amount owed by
an Obligor which
relates
to
a
Finance
Party’s
participation
in
a
Facility
or
its
role
under
a
Finance
Document
(including any such amount payable to
the Facility Agent on its
behalf) is a debt owing to
that
Finance Party by that Obligor.
7.6.3
A Finance
Party may, except
as otherwise
stated in
the Finance
Documents,
separately enforce
its rights under the Finance Documents.
8 PURPOSE
8.1 Purpose
8.1.1
The Term/RCF
Borrower shall apply all amounts borrowed by it under -
8.1.1.1
Senior Term Facility A
towards refinancing
the Existing
Group Indebtedness
and the
Cash
Connect
Management
Finance Documents,
funding
Transaction
Costs
and
for
general
corporate purposes;

8.1.1.2
Senior Term
Facility B towards refinancing the Existing Group Indebtedness, refinancing
the amounts payable
in terms of
the Acquisition GBF
and for general
corporate purposes;
and
8.1.1.3
the
Senior RCF,
towards general
corporate (including
capital expenditure)
and working
capital purposes of the Covenant Group,
and for no other purpose whatsoever.
8.1.2
Each WCF Borrower shall
apply all amounts
utilised by it
under a Working
Capital Facility for
the purposes of
funding the general
corporate requirements
of the Covenant
Group (other than
the Excluded Subsidiaries).
8.1.3
Each Obligor
which is
a party
to the
WesBank Facility
shall apply
all amounts
utilised by
it under
that Facility for the purposes of financing vehicles
required by the Covenant Group (other than
the Excluded Subsidiaries).
8.2 Monitoring
No Finance Party is bound to
monitor or verify the application of
any amount borrowed pursuant to
this Agreement and a Senior Facility Agreement.
9 CONDITIONS OF UTILISATION
9.1 Initial conditions precedent
9.1.1
It is recorded
that the
Original CP
Documents were
received in
form and
substance satisfactory
to the Lenders on the Closing Date.
9.1.2
The Amendment
CP Documents
must be
fulfilled on
or before
the
CP Longstop
Date. If
the
Amendment CP Documents are not fulfilled timeously by the CP Longstop
Date -
9.1.2.1
this Agreement shall be of no force or effect; and
9.1.2.2
the Original
Common Terms Agreement shall
continue to
govern the
terms and
conditions
common to some or all of the Finance Documents.
9.2 Further conditions precedent
Subject to the
terms of this
Agreement, a Lender
will only be obliged
to participate in
a Loan or other
Utilisation under a Senior Facility if -
9.2.1
in
the
opinion
of
that
Lender,
on
the
date
of
the
Utilisation
Request
and
on
the
proposed
Utilisation Date -
9.2.1.1
the Representations are correct in all respects; and

9.2.1.2
no Default is continuing or would result from the proposed Loan;
and
9.2.2
where
the
Utilisation
is
to
be
applied towards
the
refinancing
of
a
portion of
Existing Group
Indebtedness and/or the Financial Indebtedness owing under the Cash Connect
Management
Finance Documents,
the Lender
is satisfied
that the
Covenant Group
will discharge
any interest
or costs which would be payable on the date that such Financial
Indebtedness is settled.
9.3 Waiver or deferral of conditions precedent
Each condition
precedent referred
to
in this
clause
9
is for
the
benefit solely
of
the
Lenders. The
Facility
Agent
(acting
on
the
instructions
of
all
the
Lenders)
may,
by
notice
to
the
Term/RCF
Borrower, waive or defer delivery
of any condition
precedent, in whole
or in part, and
subject to such
other conditions (if any) as it may determine.
9.4 Failure to close
If the Closing Date has not occurred
by 16h00 on the Longstop Date (or such
later date as may be
agreed
in
writing
by
the
Facility
Agent,
acting
on
the
instructions
of
all
the
Lenders),
the
Total
Commitments shall
immediately,
automatically and
without a
requirement for
notice to
be given
to
any person, be cancelled and reduced to zero.
10 UTILISATION
10.1 Utilisations under a Senior Facility Agreement
Subject
to
the
terms
of
this
Agreement,
a
Borrower
may
utilise
a
Senior
Facility
under
a
Senior
Facility Agreement to which it
is a party on the terms
and conditions of the
applicable Senior Facility
Agreement.
10.2 Automatic cancellation
The Commitments of each
Lender under the Senior Term
Facility or the Senior RCF
which, at that
time,
are
unutilised, shall
automatically be
cancelled immediately
at
11h00
on the
last day
of
the
Availability Period for the Senior Term Facility or,
as applicable, the Senior RCF.
11 REPAYMENT
Subject to
the terms
of this
Agreement, each
Borrower shall
repay all
Loans made
to it
under a
Senior
Facility Agreement to
which it is
a party in
full, in the
amounts and on
the dates specified
in that Senior
Facility Agreement, and otherwise in accordance
with the terms of that Senior Facility Agreement.

12
PREPAYMENT
AND CANCELLATION
12.1 Mandatory prepayment - illegality
If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as
contemplated by this Agreement or to fund or maintain its participation in any Facility -
12.1.1
that Lender
shall notify
the Facility
Agent as
soon as
reasonably practicable
upon becoming
aware of that event;
12.1.2
upon the Facility Agent notifying
the Term/RCF Borrower,
the Commitments of that Lender
will
be immediately cancelled; and
12.1.3
each Borrower
shall repay
that Lender's
participation in
the Loans
(together with
all other
Senior
Facility Outstandings due
to that Lender)
on the last
day of the
Interest Period for
each Loan
occurring after the Facility Agent has notified the Term/RCF
Borrower (provided that if the last
day of
any such Interest
Period for
a Loan falls
on a
day earlier than
the tenth
Business Day
after delivery of
such notice, then
the relevant Borrower
shall make such
repayment by no
later
than
such
tenth
Business
Day)
or,
if
earlier,
the
date
specified
by
the
Lender
in
the
notice
delivered to the Facility
Agent (being no earlier
than the last day
of any applicable
grace period
permitted by law).
12.2 Mandatory prepayment - sanctions
12.2.1
If any member of the Group or any Security Provider -
12.2.1.1
is or becomes a Sanctioned Entity;
12.2.1.2
participates in any manner in any Sanctioned Transaction;
12.2.1.3
contravenes any Sanctions, or it is targeted under any Sanctions, each Obligor
shall notify
the Facility
Agent promptly
upon becoming
aware of
that event
(unless
that Obligor is aware that a notification has already been provided by another Obligor).
12.2.2
If any event contemplated by clause
12.2.1 above
occurs, the following shall apply -
12.2.2.1
upon the Facility
Agent receiving a notice
from an Obligor
under clause
12.2.1 above
or
a similar notice from any Finance Party, it shall notify the Lenders as soon as reasonably practicable;
12.2.2.2
a Lender shall not be obliged to fund any Utilisation;

12.2.2.3
if a
Lender so requires,
the Facility Agent
shall immediately cancel
the Commitments of
that Lender and declare
the participation of that
Lender in all outstanding
Loans, together
with all
other Senior
Facility Outstandings
due to
that Lender
due and
payable, whereupon
the Commitments
of that Lender
will be
cancelled immediately and
all such
outstanding
amounts will become
due and payable
on the
last day of
the Interest Period
for each Loan
occurring after the Facility Agent has so notified the Term/RCF Borrower (provided that if the last
day of
any such
Interest Period
for a
Loan falls
on a
day earlier
than the
tenth
Business Day
after delivery
of such
notice, then
the
Term/RCF
Borrower shall
procure
that such repayment is made by no
later than such tenth Business Day) or,
if earlier, the
date specified by the
Facility Agent in
that notice (being
no earlier than the
last day of any
applicable grace period permitted by law or other legal obligation of any Finance Party).
12.3 Mandatory prepayment - change of control or transfer of business
12.3.1
If at any time –
12.3.1.1
prior to the date on which
the Net Debt to EBITDA
Ratio has been less than
1.75x for two
consecutive
Measurement
Periods,
VCP
Investment
Fund
and
VCP
Investment
Portfolios, collectively, do not,
or cease
to, hold legally
and beneficially, and have
the right
to vote as they see fit 7.5% of the issued share capital of Holdco;
12.3.1.2
prior to the date on which
the Net Debt to EBITDA
Ratio has been less than
1.75x for two
consecutive Measurement
Periods, VCP
Investment Fund
and VCP
Investment Portfolios
collectively Dispose
of
50% or
more
of the
shares which
they
hold
in
Holdco as
at the
Original Signature Date;
12.3.1.3
prior to the date on which
the Net Debt to EBITDA
Ratio has been less than
1.75x for two
consecutive Measurement
Periods, VCP
Investment Fund
and VCP
Investment Portfolios
cease to be able to appoint a director to the board of directors of
Holdco;
12.3.1.4
if, without the prior
written consent of the
Facility Agent (acting on the
instructions of the
Majority
Lenders),
4
or
more
of
Ali
Mazanderani,
Lincoln
Mali,
Daniel
Smith,
Steven
Heilbron,
Naeem
E.
Kola,
Martin
Wright,
George
Roussos,
Paul
Kent
and
Basie
Kok
cease to be
employed by
Holdco or any
member of the
Covenant Group
during the period
from the Original Signature Date until the Discharge Date;
12.3.1.5
any person or group of persons directly or indirectly gains Control of Holdco;
12.3.1.6
the shares of
common stock
of Holdco are
delisted from
the NASDAQ stock
market or the
trade in
those shares
is suspended
for more
than three
trading days
(other than
by reason
of a general suspension of trading in securities by the NASDAQ stock market);

12.3.1.7
Holdco does not, or ceases to, hold legally and beneficially, and have the right to vote as it sees fit, directly, 100% of the issued share capital of Term/RCF
Borrower, or otherwise
ceases to Control the Term/RCF Borrower;
12.3.1.8
the Term/RCF
Borrower does
not, or
ceases to,
hold legally
and beneficially,
and have
the right to
vote as it
seems fit, directly or
indirectly,
100% of the
issued share capital of
any Obligor (other than Holdco), or
otherwise ceases to Control any other Obligor
(other
than Holdco);
12.3.1.9
there
is
one
or
more
sales
(whether
in
a
single
transaction
or
a
series
of
related
transactions) over the
term of
this Agreement
of assets
of one
or more
members of
the
Covenant
Group
associated
with
any
operating
division
or
business
which,
on
a
cumulative basis
taking account
of each such
asset's Rand
contribution (direct
or indirect)
to total
assets or
Consolidated EBITDA
of the
Group for
the Measurement
Period most
recently ended prior to its sale, aggregate more than 25%
of total assets or Consolidated
EBITDA of the Covenant Group for the Measurement Period most recently ended,
(each a Control Event
) the Term/RCF
Borrower shall promptly notify
the Facility Agent upon
becoming aware of that Control Event, and the following
shall apply -
12.3.1.10
a Lender shall not be obliged to fund any Utilisation; and
12.3.1.11
if
a Lender
so requires
by
delivery of
a notice
to
the
Facility Agent
to that
effect
within
30 Business Days
of being
notified by
the Facility
Agent that
a Control
Event has
occurred,
the
Facility
Agent
shall,
by
notice
to
the
Term/RCF
Borrower,
immediately
cancel
the
Commitments of
that Lender
and declare
the participation
of that Lender
in all
outstanding
Loans, together
with
all other
Senior Facility
Outstandings due
to
that
Lender due
and
payable
on
the
tenth
Business
Day
following
delivery
of
that
notice,
whereupon
the
Available
Commitments
of
that
Lender
(as
well
as
any
WCF
Commitment
and
any
WesBank Commitment)
will be cancelled immediately and all
such outstanding amounts
will become due and payable by no later than such tenth Business
Day.
12.4 Mandatory prepayment - material disposal and insurance proceeds
In this Agreement -
12.4.1
Excluded
Insurance
Proceeds
means
Insurance
Proceeds
received
by
a
member
of
the
Covenant Group (other than an Excluded Subsidiary)
-
12.4.1.1
which are,
or are
to be, applied
to meet
a third
party liability claim
or to
cover operating
losses (including business interruption losses) in respect of which the relevant Insurance claim was made;

12.4.1.2
which are in an amount per claim
which is R30,000,000 or less
and, when taken together
with the value of any other
claims made by members of the Covenant Group
(other than
any Excluded Subsidiaries)
during the term of this Agreement except for
those insurance
proceeds
contemplated
in
clause
12.4.1.1
above
and
clause
12.4.1.3
below,
are
R30,000,000 or less; or
12.4.1.3
which, when
taken together
with the
amount of
Insurance Proceeds
in respect
of any
other
claims made by members of the Covenant
Group (other than any Excluded Subsidiaries)
during
the
term
of
this
Agreement
except
for
those
proceeds
contemplated
in
clause
12.4.1.2
above, are
more than
R30,000,000, but
only to
the extent
that, under
the authority
of a
resolution of
the directors
of the
relevant member
of the
Covenant Group,
adopted
and passed within 30 days of
receipt of those Insurance Proceeds, they
are to be or are
contractually committed
to be applied
(and are
then so
applied), within
90 days
of the
date
of receipt (or such longer period as the Facility Agent
may agree in writing), in reinstating
or replacing (on a like for like
basis) any asset, or in defraying the
loss or liability to which
the claim relates;
12.4.2
Insurance
Proceeds
means
the
proceeds
of
a
claim
under
any
contract
of
Insurance
maintained by
or which
may be
claimed by
a member
of the
Covenant Group (other
than an
Excluded Subsidiary), after deducting
the reasonable, properly evidenced costs
and expenses
incurred by members of the Covenant Group
(other than an Excluded Subsidiary ) to persons
who are
not members
of the
Covenant Group
directly in
connection with the
recovery of
that
claim;
12.4.3
Material
Insurance
Proceeds
means
Insurance
Proceeds
other
than
Excluded
Insurance
Proceeds; and
12.4.4
Mobikwik
Disposal
Proceeds
means
the
gross
amount
of
consideration
received
by
any
member
of
the
Group
following
a
Disposal
by
the
Group
of
any
shares
and/or
claims
held
against Mobikwik and/or the Disposal of assets by Mobikwik and -
12.4.4.1
including the
amount of
any intercompany
loan repaid
by a
person who
ceases to
be a
member of the Group to continuing members of the Group;
12.4.4.2
treating
any
amount
owing
by,
or
set
off
by,
any purchaser
of
assets
as consideration
received in cash;
12.4.4.3
treating consideration initially received in a form
other than cash or such
instruments, as
being received when and if that consideration is converted into cash or such instruments or becomes readily so convertible on reasonable commercial terms;
12.4.4.4
after deducting Taxes
(and amounts reserved
in respect of
Taxes)
paid or payable
as a
result of that disposal of those assets in Mobikwik; and

12.4.4.5
after deducting
the properly
evidenced costs
and expenses
incurred directly
in connection
with that disposal of assets.
12.4.5
the Term/RCF
Borrower must notify the
Facility Agent within
10 Business Days
of the receipt
of any
Mobikwik Disposal
Proceeds or
Material Insurance
Proceeds by
a member
of the
Group.
12.4.6
If
a
member
of
the
Group
receives
any
Material
Insurance
Proceeds
or
Mobikwik
Disposal
Proceeds, the
Term/RCF
Borrower shall
offer
to prepay
the Senior
Term
Facility Loans
and
other
Senior
Term
Facility
Outstandings
and
the
Senior
RCF
Loans
and
other
Senior
RCF
Outstandings, and cancel Available Commitments
under the Senior RCF,
in an amount equal
to
the
balance
of
those
Mobikwik
Disposal
Proceeds
or
Material
Insurance
Proceeds,
and
procure that the Mobikwik Disposal Proceeds and Material Insurance Proceeds are applied to discharge any payments
and cancellations required
to be made
as a result
of an acceptance
of any such offer, all
in accordance with
the requirements of
clause
13
(Prepayment Offers and
Priorities).
12.5 Voluntary prepayment
The Term/RCF
Borrower may, if the Term/RCF
Borrower has given the Facility Agent not less than
5 Business
Days'
prior
notice,
prepay
any
Senior
Term
Facility
Loan,
Senior
RCF
Loan
or
other
amount utilised
under a
Senior Term
Facility or the
Senior RCF
at any
time, in
whole or
in part. A
prepayment of
part of
a Senior
Term Facility Loan
or Senior
RCF Loan
must be
in a
minimum amount
of
ZAR10,000,000
and
an
integral
multiple
of
ZAR1,000,000
or
such
lesser
amount
as
may
be
outstanding under the Finance Documents (or such other amount as may be agreed by the
Facility
Agent). The Borrower may,
in its discretion, elect whether to
prepay any Senior Term
Facility Loan
or any Senior RCF Loan.
12.6 Voluntary cancellation
12.6.1
The
Term/RCF
Borrower may,
by
giving the
Facility Agent
not
less
than
10
Business Days'
prior
notice
(or
such
shorter
period
as
the
Facility
Agent
may
agree
in
writing)
cancel
an
Available Facility
under the
Senior Term
Facility,
in whole
or in
part. A
partial cancellation
of
any such
Available Facility must
be in
a minimum
amount of
ZAR10,000,000 and an
integral
multiple of ZAR1,000,000 or, if less, the Available Facility applicable at that time.
12.6.2
Any partial cancellation
of an
Available Facility under
this clause must
be applied against
the
Commitment of each Lender under the relevant Senior Facility pro rata .
12.6.3
A Working Capital Facility may be cancelled as provided in the WCF Documents.
12.6.4 A
WesBank Facility may be cancelled as provided in the WesBank Agreement.
12.7
Cancellation and prepayment of a single Lender on a change
of costs

12.7.1
If -
12.7.1.1
any sum
payable to
any Lender
by an
Obligor is
required to
be increased
under clause
19.2
(Tax
gross-up); or
12.7.1.2
any
Lender
claims
indemnification
from
the
Term/RCF
Borrower
or
any
other
Obligor
under clause
19.3
(Tax
indemnity) or clause
20
(Changes in Costs),
the
Term/RCF
Borrower may,
whilst the
circumstance giving
rise to
the requirement
for that
increase
or
indemnification
continues,
give
the
Facility
Agent
notice
of
cancellation
of
the
Commitments
of
that
Lender
and
its
intention
to
procure
the
repayment
of
that
Lender's
participation in the Loans.
12.7.2
On receipt of
a notice of
cancellation referred to
in clause
12.7.1 above
, the Commitments
of
that Lender shall immediately be cancelled and reduced to zero.
12.7.3
On the
last day
of each
Interest Period
in relation
to a
Loan which
ends after
the Term/RCF
Borrower
has
given
notice
of
cancellation
and/or
repayment
under
clause
12.7.1
above
(or
earlier,
subject to
the
payment
of
any
Break
Costs), each
Borrower to
which a
Utilisation
is
outstanding shall repay
that Lender's participation
in the relevant
Utilisations together with all
other Senior Facility Outstandings owed to that Lender under the relevant Facilities.
12.8 Re-borrowing and reinstatement
12.8.1
No amount of a Senior Term Facility Loan paid, repaid or prepaid under this Agreement or the
Senior
Term
Facility
Agreement
may
be
re-borrowed
under
the
Senior
Term
Facility
Agreement.
12.8.2
Unless
a
contrary
indication appears
in
this
Agreement, the
amount
of
any
Loan
voluntarily
prepaid
under
the
Senior
RCF
pursuant
to
clause
12.5
(Voluntary
prepayment)
may
be
re-
borrowed on the terms of the Amended and Restated Senior RCF
Agreement.
12.8.3
Unless a contrary
indication appears in
this Agreement, the
amount of any
Loan paid, repaid
or prepaid under a Working Capital Facility, may be re-borrowed subject to and in accordance with the terms of the relevant WCF Documents.
12.8.4
No
amount
of
the
Total
Commitments
cancelled
under
this
Agreement
or
a
Senior
Facility
Agreement may be
reinstated other than
Total
Senior RCF Commitments
in accordance with
the provisions of clause
7.2
(Senior RCF).
12.9 Application of partial prepayments

Any
amount
to
be
applied
in
prepayment
of
Senior
Term
Facility
Loans
(and
other
Senior
Term
Facility Outstandings)
or Senior
RCF
Loans (and
other
Senior RCF
Outstandings) in
accordance
with this Agreement or a Senior Facility Agreement -
12.9.1
in respect of a Senior Term Facility, shall be applied in or towards discharging the participation
of Lenders in
Loans and other Senior Facility
Outstandings under that Senior Term
Facility in
each
Lender's
Pro
Rata
Share
(and
for
purposes
of
determining
its
Pro
Rata
Share
the
provisions of clause
13.1.2
above shall be applied
mutatis mutandis );
12.9.2
in respect
of voluntary
prepayments in
relation to
the Senior
RCF, shall be applied
in or
towards
discharging the participation of Lenders
in Loans and other Senior Facility
Outstandings under
the Senior RCF
in each such Lender's
Pro Rata Share
(and for purposes
of determining its
Pro
Rata Share the provisions of clause
13.1.2
above shall be applied
mutatis mutandis
);
12.9.3
in
respect
of
any
mandatory
prepayment
of
Senior
RCF,
shall
be
applied
in
or
towards
discharging the participation of Lenders
in Loans and other Senior Facility
Outstandings under
the Senior RCF and a cancellation of the RCF Commitments,
in each such Lender's Pro Rata
Share
(and
for
purposes
of
determining
its
Pro
Rata
Share
the
provisions
of
clause
13.1.2
above shall be applied mutatis mutandis ); and
12.9.4
in
respect
of
any
mandatory
prepayment
of
Senior
RCF
Loans
made
to
the
Lenders
in
accordance with the provisions of clause
27.4
(Cure Amounts - mandatory prepayment), shall
be
applied
in
prepayment
of
the
Lenders'
participation
in
Loans
and
other
Senior
Facility
Outstandings under
the Senior RCF
and a cancellation
of the RCF
Commitments, in
each such
Lender's Pro Rata Share (and
for purposes of determining
its Pro Rata Share
the provisions of
clause
13.1.2
above shall be applied
mutatis mutandis ),,
except,
in
respect
of
clauses
12.9.1
and
12.9.2
above,
for
a
prepayment
which
is
required
to
be
made to a particular
Lender or Lenders under
this clause
12
or under clause
13
(Prepayment Offers
and Priorities).
12.10 Other provisions
12.10.1
If the Facility Agent receives any
notice of prepayment or cancellation under this clause
12
or
a Senior Facility
Agreement, or an
offer of
prepayment under clause
13.1
(Initial Prepayment
Offers), it
shall forward
a copy
of that
notice as
soon as
reasonably practicable
to the
Term/RCF
Borrower or the affected Finance Parties, as appropriate.
12.10.2
Any
notice
of
prepayment or
cancellation given
by
a
Party under
this clause
12
or
a Senior
Facility Agreement,
or an
offer
of prepayment
under clause
13.1
(Initial Prepayment
Offers),
shall be
irrevocable and,
unless a
contrary indication
appears in
a Finance
Document, shall
specify the
date or
dates upon
which the
relevant cancellation
or prepayment
is to
be made
and the amount of that cancellation or prepayment.

12.10.3
Except as expressly
otherwise provided in this
clause
12
or a Senior
Facility Agreement, any
prepayment
shall
be
made
together
with
accrued
interest
on
the
amount
prepaid,
without
premium
or
penalty
except
for
any
Break
Costs,
Break
Gains
or
applicable
Refinancing
Penalties which arise, as a result
of such prepayment or as may
be otherwise provided in the
applicable Senior Facility Agreement.
12.10.4
No Borrower shall pay, repay or
prepay all or any part of the Loans or cancel all or any part of the
Commitments
except
at
the
times
and
in
the
manner
expressly
provided
for
in
this
Agreement and the applicable Senior Facility Agreement.
12.10.5
The Facility Agent may agree
a shorter notice period
for a voluntary prepayment
or a voluntary
cancellation under a Senior Facility.
12.11
Refinancing
Subject to
the Further
Rights Letter,
the Term/RCF Borrower
may prepay
(or procure
the prepayment
of) any
Senior Term
Facility Loan
and other
Senior Term
Facility Outstandings
and/or any
Senior
RCF Loan
and other
Senior RCF
Outstandings from
amounts raised
under a
Refinancing, on
the
condition that all other Senior Term
Facility Loans and other Senior Term Facility Outstandings and
Senior RCF Loans and other Senior RCF Outstandings are prepaid in full at the same time and the
Total
Senior
Term
Facility
Commitments and
Total
Senior
RCF
Commitments
are
cancelled
and
reduced to zero.
13
PREPAYMENT
OFFERS AND PRIORITIES
The provisions
of this
clause
13
shall apply
to
all amounts
that are
required to
be offered
towards the
prepayment of the Senior Term
Facility Loans (and other Senior Term
Facility Outstandings) and Senior
RCF Loans (and other Senior RCF Outstandings), and cancellation of Available Commitments under the
Senior
RCF,
pursuant
to
clauses
12.4
(Mandatory
prepayment
-
material
disposal
and
insurance
proceeds).
13.1 Initial Prepayment Offers
13.1.1
If
a
member
of
the
Group
receives
any
amount
of
Mobikwik
Disposal
Proceeds
and/or
a
member
of
the
Covenant
Group
(other
than
an
Excluded
Subsidiary)
receives
any
Material
Insurance Proceeds (the Distributable Balance
), the Term/RCF Borrower,
by way of a notice
(an
Initial Offer
Notice
) delivered
to the
Facility Agent
no later
than 10
Business Days
after
receipt of
those Mobikwik Disposal
Proceeds and/or
Material Insurance Proceeds,
shall offer
(an Initial Prepayment Offer ) to -
13.1.1.1
pay and
discharge the
participation of
each Lender
in Senior
Term
Facility Loans
(and
other Senior Term
Facility Outstandings) that remain outstanding under the Senior Term
Facilities; and

13.1.1.2
pay and
discharge the
participation of
each Lender
in Senior
RCF Loans
(and other
Senior
RCF Outstandings)
that remain
outstanding under
the Senior
RCF and/or
cancel Available
Commitments in relation to the Senior RCF,
in each case, for an amount determined in accordance with clause
13.1.2
below (in respect of
each such Lender, its Distributable Share
), and such
notice shall stipulate
how the Term/RCF
Borrower
intends
to
apply
any
remaining
balance
(or
any
part
thereof),
as
contemplated
in
clause
13.4
(
Remaining amount of Distributable Balance ).
13.1.2
Each Lender's
Distributable Share
shall be determined as follows -
13.1.2.1
the
Distributable
Balance
will
be
deemed
to
be
offered
by
the
Term/RCF
Borrower
in
prepayment
of
all
Senior
Term
Facility
Loans
(and
other
Senior
Term
Facility
Outstandings), and in
prepayment and/or cancellation
of all Senior
RCF Loans (and
other
Senior RCF
Outstandings) and
Available Commitment
in relation
to the
Senior RCF,
in
proportion to
the
Senior Term
Facilities' and
the Senior
RCF's Senior
Facility Pro
Rata
Share (defined below);
13.1.2.2
in
relation to
the
Senior Term
Facility,
a Lender's
Distributable Share
under the
Senior
Term
Facility (in respect of each such Lender, its
Pro Rata Share ) will be -
13.1.2.2.1
if
at
any
relevant
time
there
are
no
Senior
Term
Facility
Outstandings
under
the
Senior Term
Facility,
its
pro rata proportion
of the relevant
Senior Facility Pro Rata
Share
determined
by
applying
that
Lender's
Commitment
under
the
Senior
Term
Facility to all the Commitments under the Senior Term Facility; or
13.1.2.2.2
at any
other time,
its
pro rata proportion
of the
relevant Senior
Facility Pro
Rata Share
determined by applying that
Lender's Senior Term
Facility Outstandings under that
Senior Term
Facility to
all the
Senior Term
Facility Outstandings
under the
Senior
Term
Facility; and
13.1.2.3
in relation
to the
Senior RCF, a Senior
RCF Lender's
Distributable Share
under the
Senior
RCF (in respect
of each such
Lender, its
Pro Rata Share
) will be
its
pro rata proportion
of the
relevant Senior
Facility Pro
Rata Share
determined by
applying that
Lender's Senior
RCF Commitment to all the Total Senior RCF Commitments.
13.1.3
For
purposes
of
this
clause
13.1
,
Senior
Facility
Pro
Rata
Share
,
at
any
relevant
time,
in
respect of the Senior
Term Facility or the Senior RCF
(a
Relevant Senior Facility ), means the
proportion (expressed as a percentage) borne by -
13.1.3.1
the
aggregate
amount,
at
that
time,
of
(i)
the
Senior
Facility
Outstandings
under
the
Relevant
Senior
Facility,
and
(ii)
the
Available
Commitment
under the
Relevant
Senior
Facility; to

13.1.3.2
the aggregate amount,
at that time,
of (i) the Senior
Facility Outstandings
under all Senior
Term
Facilities and the Senior RCF,
and (ii) the Available Commitment
under the Senior
RCF.
13.2 Acceptances and Additional Prepayment Offers
13.2.1
If a Lender wishes to accept an Initial Prepayment Offer or any part thereof, it must advise the
Facility Agent of its acceptance and provide to it the following details -
13.2.1.1
the amount of its available Distributable Share which it requires to be paid to it and/or, as
applicable, applied
in
cancellation of
its
Available
Commitments under
the
Senior
RCF
(an Accepted Prepayment Amount ); and
13.2.1.2
the maximum amount
(the
Additional Acceptances Limit
) of
any additional part
of the
Distributable Balance it
would be prepared
to accept (if
any) in or
towards payment and
discharge of its
participation in
Senior Term Facility Loans (and
other Senior
Term Facility
Outstandings) that remain outstanding under the
Senior Term
Facilities and Senior RCF
Loans
(and
other
Senior
RCF
Outstandings) that
remain
outstanding
under the
Senior
RCF,
in circumstances where one
or more Lenders were
to decline the
applicable Initial
Prepayment Offers made to them,
13.2.2
by way of a notice delivered to
the Facility Agent no later than 5
Business Days after receipt of
any
applicable
Initial
Offer
Notice
(each
such
Lender
which
accepts
any
applicable
Initial
Prepayment
Offer
for
the
amount
of
its
Distributable
Share
or
any
part
thereof,
being
a
Participating Lender
).
If
a
Lender fails
to
advise
the
Facility Agent
of
its
acceptance of
an
Initial
Prepayment
Offer,
as
required
under
this
clause,
then
it
shall
be
deemed
to
have
accepted the Initial Prepayment Offer in full.
13.2.3
The Facility Agent will advise the Term/RCF Borrower and the Lenders, by way of a notice (an
Acceptances Confirmation
) delivered
to each
of them
within 2
Business Days
following expiry
of
the
5
Business
Day
period
within
which
any
applicable Initial
Prepayment
Offers
may
be
accepted, of the following -
13.2.3.1
the
Initial Prepayment
Offers
accepted (including
offers
that
are
deemed to
have
been
accepted) and
declined and
the aggregate
amount of
Distributable Shares
for which
Initial
Prepayment Offers have been declined (the Declined Balance ); and

13.2.3.2
in relation to each Participating
Lender, that
portion of the Declined Balance allocable to
it (the Additional Prepayment Amount
), being its Pro
Rata Share (and for
purposes of
determining
its
Pro
Rata
Share
the
provisions
of
clause
13.1.2
above
shall
be
applied
mutatis mutandis
except that
(i) reference
in that
clause to
Distributable Share
shall be
deemed to be a
reference to a Lender's Additional
Prepayment Amount, (ii) reference in
that clause to
Distributable Balance shall be deemed
to be a reference
to the amount of
the Declined
Balance and
(iii)
it is
assumed that
the Senior
Term
Facility Outstandings,
Senior
RCF
Outstandings
and
Senior
RCF
Commitments
of
the
Lenders
declining
the
Initial
Prepayment
Offer
are
nil)
of
the
Declined
Balance
limited
to
its
Additional
Acceptances Limit.
13.2.4
Upon delivery of an Acceptances Confirmation -
13.2.4.1
the
Term/RCF
Borrower
will
be
irrevocably
deemed
to
have
offered
(the
Additional
Prepayment
Offer
)
to
pay
and
discharge
to
each
Participating
Lender
(in
addition
to
amounts accepted by it pursuant to clause
13.2.1 above
) its participation in Senior Term
Facility Loans (and other Senior
Term Facility Outstandings) that remain outstanding and
the Senior
RCF Loans
(and other
Senior RCF
Outstandings) that
remain outstanding;
and
13.2.4.2
each Participating
Lender will
be deemed
to
have accepted
the Additional
Prepayment
Offer,
13.2.5
in each case, for an amount equal to the Additional
Prepayment Amount of each such Lender.
13.3 Application of payment
Following
a
receipt
of
any
Mobikwik
Disposal
Proceeds
and/or
Material Insurance
Proceeds
and
delivery of an Acceptances Confirmation to the
Term/RCF
Borrower, the Term/RCF
Borrower shall
pay to
the Facility
Agent, for
the account
of each
Participating Lender,
the Accepted
Prepayment
Amount and the Additional Prepayment Amount (if any) of that Participating
Lender, in full -
13.3.1
on the Interest Payment Date immediately following-
13.3.1.1
receipt of the Mobikwik Disposal Proceeds;
13.3.1.2
expiry of the 30-day
period referred to in
the definition of Excluded
Insurance Proceeds in
clause
12.4
(Mandatory prepayment -
material disposal and
insurance proceeds) (the
30-
Day Period
) if a
resolution of the
directors of the
relevant member of
the Covenant
Group
has not been adopted and passed within the 30-Day Period; or

13.3.1.3
expiry of
where a
resolution of
the directors
of the
relevant member
of the
Covenant Group
has been adopted and passed within the 30-Day Period, the
90-day period referred to in
the definitions of Excluded
Insurance Proceeds in clause
12.4
(Mandatory prepayment -
material
disposal
and
insurance
proceeds)
if
the
relevant Material
Insurance
Proceeds
have not been applied within that 90-day period; or
13.3.2
if an
Event of Default
is continuing, no
later than the
first Business Day
following the date
on
which the Facility Agent delivers an Acceptances Confirmation to the Term/RCF Borrower,
and in
respect of
any Participating Lender
in relation to
the Senior RCF,
its Accepted Prepayment
Amount and the Additional Prepayment Amount (if any) shall be applied in the following order -
13.3.2.1
firstly,
in
prepayment
of
its
participation
in
Senior
RCF
Loans
and
other
Senior
RCF
Outstandings, with a corresponding cancellation of RCF Commitments;
and
13.3.2.2
secondly and without
double counting,
in cancellation
of its Available
Commitments under
the Senior RCF.
13.4 Remaining amount of Distributable Balance
If, after having
implemented the provisions of
clauses
13.1
and
13.2 above
, the
full amount of
any
Distributable Balance
offered to
Lenders is
not required
to be
applied in
or towards
the payment,
repayment or
prepayment
of Senior
Term Facility Loans
and other
Senior Term Facility
Outstandings
and
Senior
RCF
Loans
and
other
Senior
RCF Outstandings,
any remaining
balance (or
any
part
thereof) (the Remaining Distributable Balance ) shall be available for application as follows -
13.4.1
it may be retained in the Covenant Group
and used for the general operations
of the members
of the Covenant Group; and
13.4.2
it may be used
to make a distribution to
Holdco subject to the requirements
of clause
28.22.2
(Distributions).
14 RATE SWITCH
14.1
Switch to Compound Reference Rate
Subject to clause
14.2
(
Delayed switch for existing Term Rate Loans ), on and from the Rate Switch
Date -
14.1.1
use of
the Compounded
Reference Rate
will replace
the use
of JIBAR
for the
calculation of
interest for Loans; and
14.1.2
any Loan or
Unpaid Sum shall be
a "Compounded Rate Loan"
and clause 9.2 (
Calculation of
interest – Compounded
Rate Loans
) of the
Senior Term Facility Agreements and
the Amended
and Restated Senior RCF Agreement
(as applicable) shall apply
to each Loan or Unpaid
Sum.

14.2 Delayed switch for existing Term Rate Loans
If the Rate Switch Date falls before the last day of an Interest
Period for a Term Rate Loan -
14.2.1
that
Loan
shall
continue
to
be
a
Term
Rate
Loan
for
that
Interest
Period
and
clause
9.1
(
Calculation
of
interest
–
Term
Rate
Loan
)
of
the
Senior
Term
Facility
Agreements
and
the
Amended and Restated Senior RCF Agreement (as applicable)
shall continue to apply to that
Loan for that Interest Period; and
14.2.2
any provision which is expressed to apply on and from the Rate Switch Date shall not apply in relation to that Loan for that Interest Period; and
14.2.3
on and from the first day of the next Interest Period (if any) for that
Loan -
14.2.3.1
that Loan shall be a "Compounded Rate Loan"; and
14.2.3.2
clause 9.2 (
Calculation of interest
– Compounded
Rate Loans
) of the
Senior Term Facility
Agreements and
the Amended
and Restated
Senior RCF
Agreement (as
applicable) shall
apply to that Loan.
14.3 Notifications by the Facility Agent
14.4
Prior to
the occurrence
of the
Rate Switch
Date, the
Facility Agent
shall promptly
notify the
Term/RCF
Borrower of the determination of a rate of interest under this Agreement.
14.5
The Facility Agent shall, promptly upon
becoming aware of the occurrence
of the Rate Switch Date,
notify the Term/RCF
Borrower of that occurrence.
15 INTEREST AND INTEREST PERIODS
15.1 Calculation, accrual and payment
All interest
on a
Loan made
to a
Borrower under
a Senior
Facility Agreement
shall be
calculated,
accrue and
be paid
by that
Borrower for
the account
of the
Lenders under
the relevant
Senior Facility
in accordance with the terms of that Senior Facility Agreement.
15.2 Interest Periods
The
Interest
Periods
which
apply
to
a
Loan
or
Unpaid
Sum
made
to
a
Borrower
under
a
Senior
Facility Agreement shall be governed by the terms of that Senior Facility
Agreement.
16 CHANGES TO THE CALCULATION OF INTEREST
16.1 Unavailability of Screen Rate in respect of a Term Rate Loan prior to the Rate Switch Date

16.1.1 Interpolated Screen Rate
: If no Screen Rate
is available for JIBAR for the
Interest Period of a
Term Rate Loan, the applicable JIBAR
shall be the
Interpolated Screen Rate
for a period
equal
in length to the Interest Period of that Term Rate Loan.
16.1.2 Reference Bank Rate
: If no
Screen Rate is
available for JIBAR
for (i)
ZAR; or (ii)
the Interest
Period of a Term
Rate Loan under a Facility and it is not possible to calculate the Interpolated
Screen Rate the applicable JIBAR shall be the Reference Bank Rate as of the Specified Time and for a period equal in length to the Interest Period of that Term Rate Loan.
16.1.3 Cost of funds : If Clause
16.1.2
above applies but no
Reference Bank Rate is
available for ZAR
or the
relevant Interest
Period, there
shall be
no JIBAR
for that
Term
Rate Loan
and clause
16.6
(
Cost of funds ) shall apply to that Term Rate Loan for that Interest Period.
16.2 Calculation of Reference Bank Rate in respect of a Term Rate Loan
16.2.1
Subject to clause
16.2.2
, if JIBAR is to
be determined on the basis of a
Reference Bank Rate
but a Reference Bank does not supply a quotation by the Specified Time, the Reference Bank
Rate shall be calculated on the basis of the quotations of the remaining Reference Banks.
16.2.2
If at or about noon on the Quotation Day, none or only one of the Reference Banks supplies a quotation, there shall be no Reference Bank Rate for the relevant
Interest Period.
16.3
Interest calculation if no RFR or Central Bank Rate in respect of Compounded Rate Loans
16.3.1
In the case
of a Compounded
Rate Loan,
if the
RFR for
an RFR
Banking Day
during an
Interest
Period cannot be determined, the fallbacks
included in the definition of Daily
Rate as set out in
the Compounded Rate Terms shall apply.
16.3.2
With effect from the Rate Switch Date, if -
16.3.2.1
if there
is no
applicable RFR
or Central
Bank Rate
for the
purposes of
calculating the
Daily
Non-Cumulative
Compounded
RFR
Rate
for
an
RFR
Banking
Day
during
an
Interest
Period for a Compounded Rate Loan;
16.3.2.2
the
Daily Rate
cannot be
calculated in
accordance with
the methodology
set out
in the
definition for “Daily Rate” in the Compounded Rate Terms; and
16.3.2.3
“
Cost of Funds will apply as a fallback
” is specified in the Compounded Rate Terms,
then clause
16.6
(
Cost of funds ) shall apply to that Loan for that Interest Period.
16.4 Market disruption

16.4.1
In the case of
a Term
Rate Loan, if a
Market Disruption Event occurs in
relation to a Loan
for
any Interest Period,
then the
rate of
interest on
each Lender's
share of
that Loan
for the
Interest
Period shall be the percentage rate per annum which is the sum of -
16.4.1.1
the Applicable Margin; and
16.4.1.2
the highest of
the rates notified to
the Facility Agent by
the relevant Lenders as
soon as
practicable and
in any
event before
interest is
due to
be paid
in respect
of that
Interest
Period,
to
be
that
which
expresses
as
a
percentage
rate
per
annum
the
cost
to
those
Lenders
of
funding
their
participation
in
that
Loan
from
whatever
source(s)
they
may
reasonably select.
16.4.2
In this Agreement
Market Disruption Event
means, in relation to
a Senior Term Facility or the
Senior RCF -
16.4.2.1
at or about noon on the Quotation Day
for the relevant Interest Period the Screen
Rate is
not available and none or only one of the Reference Banks supplies a rate to the Facility
Agent to determine JIBAR for the relevant Interest Period; or
16.4.2.2
before close of business
in Johannesburg on the
Quotation Day for the
relevant Interest
Period,
the
Facility
Agent
receives
notifications
from
one
or
more
Lenders
whose
aggregate
participations
in
Loans
under
the
applicable
Facility
exceed
30
per
cent.
of
aggregate principal amount of Loans outstanding under that Senior Facility that -
16.4.2.2.1
the cost to
them of funding
their participation in
that Loan from
whatever source they
may
reasonably
select
would
be
in
excess
of
JIBAR
(provided
that
the
relevant
Lenders must first consider funding available
in the Johannesburg Interbank Market
prior to considering other sources of funding);
16.4.2.2.2
the cost to it or them
of obtaining matching deposits in the Johannesburg interbank market would be in excess of JIBAR for the relevant Interest Period;
or
16.4.2.2.3
matching
deposits
will
not
be
available
to
them
in
the
Johannesburg
interbank
market in the ordinary course
of business to fund their
participation in that Loan for
the relevant Interest Period.
16.4.3
In the case of a Compounded Rate Loan, if -
16.4.3.1
a Market Disruption Rate is specified in the Compounded Rate Terms; and
16.4.3.2
before the Reporting Time, the Facility Agent receives
notifications from the Lenders or a
Lender determines
that the
cost of
the Lender
funding that
Loan would
be in
excess of
the Market Disruption Rate,

then clause
16.6
(
Cost of Funds ) shall apply to that Loan for the relevant Interest Period.
16.5
Alternative basis of interest or funding prior to the Rate Switch
Date
16.5.1
Without prejudice
to the generality
of clause
16.2 above
, if
a Market
Disruption Event
occurs
and
the
Facility
Agent
or
the
Term/RCF
Borrower
so
requires,
the
Facility
Agent
and
the
Term/RCF Borrower shall enter
into negotiations
(for a
period of
not more
than 30
days, or
such
longer period
as the
Facility Agent
may agree)
with a
view to
agreeing a
substitute basis
for
determining the rate of interest.
16.5.2
Any alternative basis
agreed pursuant to
clause
16.5.1 above
shall, with the
prior consent of
all
the Lenders and the Term/RCF Borrower,
be binding on all Parties.
16.6
Cost of Funds
16.6.1
If this
clause
16.6
applies to
a Loan
for an
Interest Period,
neither clause
9.2 (
Calculation of
interest
-
Term
Rate
Loans
)
of
the
Senior
Term
Facility
Agreements
and
the
Amended
and
Restated
Senior
RCF
Agreement
(as
applicable)
nor
clause
9.2
(
Calculation
of
interest
-
Compounded
Rate
Loans
)
of
the
Senior
Term
Facility
Agreements
and
the
Amended
and
Restated Senior
RCF Agreement
(as applicable)
shall apply
to that Loan
for that
Interest Period
and, the
rate of
interest on each
Lender's share of
the relevant
Loan for the
relevant Interest
Period shall be the percentage rate per annum which is the sum of -
16.6.1.1
the applicable Margin; and
16.6.1.2
the rate notified to
the Facility Agent (acting
on the instructions of
the Majority Lenders),
as soon as practicable and in any event -
16.6.1.2.1
in relation to a Term
Rate Loan, before the date on which
interest is due to be paid
in respect of that Interest Period; or
16.6.1.2.2
in relation to a Compounded Rate Loan, by the Reporting Time, to be
that which
expresses as
a percentage
rate per
annum the
cost to
the relevant
Lender
of funding its participation in that Loan from whatever source(s)
it may reasonably select.
16.6.2
If this
clause
16.6
applies and
the Facility
Agent or
the Term/RCF
Borrower so
requires, the
Facility Agent
and the
Term/RCF Borrower shall
enter into
negotiations (for
a period
of not
more
than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.
16.6.3
Any alternative basis
agreed pursuant to
clause
16.6.2
above shall, with
the prior consent
of all
of the Lenders and the Term/RCF Borrower,
be binding on all Parties.

16.6.4
If
this
clause
16.6
applies
pursuant
to
clause
16.4
(
Market
Disruption
)
and
in
relation
to
a
Compounded Rate Loan a Lender’s Funding
Rate is less than the Market Disruption Rate,
the
cost
to
that
Lender
of
funding
its
participation
in
that
Loan
for
that
Interest
Period
shall
be
deemed, for purposes of clause
16.6.1
above, to be the Market Disruption Rate.
16.6.5
If this
clause
16.6
applies the
Facility Agent
shall, as
soon as
is practicable,
notify the
Term/RCF
Borrower.
16.7 Replacement of Screen Rate
16.7.1
If a
Screen Rate Replacement Event
has occurred in
relation to the
Screen Rate, the Parties
shall enter
into negotiations
in good
faith
with a
view to
agreeing the
use of
a Replacement
Benchmark in place of that Screen Rate.
16.7.2
Any amendment or waiver which
relates to providing for the use
of a Replacement Benchmark
and -
16.7.2.1
aligning
any
provision
of
any
Finance
Document
to
the
use
of
that
Replacement
Benchmark;
16.7.2.2
enabling that Replacement
Benchmark to
be used for
the calculation
of interest under
this
Agreement (including,
without limitation,
any consequential
changes required
to enable
that Replacement Benchmark to be used for the purposes of
this Agreement);
16.7.2.3
implementing market conventions applicable to that Replacement Benchmark;
16.7.2.4
providing for appropriate
fallback (and market
disruption) provisions for
that Replacement
Benchmark; or
16.7.2.5
adjusting
the
pricing
to
reduce
or
eliminate,
to
the
extent
reasonably
practicable,
any
transfer of economic value from one Party to another as a result of the application of that
Replacement Benchmark
(and if any
adjustment or
method for
calculating any
adjustment
has been formally
designated, nominated or
recommended by the
Relevant Nominating
Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation),
may be made with the consent of the Parties.
17 BREAK COSTS AND BREAK GAINS
17.1
Each Borrower
shall, within
3 Business
Days of
demand by
a Finance
Party,
pay to
that Finance
Party its Break Costs attributable to
all or any part of a Loan
or Unpaid Sum being repaid or
prepaid
on a day other than the last day of an Interest Period for that Loan or Unpaid
Sum.

17.2
On the condition that no
Event of Default is then
continuing, a Senior Term Facility Lender or Senior
RCF Lender,
as applicable, shall, within 10
Business Days of demand by
the Term/RCF
Borrower,
pay to the
Term/RCF
Borrower the amount of
any Break Gains attributable to
all or any part
of the
participation of
that Senior
Term
Facility Lender
or
Senior RCF
Lender in
a Loan
being repaid
or
prepaid on a day other than the last day of an Interest Period for that Loan.
17.3
Each Lender shall,
as soon as
reasonably practicable after
a demand by
the Facility Agent
(made
following receipt
by the
Facility Agent
of
a
written request
from
the
Term/RCF
Borrower to
make
such demand),
provide a
certificate confirming
the amount
of its
Break Costs
or Break
Gains (as
applicable) for any Interest Period in which they accrue.
18 FEES
18.1 Non-refundable Deal Structuring Fee
The Term/RCF Borrower shall pay to each Original
Senior Lender a non-refundable
deal structuring
fee in the amount and at the times agreed in a Fee Letter.
18.2 Commitment Fees
18.2.1
The Term/RCF
Borrower must pay
to the
Facility Agent (for
the account
of each
Senior RCF
Lender and each
Senior Term Facility Lender, if applicable) a
commitment fee computed
at the
rate
equal
to
30%
of
the
applicable
Margin
on
that
Senior
Term
Facility
Lender's
Available
Commitment
or
that
Senior
RCF
Lender's
Available
Commitment
(except
ignoring
for
the
purpose of determining Available Commitment in this context
the provisions of clause
6.1.21.2
of clause
6.1.21
(Definitions)) under the applicable Senior Term
Facility or the Senior RCF for
the Availability Period applicable to that Senior Term Facility or the Senior RCF.
18.2.2
The accrued commitment fees accrue daily with effect from the
Closing Date and are payable
on
each
Interest
Payment
Date
which
occurs
during
the
relevant
period
during
which
commitment fees apply,
on the
last day
of the relevant
Availability Period and,
if cancelled in
full, on the cancelled amount of the relevant
Lender's Commitment at the time the cancellation
is effective.
18.3 Agency fee
The Term/RCF
Borrower shall pay
to the
Facility Agent (for
its own
account) an
agency fee in
the
amount and at the times agreed in a Fee Letter.
18.4 Administration fee

The Term/RCF Borrower shall pay
to TMF Corporate
Services (South
Africa) Proprietary Limited
the
administration services fees in the amounts and at the times agreed in the letter by
TMF Corporate
Services (South
Africa) Proprietary
Limited, dated
24 June 2024
(as amended
from time
to time, with
the approval of the Facility Agent).
19 TAX GROSS-UP AND INDEMNITIES
19.1 Definitions
19.1.1
In this Agreement -
19.1.2 Protected Party
means a Finance Party which is or
will be subject to any liability,
or required
to make any payment, for
or on account of Tax
in relation to a sum
received or receivable (or
any
sum
deemed
for
the
purposes
of
Tax
to
be
received
or
receivable)
under
a
Finance
Document;
19.1.3 Tax Credit
means a credit against, relief or remission for, or repayment of any Tax;
19.1.4
Tax
Deduction
means a
deduction or
withholding for
or
on account
of Tax
from
a payment
under a Finance Document, other than a FATCA Deduction;
19.1.5 Tax Payment
means either the increase in a payment made by an Obligor to a Finance Party under clause
19.2 below
or a payment under clause
19.3 below.
19.1.6
Unless
a
contrary
indication
appears,
in
this
clause
19
a
reference
to
determines
or
determined
means a determination made in the absolute discretion of the person making the
determination.
19.2 Tax gross-up
19.2.1
Each Obligor shall make
all payments to be
made by it free
and clear of and
without any Tax
Deduction, unless a Tax Deduction is required by law.
19.2.2
The Term/RCF
Borrower shall
promptly upon
becoming aware
that an
Obligor must
make a
Tax
Deduction (or that there
is any change
in the rate
or the basis
of a Tax
Deduction) notify
the
Facility Agent
accordingly.
Similarly,
a Lender
shall notify
the
Facility Agent,
as soon
as
reasonably practicable, on
becoming so aware in
respect of a payment
payable to that Lender.
If
the
Facility
Agent
receives
such
notification
from
a
Lender
it
shall
notify
the
Term/RCF
Borrower and that Obligor.
19.2.3
If a Tax Deduction is required
by law to
be made by
an Obligor, the amount
of the payment
due
from
that
Obligor
shall
be
increased
to
an
amount
which
(after
making
any
Tax
Deduction)
leaves an amount equal
to the payment which
would have been due
if no Tax
Deduction had
been required.

19.2.4
If an Obligor is required to make a Tax
Deduction, that Obligor shall make that Tax
Deduction
and any payment
required in connection
with that Tax
Deduction within the
time allowed and
in the minimum amount required by law.
19.2.5
Within thirty days
of making either
a Tax Deduction or any payment
required in connection
with
that Tax
Deduction, the Obligor
making that
Tax
Deduction shall
deliver to
the Facility
Agent
for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance
Party that the Tax
Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
19.3 Tax indemnity
19.3.1
Each
Obligor
shall
(within
three
Business
Days
of
demand
by
the
Facility
Agent)
indemnify
each Protected Party against, and shall pay to a Protected Party an amount equal to the loss,
liability or cost which that Protected Party
determines will be or has been (directly or
indirectly)
suffered for or on account of Tax by that Protected Party in respect of a Finance Document.
19.3.2
Clause
19.3.1 above
shall not apply -
19.3.2.1
with respect to
any Tax assessed on a
Finance Party -
(A) under the
law of the
jurisdiction
in which that Finance Party is incorporated or, if different, the jurisdiction
(or jurisdictions)
in which that Finance Party is treated as resident
for tax purposes or (B) under the law of
the jurisdiction in which
that Finance Party's facility
office is located in respect
of amounts
received
or
receivable
in
that
jurisdiction,
if
that
Tax
is
imposed
on
or
calculated
by
reference
to
the
net
income
received
or
receivable
(but
not
any
sum
deemed
to
be
received or receivable) by that Finance Party;
19.3.2.2
to the
extent a
loss, liability
or cost
is compensated
for by
an increased
payment under
clause
19.2
(Tax
gross-up) or
relates to
a FATCA
Deduction required
to be
made by
a
Party.
19.3.3
A Protected Party making,
or intending to make
a claim under clause
19.3.1 above
, shall notify
the Facility Agent as soon as reasonably practicable of the event which will give, or has given,
rise
to
the
claim,
following
which
the
Facility
Agent
shall
notify
the
Term/RCF
Borrower
or
relevant Obligor of such claim.
19.3.4
A Protected Party shall, on receiving a payment from an Obligor under this clause
19.3
, notify
the Facility Agent.
19.4 Tax Credit
Subject
to
clause
34
(Conduct
of
Business
by
the
Finance
Parties),
if
an
Obligor
makes
a
Tax
Payment and the relevant Finance Party determines that -

19.4.1
a Tax
Credit is
attributable either
to an
increased payment of
which that
Tax
Payment forms
part, or to that Tax Payment; and
19.4.2
that Finance Party has obtained, utilised and retained that Tax Credit, the Finance Party
shall pay an
amount to that
Obligor, as soon as
reasonably practicable,
which that
Finance Party determines will leave
it (after that payment) in the
same after-Tax position as it would
have been in had the Tax Payment not been required to be made by the Obligor.
19.5 Stamp taxes
Each Obligor shall
(within three Business Days
of demand) indemnify each
Finance Party against,
and shall pay to the relevant Finance
Party, any cost, loss or liability that the relevant Finance Party incurs in
relation to
all stamp
duty,
registration and
other similar
Taxes
payable in
respect of
any
Finance Document.
19.6 Value added tax
19.6.1
All amounts set out
or expressed to be
payable under a Finance Document
by any Party to
a
Finance Party which
(in whole or
in part) constitute the
consideration for a
supply or supplies
for VAT
purposes shall
be deemed
to be
exclusive of
any VAT
which is
chargeable on
such
supply
or
supplies,
and
accordingly,
subject
to
clause
19.6.2
below
,
if
VAT
is
or
becomes
chargeable on
any supply
made by
any Finance
Party to
any Party
under a
Finance Document,
that Party
shall pay
to the
Finance Party
(in addition
to and
at the
same time
as paying
any
other consideration
for such
supply) an
amount equal
to the
amount of
such VAT
(and such
Finance Party shall
provide an appropriate
VAT
invoice to such
Party as soon
as reasonably
practicable).
19.6.2
If VAT
is or becomes chargeable on any supply made
by any Finance Party (the
Supplier ) to
any other Finance Party (the Recipient
) under a Finance Document, and
any Party other than
the Recipient (the Subject Party
) is required by the terms
of any Finance Document to pay
an
amount equal to
the consideration for
such supply to the
Supplier (rather than
being required
to reimburse
the Recipient
in respect
of that
consideration), such
Party shall
also pay
to the
Supplier (in addition to
and at the same
time as paying such
amount) an amount equal to
the
amount of such VAT.
The Recipient will promptly pay to the Subject Party an amount equal to any
credit
or
repayment obtained
by the
Recipient from
the
relevant tax
authority
which the
Recipient reasonably determines is in respect of such VAT.

19.6.3
Notwithstanding anything
to the
contrary contained
in this
clause
19.6
(Value Added Tax), each
Obligor
irrevocably
and
unconditionally
appoints
the
Facility
Agent
and
each
Lender
as
its
representative
and
agent
to,
in
its
name
place
and
stead,
and
for
and
on
its
behalf,
make
payment of
all expenses
referred to
in clause
23
(Costs and
Expenses) directly
to such
third
parties
as
is
contemplated
in
clause
23
(Costs
and
Expenses),
which
amounts
shall
be
immediately due and recoverable from the relevant Obligor on demand.
19.6.4
Where a Finance Document requires any
Party to reimburse or indemnify a
Finance Party for
any
costs
or
expenses,
that
Party
shall
reimburse
or
indemnify
(as
the
case
may
be)
such
Finance
Party
for
the
full
amount
of
such
cost
or
expense,
including
such
part
thereof
as
represents VAT,
save to
the extent
that such
Finance Party
reasonably determines
that it
is
entitled to credit or repayment in respect of such VAT from the relevant tax authority.
19.7
FATCA
Deduction
19.7.1
Each
Party
may
make
any
FATCA
Deduction
it
is
required
to
make
by
FATCA,
and
any
payment
required
in
connection
with
that
FATCA
Deduction,
and
no
Party
is
required
to
increase
any
payment
in
respect
of
which
it
makes
such
a
FATCA
Deduction
or
otherwise
compensate the recipient of the payment for that FATCA Deduction.
19.7.2
Each Party must, promptly on becoming aware that it must make a
FATCA
Deduction (or that
there is
any change
in the
rate or
the basis
of such
FATCA Deduction), notify the
Party to
whom
it is making the payment and, in
addition, must notify the Term/RCF
Borrower and the Facility
Agent, and the Facility Agent must promptly notify the other Finance
Parties.
20 CHANGES IN COSTS
20.1 Increased costs
20.1.1
Subject to clause
20.3 below
, the
Term/RCF
Borrower shall, within
three Business Days
of a
demand
by
the
Facility
Agent,
pay
for
the
account
of
a
Finance
Party
the
amount
of
any
Increased Costs incurred by that Finance Party or any of its Affiliates as a result of -
20.1.1.1
the introduction of or any change in (or in the
interpretation, administration or application
of) any law or regulation;
20.1.1.2
compliance with any law or regulation; or
20.1.1.3
compliance with any aspect
of the Consolidated
Basel Framework (including
any national
regulation which
implements the
Consolidated Basel
Framework) whether
implemented
before or after the Original Signature Date,

including,
without
limitation,
any
such
law
or
regulation
(including
the
Consolidated
Basel
Framework)
concerning
capital
adequacy
requirements,
liquid
asset
holding
requirements,
special deposit requirements, prudential limits, reserve assets or Tax.
20.1.2
In this Agreement -
20.1.3 Increased Costs
means -
20.1.3.1
a
reduction
in
the
rate
of
return
from
a
Senior
Facility
or
on
a
Finance
Party's
(or
its
Affiliate's) overall
capital (including, without
limitation, as a
result of
any reduction in
the
rate of return
on capital brought about
by more capital
being required to
be allocated by
such Finance Party);
20.1.3.2
an additional or increased cost; or
20.1.3.3
a reduction of any amount due and payable under any Finance Document, which is
incurred or
suffered by
a Finance
Party or
any of
its Affiliates
to the
extent that
it is
attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document;
20.1.4
Basel
IV
means
papers
prepared
by
the
Basel
Committee
on
Banking
Supervision
(i)
in
January
2016
entitled
"Minimum
Capital
Market
Requirements",
(ii)
in
March
2016
entitled
"Revisions to the
Standardised Approach for
credit risk", (iii)
in June
2016 entitled "Reducing
variation in credit risk-weighted assets
– constraints on the use of
internal model approaches",
and (iv) all
other publications considered part
of Basel IV,
and in each case,
as updated from
time to
time, or
any rules,
regulations, guidance,
interpretations or
directives promulgated
or
issued in connection therewith
by any bank regulatory
agency (whether or not
having the force
of law but which are generally complied with);
20.1.5 Consolidated Basel Framework
means -
20.1.5.1
the agreements on capital requirements, leverage ratio and liquidity standards contained in Basel III - A
global regulatory framework
for more resilient
banks and banking
systems,
Basel
III
-
International
framework
for
liquidity
risk
measurement,
standards
and
monitoring
and
Guidance
for
national
authorities
operating
the
countercyclical
capital
buffer published
by the
Basel Committee
on Banking
Supervision in
December 2010,
each
as amended, supplemented,
restated or reformed;
20.1.5.2
the
rules
for
global
systemically
important
banks
contained
in
Global
systemically
important
banks
-
assessment
methodology
and
the
additional
loss
absorbency
requirement -
Rules text
published by
the
Basel Committee
on Banking
Supervision in
November 2011,
as amended, supplemented or restated; and

20.1.5.3
any
revised
principles
or
standards
published
by
the
Basel
Committee
on
Banking
Supervision
relating
to
any
reforms
of
Basel
III
or
other
principles
and
standards
incorporated into the consolidated Basel
Framework by the Basel Committee on Banking
Supervision relating to
the regulation,
supervision, governance and
risk management of
the banking sector;
and
20.1.5.4
any other
guidance, standards
or directives
published by
the Basel
Committee on
Banking
Supervision relating to Basel III, the Basel III reforms or Basel IV;
20.2 Increased Cost claims
20.2.1
A Finance
Party intending
to make
a claim
pursuant to
clause
20.1 above
shall notify
the Facility
Agent, as soon as reasonably possible
after becoming aware of the
claim, of the event giving
rise to the
claim, following
which the Facility
Agent shall notify
the Term/RCF Borrower as soon
as reasonably practicable.
20.2.2
Each Finance Party shall, as
soon as practicable after
a demand by the Facility
Agent, provide
a certificate
confirming the
amount of
its Increased Costs
and setting out
a calculation
of the
amount
of
its
Increased
Cost
(without
having
to
provide
details
of
the
manner
in
which
any
variable
(including
any
figure
or
data)
used
in
the
calculation
of
its
Increased
Cost
was
determined).
20.3 Exceptions
20.3.1
Clause
20.1
(Increased costs) does not apply to the extent any Increased
Cost is -
20.3.1.1
attributable to a Tax
Deduction required by law to be made by an Obligor;
20.3.1.2
compensated for
by clause
19.3
(Tax
indemnity) (or
would have
been compensated for
under that
clause but
was not
so compensated
solely because
any of
the exclusions
in
that clause applied);
20.3.1.3
attributable to the wilful breach by
the relevant Finance Party or its
Affiliates of any law or
regulation; or
20.3.1.4
attributable to a FATCA Deduction required to be made by a Party.
20.3.2
In this clause
20.3
, a reference to
a
Tax
Deduction
has the same meaning
given to the term
in clause
19.1
(Definitions).
21 OTHER INDEMNITIES
21.1 Currency indemnity

21.1.1
If any sum
due from an
Obligor under the
Finance Documents
(a
Sum
), or any
order, judgment
or award given or made in relation to a Sum, has to be
converted from the currency (the
First
Currency ) in which that Sum is payable into another currency (the Second Currency ) for the purpose of -
21.1.1.1
making or filing a claim or proof against that Obligor; or
21.1.1.2
obtaining or
enforcing an
order, judgment or
award in
relation to
any litigation
or arbitration
proceedings,
21.1.2
that
Obligor
shall
as
an
independent
obligation,
within
three
Business
Days
of
demand,
indemnify each Finance
Party to whom
that Sum is
due against any
cost, loss or
liability arising
out
of
or
as
a
result
of
the
conversion
including
any
discrepancy
between
(A)
the
rate
of
exchange used to convert that Sum from the First Currency into the Second Currency and (B)
the rate or rates of exchange available to that person at the time of its receipt of that Sum.
21.1.3
Each
Obligor
waives
any
right
it
may
have
in
any
jurisdiction
to
pay
any
amount
under
the
Finance Documents in a
currency or currency unit
other than that in
which it is expressed
to be
payable.
21.2 Other indemnities
21.2.1
The
Obligors
shall,
within
three
Business
Days
of
demand,
indemnify
each
Finance
Party
against, and
shall pay
to each
Finance Party, any
properly evidenced
cost or
any loss
or liability
(other than
consequential damages or
opportunity costs) incurred
by that
Finance Party as
a
result of -
21.2.1.1
the occurrence of any Default;
21.2.1.2
any information produced or approved by Holdco or any member of the Covenant Group under or in connection with the Finance
Documents being misleading or deceptive
in any
respect;
21.2.1.3
any
enquiry,
investigation,
subpoena
(or
similar
order)
or
litigation
with
respect
to
any
Obligor
or
other
Security Provider,
or
with
respect
to
the
transactions
contemplated
or
financed under this Agreement;
21.2.1.4
a failure by an Obligor or
other Security Provider to pay
any amount due under a
Finance
Document on its due date;
21.2.1.5
funding,
or
making
arrangements
to
fund,
its
participation
in
a
Loan
requested
by
a
Borrower in a Utilisation Request
but not made by reason
of the operation of any
one or
more
of the
provisions of
this Agreement
(other than
by reason
of
gross negligence
or
wilful default of that Finance Party alone); or

21.2.1.6
a
Loan
(or
part
of
a
Loan)
not
being
prepaid
in
accordance
with
the
terms
of
this
Agreement.
21.2.2
Each Obligor’s
liability in
each case
includes any
loss or
expense on
account of
funds borrowed,
contracted
for
or
utilised
to
fund
any
amount
payable
under
any
Finance
Document
or
any
Loan.
21.3 Indemnity to the Facility Agent
21.3.1
Each Obligor hereby indemnifies the Facility Agent against, and shall pay to the Facility Agent within
three
Business
Days
of
demand,
any
cost,
loss
or
liability
(other
than
consequential
damages or opportunity costs) incurred by the Facility Agent as a result of -
21.3.1.1
investigating or taking any
other action in
connection with any event
which it reasonably
believes is a Default; or
21.3.1.2
acting or
relying on
any notice, request
or instruction which
it reasonably believes
to be
genuine, correct and appropriately authorised.
21.3.2
Each Obligor hereby indemnifies the Facility Agent against, and shall pay to the Facility Agent within three Business Days of demand, any cost, loss or liability incurred by the
Facility Agent
as a result of -
21.3.2.1
the taking, holding, protection
or enforcement of any
Transaction Security (or
giving any
instructions to the Debt Guarantor in this regard);
21.3.2.2
any default
by an
Obligor in
the performance
of any
of the
obligations expressed
to be
assumed by it under the Finance Documents; or
21.3.2.3
the
performance
of
its
functions
or
the
exercise
of
the
rights,
powers,
discretions
and
remedies vested in the Facility Agent, in its capacity as such, by the Finance Documents
or
by
law,
except
for
any
such
cost,
loss
or
liability
arising
as
a
result
of
the
gross
negligence or wilful default of the Facility Agent.
21.3.3
The Term/RCF
Borrower shall reimburse to the Facility Agent all such out-of-pocket expenses actually and reasonably
incurred and properly
evidenced within 5
Business Days of
the Facility
Agent presenting the Term/RCF Borrower with a tax invoice in respect thereof.
21.4 Indemnity to the Debt Guarantor
Each Obligor hereby indemnifies the Debt Guarantor against, and shall pay to the Facility Agent for the account of the
Debt Guarantor,
on demand, any cost,
loss or liability (other
than consequential
damages or opportunity costs) incurred by the Debt Guarantor as a result of -

21.4.1
acting or
relying on
any notice,
request or
instruction which
it reasonably
believes to
be genuine,
correct and appropriately authorised
(other than by reason
of gross negligence or
wilful default
of the Debt Guarantor);
21.4.2
the taking, holding or enforcement of any Transaction Security;
21.4.3
the performance of its functions or the exercise of the rights, in its capacity as such, under the
Finance Documents, except
for any
such cost, loss
or liability arising
as a
result of the
gross
negligence or wilful default of the Debt Guarantor;
21.4.4
any breach by an Obligor of its obligations under the Finance Documents.
22 MITIGATION BY THE LENDERS
22.1 Mitigation
22.1.1
Each
Finance
Party
shall,
in
consultation
with
the
Term/RCF
Borrower,
take
all
reasonable
steps
to
mitigate
any
circumstances
which
arise
and
which
would
result
in
any
amount
becoming
payable
under
or
pursuant
to,
or
cancelled
pursuant
to,
any
of
clause
12.1
(Mandatory prepayment
-
Illegality), clause
19
(Tax
Gross-up and
Indemnities) or
clause
20
(Changes in Costs).
22.1.2
Clause
22.1.1 above
does not in
any way limit
the obligations of
any Obligor under
the Finance
Documents.
22.2 Limitation of liability
22.2.1
The Term/RCF
Borrower hereby
indemnifies each
Finance Party
against, and
undertakes to
pay to
it on
demand, all
costs and
expenses reasonably
incurred by
that Finance
Party as
a
result of steps taken by it under clause
22.1 above.
22.2.2
A Finance Party
is not obliged to
take any steps under
clause
22.1 above
if, in the
opinion of
that Finance Party (acting reasonably) -
22.2.2.1
any law or regulation would not allow or permit it; or
22.2.2.2
to do so might be prejudicial to it.
23 COSTS AND EXPENSES
23.1 Transaction expenses
23.1.1
The Term/RCF
Borrower shall
promptly on
demand pay
the
Facility Agent
the amount
of all
costs
and
expenses
(including
legal
fees)
incurred
by
it
in
connection
with
the
negotiation,
preparation, printing and execution of -

23.1.1.1
this Agreement,
the other
Finance Documents
and any
other documents
referred to
in this
Agreement (including all costs of registering or perfecting Transaction Security); and
23.1.1.2
any Finance Documents executed after the Original Signature Date.
23.1.2
For the avoidance of doubt the Term/RCF Borrower will be liable for the costs contemplated in
clause
12.1.1
notwithstanding that
this
Agreement
or
any
other
Finance Documents
are
not
executed or if the Facilities are not advanced or are withdrawn.
23.2 Amendment costs
23.2.1
If an Obligor requests an amendment,
waiver or consent, the Term/RCF Borrower shall, within
three Business Days of
demand, reimburse each
Finance Party for the
amount of all costs
and
expenses (including
legal fees)
incurred by
that Finance
Party in
relation to any
such requested
amendment, waiver or consent.
23.2.2
If there is
any change
in law
or any
regulation which
requires an
amendment, waiver
or consent
under the
Finance Documents,
the Term/RCF
Borrower shall,
within three
Business Days
of
demand, reimburse
each Finance
Party for
the amount
of all
costs and
expenses (including
legal fees)
incurred by
that Finance
Party in
connection with
any such
required amendment,
waiver or consent.
23.3 Enforcement costs
The Term/RCF
Borrower shall, within
three Business Days
of demand, pay
to each
Finance Party
the amount
of all
costs and
expenses (including
legal fees
on the
scale as
between attorney
and
own client whether
incurred before or after
judgment) incurred by that
Finance Party in connection
with the enforcement of, or the preservation of any rights under, any Finance Document.
24 GUARANTEE AND INDEMNITY
24.1 Guarantee and indemnity
Each Guarantor irrevocably and
unconditionally jointly and severally,
as a principal obligor
and not
merely as a surety and on the basis of discrete obligations enforceable against it -
24.1.1
guarantees
to
each
Finance
Party
punctual
performance
by
each
other
Obligor
of
all
that
Obligor's obligations under the Finance Documents;
24.1.2
undertakes with each Finance Party that whenever
an Obligor does not pay any amount when
due under
or in
connection with any
Finance Document, that
Guarantor shall immediately
on
demand pay that amount as if it were the principal obligor; and

24.1.3
agrees
with
each
Finance
Party
that
if
any
obligation
guaranteed
by
it
is
or
becomes
unenforceable, invalid
or illegal,
it will,
as an
independent and
primary obligation,
indemnify that
Finance Party immediately on demand against
any cost, loss or liability it
incurs as a result of
an
Obligor
not
paying
any
amount
which
would,
but
for
such
unenforceability,
invalidity
or
illegality, have been payable
by it under
any Finance
Document on
the date
when it would
have
been due.
The amount
payable by
a Guarantor
under this
indemnity will
not exceed
the amount
it would have had to pay under
this clause
24
if the amount claimed had been recoverable on
the basis of a guarantee.
24.2 Continuing guarantee
This guarantee is
a continuing guarantee
and will extend
to the ultimate
balance of sums
payable by
any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.
24.3 Reinstatement
If any
payment by
an Obligor
or any
discharge, release
or arrangement
given by
a Finance
Party
(whether in
respect of
the obligations
of any
Obligor or
any security
for those
obligations or
otherwise)
is avoided
or reduced
for any
reason (including,
without limitation,
as a
result of
insolvency, business
rescue proceedings, liquidation, winding-up or otherwise) -
24.3.1
the liability of each Obligor shall
continue as if the payment, discharge, avoidance
or reduction
had not occurred; and
24.3.2
each Finance Party shall
be entitled to recover
the value or amount
of that security or payment
from each Obligor, as if the payment, discharge, avoidance or reduction had not occurred.
24.4 Waiver of defences
The
obligations
of
each Guarantor
under
this
clause
24
will
not
be
affected
by
an
act,
omission,
matter or
thing which,
but for
this clause,
would reduce,
release or
prejudice any of
its obligations
under this
clause
24
(without limitation
and whether
or not
known to
it or
any Finance
Party) including
-
24.4.1
any time, waiver or consent granted to, or composition with, any Obligor or other person;
24.4.2
the
release of
any other
Obligor or
any other
person under
the terms
of any
composition or
arrangement with any creditor of any member of the Covenant
Group;
24.4.3
the
taking,
variation,
compromise,
exchange,
renewal
or
release
of,
or
refusal
or
neglect
to
perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor
or
other
person
or
any
non-presentation
or
non-observance
of
any
formality
or
other
requirement in respect of any instrument or any failure to realise the full value of any security;

24.4.4
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
24.4.5
any
amendment,
novation,
supplement,
extension,
restatement
(however
fundamental
and
whether or not
more onerous)
or replacement
of any
Finance Document
or any
other document
or security
including without limitation
any change
in the
purpose of,
any extension
of or
any
increase in any facility or
the addition of any new
facility under any Finance Document
or other
document or security;
24.4.6
any
unenforceability,
illegality,
invalidity,
suspension or
cancellation
of
any
obligation
of
any
person
under
this
Agreement
or
any
other
Finance
Document
or
any
other
document
or
security;
24.4.7
any insolvency, liquidation, winding-up, business rescue or similar proceedings (including, but not limited to, receipt of any distribution made under or in connection with those proceedings);
24.4.8
this Agreement or any other Finance
Document not being executed by or binding
against any
other Guarantor or any other party; or
24.4.9
any other fact or circumstance
arising on which a
Guarantor might otherwise be
able to rely on
a defence based on prejudice, waiver or estoppel.
24.5 Guarantor intent
Without prejudice to
the generality of
clause
24.4
(Waiver of
defences), each Guarantor
expressly
confirms
that
it
intends
that
this
guarantee
shall
extend
from
time
to
time
to
any
(however
fundamental) variation,
increase, extension
or addition
of or to
any of
the Finance
Documents and/or
any facility or amount made
available under any of the Finance
Documents for the purposes of
or in
connection with
any of
the following
- business
acquisitions of
any nature;
increasing working
capital;
enabling investor distributions to be made; carrying out restructurings;
refinancing existing facilities;
refinancing any other
indebtedness; making
facilities available
to new borrowers;
any other variation
or
extension of
the
purposes for
which any
such facility
or amount
might be
made available
from
time to time; and any fees, costs and/or expenses associated with any of the foregoing.
24.6 Immediate recourse
Each Guarantor waives any right
it may have of first
requiring any Finance Party (or
any trustee or
agent on its behalf) to
proceed against or enforce any
other rights or security or
claim payment from
any person
before claiming
from that
Guarantor under
this clause
24
. This
waiver applies
irrespective
of any law or any provision of a Finance Document to the contrary.
24.7 Deferral of Guarantors' rights

24.7.1
Until all amounts which
may be or become
payable by the Obligors
under or in connection
with
the
Finance
Documents
have
been
irrevocably
paid
in
full
and
unless
the
Facility
Agent
otherwise
directs,
no
Guarantor
will
exercise
any
rights
which
it
may
have
by
reason
of
performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this clause
24
-
24.7.1.1
to be indemnified by an Obligor;
24.7.1.2
to
claim
any
contribution
from
any
other
guarantor
of
or
provider
of
security
for
any
Obligor's obligations under the Finance Documents;
24.7.1.3
to
take
the
benefit
(in
whole
or
in
part
and
whether
by
way
of
subrogation,
cession
of
action or otherwise) of any rights
of the Finance Parties under
the Finance Documents or
of any
other guarantee or
security taken pursuant
to, or
in connection with,
the Finance
Documents by any Finance Party;
24.7.1.4
to
bring
legal
or
other
proceedings
for
an
order
requiring
any
Obligor
to
make
any
payment,
or
perform
any
obligation,
in
respect
of
which
any
Guarantor
has
given
a
guarantee, undertaking or indemnity under clause
24.1
(Guarantee and indemnity);
24.7.1.5
to exercise any right of set-off against any Obligor; and/or
24.7.1.6
to claim,
rank, prove
or vote
as a
creditor or
shareholder of
any Obligor
in competition
with
any Finance Party.
24.7.2
If a
Guarantor receives
any benefit,
payment or
distribution in
relation to
such rights,
it shall
hold that benefit, payment
or distribution to the
extent necessary to enable all
amounts which
may be or become payable to the Finance Parties by the Obligors under or in connection with the
Finance
Documents
to
be
repaid
in
full
on
trust
for,
or
otherwise
for
the
benefit
of,
the
Finance
Parties
and
shall promptly
pay
or
transfer
the
same
to
the
Facility Agent
or
as
the
Facility Agent may direct for application in accordance with clause
36
(Payment Mechanics).
24.8 Release of Guarantors' right of contribution
If any Guarantor (a Retiring Guarantor ) ceases to be a Guarantor in accordance with the terms of this Agreement for the purpose of
any sale or other disposal of
that Retiring Guarantor then on the
date such Retiring Guarantor ceases to be a Guarantor -
24.8.1
that
Retiring
Guarantor
is
automatically
released
by
each
other
Guarantor
from
any
liability
(whether past,
present or
future and
whether actual
or contingent)
to make
a contribution
to
any
other
Guarantor
arising
by
reason
of
the
performance
by
any
other
Guarantor
of
its
obligations under the Finance Documents; and

24.8.2
each
other
Guarantor
waives
any
rights
it
may
have
by
reason
of
the
performance
of
its
obligations under the Finance
Documents to take the
benefit (in whole or
in part and
whether
by way
of subrogation,
cession of
action or
otherwise) of
any rights
of the
Finance Parties
under
any Finance
Document or
of any
other security taken
pursuant to,
or in
connection with,
any
Finance Document where such rights
or security are granted by
or in relation to
the assets of
the Retiring Guarantor.
24.9 Additional security
This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security
now or subsequently
held by any
Finance Party (which
a Finance Party
may release as
it sees fit,
without prejudice to its rights hereunder).
25 REPRESENTATIONS
Each Obligor makes
the representations and
warranties set out
in this clause
25
to each Finance
Party
on the Original Signature Date, the Signature Date
and the Amendment Date. A reference in this
clause
to "it" or "its"
includes, unless the
context otherwise requires,
each Obligor. Any reference to
a member of
the Covenant
Group in
this clause
25
shall be
deemed to
exclude a
reference to
any Excluded
Subsidiary,
save in relation
to clauses
25.1
,
25.2
,
25.4
,
25.12
,
25.17
,
25.18
and
25.29
. The Finance
Parties enter into
the Finance Documents to which
they are party on the
strength of and relying on
the representations and
warranties set
out in
this clause
25
, each
of which
is a
separate representation
and warranty, given
without
prejudice
to
any
other
representation
or
warranty
and
is
deemed
to
be
a
material
representation
or
warranty (as applicable) inducing the Finance Parties to enter into the Finance Documents.
25.1 Status
25.1.1
It is a
limited liability company or
corporation, duly incorporated and validly existing
under the
laws of its jurisdiction of incorporation or formation.
25.1.2
It
and each
of its
Subsidiaries (save
for CPS
and its
Subsidiaries)
has the
power to
own its
assets and carry on its business as it is being conducted.
25.2 Capacity, power and authority
25.2.1
It
has
the
legal
capacity
and
power
to
enter
into
and
perform,
and
has
taken
all
necessary
action to authorise the entry into and performance of, the
Finance Documents to which it is or
will be a party and the transactions contemplated by those
Finance Documents.
25.2.2
No limit on its powers will be exceeded as a result of the
borrowing, grant of security or giving
of guarantees or indemnities contemplated by the Finance
Documents to which it is a party.
25.3 Binding obligations

25.3.1
The obligations expressed
to be assumed by
it in each Finance
Document to which it
is a party
are
legal,
valid,
binding
and
enforceable
obligations
enforceable
against
such
Obligor
in
accordance with its respective terms.
25.3.2
Each Finance
Document to
which it
is a
party is
in the
proper form for
its enforcement
in the
jurisdiction of its incorporation or formation.
25.4 Non-conflict with other obligations
The
entry
into
and
performance
by
it
of,
and
the
transactions
contemplated
by,
the
Finance
Documents
to
which
it
is
a
party
and
the
establishment
of
Transaction
Security
pursuant
to
the
Security Documents to which it is a party, do not and will not conflict with -
25.4.1
any law or regulation applicable to it;
25.4.2
its or any of its Subsidiaries' constitutional documents; or
25.4.3
any agreement or instrument binding upon
it or any of its Subsidiaries
or any of its or any of its
Subsidiaries' assets or
constitute a default
or termination event
(however described) under
any
such agreement or instrument.
25.5 Authorisations
All authorisations required -
25.5.1
to enable
it lawfully to
enter into,
exercise its rights
and comply
with its obligations
under the
Finance Documents to which it is a party;
25.5.2
to make the Finance Documents to which
it is a party admissible in evidence
in its jurisdiction
of incorporation or formation;
and
25.5.3
for it and those of its Subsidiaries which are members of the Covenant Group to carry on their respective
businesses
in
the
ordinary
course
and
in
all
material
respects
as
they
are
being
conducted,
have been obtained or effected and are in full force and effect.
25.6 No default
25.6.1
No Event of Default and,
on the Original Signature
Date, the Closing Date,
the Signature Date,
the Amendment
Date, the
date of
each Utilisation
Request and
each Utilisation
Date, no
Default
is continuing or is
reasonably likely to
result from the making
of any Utilisation
or the entry into,
the performance of, or any
transaction contemplated by,
any Finance Document to which
it is
a party.

25.6.2
No other event or circumstance is
outstanding which constitutes (or with the expiry of
a grace
period,
the
giving
of
notice,
the
making
of
any
determination,
the
satisfaction
of
any
other
applicable
condition
or
any
combination
of
the
foregoing,
would
constitute)
a
default
or
termination event (however described) or an event resulting
in an obligation to create security,
under any other agreement or
instrument which is binding
on it or any of its
Subsidiaries which
are
members
of
the
Covenant
Group
or
to
which
its
(or
any
of
its
Subsidiaries'
which
are
members of the Covenant Group) assets
are subject, to an extent or
in a manner which has or
is reasonably likely to have a Material Adverse Effect.
25.7 Financial statements
Its audited financial statements most recently delivered to
the Facility Agent -
25.7.1
have been prepared in accordance with IFRS
in relation to the Covenant Group and
GAAP in
relation to Holdco,
consistently applied; and
25.7.2
give a true and fair
view of its financial condition
(consolidated, if applicable) as at the
date to
which they were drawn up,
except,
in
each
case,
as
disclosed
to
the
contrary
in
those
financial
statements
or
as
set
out
in
Annexure K (Disclosure Schedule).
25.8 Material adverse change
There has been no material adverse
change in the business or financial
condition of any Obligor, or
the business or consolidated financial condition
of the Covenant Group since the
date to which the
most
recent
audited
financial
statements
(including
management
accounts
and/or
SEC
Form)
delivered to the Facility Agent pursuant to clause
26.1
(Financial statements) were drawn up.
25.9 Assets
25.9.1
It and each of its Subsidiaries which are members of the Covenant Group owns or has leased or licenced to it, and has all
authorisations required under applicable law
or regulations to use,
the assets necessary to carry on its business as presently conducted.
25.9.2
It is
the sole
legal and
beneficial owner of
the shares
and other assets
which are the
subject
matter of the Security Documents to which it is a party.

25.10 Financial Indebtedness and Security
25.10.1
No
member
of
the
Covenant
Group
or
Holdco
has
any
Financial
Indebtedness
outstanding
other than Financial Indebtedness which constitutes Permitted Financial
Indebtedness.
25.10.2
No Security
exists over
the whole
or any
part of
the
assets of
any member
of the
Covenant
Group or Holdco,
other than Security which constitutes a Permitted Encumbrance.
25.10.3
Subject
to
filing
and
registration
required
by
law
(where
applicable)
with
the
appropriate
statutory
public
register,
each
Security
Document to
which
it
is
a
party
creates
the
security
interests which it purports to create, and the Transaction Security so established -
25.10.3.1
is valid and effective;
25.10.3.2
constitutes first priority Security
of the type
described, over the assets
referred to, in the
relevant Security
Document and those
assets are
not subject
to any
prior or
pari passu
Security in favour of any other person; and
25.10.3.3
is not
subject to
avoidance in
the event
of any
winding-up, dissolution
or administration
involving any Obligor.
25.11 Ranking
25.11.1
Its payment obligations under the Finance Documents rank at least pari passu
with the claims
of
all
its
other
unsecured
and
unsubordinated
creditors,
except
for
obligations
mandatorily
preferred by law applying to companies generally.
25.11.2
The
Transaction
Security
has
or,
upon
the
registration
thereof
with
any
applicable
statutory
public
registry
(if
required
under
applicable
law),
will
have
the
ranking
in
priority
which
it
is
expressed
to
have
in
the
Transaction
Security
Documents
in
respect
of
the
assets
of
the
Obligors which
are the
subject matter
thereof,
and those
assets are
not subject
to
any prior
ranking or pari passu
ranking Security.
25.12 Information
25.12.1
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the
date
of
each
Utilisation
Request and
each
Utilisation Date,
all
forecasts and
projections
contained in any information
supplied by or on behalf
of Holdco, any other
Obligor or any other
member of
the Covenant
Group to
the Facility
Agent or
any other
Finance Party
under or
in
connection
with
the
Finance
Documents
were
prepared
on
the
basis
of
recent
historical
information
and
assumptions
which
were
fair
and
reasonable
at
that
date
and
were
not
misleading in any respect.

25.12.2
All other information
supplied by or
on behalf of
Holdco, any
other Obligor
or any other
member
of the Covenant Group to the Facility Agent or any other Finance Party under or in connection with the
Finance Documents is
true, complete
and accurate
in all
material respects
as at
the
date it was given and is not misleading in any respect.
25.12.3
No information
has been
given or
withheld by
any Obligor
which, if
disclosed, might
result in
the information or projections referred to above being untrue or misleading in any respect.
25.13 Group Structure Chart
As at the Original Signature
Date, the Closing Date, the Signature
Date, the Amendment Date, the
date
of
each
Utilisation
Request
and
each
Utilisation
Date,
the
Group
Structure
Chart
is
true,
complete and accurate in all respects and shows the following information -
25.13.1
Holdco
and
each
member
of
the
Group,
including
current
name
and
company
registration
number,
its jurisdiction of
incorporation or
formation and/or its
jurisdiction of
establishment, a
list of direct and
indirect shareholders and indicating if
a company is a
Dormant Subsidiary or
is not a company with limited liability; and
25.13.2
all
minority
interests
in
any
member
of
the
Covenant
Group
and
any
person
in
which
any
member of
the Covenant
Group holds
shares in
its issued
share capital
or equivalent
ownership
interest of such person.
25.14 Ownership of securities
25.14.1
All securities in the issued
capital of each Guarantor
(other than Holdco) are owned,
directly or
indirectly, legally and beneficially, by the Term/RCF Borrower unless otherwise specified in the
Group Structure Chart.
25.14.2
Holdco
directly
owns,
legally
and
beneficially,
100%
of
the
issued
share
capital
of
the
Term/RCF
Borrower.
25.14.3
There
are
no
agreements
in
force
which
provide
for
the
issue
or
allotment
of,
or
grant
any
person the right to call for
the issue or allotment of, any
share, debenture or loan capital
of any
member of the Covenant Group (including any option or right of pre-emption or conversion).
25.14.4
No
person
has
a
right
to
obtain
an
order
for
the
rectification
of
the
securities
register
of
a
member of the Covenant Group.
25.14.5
The shares
of any
member of
the Covenant
Group which
are subject
to the
Transaction Security
are fully paid and not subject to any option to purchase or similar rights.

25.14.6
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date of each Utilisation Request and each Utilisation
Date, the constitutional documents of
companies whose shares
are subject to
the Transaction
Security do not
restrict or inhibit
any
transfer of
those shares
(whether pursuant
to a
right of
pre-emption in
favour of
any party
or
otherwise)
on creation
or
enforcement of
the
Transaction
Security (or
if
any such
restriction
exists,
all
applicable
consents,
waivers
or
resolutions
by
shareholders
and
directors
for
the
purposes of authorising such a transfer have been obtained and are in full force and effect).
25.15 Other documents
25.15.1
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date of each Utilisation Request and each Utilisation Date, the documents delivered to the
Facility Agent by or on behalf of any
Obligor under clause
9.1
(Initial conditions precedent) are
genuine (or, in the
case of
copy documents,
are true,
complete and
accurate copies
of originals
which are genuine), are
up-to-date and in full
force and effect (or if
a copy, the original is up-to-
date and in full force and effect) and have not been amended.
25.15.2
As
at
the
date
of
their
delivery,
the
documents
delivered
to
the
Facility
Agent
under
this
Agreement by or on
behalf of any Obligor
after the Closing
Date are genuine (or, in the case
of
copy documents, are
true, complete and
accurate copies of originals
which are genuine),
are
up-to-date and
in full
force and
effect (or,
if a
copy,
the original
is up-to-date
and in
full force
and effect) and have not been amended.
25.16 No proceedings pending or threatened
As at the Original Signature
Date, the Closing Date,
the Signature Date, the Amendment Date
and
the first Utilisation Date only-
25.16.1
except
as
disclosed
in
Annexure
K
(Disclosure
Schedule),
no
litigation,
arbitration,
expert
determination,
alternative
dispute
resolution
or
administrative
proceedings
of
or
before
any
court,
arbitral
body,
expert
or
agency
are
current,
pending
or,
to
the
best
of
its
knowledge,
threatened against any member of the Covenant Group or Holdco;
25.16.2
no dispute with any
regulatory authority which is the
subject of any administrative or statutory
proceedings of
or before
any court
or agency
is current,
pending or, to
the best
of its
knowledge,
threatened against any member of the Covenant Group or Holdco;
25.16.3
no labour disputes
are current or, to
the best of
its knowledge and
belief (having made
due and
careful enquiry), threatened
against any member
of the Covenant
Group or Holdco
which have
or might reasonably be expected to have a Material Adverse Effect.
25.17
No breach of laws

25.17.1
It has not
(and none of
its Subsidiaries has) breached
any law or
regulation which is material
to the conduct of its business.
25.17.2
Each member of the Covenant Group which
is required to comply with the National
Credit Act,
No 34 of 2005 complies in all respects with that legislation.
25.18 Environmental matters
25.18.1
Each member of the
Group is in compliance
with clause
28.20
(Environmental matters) and
no
circumstances
have
occurred
which
would
prevent
such
compliance,
in
a
manner
or
to
an
extent which has or might
reasonably be expected to (a)
have a Material Adverse
Effect, or (b)
result in a financial liability for any Finance Party.
25.18.2
All Environmental Permits required for it and its Subsidiaries which are members of the Group to carry on their
respective businesses in the ordinary
course have been obtained or
effected
and are in full force and effect.
25.18.3
No Environmental Claim has been commenced, is
outstanding or (to the best of its knowledge
and belief
(having made
due and
careful enquiry))
is threatened
against any
member of
the
Group
where
that
claim
has
or
might
reasonably
be
expected,
if
determined
against
that
member of the Group, to have a Material Adverse Effect.
25.18.4
There are
no Environmental Matters
which might
reasonably be
expected to
have a
material
negative impact on the financial or trading position of any member of the Group.
25.18.5
Holdco and each other member of the Group has produced and provided to the Facility Agent all materially relevant reports and information on Environmental
Matters.
25.18.6
Holdco
has
provided
to
the
Facility
Agent
all
materially
relevant
reports
and
information
on
Environmental Matters relating to members of the Group promptly upon receiving the same
25.19 Insurance
25.19.1
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date of each Utilisation Request and each Utilisation Date, there is no outstanding insured loss or liability incurred by it or any member of the Group.
25.19.2
There has
been no
non-disclosure, misrepresentation
or
breach of
any term
of any
material
Insurance taken out
by it or
any member of
the Group which
would entitle any
insurer of that
insurance
to
repudiate,
rescind
or
cancel
it
or
to
treat
it
as
avoided
in
whole
or
in
part,
or
otherwise decline any valid claim under it by or on behalf of it or any member of the Group.
25.20 Intellectual Property Rights

25.20.1
It and each of its Subsidiaries which are members of the Covenant
Group -
25.20.1.1
is the sole
legal and
beneficial owner
of, or has
licenced to
it on normal
commercial terms,
all the
Intellectual Property
Rights which are
material in
the conduct
of its
business and
which are
required by
it in
order to
carry on
its business
in all
material respects
as it
is
being conducted;
25.20.1.2
has taken all
formal or
procedural actions
(including payment
of fees)
required to
maintain
those Intellectual Property Rights; and
25.20.1.3
does not, in carrying on its business, infringe any Intellectual Property Rights of any third party in any respect which has a Material Adverse Effect.
25.20.2
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the
date
of
each
Utilisation
Request
and
each
Utilisation
Date,
none
of
those
Intellectual
Property Rights
is being
infringed, nor
(to the
best of
its knowledge)
is there
any threatened
infringement of any of those Intellectual Property Rights, in any respect.
25.21 Insolvency and Financial Distress
25.21.1
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date of each Utilisation Request and each Utilisation
Date, no -
25.21.1.1
corporate
action,
legal proceeding
or
other
procedure or
step
described in
clause
29.7
(Insolvency and business rescue proceedings); or
25.21.1.2
creditors' process described in clause
29.8
(Creditors' process),
has been
taken or threatened
in relation
to it
or any
other member of
the Group
and none
of
the circumstances described
in clause
29.6
(Insolvency) applies to
it or any
other member of
the Group.
25.21.2
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date of
each Utilisation Request
and each Utilisation
Date, neither it
nor any member
of the
Group is Financially Distressed (as defined in the Companies Act).
25.22 Taxes
25.22.1
It and
each of its
Subsidiaries which are
members of the
Group is
not overdue in
the filing of
any Tax
returns (save
as set
out in
Annexure K
(Disclosure Schedule))
or in
the payment
of
any Tax
(taking into
account any
extensions granted
by any
applicable Tax
authority for
the
filing of such returns) unless and only to the extent that -
25.22.1.1
such payment is being contested in good faith;

25.22.1.2
the amount
under dispute
is not
in excess
of 2%
of the
Consolidated EBITDA
in aggregate
(calculated
with
reference
to
Holdco's
most
recently
delivered
annual
financial
statements);
25.22.1.3
adequate reserves
are being
maintained for
those Taxes and the
costs required
to contest
them which have been disclosed in its latest financial statements;
and
25.22.1.4
such payment can be lawfully withheld.
25.22.2
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date
of each Utilisation
Request and each
Utilisation Date, no
claims or investigations
by
any Tax
authority are being or are reasonably likely to
be made or conducted against it which
are reasonably likely to result in a liability of
or claim against any member of the Group to pay
any amount
of, or
in respect
of, Tax
of more
than 2%
in aggregate
of Consolidated
EBITDA
(calculated with reference to Holdco's most recently delivered annual financial statements).
25.22.3
It is resident for Tax purposes only in its jurisdiction of incorporation or formation.
25.22.4
As at the Original
Signature Date, the Closing
Date, the Signature Date,
the Amendment Date,
the date
of each
Utilisation Request
and each
Utilisation Date
it is
not required
to make
any
deduction
for
or
on
account
of
Tax
from
any
payment
it
may
make
under
any
Finance
Document.
25.23 No filing or stamp taxes
Under
the
law
of
its
jurisdiction
of
incorporation or
formation
it
is
not
necessary that
the
Finance
Documents be filed, recorded or enrolled with any
court or other authority in that jurisdiction or
that
any stamp,
registration or
similar tax
(other than
any securities
transfer tax
payable on
any share
transaction or fees
payable at the
applicable public registry (if
required in respect of
the applicable
Security Document under applicable law)) be
paid on or in relation
to those Finance Documents or
the transactions contemplated by those Finance Documents.
25.24 Material Agreements
25.24.1
Each Material
Agreement to which
a member
of the
Covenant Group
is a
party validly
exists
and is
in full
force and
effect and
no event
or circumstance
is continuing
which constitutes
a
breach or
default under,
and which
entitles another
party to
call for
a termination
of, any
Material
Agreement
which
is
binding
on
the
Term/RCF
Borrower
or
any
members
of
the
Covenant
Group or to
which its (or
its Subsidiaries’ which
are members of
the Covenant Group)
assets
are subject.
25.24.2
No member
of the
Covenant Group
is in
breach of
any of
its material
obligations under
any
Material Agreement.

25.24.3
There is
no dispute
between the
parties to
any Material
Agreement to
which any
member of
the
Covenant Group
is a
party which
is reasonably
likely to
result in
the termination
of such
Material Agreement.
25.24.4
Save as permitted under the terms of
the Finance Documents or save as otherwise disclosed
to the Facility Agent,
there are no documents
or agreements in
existence which have
the effect
of varying,
amending or supplementing
any Material
Agreement to
which any
member of
the
Covenant Group is a party.
25.25 Governing law and enforcement
25.25.1
The choice of South African law
as the governing law of
those Finance Documents which are
expressed
to
be
governed
by
South
African
law
will
be
recognised
and
enforced
in
its
jurisdiction of incorporation or formation.
25.25.2
Its -
25.25.2.1
submission
under
this
Agreement
to
the
jurisdiction
of
the
High
Court
of
South
Africa
(Gauteng Local Division, Johannesburg) (or any successor to that division);
and
25.25.2.2
agreement not to claim any immunity to which it or its assets may be entitled, are legal, valid and binding under the laws of its jurisdiction of incorporation or formation.
25.25.3
Any judgment obtained
in South Africa
in relation to a
Finance Document
which is governed
by
the laws
of South
Africa will
be recognised
and enforced
in its
jurisdiction of
incorporation or
formation.
25.26 No adverse consequences
25.26.1
It is not necessary
under the laws
of the jurisdiction
of incorporation or
formation of that
Obligor
that any Finance Party should be licensed, qualified or otherwise entitled to carry on business in that jurisdiction -
25.26.1.1
in order to
enable any Finance
Party to enforce
its rights under
any Finance Document;
or
25.26.1.2
by
reason
of
any
Finance
Party
having
entered
into
any
Finance
Document
or
the
performance by it of its obligations under any Finance Document.
25.26.2
No Finance Party is or will be deemed to be resident, domiciled or carrying on business in the jurisdiction
of
incorporation
or
formation
of
an
Obligor
by
reason
only
of
the
entry
into,
performance and/or enforcement of any Finance Document.
25.27 No immunity

25.27.1
The entry
into by
it of
each Finance
Document to
which it
is a
party constitutes,
and the
exercise
by it
of its
rights and
performance of
its obligations
under each
Finance Document
will constitute
private and commercial acts performed for private and commercial purposes.
25.27.2
In
any proceedings
taken in
South Africa
or in
any other
jurisdiction, it
will not
be entitled
to
claim
for
itself
or
any
of
its
assets
immunity
from
suit,
execution,
attachment
or
other
legal
process in relation to this Agreement or any other Finance Document.
25.28 Authorised signatories
Any person specified as its authorised signatory under Part I of
Annexure D
(
Conditions precedent )
or clause
26.10.11
(
Information - miscellaneous
) is authorised
to sign Utilisation
Requests and other
communications under the Finance Documents on its behalf.
25.29 Anti-corruption laws and Sanctions
25.29.1
No member of the Group, Holdco
nor any entity in which any member of
the Group or Holdco
holds an investment-
25.29.1.1
is using
nor will
use the
proceeds of
any Senior
Facility for
the purpose
of financing
or
making funds
available directly
or indirectly
to
any person
or entity
which is
currently a
Sanctioned Entity or as part of a Sanctioned Transaction,
to the extent such financing or
provision of
funds would
currently be
prohibited by Sanctions
or would
otherwise cause
any person to be in breach of Sanctions;
25.29.1.2
is contributing nor will contribute or otherwise make available the proceeds of any Senior
Facility
to
any
other
person
or
entity
for
the
purpose
of
financing
the
activities
of
any
person or
entity which
is currently
listed on
a Sanctions
List, to
the extent
such contribution
or provision
of proceeds
would currently
be prohibited
by Sanctions
or would
otherwise
cause any person to be in breach of Sanctions; or
25.29.1.3
to the best of its knowledge and belief -
25.29.1.3.1
has been nor is targeted under any Sanctions; or
25.29.1.3.2
has violated or is violating any applicable Sanctions.
25.29.2
Each
member
of
the
Group
and
Holdco
has
conducted
its
businesses
in
compliance
with
applicable
anti-corruption
laws
and
has
instituted
and
maintained
policies
and
procedures
designed to promote and achieve compliance with such laws.
25.30 Guarantors

25.30.1
As at
the Closing
Date, the
date of
each Utilisation
Request and
each Utilisation
Date, each
Material Subsidiary, as at each relevant date, is or will be an Obligor.
25.30.2
As
at
the
Closing
Date,
the
date
of
each
Utilisation
Request
and
each
Utilisation
Date,
the
aggregate contribution of
the Guarantors who
are members of
the Covenant Group
(calculated
on an unconsolidated basis and excluding all intra- Covenant Group items and investments in
Subsidiaries of any
member of the
Covenant Group) represents
not less than
90% of the
gross
assets, Consolidated EBITDA
and total revenue
of the Covenant
Group, in each case,
on each
relevant date.
25.31 Dormant Subsidiaries
As at the
Closing Date, the date
of each Utilisation Request
and each Utilisation Date,
each of the
companies listed in Annexure J (Dormant Subsidiaries) is a Dormant
Subsidiary.
25.32 Times for making representations and warranties
25.32.1
Unless a representation
and warranty is
expressed to be
given at
a specific date
(in which case
it shall
not be
deemed to
be repeated
on another
date), each representation
and warranty
is
deemed to be repeated by -
25.32.1.1
each Obligor on the Closing Date, on the date of each Utilisation Request, on the date of
each Utilisation and on the first day of each Interest Period;
25.32.1.2
each Additional
Obligor, on the
day on
which it
becomes (or
it is
proposed that
it becomes)
an Obligor,
on the date
of each
Utilisation Request, on
each Utilisation Date
and on the
first day of each Interest Period.
25.32.2
When a
representation and
warranty is
repeated, it
is made
with reference
to the
circumstances
existing at the time of repetition.
26 INFORMATION UNDERTAKINGS
The undertakings
in this
clause
26
remain in
force from
the Original
Signature Date
for so
long as
any
amount is outstanding under the Finance Documents or any Commitment is in force.
26.1 Financial statements
The Term/RCF
Borrower shall supply to the Facility Agent -
26.1.1
as soon as the same become available, but in any event within 12 Months after the last day of
each financial year
of the Covenant
Group for their
financial years ending
on 30 June
2024 and
30 June 2025 -

26.1.1.1
the
Term/RCF
Borrower's
audited
consolidated
annual
financial
statements
for
that
financial year;
26.1.1.2
the audited financial statements (consolidated if
appropriate) of each other Obligor
(other
than Holdco) for that financial year; and
26.1.1.3
the Term/RCF
Borrower's
pro forma
annual income
statement, statement
of cash
flows
and
balance
sheet
for
that
year
that
excludes
the
financial
results
and
position
of
the
Excluded
Subsidiaries,
along
with
sufficient
explanatory
notes
to
understand
any
exclusions;
26.1.2
as soon as the
same become available, but in
any event within 6
Months after the last
day of
each financial year of the
Covenant Group for their financial years
ending on or after 30
June
2026 -
26.1.2.1
the
Term/RCF
Borrower's
audited
consolidated
annual
financial
statements
for
that
financial year;
26.1.2.2
the audited financial statements (consolidated if
appropriate) of each other Obligor
(other
than Holdco) for that financial year; and
26.1.2.3
the
Term/RCF
Borrower's
pro
forma
consolidated
annual
financial
statements
for
that
financial year
that excludes
the financial
results and position,
to the extent
included, of the
Excluded Subsidiaries over that period;
26.1.3
as soon as
the same become available,
but in any event
within 120 days after
the last day
of
each financial year of Holdco -
26.1.3.1
Holdco's audited consolidated annual financial statements for that financial year; and
26.1.3.2
Holdco's
pro forma
consolidated annual
financial statements
for that
financial year
that
excludes
the
financial
results
and
position,
to
the
extent
included,
of
the
Excluded
Subsidiaries and each other
Subsidiary of Holdco
which is not a
member of the Covenant
Group, over the period;
26.1.4
as soon as the
same become available, but in
any event within 50 days
after the end of
each
quarter
of
each
of
its
financial
years,
Holdco's
most
recent
SEC
Form,
together
with
an
aggregation of
the cashflow
statement, income
statement and
balance sheets
related to
that
SEC Form
and
such
other SEC
Forms
published prior
to
that
SEC Form
so
as to
enable a
measurement
of
the
12 month
period
ending
on
the
date
on
which
the
last
SEC
Form
was
published;
and
26.1.5
as soon
as the
same become
available, but
in any
event within
50 days
after the
last day
of
each quarter of each financial year of the Covenant Group the Term/RCF Borrower’s -

26.1.5.1
aggregated
management
accounts
for
that
quarter
(and
to
include
cumulative
consolidated management
accounts for
the financial
year of the
Covenant Group
to date);
26.1.5.2
pro forma aggregated management
accounts for that quarter
(and to include
cumulative
consolidated management
accounts for
the financial
year of the
Covenant Group
to date),
that
excludes the
financial results
and position,
to
the
extent included,
of
the
Excluded
Subsidiaries over that period.
26.2 Requirements as to financial statements
26.2.1
The
Term/RCF
Borrower shall
ensure that
each
set
of
financial
statements,
SEC
Form
and
management accounts delivered pursuant to clause
26.1 above
–
26.2.1.1
is
certified
by
a
director
of
the
relevant
company
as
fairly
representing
its
financial
condition as
at the
date as
to which
those financial
statements,
SEC Form
or management
accounts were drawn up;
26.2.1.2
comprises at
least a
balance sheet,
profit and
loss account
and cashflow
statement for
the
financial
period
then
ended,
and
(in
the
case
of
management
accounts)
for
the
financial year to date and the period of 12 months ending on the last day of the half year
financial period;
26.2.1.3
is
prepared
using
IFRS
or
GAAP
(as
applicable),
accounting
practices
and
financial
reference periods
consistent with
those applied
in the
preparation of
the Original
Financial
Statements
unless,
in
relation
to
any
set
of
financial
statements,
it
notifies
the
Facility
Agent that there
has been a change
in IFRS or
GAAP (as applicable), those
accounting
practices or those reference periods; and
26.2.1.4
contains, in narrative
form, commentary in reasonable
detail on the
financial results and
the financial position of the person to which those financial statements relate.
26.2.2
If
the
Term/RCF
Borrower
notifies
the
Facility
Agent
of
any
change
in
IFRS
or
GAAP
(as
applicable),
as
contemplated
by
clause
26.2.1.3
,
it
shall
procure
that
its
Auditors
(or,
if
appropriate, the Auditors of the
relevant member of the Covenant
Group) deliver to the Facility
Agent –
26.2.2.1
a description
of any
change necessary
for those
financial statements
to reflect
IFRS or
GAAP (as
applicable), the accounting
practices and the
reference periods as
applied in
the preparation of the Original Financial Statements; and

26.2.2.2
sufficient information, in form and
substance reasonably required
by the Facility Agent,
to
enable
the
Lenders
to
determine
whether
clause
27
(Financial
Covenants)
has
been
complied with and make
an accurate comparison
between the financial position
indicated
in those financial statements and the Original Financial Statements.
26.2.3
Any reference
in this
Agreement
to those
financial statements
shall be
construed as
a reference
to those financial statements as adjusted to reflect the basis upon which the Original
Financial
Statements were prepared.
26.3 Compliance Certificate
26.3.1
The Term/RCF
Borrower shall supply a Compliance Certificate to the Facility Agent with each
set
of
financial
statements,
SEC
Form
and
management
accounts
delivered
pursuant
to
clause
26.1.1
and clause
26.1.2
(Financial statements).
26.3.2
Each Compliance Certificate shall, amongst others –
26.3.2.1
be signed by chief
financial officer of
the Group and
at least one director
of the Term/RCF
Borrower;
26.3.2.2
confirm that the Covenant Group is in compliance with
the provisions of clause
27.1;
26.3.2.3
set
out
(in
reasonable
detail)
computations
and
calculations
as
to
compliance
with
clause
27
(Financial Covenants) as
at the applicable
Measurement Date for
the purposes
of determining compliance with clause
27
(Financial Covenants);
provided
that
the
Compliance
Certificate
delivered
together
with
the
financial
statements
pursuant to clause
26.1.1.1
or
26.1.2.1
, for the purposes of calculating
Consolidated EBITDA -
26.3.2.3.1
all references
to "Group"
shall be
replaced with
references to
"Covenant Group";
and
26.3.2.3.2
any and
all costs
of Holdco
not already
taken into
account in
calculating consolidated
operating
income
of
the
Term/RCF
Borrower
shall
be
deemed
to
be
costs
of
the
Term/RCF
Borrower;
26.3.2.4
include any adjustments
required to reverse
the effect of
IFRS16 with
regards to Relevant
Operating
Leases
for
purposes
of
determining
Consolidated
EBITDA
and
Total
Borrowings;
26.3.2.5
confirm compliance with
the requirements of
clause
28.29
(Guarantor coverage) as
at the
relevant Measurement Date; and

26.3.2.6
if requested in
writing by the
Facility Agent, be
accompanied by
a report from
the Auditors
in the agreed form certifying that the adjustments contemplated in clause
26.3.2.3
above
represent an accurate reflection of the revised EBITDA, gross assets and revenue of the
Covenant Group, with
such report by
the Auditors being,
in the absence
of manifest error,
conclusive and binding on all Parties.
26.3.3
The Facility
Agent may
not deliver
a notice
pursuant to clause
26.3.2.6
more than
four times
during
the
period
up
to
the
Final
Discharge
Date,
unless
a
Default
is
continuing
or,
in
the
reasonable
opinion
of
the
Facility
Agent,
is
likely
to
occur
as
a
result
of
obtaining
that
Compliance Certificate.
26.4 Board packs
If a Default
has occurred
and is continuing,
the Term/RCF Borrower shall
deliver to
the Facility
Agent
at the
same time
they are
distributed to
the relevant
board of
directors, copies
of all
board packs
submitted to the board of directors of an Obligor.
26.5 Insurance reports
The Term/RCF
Borrower shall
deliver to
the Facility
Agent annually,
on or
before 31
December in
any
year
(a
reporting
date),
the
following
information,
in
form
and
substance
satisfactory
to
the
Facility Agent -
26.5.1
a summary of each Insurance policy maintained by
or on behalf of a member
of the Group as
at the reporting date;
26.5.2
confirmation that all premiums due in respect of the Insurances of the Group for the full period of the then current financial year have been paid in full; and
26.5.3
a summary of all material changes (if any)
made to a contract or policy of
insurance since the
previous reporting date or confirmation that there were no such changes.
26.6 Financial year-end
Without
the
express
prior
consent
of
the
Facility
Agent,
an
Obligor
(other
than
Adumo
and
its
Subsidiaries) shall not change the
date of its financial
year end from 30 June
and shall ensure that -
26.6.1
the financial year end of each member of the Covenant Group falls on the same date; and
26.6.2
the financial year end of
Adumo and each of its
Subsidiaries is changed to
30 June as soon as
reasonably possible but in any event by no later 30 June 2025
.
26.7 Auditors

26.7.1
Holdco must
ensure that
one of
the firms
named in
or approved
pursuant to
the definition
of
Auditors
is retained
to audit
its and
the Term/RCF
Borrower's consolidated
annual financial
statements.
26.7.2
If the
Facility Agent
wishes to
discuss the
financial position
of any
member of
the
Covenant
Group
with
the
Auditors,
the
Facility
Agent
may
notify
the
Term/RCF
Borrower,
stating
the
questions or issues which the Facility Agent wishes to discuss with the Auditors. In this event, the Term/RCF
Borrower shall
ensure that
the Auditors
are authorised
(at the
expense of
the
Term/RCF
Borrower) -
26.7.2.1
to discuss the financial position of
each member of the Covenant Group
with the Facility
Agent on request in writing from the Facility Agent; and
26.7.2.2
to disclose to the Facility Agent for the Finance Parties any information which the Facility
Agent may reasonably request in writing.
26.7.3
The
Facility
Agent
may
not
give
notice
under
clause
26.7.2
above
more
than
once
in
any
financial
year
of
the
Term/RCF
Borrower,
unless
it
reasonably
believes
that
a
Default
is
continuing or may
have occurred or may
occur, and
notifies the Term/RCF
Borrower that it
is
exercising its rights under this clause
26.7.3.
26.8 Presentations
Once in every financial year of the Term/RCF
Borrower if requested in writing by the Facility Agent,
or within 7 days following a request in writing by the Facility Agent if a Default is continuing, at least the chief financial officer
of the Group
and a director of
the Term/RCF
Borrower must, if requested
to do so by
the Facility Agent in
writing, give a presentation (on
a date and at
a venue agreed with
the Facility Agent) to the Finance Parties as to -
26.8.1
the on-going business and financial performance of the Covenant
Group; and
26.8.2
any other matter which a Finance Party may reasonably request in writing.
26.9 Notification of default
26.9.1
Each Obligor shall notify the Facility Agent
of any Default (and the steps, if
any, being taken to
remedy it) promptly upon becoming aware of its
occurrence (unless that Obligor is aware that
a notification has already been provided by another Obligor).
26.9.2
As
soon
as
reasonably
practical
following
a
request
in
writing
by
the
Facility
Agent,
the
Term/RCF Borrower shall supply to the
Facility Agent a
certificate signed by
two of its directors
or senior
officers on
its behalf
certifying that
no Default
is continuing
(or if
a Default
is continuing,
specifying the Default and the steps, if any, being taken to remedy it).

26.10 Information - miscellaneous
The Term/RCF
Borrower shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests in writing) -
26.10.1
at the same time as they are
dispatched, copies of all documents dispatched by an Obligor to its shareholders -
26.10.1.1
as
required
pursuant
to
the
Companies Act
(or
applicable analogous
legislation in
that
Obligor's
jurisdiction
of
incorporation
or
formation)
or
that
Obligor's
constitutional
documents; or
26.10.1.2
which contain
information in
respect of any
Environmental Matters,
matters relating
to any
Material
Agreement
(including,
in
each
case,
the
actual
or
potential
withdrawal,
suspension,
cancellation,
revocation,
other
termination,
amendment
or
renewal
of
any
Material Agreement) and
matters which will,
or is reasonably
likely to, adversely
affect the
Senior
Facilities
and/or
any
of
the
Finance
Parties'
rights
under
and
in
terms
of
the
Finance Documents (or any of them);
26.10.2
copies
of
all
documents
dispatched
by
an
Obligor
to
its
creditors
generally
(or
any
class
of
them), in each case at the same time as they are dispatched;
26.10.3
promptly
upon
becoming
aware
of
them,
details
and
copies
of
any
changes
proposed
to
or
made to its constitutional documents or the constitutional documents of any Obligor, including
the filing of any Memorandum
of Incorporation under the
Companies Act, where such
changes
do, or are reasonably likely to, adversely affect the interest of the Finance
Parties;
26.10.4
promptly upon becoming aware of them, the details of any litigation, arbitration, administrative proceedings, liquidation applications, winding up
applications or business rescue
applications
which are current, threatened or pending against it, any other member of the Covenant Group
(other than any Excluded Subsidiary)
or Holdco, and, in the
case of any litigation,
arbitration or
administrative proceedings,
involve liability
in an
aggregate amount
which (together
with any
other liability
in respect
of litigation,
arbitration or
administrative proceedings)
is in
excess of
R10,000,000
in
aggregate
(or
its
equivalent
in
another
currency
or
currencies)
or
which,
if
adversely
determined,
would
or
might
reasonably
be
expected
to
have
a
Material
Adverse
Effect;
26.10.5
promptly upon the implementation
of any disposal or acquisition
of any shares by a
member of
the
Group,
a Group
Structure Chart,
in
a
substantially similar
format
to
the
Group
Structure
Chart attached as Annexure L (Group Structure Chart);
26.10.6
within
a
reasonable
time
of
receipt
of
written
request,
an
up
to
date
copy
of
the
securities
register of any Obligor or any other member of the Covenant Group;

26.10.7
within
a
reasonable
time
of
receipt
of
written
request,
such
further
information
regarding
compliance
by
Holdco or
any other
member
of
the
Group
with
Environmental Laws,
as
any
Finance
Party
(through
the
Facility
Agent)
may
reasonably
request
in
writing,
including
in
relation to financial provisioning by any member of the Group;
26.10.8
promptly
on
request,
such
further
information
regarding
the
actual
or
potential
withdrawal,
suspension, cancellation, revocation,
other termination,
amendment or renewal
of any Material
Agreement,
as
any
Finance
Party
(through
the
Facility
Agent)
may
reasonably
request
in
writing;
26.10.9
promptly
upon
receipt
of
information
regarding
CPS
and
its
Subsidiaries,
such
further
information
regarding
CPS
and
its
Subsidiaries
as
any
Finance
Party
(through
the
Facility
Agent) may reasonably request in writing;
26.10.10
promptly, such further information regarding
the financial condition,
business and operations
of
it, Holdco or any other
member of the Covenant
Group (other than an Excluded
Subsidiary), or
regarding any asset subject
to Transaction Security, as any Finance Party
(through the Facility
Agent) may reasonably request in writing; or
26.10.11
promptly, notice of
any change in authorised signatories in respect of the Finance Documents of it or any other Obligor signed
by a director or company secretary of it
or such other Obligor
(as the case may be) accompanied by specimen
signatures of any new authorised signatories
(and such additional information
or documentation as
the Facility Agent
may require in order
to
verify that any such signatory has been duly authorised).
26.11 Know your customer checks
26.11.1
If -
26.11.1.1
the introduction of or any change in (or in the
interpretation, administration or application
of) any law or regulation made after the Original Signature Date;
26.11.1.2
any change in the status of any member of the Group after the Original
Signature Date;
26.11.1.3
the on-going
compliance with
any know
your customer
or similar
identification procedures;
or
26.11.1.4
a proposed Transfer by a
Lender of any of
its rights and
obligations under this
Agreement
to a party that is not a Lender prior to such Transfer,

obliges
the
Facility
Agent
or
any
Lender
(or,
in
the
case
of
clause
26.11.1.4
above
,
any
prospective new
Lender) to
comply with
know your
customer or
similar identification
procedures
(whether in terms of
the Financial Intelligence Centre
Act, 2001 or otherwise)
in circumstances
where
the
necessary information
is
not
already available
to
it,
a member
of the
Group
shall
promptly upon the request in writing of the Facility Agent or any Lender supply, or procure the
supply of, such
documentation and other
evidence as is
reasonably requested by
the Facility
Agent (for itself or on behalf of any
Lender) or any Lender (for itself
or, in the case of the event
described in clause
26.11.1.4 above
, on behalf of any
prospective new Lender) in order
for the
Facility Agent,
such Lender or,
in the
case of
the event
described in clause
26.11.1.4
above
,
any prospective
new Lender
to
carry out
and be
satisfied it
has complied
with all
necessary
know your customer or other
similar checks under all
applicable laws and regulations
pursuant
to the transactions contemplated in the Finance Documents.
26.11.2
Each Lender shall as
soon as reasonably
practicable following request
in writing by the
Facility
Agent,
supply,
or
procure
the
supply
of,
such
documentation
and
other
evidence
as
is
reasonably requested by the Facility
Agent (for itself) in order
for the Facility Agent to carry
out
and be satisfied it has complied
with all necessary know your
customer or other similar checks
under
all
applicable
laws
and
regulations
pursuant
to
the
transactions
contemplated
in
the
Finance Documents.
26.11.3
Following the giving
of any notice
pursuant to clause
31.2
(Additional WCF
Borrower) or clause
31.3
(Additional Guarantors),
if the
accession of
such Additional
Obligors obliges
the Facility
Agent or any Lender to comply with know your customer or similar identification procedures in circumstances where
the
necessary information
is not
already available
to
it, the
Term/RCF
Borrower shall promptly upon the request in writing of the Facility Agent or any Lender supply,
or procure the
supply of, such documentation
and other evidence as
is reasonably requested
by the Facility Agent (for itself or on behalf of any
Lender) or any Lender (for itself or on behalf
of any
prospective new
Lender) in
order for
the Facility
Agent or
such Lender
or any
prospective
new Lender
to carry out
and be
satisfied it
has complied
with all
necessary know
your customer
or other similar checks under
all applicable laws and regulations pursuant
to the accession of
such Subsidiary to this Agreement as an Additional Obligor.
26.12
FATCA
Undertakings
26.12.1
Subject to clause
26.12.3
, each Party shall,
within 10 Business Days of
a reasonable request
in writing by another Party -
26.12.1.1
confirm in writing to that other Party whether it is -
26.12.1.1.1
a FATCA
Exempt Party; or
26.12.1.1.2
not a FATCA
Exempt Party; and

26.12.1.2
supply to that other Party such forms, documentation and other information relating to its status under
FATCA as that other
Party reasonably
requests for
the purposes
of that
other
Party’s compliance with FATCA;
and
26.12.1.3
supply to that other Party such forms, documentation and other information relating to its status
as
that
other
Party
reasonably
requests
for
the
purposes
of
that
other
Party's
compliance with any other law, regulation, or exchange of information regime.
26.12.2
If a
Party confirms
to another
Party pursuant
to clause
26.12.1.1
that it
is a
FATCA
Exempt
Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA
Exempt
Party, that Party shall promptly notify that other Party in writing.
26.12.3
Clause
26.12.1
shall not
oblige any
Finance Party to
do anything, and
clause
26.12.1.3
shall
not
oblige
any
other
Party
to
do
anything,
which
would
or
might
in
its
reasonable
opinion
constitute a breach of -
26.12.3.1
any law or regulation;
26.12.3.2
any fiduciary duty; or
26.12.3.3
any duty of confidentiality.
26.12.4
If
a
Party
fails
to
confirm
whether
or
not
it
is
a
FATCA
Exempt
Party
or
to
supply
forms,
documentation or
other information
requested in
accordance with
clause
26.12.1.1
or
26.12.1.2
(including, for the avoidance of doubt, where clause
26.12.3
applies), then such Party shall be
treated for the purposes of the Finance Documents
(and payments under them) as if it is not a
FATCA
Exempt
Party
until
such
time
as
the
Party
in
question
provides
the
requested
confirmation, forms, documentation or other information.
27 FINANCIAL COVENANTS
27.1 Undertakings in relation to financial condition
27.1.1
Net Debt to EBITDA Ratio
The Obligors shall
ensure that the
Net Debt to
EBITDA Ratio in
respect of any
Measurement
Period specified
in column
1 below
shall not
exceed the
ratio set
out in
column 2
below opposite
that Measurement Period -

Measurement Period
[Column 1]
Ratio
[Column 2]
Each Measurement Period ending on or before 31 December
2025
3.25
Each Measurement Period ending after 31 December 2025 but
on or before 31 December 2026
3.00
Each Measurement Period ending after 31 December 2026 but
on or before 31 December 2027
2.50
Each Measurement Period ending after 31 December 2027 2.00
27.1.2
Interest Cover Ratio
The Obligors shall ensure that the Interest Cover Ratio in respect of any Measurement Period specified in
column 1
below is
greater than
the ratio
set out
in column
2 below
opposite that
Measurement Period -
Measurement Period
[Column 1]
Ratio
[Column 2]
Each Measurement Period ending on or before 31 December
2025
1.75
Each Measurement Period ending after 31 December 2025 but
on or before 31 December 2026
2.00
Each Measurement Period ending after 31 December 2026
3.00
27.2 Basis of calculations
27.2.1
All the
terms defined
in clause
6.2
(Financial definitions)
are to
be determined
on a
consolidated
basis and
(except as
may be
expressly included
or excluded
in the
relevant definition,
or as
stated below) in accordance with IFRS.
27.2.2
The financial
undertakings in
clauses
27.1.1
and
27.1.2
(Undertakings in
relation to
financial
condition) (unless expressly otherwise
stated) shall apply on
each day during
the term of
this
Agreement.
27.2.3
Compliance
(or
otherwise)
with
the
financial
undertakings
in
clauses
27.1.1
,
and
27.1.2
(Undertakings in relation to financial condition) as at each Measurement Date shall be verified by reference
to (i)
the financial
statements,
SEC Form
and management accounts
of Holdco
and/or
the
Covenant
Group
delivered
under
clause
26.1
(Financial
statements)
as
at
that
Measurement
Date
and
(ii)
the
Compliance
Certificate
delivered
pursuant
to
clause
26.3
(Compliance Certificate) in relation to that Measurement Date.

27.2.4
No item shall be deducted or credited more than once in any
calculation.
27.2.5
Where
an
amount
in
any
financial
statements
delivered
pursuant
to
clause
26
(Information
Undertakings) is
not denominated
in Rand,
it shall
be converted
into Rand
at the
rates specified
in those financial statements.
27.3 Equity cure
In this clause -
27.3.1 Cure Amount
means the amount of cash proceeds received by the Term/RCF Borrower from a Shareholder Contribution to be applied in accordance with this clause;
and
27.3.2 Cure Period
, in relation
to a Measurement
Period, means the
period ending on the
earlier of
the
date on
which the
Term/RCF
Borrower is
required to
deliver a
Compliance Certificate
in
respect of that Measurement
Period and the date
on which a Compliance
Certificate is actually
delivered in respect of that Measurement Period.
27.3.3
If,
as
at
a
Measurement
Date,
the
Term/RCF
Borrower
calculates
that
any
requirement
of
clauses
27.1.1
or
27.1.2
(Undertakings
in
relation
to
financial
condition)
(each
a
Relevant
Financial Undertaking
) is not met, the Term/RCF
Borrower may treat (solely for the purpose
of measuring
compliance with the
Relevant Financial Undertaking
under this
clause, and
not
for any other purpose) a Cure Amount received and paid to the Facility Agent (for the account of the Senior Term
Facility Lenders and Senior RCF Lenders) in accordance with
clause
27.4
(Cure
Amounts
-
mandatory
prepayment)
within
the
applicable
Cure
Period,
by
way
of
a
notional adjustment, as follows -
27.3.3.1
in relation to the Net Debt to EBITDA Ratio,
as a reduction of Total Net Borrowings by an
equivalent amount at the relevant Measurement Date; and
27.3.3.2
in relation
to the
Interest Cover
Ratio, as
giving rise to
a reduction
in Total
Net Finance
Costs in
the amount
by which
Total
Net Finance
Costs would
have been
reduced if
the
Senior Term
Facility Loans and
Senior RCF Loans
had been
repaid (
pro rata
across all
Senior Term
Facilities and
the Senior
RCF) in
an amount
equal to
the Cure
Amount on
the date which falls 12 months before the applicable Measurement Date.

27.3.4
Only so
much of
a Cure
Amount as
is required
to ensure
compliance with
the Relevant
Financial
Undertakings
may
be
taken
into
account
by
way
of
the
notional
adjustments
referred
to
in
clause
27.3.3.1
and
27.3.3.2
above.
For
the
purposes
of
clause
27.3.3.2
above,
Total
Net
Finance Costs shall
be recalculated, taking
into account the
relevant reduction resulting
from
the
operation
of
clause
27.3.3.2
above,
for
each
financial
half
year
of
the
Covenant
Group
which
occurs
during
the
12
month-period
ending
on
the
applicable
Measurement
Date.
In
respect of
the relevant
subsequent Measurement
Dates where
the Measurement
Period ending
on
that
date
includes
a
part
of
that
12
month-period
(each
such
part
of
that
Measurement
Period, for the
purposes hereof, an
Overlapping Period
), the Total Net Finance Costs
amount
for the
full Measurement
Period shall
include those
amounts for
each Overlapping
Period taking
into account any notional reduction allocable to that Overlapping Period under this clause.
27.3.5
Following payment
of a
Cure Amount
to the
Facility Agent,
the Term/RCF
Borrower shall,
by
no
later
than
the
last
day
of
the
relevant
Cure
Period,
deliver
to
the
Facility
Agent
the
Compliance Certificate which the Term/RCF
Borrower is required to deliver in terms of clause
26.3
,
provided
that
such
Compliance
Certificate
shall
include
the
breach
of
the
Relevant
Financial Covenant,
the application of the Cure Amount within the Cure Period
and reflect the
results of -
27.3.5.1
the
calculations of
all Relevant
Financial Undertakings
before the
payment of
the
Cure
Amount in accordance
with clause
27.4
(Cure Amounts -
mandatory prepayment) and
the
application of clauses
27.3.3
and
27.3.4
; and
27.3.5.2
the recalculations of
all Relevant Financial following
the payment of
the Cure Amount
in
accordance with
clause
27.4
(Cure Amounts
- mandatory
prepayment) and
the application
of clauses
27.3.3
and
27.3.4.
27.3.6
If, following payment
to the Facility
Agent of a
Cure Amount
and a recalculation
of the Relevant
Financial
Undertakings,
as
contemplated
under
clause
27.3.5.2
,
the
Relevant
Financial
Undertakings
are met,
the
requirements of
clause
27.1
(Undertakings in
relation to
financial
condition) will be deemed to have been
satisfied, retrospectively on the relevant
Measurement
Date, and any Default which arose under clause
29.2
(Financial Covenants) as a result of the
original failure to comply shall be deemed to have been remedied.
27.3.7
The
rights
of
the
Term/RCF
Borrower
under
this
clause
27.3
are
subject
to
the
following
restrictions -
27.3.7.1
a
Cure
Amount
may
not
be
raised
and
taken
into
account
under
this
clause
for
two
consecutive Measurement Periods; and
27.3.7.2
no
more
than
three
Cure
Amounts
in
total
may
be
taken
into
account before
the
Final
Discharge Date for the purposes of this clause.

27.4 Cure Amounts - mandatory prepayment
27.4.1
The Term/RCF
Borrower shall apply all
the proceeds of
any Cure Amount received
by it in
or
towards
payment,
repayment
or
prepayment
of
the
Loans
and
other
Senior
Facility
Outstandings under the
Senior Term Facilities and the Senior
RCF, promptly upon receipt and,
in any event, no later than the last day of the relevant Cure Period.
27.4.2
All amounts paid,
repaid or prepaid under
this clause shall
be applied in
the order of priority
set
out in (and otherwise as required under) clause
12.9
(Application of partial prepayments).
28 GENERAL UNDERTAKINGS
Each
Obligor
is
bound
by
the
undertakings
set
out
in
this
clause
28
relating
to
it
or
the
Group
or
the
Covenant Group (as
applicable), provided
that any undertaking
in relation to
the Covenant Group
shall be
construed to exclude
the Excluded Subsidiaries,
save in relation
to the undertakings contained
in clauses
28.1
,
28.2
,
28.20
and
28.26
. The
undertakings in
this clause
28
remain in
force from
the Original
Signature
Date for
so long
as any
amount is
outstanding under the
Finance Documents or
any Commitment
is in
force.
28.1 Authorisations
Each Obligor
shall (and the
Obligors shall ensure
that each other
member of the
Covenant Group
will) promptly -
28.1.1
obtain, comply with and do all that is necessary to maintain in full force and effect; and
28.1.2
supply copies to the Facility Agent of,
any authorisation required to enable it to -
28.1.3
perform its
obligations under the
Finance Documents to
which it
is a
party and
to ensure
the
legality,
validity,
enforceability or admissibility in
evidence in its
jurisdiction of incorporation
or
formation of any such Finance Document; and
28.1.4
carry on its
business in
the ordinary
course and
in all
material respects
as it
is being
conducted.
28.2 Compliance with laws
Each Obligor shall
(and the Obligors
shall ensure that
each other member
of the Group)
comply with
all laws, permits and licenses which are material to the conduct of its business (including in relation to the making of loans available to individuals).
28.3 Pari passu ranking
Each Obligor must ensure that -

28.3.1
its payment obligations under the Finance
Documents at all times rank at least
pari passu with
all its present
and future
unsecured unsubordinated
payment obligations,
except for
obligations
mandatorily preferred by
law applying to companies
generally in its jurisdiction
of incorporation
or formation or any other jurisdiction where it carries on business;
and
28.3.2
the Security conferred by each
Security Document to which it
is a party constitutes the ranking
in priority which it is expressed to have in the Transaction Security Documents and
Security of
the type
described, over
the assets
referred to,
in that
Security Document
and that
those assets
are not subject to any prior or pari passu
Security in favour of any other person.
28.4 Negative pledge
28.4.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) create or permit to subsist any Security over any of its assets.
28.4.2
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) -
28.4.2.1
sell, transfer or otherwise dispose of any of its assets
on terms whereby they are or may
be leased to or re-acquired by an Obligor or any other member of the Covenant Group;
28.4.2.2
sell, transfer or otherwise dispose of any of its receivables on recourse terms;
28.4.2.3
enter into or permit to subsist any title retention arrangement;
28.4.2.4
enter
into or
permit to
subsist any
arrangement under
which money
or the
benefit of
a
bank
or
other
account
may
be
applied,
set-off
or
made
subject
to
a
combination
of
accounts; or
28.4.2.5
enter into or permit to subsist any other preferential arrangement having a similar effect,
in circumstances
where the arrangement
or transaction is
entered into
primarily as a
method
of raising Financial Indebtedness or of financing the acquisition of an asset.
28.4.3
Clauses
28.4.1
and
28.4.2
above
do
not
apply
to
the
following
Security
(each
a
Permitted
Encumbrance ) -
28.4.3.1
any Existing Security, but
only until the
Existing Security
Discharge Date in
respect of that
Existing Security;
28.4.3.2
the
Cash
Connect
Group
Cession
and
Pledge,
provided
that
no
additional
Security
is
given after the Original Signature Date;
28.4.3.3
any Security given or purported to be given as Transaction Security;

28.4.3.4
any lien
arising by
operation of
law and
in the
ordinary course
of trading,
and not
as a
result of any default or omission by any member of the Covenant
Group;
28.4.3.5
any netting
or set-off
arrangement entered
into by
any member
of the
Covenant Group
(other
than
the
Term/RCF
Borrower)
pursuant
to
a
Permitted
Cash
Management
Agreement in the ordinary course
of its banking arrangements for the
purpose of netting
debit and
credit balances
and the
cession in
security of
the loans
created pursuant
to such
Permitted Cash Management Agreement, but only so long as (i) such arrangement does not permit credit balances of Obligors
to be netted with debit balances of members
of the
Group which
are not
Obligors, and
(ii) such
arrangement does
not give
rise to
any Security
(other than such netting and set-off arrangements and the aforementioned cession) over the assets of any member of the Covenant Group;
28.4.3.6
any netting of
payments under a
Permitted Treasury
Transaction (including netting
on a
close-out of a Permitted Treasury Transaction);
28.4.3.7
the cession of
a bank account
in favour
of Nedbank Limited
in relation to
the guarantee
facility referred to in clause
28.5.1.5;
28.4.3.8
a cession
and pledge
by a
member of
the Covenant
Group of
its shares
in and
claims
against an Excluded Subsidiary in
relation to any Financial
Indebtedness incurred by that
Excluded Subsidiary;
28.4.3.9
any Security arising under -
28.4.3.9.1
an
instalment
sale
or
a
finance
or
capital
lease
of
vehicles,
plant,
equipment
or
computers; or
28.4.3.9.2
any retention of
title, hire purchase
or conditional
sale arrangement
or arrangements
having a
similar effect
in respect
of goods
supplied to
a member
of the
Covenant
Group in
the ordinary
course of
trading and
on the
supplier's standard
or usual
terms,
and not
as a
result of
any default
or omission
by any
member of
the Covenant
Group,
which, in each case, qualifies as Permitted Financial Indebtedness;
28.4.3.10
any Security arising as a result of a Permitted Disposal;
28.4.3.11
any cash Security in the maximum amount
of ZAR5,000,000 granted to Nedbank
Limited
in respect of the Permitted Financial Indebtedness envisaged in clause
28.5.1.5;
or
28.4.3.12
any Security expressly permitted in writing by the Facility Agent.
28.5 Financial Indebtedness

28.5.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) incur or allow to remain outstanding any Financial Indebtedness. This restriction does not apply to
the following
items of
Financial Indebtedness
(in each
case, a
Permitted Financial
Indebtedness ) -
28.5.1.1
any
Existing
Group
Indebtedness,
provided
all
such
Existing
Group
Indebtedness
is
discharged in full on the first Utilisation Date;
28.5.1.2
any
Financial
Indebtedness
incurred
under
the
Finance
Documents
(excluding
a
WCF
Document);
28.5.1.3
the
Cash
Connect
Management
Finance
Documents,
provided
that
all
such
Financial
Indebtedness is discharged in full on the first Utilisation Date;
28.5.1.4
the Financial
Indebtedness owing
by the
Term/RCF
Borrower to
the sellers
pursuant to
the
Recharger
Acquisition
Agreement,
provided
that
the
Recharger
Acquisition
Agreement is not amended without
the prior written consent
of the Facility Agent and
as
further set out in clause
28.10.5;
28.5.1.5
the
Financial
Indebtedness
incurred
by
the
Term/RCF
Borrower,
Lesaka
Alternative
Digital
Products
Proprietary
Limited
(previously
named
"EasyPay
Proprietary
Limited")
and
Prism
Payment
Technologies
Proprietary
in
favour
of
Nedbank
in
an
amount
not
exceeding ZAR5,000,000 in aggregate at any time;
28.5.1.6
the Financial
Indebtedness incurred
by GAAP
Point-Of-Sale Proprietary
Limited in
relation
to -
28.5.1.6.1
a facility agreement concluded with FirstRand Bank Limited, acting through its
First
National
Bank
division
and
dated
23
May
2022,
in
respect
of
direct,
credit
card,
settlement
and
asset
finance
facilities,
provided
that
such
Financial Indebtedness
does not exceed ZAR16,500,000;
28.5.1.6.2
a facility
agreement with
The Standard
Bank of
South Africa
Limited and
dated 30
January 2025
in respect
of fleet
cards, provided
that such
Financial Indebtedness
does not exceed ZAR1,200,000;
28.5.1.7
the Financial Indebtedness incurred by Lesaka Payments Proprietary
Limited (previously
named "Adumo Payments Proprietary Limited") in relation to -
28.5.1.7.1
a
facility
agreement
with
Nedbank
Limited
dated
13
July
2020
in
respect
of
fleet
cards, provided that such Financial Indebtedness does not exceed
ZAR150,000;

28.5.1.7.2
a facility
agreement with
Nedbank Limited
dated 7
December 2018
in respect
of a
credit
card
facility,
provided
that
such
Financial
Indebtedness
does
not
exceed
ZAR1,800,010;
28.5.1.7.3
an overdraft
facility with
Capitec Bank
Limited dated
17 October
2022, provided
such
Financial Indebtedness does not exceed ZAR2,000,000;
28.5.1.7.4
a debit order
facility with Capitec Bank
Limited dated 28 December
2023, provided
that such Financial Indebtedness does not exceed ZAR30,000,000;
28.5.1.8
the
Financial
Indebtedness
incurred
by
Adumo
in
relation
to
a
facility
agreement
with
Nedbank
Limited
dated
12
April
2021
in
respect
of
credit
cards,
provided
that
such
Financial Indebtedness does not exceed ZAR100,000;
28.5.1.9
the
Financial
Indebtedness
incurred
by
Lesaka
Merchant
Technologies
Proprietary
Limited (previously named "Adumo Technologies Proprietary Limited") in relation to:
28.5.1.9.1
a facility
agreement with
Nedbank Limited
dated 13
February 2015
in respect
of a
credit
card
facility,
provided
that
such
Financial
Indebtedness
does
not
exceed
ZAR200,000;
and
28.5.1.9.2
a debit order
facility with Nedbank
Limited dated 20
August 2024, provided
that such
Financial Indebtedness does not exceed ZAR5,000,000;
28.5.1.10
the
Financial
Indebtedness
incurred
by
Adumo
Management
Company
Proprietary
Limited in favour of Nedbank in an amount not exceeding ZAR1,500,000 in aggregate at any time;
28.5.1.11
the Financial Indebtedness incurred by Adumo Payouts
Proprietary Limited in relation to
a facility agreement
with Nedbank
Limited dated
13 August
2019, in
respect of
fleet cards,
provided that such Financial Indebtedness does not exceed ZAR50,000;
28.5.1.12
the
indemnity
provided
by
the
Term/RCF
Borrower
in
favour
of
Investec
Bank
Limited
( Investec
) on
or about
30 September
2024, pursuant
to which
the Term/RCF
Borrower
indemnified Investec against
any Tax claims relating to the
preference shares which
were
issued to Investec by Adumo;
28.5.1.13
any Financial Indebtedness incurred under a WCF Document,
provided that –
28.5.1.13.1
the WCF Lender
is or becomes
party to this
Agreement, the Intercreditor
Agreement
and
any
Subordination
Agreement
before
or
on
the
date
on
which
that
WCF
Document is entered into;

28.5.1.13.2
the aggregate
WCF Commitments
in relation
to the
Covenant Group
may not
exceed
the amounts set out in the definition of "WCF Commitments";
without the express prior consent of the Facility Agent;
28.5.1.14
any Financial Indebtedness incurred under the WesBank Agreement;
28.5.1.15
any Financial Indebtedness arising under
a Permitted Loan, a
Permitted Guarantee or a
Permitted Treasury Transaction;
28.5.1.16
any
Financial
Indebtedness
permitted
under
clause
28.5.1.3
in
respect
of
trade
credit
extended to a member of the Covenant Group by a supplier, which -
28.5.1.16.1
is entered into in in the ordinary course
of its day-to-day business of that
member of
the Covenant Group; and
28.5.1.16.2
which does not have a term in excess of 120 days; and
28.5.1.17
any Financial Indebtedness expressly permitted in writing by the
Facility Agent; or
28.5.1.18
any
Financial Indebtedness
of
any member
or members
of the
Covenant Group
(other
than
the
Term/RCF
Borrower) or
Holdco not
otherwise permitted
by this
clause above,
which together
with the
indebtedness incurred
pursuant to
clauses
28.13.10
and
28.12.5.2
does
not
at
any
time
exceed
ZAR50,000,000
(or
its
equivalent
in
another
currency
or
currencies),
which member
of
the
Covenant Group
or
Holdco may
only
incur Financial
Indebtedness under this clause
28.5.1.18
if -
28.5.1.18.1
no Default is then continuing nor would result from such incurrence;
and
28.5.1.18.2
the Term/RCF Borrower is in compliance with each of the financial undertakings set out in clause
27.1
(
Undertakings in relation to financial
condition
) immediately prior
to and (taking
into account the
amount of the proposed
Financial Indebtedness if it
were to be incurred) immediately following such incurrence.
28.5.2
Holdco shall ensure
that no member
of the Covenant
Group incurs any
Financial Indebtedness
in respect
of any
loans advanced
by any
direct shareholder
in Holdco
unless such
loans are
funded through Shareholder Contributions,
and after being received by Holdco are paid to the
Term/RCF
Borrower firstly,
and thereafter by
the Term/RCF
Borrower to such
member of the
Covenant Group by a payment or sequence
of payments through the Group's capital
structure
and otherwise, if relevant, comply with clause
28.12.8
(Loans out).
28.6 Disposals

No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will),
enter
into
a
single
transaction
or
a
series
of
transactions
(whether
related
or
not)
and
whether
voluntary
or
involuntary to
sell,
lease,
transfer
or
otherwise
dispose
of
any
asset.
This
restriction
does not apply to the following disposals
which are (except for clause
28.6.2
) on arm's length terms
(each a Permitted Disposal ) –
28.6.1
a
disposal
of
trading
stock
for
cash
or
for
trade
credit
that
is
a
Permitted
Loan
pursuant
to
clause
28.12.1
(Loans out), in each case, in the ordinary course of trading;
28.6.2
a disposal of any asset
by a member of
the Covenant Group (the
disposing entity ) to another
member
of the
Covenant Group
(other than
an Excluded
Subsidiary)
(the
acquiring
entity
)
incorporated in the same jurisdiction, but only if -
28.6.2.1
where the
disposing entity
is an
Obligor, the acquiring
entity must
also be
an Obligor
(other
than Holdco);
28.6.2.2
if the relevant
asset is subject
to Transaction
Security,
the acquiring entity
must provide
equivalent
Security
for
the
benefit
of
the
Finance
Parties
(in
form
and
substance
satisfactory to the Facility Agent)
and the following shall be
delivered to the Facility Agent
in respect thereof to the Facility Agent’s satisfaction -
28.6.2.2.1
legal opinions as to
the capacity and authority of
the relevant Obligor to grant
such
Transaction Security and the enforceability of such Transaction Security; and
28.6.2.2.2
copies of all resolutions required to be
passed in respect of the authorisation of
the
granting of such Transaction Security; and
28.6.2.3
where the disposing entity
is a Guarantor,
the acquiring entity must
also be a Guarantor
in the Covenant Group guaranteeing an amount at all
times no less than that guaranteed
by the disposing entity;
28.6.3
a disposal of obsolete or redundant vehicles, plant and equipment for cash;
28.6.4
a disposal
of assets
(not being
a business
and not
being shares,
securities, interests
in real
property or
rights under any
Finance Document) in
exchange for
other assets comparable
or
superior as to
type, value and quality
and for a
similar purpose (but, if
the assets disposed of
were subject to Transaction Security,
only if Transaction Security is established for the benefit
of the
Finance Parties
(in form
and substance
satisfactory to
the Facility
Agent) over
any assets
so acquired) and the following shall be delivered to
the Facility Agent in respect thereof to the
Facility Agent’s satisfaction -
28.6.4.1
legal
opinions
as
to
the
capacity
and
authority
of
the
relevant
Obligor
to
grant
such
Transaction Security and the enforceability of such Transaction Security; and

28.6.4.2
copies
of
all
resolutions
required
to
be
passed
in
respect
of
the
authorisation
of
the
granting of such Transaction Security;
28.6.5
a disposal of Cash Equivalents -
28.6.5.1
for Cash; or
28.6.5.2
in exchange for other Cash Equivalents,
but,
if
the
Cash
Equivalents
disposed
of
were
subject
to
Transaction
Security,
only
if
Transaction Security
is established
for the
benefit of
the Finance
Parties (in
form and
substance
satisfactory to the Facility Agent) over any Cash Equivalents so acquired;
28.6.6
a disposal arising as a result of a Permitted Encumbrance;
28.6.7
any other disposal expressly permitted in writing by the Facility Agent;
28.6.8
a disposal by the Term/RCF
Borrower of any treasury shares which it holds in Holdco in order to
pay
the
purchase
consideration
(or
a
part
thereof)
in
relation
to
a
Permitted
Acquisition
envisaged in clause
28.10.6
or
28.10.7
;
28.6.9
the disposal by
Holdco to a member
of the Covenant Group
of Holdco's shares and
claims in
Kwande, provided that
the Term/RCF Borrower has provided the Facility
Agent with at
least 30
Business Days
prior written
notice thereof
and the
Facility Agent
has notified
the Term/RCF
Borrower that the
Finance Parties are
satisfied with the
terms and
conditions of that
disposal
prior to the implementation thereof;
28.6.10
any disposal of Mobikwik provided that -
28.6.10.1
the consideration for such disposal consists only of cash;
28.6.10.2
no Default is then continuing or would result from such disposal;
and
28.6.10.3
the provisions
of clause
12.4
(Mandatory prepayment -
material disposal and
insurance
proceeds) are complied with;
28.6.11
any other disposal not referred to in
this clause
28.6
above which is for cash, made on
arm's-
length terms and for full market value and on the condition
that -
28.6.11.1
no Default is then continuing nor would result from such disposal;

28.6.11.2
the
aggregate
book
value
(determined
with
reference
to
the
most
recent
financial
statements,
SEC Form
or management
accounts delivered
to the Facility
Agent) of
assets
Disposed for
the period
commencing on
the Original
Signature Date
and ending
on the
Discharge
Date
does
not
exceed
R60,000,000
(sixty
million
Rand)
(excluding
the
proceeds received on account of the Disposal of Mobikwik; and
28.6.11.3
the Term/RCF
Borrower is in
compliance with each
of the financial
undertakings set out
in
clause
27.1
(Undertakings in
relation
to
financial condition)
immediately
prior
to
and
(taking into
account the
amount of
the
proposed disposal
if it
were to
be implemented)
immediately following such disposal.
28.7 Change of business
The Obligors shall procure that
no substantial change is made
to the general nature of the
business
of any member of
the Covenant Group
or the Covenant
Group as a
whole from that
carried on at
the
Original Signature Date.
28.8 Merger
No Obligor
shall (and the
Obligors shall ensure
that no
other member of
the Covenant Group
will)
enter
into
any
amalgamation,
demerger,
merger,
unbundling
or
corporate
reconstruction.
This
restriction does not apply to -
28.8.1
any transaction
or combination
of transactions
which is
required to
be implemented
or expressly
permitted by the terms of this Agreement; or
28.8.2
any other amalgamation, demerger, merger,
unbundling or corporate reconstruction permitted
in writing by the Facility Agent.
28.9 Assets
Each Obligor
shall (and
the Obligors
shall ensure
that each
member of
the Covenant
Group will)
maintain
in
good
working
order
and
condition
(ordinary
wear
and
tear
excepted)
all
of
its
assets
necessary in the conduct of its business.
28.10 Acquisitions
No
Obligor
(other than
Holdco)
shall (and
the Obligors
shall ensure
that
no
other member
of
the
Covenant
Group
will)
acquire
or
subscribe
for
shares
or
other
ownership
interests
in
or
equity
securities
of
any company
or
other person,
acquire any
business or
incorporate any
company or
other
person.
This
restriction
does
not
apply
to
the
following
transactions
(each
a
Permitted
Acquisition ) -

28.10.1
the acquisition by
a member of
the Covenant Group
of an asset
from another member
of the
Covenant Group pursuant to a Permitted Disposal;
28.10.2
an acquisition of shares or equity securities pursuant to a Permitted
Share Issue;
28.10.3
the acquisition of Cash Equivalents;
28.10.4
the incorporation of a company as a member of the Covenant Group, but only if -
28.10.4.1
it
is
incorporated
in
a
jurisdiction
in
Africa
as
a
limited
liability
company
or
if
not
incorporated in
a jurisdiction
in Africa
with limited
liability, the Facility
Agent has
consented
to the incorporation of such company in the relevant jurisdiction;
28.10.4.2
the
aggregate
amount
paid
upon
incorporation
or
establishment
of
that
company
to
capitalise
it
does
not
exceed
R20,000
(or
its
equivalent
in
any
other
currency
or
currencies);
28.10.4.3
no
Default
is
continuing
on,
or
would
occur
as
a
result
of,
the
incorporation
of
that
company; and
28.10.4.4
the shares in the
company,
if held by an
Obligor (other than Holdco), become
subject to
Transaction
Security,
in
form
and
substance
satisfactory
to
the
Facility
Agent
and
the
following shall be delivered to
the Facility Agent in respect thereof
to the Facility Agent’s
satisfaction -
28.10.4.4.1
legal opinions as to
the capacity and authority of
the relevant Obligor to grant
such
Transaction Security and the enforceability of such Transaction Security; and
28.10.4.4.2
copies of all resolutions required to be
passed in respect of the authorisation of
the
granting of such Transaction Security,
within 30 days of the date of its incorporation;
28.10.5
the acquisition of Recharger by the Term/RCF Borrower or Prism Holdings Proprietary Limited
( Prism Holdings ) provided that -
28.10.5.1
no Default has occurred which is continuing;
28.10.5.2
the sale
of shares
agreement concluded
between the
Term/RCF Borrower,
Holdco, Ninety
Nine Holdings
Proprietary
Limited
and Imtiaz
Dhooma
on
or
about 19
November 2024
(the
Recharger
Sale
Agreement
)
or
any
other
agreement
referred
to
therein
is
not
amended without the prior written consent of the Facility Agent;

28.10.5.3
the consideration payable by the Term/RCF
Borrower or Prism Holdings to the
sellers in
terms
of
the
Recharger
Sale
Agreement
shall
not
exceed
ZAR507,000,000,
of
which
ZAR332,000,000 shall be payable in cash and the balance thereof by the delivery, to the sellers, of ordinary shares in Holdco
which, as at the Original Signature
Date, are held by
the Term/RCF
Borrower (and if Prism Holdings acquires the shares in Recharger, by the
Term
/RCF Borrower making such payments on behalf of
Prism Holdings and creation of
a corresponding loan account between the Term/RCF Borrower and Prism Holdings);
28.10.5.4
the
Term/RCF
Borrower shall
(either
on its
own behalf
or
on behalf
of Prism
Holdings)
loan
an
amount
not
exceeding
ZAR43,000,000
to
discharge
certain
Financial
Indebtedness of Recharger
on the date
on which
it acquires
all of the
shares in
Recharger
(and
if
the
Term/RCF
Borrower
advances
the
loan
to
Recharger
on
behalf
of
Prism
Holdings, a
corresponding
loan account
shall be
created between
the Term/RCF Borrower
and Prism Holdings);
28.10.5.5
the
cash
consideration
payable
to
the
sellers
in
terms
of
the
Recharger
Acquisition
Agreement and
the amount
contributed to
Recharger is
funded by
Internally Generated
Cash of the Covenant
Group and/or is
funded under the
Senior Term Facilities (subject to
the conditions contained therein); and
28.10.5.6
Recharger shall become an Obligor
withing 30 days of the
date on which the
Term/RCF
Borrower, or Prism Holdings (as applicable), acquires all of the shares in Recharger;
28.10.6
an acquisition for cash on arm's
length terms from entities other than Related
Parties,
of (i) at
least the
majority (or
acquiring additional
shares in
which a
member of
the Covenant
Group
already
holds
a
majority)
of
the
issued
share
capital
and
other
equity
securities
of
a
limited
liability company,
or any
business or
undertaking carried
on as
a going
concern (a
Majority
Acquisition
) funded, in each
case, by (A)
Internally Generated Cash (B)
proceeds under the
Facilities,
(C) the transfer of treasury shares
in Holdco held by the Term/RCF
Borrower to the
applicable seller but only if -
28.10.6.1
the Term/RCF
Borrower has given 10 Business Days' prior notice to the Facility Agent of the intention to make such acquisition;

28.10.6.2
subject to
clause
28.10.6.3.2
below, the
company, business
or undertaking
(as applicable)
has
generated
positive
earnings
before
interest,
tax,
depreciation,
amortisation
and
impairment charges
and positive
cash flows
(calculated, in
the case
of earnings
before
interest,
tax,
depreciation,
amortisation
and
impairment
charges,
on
a
pro
forma
standalone basis
and on
substantially the
same basis
as Consolidated
EBITDA, except
that
references
to
the
Term/RCF
Borrower
will
be
construed
as
references
to
that
Subsidiary,
company
or
business),
for
the
12 month
period
ending
on
the
most
recent
month-end
prior
to
the
closing date
for
that
acquisition (or,
if
not
ascertainable, for
the
financial year of that company,
business or undertaking most recently ended
prior to the
closing date for such acquisition);
28.10.6.3
the acquiring entity procures that
Security for the benefit of
the Finance Parties (and the
documents evidencing or creating
that Security to be
in form and substance
satisfactory
to the
Facility Agent)
is provided
by all
shareholders (and
not only
the
acquiring entity)
over all the issued shares in
and claims against the company acquired and the
following
shall be
delivered to
the Facility
Agent in
respect thereof
to the
Facility Agent’s
satisfaction
-
28.10.6.3.1
legal opinions as to the capacity and authority
of the relevant shareholders to grant
such Transaction Security and the enforceability of such Transaction Security; and
28.10.6.3.2
copies of all resolutions required to be
passed in respect of the authorisation of
the
granting of such Transaction Security;
28.10.6.3.3
the gross amount
of consideration payable by
any member of the
Covenant Group
in
relation to
such acquisition,
when taken
together
with the
aggregate amount
of
gross
consideration
applied
in
funding
any
other
Majority
Acquisitions
under
this
clause
28.10.6.3.2
, does not
at any time exceed R500,000,000
(or its equivalent in
another currency
or currencies)
plus any
amount which
the Term/RCF Borrower was
entitled
to
Distribute
to
Holdco
but
that
was
not
Distributed
less
the
aggregate
amount paid
in relation
to any
Minority Acquisitions
(as defined
in clause
28.10.9)
funded out of Internally Generated Cash or the proceeds of the
Facilities;
and
28.10.6.4
the Term/RCF
Borrower is in
compliance with each
of the financial
undertakings set out
in
clause
27.1
(Undertakings in
relation
to
financial condition)
immediately
prior
to
and
(taking into account the proposed acquisition if it
were to be made) immediately following
the implementation of such acquisition;
28.10.6.5
no Default is continuing or would occur as a result of that acquisition;
or

28.10.7
an
acquisition
for
cash
on
arm's
length
terms
from
entities
other
than
Related
Parties,
of
Majority
Acquisitions,
funded
by
(A)
Shareholder
Contributions
and/or
(B)
the
transfer
of
treasury shares in Holdco held by the Term/RCF Borrower to the applicable seller but only if -
28.10.7.1
the Term/RCF
Borrower has given 10 Business Days' prior notice to the Facility Agent of the intention to make such acquisition;
28.10.7.2
the
applicable
entity,
business
or
undertaking
to
be
acquired
is
congruent
with
the
Covenant Group's strategy;
28.10.7.3
the
company,
business or
undertaking (as
applicable) has
generated positive
earnings
before interest, tax, depreciation,
amortisation and impairment charges
and positive cash
flows (calculated, in
the case
of earnings before
interest, tax,
depreciation, amortisation
and impairment charges, on a pro forma standalone basis and on substantially the same basis as Consolidated EBITDA, except that
references to the Term/RCF Borrower will be
construed as
references to
that Subsidiary, company
or business),
for the
12 month period
ending on
the most
recent month-end
prior to
the closing
date for
that acquisition
(or,
if
not ascertainable,
for the
financial year
of that
company,
business or
undertaking most
recently ended prior to the closing date for such acquisition);
28.10.7.4
if
the acquiring
entity is
an Obligor
(or required
to become
an Obligor),
it procures
that
Security for the benefit of the Finance Parties (and the documents evidencing or creating
that Security to be in form
and substance satisfactory
to the Facility Agent) is provided
by
all shareholders
(and not
only the
acquiring entity)
over all
the issued
shares in
and claims
against the company acquired and
the following shall be delivered
to the Facility Agent in
respect thereof to the Facility Agent’s satisfaction -
28.10.7.4.1
legal opinions as to the capacity and authority
of the relevant shareholders to grant
such Transaction Security and the enforceability of such Transaction Security; and
28.10.7.4.2
copies of all resolutions required to be
passed in respect of the authorisation of
the
granting of such Transaction Security;
28.10.7.5
the Term/RCF
Borrower is in
compliance with each
of the financial
undertakings set out
in
clause
27.1
(Undertakings in
relation
to
financial condition)
immediately
prior
to
and
(taking into account the proposed acquisition if it
were to be made) immediately following
the implementation of such acquisition;
28.10.7.6
no Default is continuing or would occur as a result of that acquisition;

28.10.8
an
acquisition
for
cash
on
arm's
length
terms
from
entities
other
than
Related
Parties,
of
a
Majority
Acquisition
if
such
entity
has
not
generated
positive
earnings
before
interest,
tax,
depreciation,
amortisation
and
impairment
charges
or
not
generated
positive
cash
flows
(calculated,
in
the
case
of
earnings
before
interest,
tax,
depreciation,
amortisation
and
impairment charges, on a pro forma
standalone basis and on substantially the
same basis as
Consolidated EBITDA, except that references to the Term/RCF
Borrower will be construed as
references to
that Subsidiary,
company or
business), for
the
12 month period
ending on
the
most recent month-end prior to the closing date for
that acquisition (or, if not ascertainable, for
the financial
year of
that company,
business or
undertaking most
recently ended
prior to
the
closing
date
for
such
acquisition),
funded
by
(A)
Shareholder
Contributions
or
(B)
Internally
Generated Cash of but only if -
28.10.8.1
the Term/RCF
Borrower has given 10 Business Days' prior notice to the Facility Agent of the intention to make such acquisition;
28.10.8.2
the
applicable
entity,
business
or
undertaking
to
be
acquired
is
congruent
with
the
Covenant Group's strategy;
28.10.8.3
the Term/RCF
Borrower is in
compliance with each
of the financial
undertakings set out
in
clause
27.1
(Undertakings in
relation
to
financial condition)
immediately
prior
to
and
(taking into account the proposed acquisition if it
were to be made) immediately following
the implementation of such acquisition;
28.10.8.4
the
gross
amount
of
consideration
payable
by
any
member
of
the
Covenant
Group
in
relation
to
such
acquisition,
when
taken
together
with
the
aggregate
amount
of
gross
consideration applied
in funding
any other
acquisitions under
this clause
28.10.8
,
does
not at any
time exceed
R100,000,000 (or
its equivalent
in another
currency or
currencies);
and
28.10.8.5
no Default is continuing or would occur as a result of that acquisition;
28.10.9
the acquisition by
a member of
the Covenant Group
of 20% or
more of the issued
share capital
and other equity securities of a limited liability company but less than 50% of the issued share capital and other equity securities of a limited liability company
(a
Minority Acquisition ) -
28.10.9.1
funded out of -
28.10.9.1.1
either Internally Generated Cash or the proceeds of the Facilities, provided that the
requirements in
clauses
28.10.6.1
,
28.10.6.2
,
28.10.6.4
,
28.10.6.5
are met
in respect
of that Minority Acquisition mutatis mutandis
; or

28.10.9.1.2
Shareholder
Contributions,
provided
that
the
requirements
in
clauses
28.10.7.1
,
28.10.7.2
,
28.10.7.3
,
28.10.7.5
and
28.10.7.6
are
met
in
respect
of
that
Minority
Acquisition, mutatis mutandis
;
28.10.9.2
the
gross
amount
of
consideration
payable
by
any
member
of
the
Covenant
Group
in
relation
to
such
acquisition,
when
taken
together
with
the
aggregate
amount
of
gross
consideration applied
in funding
any other
acquisitions under
this clause
28.10.9
,
does
not at any
time exceed
R300,000,000 (or
its equivalent
in another
currency or
currencies);
and
28.10.9.3
if
the acquiring
entity is
an Obligor
(or required
to become
an Obligor),
it procures
that
Security for the benefit of the Finance Parties (and the documents evidencing or creating
that Security to be in form
and substance satisfactory
to the Facility Agent) is provided
by
the acquiring
entity over the
issued shares in
and claims
against the company
acquired
and the following shall be delivered
to the Facility Agent in respect
thereof to the Facility
Agent’s satisfaction -
28.10.9.3.1
legal
opinions
as
to
the
capacity
and
authority
of
the
relevant
member
of
the
Covenant Group
to grant
such Transaction
Security and
the enforceability
of such
Transaction Security; and
28.10.9.3.2
copies of all resolutions required to be
passed in respect of the authorisation of
the
granting of such Transaction Security;
28.10.10
the acquisition by a member of
the Covenant Group of Holdco's
shares and claims in Kwande,
provided that the
Term/RCF Borrower has provided the
Facility Agent with
at least 30
Business
Days prior
written notice
thereof and
the
Facility Agent
has notified
the Term/RCF
Borrower
that the Finance
Parties are satisfied
with the terms and
conditions of that acquisition
prior to
the implementation thereof;
28.10.11
any acquisition expressly permitted in writing by the Facility Agent.
28.11 Joint Ventures
28.11.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) -
28.11.1.1
enter
into,
invest
in
or
acquire
(or
agree
to
acquire)
any
shares,
stocks,
securities,
partnership interest or other interest in any Joint Venture; or
28.11.1.2
transfer any
assets to
or lend
to or
guarantee or
give an
indemnity for
or grant
any security
interest
for
the
obligations
of
a
Joint
Venture
or
maintain
the
solvency
of,
or
provide
working capital to, any Joint Venture (or agree to do any of the foregoing).

28.12 Loans out
No
Obligor
(other than
Holdco)
shall (and
the Obligors
shall ensure
that
no
other member
of
the
Covenant Group
will) be
a creditor
in respect
of any
Financial Indebtedness.
This restriction
does
not apply to the following items (each a Permitted Loan ) -
28.12.1
trade
credit
extended
by
a
member
of
the
Covenant
Group
(save
for
EasyPay
Financial
Services
Proprietary
Limited
and
Lesaka
Alternative
Digital
Products
Proprietary
Limited
(previously named "EasyPay Proprietary Limited")) to its customers
-
28.12.1.1
on its standard terms (unless the terms of that trade credit are more favourable to it than those standard terms);
28.12.1.2
in the ordinary course of its trading activities; and
28.12.1.3
which has a credit term of not more than 120 days;
28.12.2
loans
provided
by
EasyPay
Financial
Services
Proprietary
Limited
and
Lesaka
Alternative
Digital Products Proprietary Limited (previously named "EasyPay Proprietary Limited") to their customers -
28.12.2.1
on their standard terms;
28.12.2.2
in the ordinary course of its trading activities; and
28.12.2.3
which has a credit term of not more than 12 Months;
28.12.3
the loan by the Term/RCF Borrower to Recharger
in an amount not
exceeding ZAR43,000,000
as envisaged
in the
Recharger Acquisition
Agreement to
be made
on the
date on
which the
Term/RCF
Borrower acquires all
of the
issued shares in
Recharger and as
further envisaged
in
clause
28.10.5
,
provided
that
such
agreement
is
not
amended
without
the
prior
written
consent of the Facility Agent;
28.12.4
loans provided by the Term/RCF
Borrower to Holdco, which shall not exceed an
aggregate of
the ZAR
equivalent of USD10,000,000
(Indexed) in
any Financial Year
less (i)
the amount
of
any Kwande
Distributions
received in
that Financial
Year and (ii)
the amount
of any
Distributions
made by
the Term/RCF
Borrower to
Holdco in
any Financial
Year
in accordance
with clause
28.22.2
, provided that -
28.12.4.1
any and
all Authorisations
required by
any regulatory
authority (including
without limitation
the Financial Surveillance Department of the South African Reserve Bank) to make such loan has been obtained;

28.12.4.2
no other
amount due
and payable
under the
Senior Facilities
remains unpaid
as at
the
date on which the payment is proposed to be made;
28.12.4.3
no Default is then continuing or would result from that payment;
28.12.4.4
taking into
account the
amount of
the proposed
loan if
it were
to be
made immediately
prior to
and immediately
following such
payment each
of the
financial undertakings
set
out in clause
27.1
(Undertakings in relation
to financial condition) has
been met, as
prima
facie
evidenced by delivery to the Facility Agent of a certificate in the agreed form signed
the chief financial
officer of the
Group and at
least one director
of the Term/RCF Borrower
setting out
(in reasonable
detail) computations
of such
compliance (and
which includes
pro forma
adjustments to take into account the amount of the proposed
payment);
28.12.5
loans provided by -
28.12.5.1
one Obligor to another Obligor (other than Holdco);
and/or
28.12.5.2
an
Obligor
to
another
member
of
the
Covenant
Group
(which
is
not
an
Obligor
in
the
Covenant Group)
or a
third party,
provided
that the
loans outstanding
together with
the
indebtedness incurred in accordance with clauses
28.5.1.18
and
28.13.10
do not exceed
ZAR50,000,000 at any time;
28.12.5.3
a
member
of
the
Covenant
Group
which
is
not
an
Obligor
to
another
member
of
the
Covenant
Group
which
is
not
an
Obligor
in
the
Covenant
Group
or
an
Excluded
Subsidiary,
provided
that
the
loans
outstanding
do
not
exceed
ZAR50,000,000
at
any
time;
28.12.6
any loan which is made pursuant to the Permitted Cash
Management Arrangement;
28.12.7
loans or credit expressly permitted in writing by the Facility Agent;
28.12.8
loans
or
credit
not
otherwise
permitted
by
this
clause
above
provided
by
a
member
of
the
Covenant Group to
its customers, provided
that it may
only provide loans
or credit under
this
clause
28.12.8
in the regular and ordinary course of business -
28.12.8.1
if no Default is then continuing nor would result from such provision;
28.12.8.2
to
persons
that
are
not
direct
or
indirect
shareholders
of
Holdco
and/or
any
related
or
interrelated
persons
(as
defined
in
the
Companies
Act)
to
any
direct
or
indirect
shareholders of Holdco;
28.12.8.3
if such loan is not
to a Sanctioned Entity
and will not constitute
a Sanctioned Transaction;
and

28.12.8.4
the Term/RCF
Borrower is in
compliance with each
of the financial
undertakings set out
in
clause
27.1
(Undertakings in
relation
to
financial condition)
immediately
prior
to
and
(taking into
account the
amount of
the proposed
loan or
credit if
it were
to be
provided)
immediately following the advance of such loan or credit.
28.13 Third party guarantees
No Obligor
shall (and the
Obligors shall ensure
that no
other member of
the Covenant Group
will)
incur or allow to remain outstanding any guarantee or suretyship in respect of any obligation of any person. This restriction does not apply to the following (in each case a Permitted Guarantee ) -
28.13.1
any guarantee arising under the Finance Documents;
28.13.2
guarantees
provided
by
Holdco
to
a
seller
in
respect
of
an
acquisition,
provided
that
such
acquisition
is
a
Permitted
Acquisition
contemplated
in
clause
28.10.6
,
28.10.7
,
28.10.8
,
28.10.9
, or
28.10.11.
28.13.3
guarantees
by
Obligors
in
the
Covenant
Group
in
respect
of
the
Permitted
Financial
Indebtedness of other Obligors in the Covenant Group;
28.13.4
any
guarantee
required
to
be
given
to
any
municipality
or
utility
provider,
and
made
by
a
member of the Covenant Group in the regular and ordinary course of business;
28.13.5
any guarantee
provided by
a member
of the
Covenant Group
to a
third party
financier of
an
Excluded Subsidiary, provided
that the
Facility Agent
is satisfied
that the
liability of
that member
of the Covenant
Group is limited
to the shares
and claims held
by that member
of the Covenant
Group in the applicable Excluded Subsidiary;
28.13.6
any guarantee provided by the
Term/RCF
Borrower to RMB in
connection with the guarantee
facility
provided
by
RMB
to
Sandulela
Technology
Proprietary
Limited,
registration
number
2002/021487/07,
in
terms
of
a
working
capital
facility
letter
reference
no:
CM/01/Sandulela/2025, as
may
be
amended, varied,
restated or
replaced from
time
to
time
(the Facility Letter
), provided that the aggregate amount payable by the Term/RCF
Borrower
in terms of
that guarantee shall
not exceed
ZAR30,000,000, together with interest,
costs and
expenses relating thereto as set out in the Facility Letter;
28.13.7
any
guarantee
given
by
a
member
of
the
Covenant
Group
in
relation
to
the
Financial
Indebtedness envisaged in clause
28.5.1.3;
28.13.8
any
suretyship
and/or
guarantee
entered
into
pursuant
to
the
Permitted
Cash
Management
Arrangement;
28.13.9
any guarantee expressly permitted in writing by the Facility Agent;

28.13.10
a guarantee (i)
provided by an
Obligor in the
Covenant Group for
the Financial Indebtedness
of another Obligor in the Covenant Group,
or (ii) provided by an entity
which is not an Obligor
in the Covenant Group for the Financial
Indebtedness of another entity which
is not an Obligor
in the Covenant Group , provided that the
aggregate indebtedness pursuant to this
clause and
clauses
28.5.1.18
(Financial
Indebtedness)
and
28.12.5.2
does
not
at
any
time
exceed
R50,000,000
(or
its
equivalent in
another
currency
or
currencies), and
the
remainder
of
the
provisions of clause
28.5.1.18
are complied with,
mutatis mutandis
; and
28.13.11
the Facility Agent has, in relation to
any guarantee or indemnity that replaces
the guarantee or
indemnity
that
is
in
effect
as
at
the
Closing
Date
(the
Existing
Guarantee/Indemnity
),
confirmed that it is satisfied with the form of the replacement guarantee or indemnity and such
form of guarantee or
indemnity,
as well as the
Existing Guarantee/Indemnity,
is not amended
or replaced without the express prior written consent of the Facility
Agent.
28.14 Treasury Transactions
28.14.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will)
enter
into
any
Treasury
Transaction.
This
restriction
does
not
apply
to
the
following
Treasury Transactions (each a Permitted Treasury Transaction ) -
28.14.1.1
the
hedging
transactions
permitted
to
be
implemented
under
clause
28.15
(Hedging
Policy), and documented by the Hedging Documents;
28.14.1.2
spot and forward delivery foreign exchange contracts entered into in the ordinary course
of business -
28.14.1.2.1
under a WCF Agreement;
or
28.14.1.2.2
with
any
other
financial
institution,
provided
that
no
Security
is
provided
to
such
financial
institution
and
the
aggregate
Financial
Indebtedness
incurred
by
the
members of
the Covenant
Group falls
within the
amounts set
out in
clause
28.5.1.18,
but not for speculative purposes; or
28.14.1.3
any Treasury Transaction expressly permitted in writing by the Facility Agent.
28.14.2
The Term/RCF
Borrower must ensure that all
Transaction Interest Rate Hedge arrangements
contemplated
by
clause
28.15
(Hedging
Policy)
are
implemented
in
accordance
with
the
requirements of
that clause,
and that
those arrangements
are not
terminated, closed
out, varied
or cancelled without the consent of the Facility Agent.

28.15 Hedging policy
28.15.1
The Term/RCF Borrower may enter into a suitable hedging policy in order to hedge its interest rate
obligations under
the
Senior
Term
Facilities in
accordance with
its
internal
policies and
procedures.
28.15.2
Any interest rate Treasury Transaction entered
into pursuant to clause
28.15.1
(a
Transaction
Interest Rate Hedge ), must comply with the following requirements -
28.15.2.1
a Transaction Interest Rate
Hedge may be entered into only
with a Lender or its
Affiliate
which is or becomes
a Hedge Counterparty
in accordance with clause
30.7
(Accession of
Hedge Counterparties);
28.15.2.2
a Transaction
Interest Rate
Hedge may
be entered
into only
pursuant to
definitive Hedging
Documents
which
are
based
on
the
2002
ISDA
Master
Agreement
(the
Master
Agreement );
28.15.2.3
copies of -
28.15.2.3.1
a resolution of the board of directors of each Obligor and Security Provider which is a party to a Hedging Document, to the extent applicable -
28.15.2.3.1.1
approving
the
terms
of,
and
the
transactions
contemplated
by,
the
Hedging
Documents
to
which
it
is
a
party
and
resolving
that
it
execute
the
Hedging
Documents to which it is a party;
28.15.2.3.1.2
authorising
it,
for
all
purposes
required
under
sections
45
and/or
46
of
the
Companies
Act
(as
applicable),
to
provide
the
"
financial
assistance
"
and
to
make any " distribution
" that may
arise as a result
of its entry into
the Hedging
Documents to which it is a party;
28.15.2.3.1.3
authorising a specified person
or persons to execute the
Hedging Documents
to which it is a party on its behalf; and
28.15.2.3.1.4
authorising a
specified person
or persons,
on its
behalf, to
sign and/or
despatch
all
documents
and
notices
to
be
signed
and/or
despatched
by
it
under
or
in
connection with the Hedging Documents to which it is a party;
28.15.2.3.2
to the
extent applicable,
a special
resolution duly
passed by
the holders
of the
issued
shares of each
Obligor and Security
Provider authorising
it, for all
purposes required
under
section
45
of
the
Companies
Act,
to
provide
the
"
financial
assistance
"
that
may arise as a result of its entry into the Hedging Documents to which it is a party;

28.15.2.4
a Transaction
Interest Rate
Hedge may
not be
entered into
on a
credit-linked or
credit-
contingent basis; and
28.15.2.5
without the express
prior consent of
the Facility Agent,
a Transaction Interest Rate
Hedge
may not be entered into on the basis that the Term/RCF
Borrower or another member of
the Covenant Group incurs
any upfront fees, premium
in relation to an
interest rate cap in
excess
of
R20,000,000
(or
such
other
amount
as
agreed
with
the
Facility
Agent)
in
aggregate across all Transaction Interest Rate Hedges, commissions, costs or expenses
to
the
Hedge
Counterparty
(other
than
amounts
reimbursed
to
the
relevant
Hedge
Counterparty
in
respect
of
the
reasonable
legal
fees
and
expenses
of
that
Hedge
Counterparty's legal representatives
in connection with
the negotiation and
preparation of
the relevant Hedging Documents).
28.16 Arm's length transactions
No Obligor
shall (and the
Obligors shall ensure
that no
other member of
the Covenant Group
will)
enter into any transaction with any person, otherwise than on arm's-length terms and for full market
value, save for -
28.16.1
loans made or
credit provided by
members of the
Covenant Group as
permitted in terms
of this
Agreement;
28.16.2
transactions between
members of
the Covenant
Group
concluded in
the ordinary
course of
business and, in circumstances where one or more of the
parties to such transactions are not
wholly owned Subsidiaries of the Term/RCF Borrower,
on arms' length terms.
28.17
Insurance
28.17.1
In this clause a
prudent owner
means a prudent owner and operator of any business, and
of
assets of a type and size, similar in
all cases to those owned and operated by any member of
the Covenant Group in a similar location.
28.17.2
Each
Obligor
shall
(and the
Obligors
shall
ensure
that
each
other
member
of
the
Covenant
Group will) ensure that its Insurances -
28.17.2.1
insure it
for its
insurable interest
in respect
of all
risks which
are required
to be
insured
against under any
applicable law or
regulation and which
a prudent owner
would insure
against;
28.17.2.2
insure it
against losses
arising from
business interruption
(if a
prudent owner
would do
so); and
28.17.2.3
in the
case of any
other asset or
risk, provide cover
up to a
limit which a
prudent owner
would buy.

28.17.3
Each
Obligor
shall
(and the
Obligors
shall
ensure
that
each
other
member
of
the
Covenant
Group will) -
28.17.4
ensure that its
Insurances are underwritten by
an insurance company
or underwriter which
is
of international
standing and
is not a
captive insurer
which is
a member
of the
Covenant Group;
and
28.17.5
ensure
the
terms
of
its
Insurances
are
no
less
favourable
than
those
which
are
generally
available to a prudent owner,
and subject to no greater
excess, deductible or retention than a
prudent owner of its assets and businesses would carry.
28.18 Insurances - Notice under the Short-Term Insurance Act
28.18.1
Each Obligor
confirms, in
respect of
all Insurances
required to
be maintained
by it
under the
Finance Documents, that
it is
aware and fully
appraised of the
following choices it
has under
section 43 of the Short-Term Insurance Act, 1998 ( Short-Term Insurance Act ) -
28.18.1.1
a choice
of entering
into a
new policy
contract, making
available an
existing policy
contract
or using a combination of those options; and
28.18.1.2
a choice as to the
identity of the insurer
(if a new policy contract
is to be entered
into) and
the
person
(if
any)
who
is
to
render
services
as
intermediary
in
connection
with
the
transaction; and
28.18.1.3
subject to the provisions of
this Agreement, a choice as
to whether or not the
value of the
relevant policy contracts will exceed the value of the interests of the
Finance Parties.
28.18.2
This clause
28.18
constitutes written notification
to the Obligors of their
rights under section 43
of the Short-Term Insurance Act.
Regardless of
the sequence in
which the
Finance Documents
are
executed,
no
benefits
under
any
policy
contract
made
available
to
the
Finance
Parties
under a
Finance Document shall
accrue to
the Finance
Parties before
the Original
Signature
Date.
28.18.3
Each Obligor
confirms that
it exercised
its freedom
of
choice under
section 43
of
the
Short-
Term Insurance Act and that it
was not subject
to any coercion
or inducement as
to the manner
in which that freedom of choice was exercised.
28.19 Intellectual Property Rights
28.19.1
Except as
provided below,
each Obligor
shall (and
the Obligors
shall ensure
that each
other
member of the Covenant Group will) -

28.19.1.1
make any registration and pay any
fee or other amount which
is necessary to retain and
protect the Intellectual Property
Rights which are material
to the business of a
member of
the Covenant Group;
28.19.1.2
record its interest in those Intellectual Property Rights;
28.19.1.3
take such steps as
are necessary and commercially reasonable (including the
institution
of legal proceedings) to prevent third parties infringing
those Intellectual Property Rights;
28.19.1.4
not use or permit any such Intellectual Property Right
to be used in a way which may,
or
take or omit to take
any action which may, adversely affect the existence
or value of such
Intellectual Property Right; and
28.19.1.5
not grant any licence in respect of those Intellectual Property Rights, without the express prior consent of the Facility Agent.
28.19.2
Clause
28.19.1 above
does not apply to licence arrangements entered
into between members
of the
Covenant Group
for so
long as
they remain
members of
the Covenant
Group or
to licence
arrangements
entered
into
on
normal
commercial
terms
and
in
the
ordinary
course
of
its
business.
28.20 Environmental matters
28.20.1
Each Obligor shall (and the Obligors shall ensure that each other member of the Group will) -
28.20.1.1
comply with all Environmental Law to which it is subject in all material respects;
28.20.1.2
obtain, maintain and ensure compliance with all Environmental Permits that are required to carry on its business in the ordinary course; and
28.20.2
implement
procedures
to
monitor
compliance
with
and
to
prevent
liability
under
any
Environmental Law, including
monitoring adequate
financial provisioning
as required
in respect
thereof.
28.20.3
Each Obligor shall -
28.20.3.1
as soon
as reasonably
practicable and,
in any
event, within
30 days
upon becoming
aware
of the
same, inform
the Facility
Agent in
writing of
any breach
of Environmental Law
by
any
member
of
the
Group,
where the
breach
of
Environmental Laws
is material
to
the
conduct of the business of a member of the
Group or is reasonably likely to result in any
liability for a Finance Party;

28.20.3.2
as soon as reasonably possible and, in
any event, within 14 days upon becoming aware
of the
same (or
such longer
period as
the Facility
Agent may
agree) inform
the Facility
Agent in writing of -
28.20.3.2.1
any
Environmental
Claim
against
it
or
any
other
member
of
the
Group
which
is
current, pending or threatened; and
28.20.3.2.2
any facts
or circumstances
which are
reasonably likely
to result
in any
Environmental
Claim being commenced
or threatened against
it or any
other member of
the Group,
where the Environmental Claim is
material to the conduct of the business
of a member of
the Group or is reasonably likely to result in any liability for a Finance
Party;
28.20.3.3
as soon
as reasonably
practicable following
request by
the
Facility Agent,
prepare and
deliver to the Facility Agent -
28.20.3.3.1
a written report,
in form and substance
satisfactory to the Facility
Agent, in respect
of any such
breach of Environmental
Law or any
actual or
threatened Environmental
Claim; and
28.20.3.3.2
a corrective action
plan in respect
of any failure
by a member
of the
Group to comply
with Environmental Laws
(being a written
plan, in form
and substance satisfactory
to
the Facility Agent,
to remedy any
actual or potential
adverse consequences of
any
such failure).
28.20.4
The Term/RCF
Borrower hereby indemnifies
each Finance Party
and its officers,
employees,
agents and delegates (together the Indemnified Parties
) against any loss
or liability suffered
or incurred by that Indemnified Party (except to the extent caused by such Indemnified Party's own gross negligence or wilful default) which -
28.20.4.1
arises by
virtue of
any actual
or alleged
breach of
any Environmental
Law (whether
by
any Obligor, an Indemnified Party or any other person); or
28.20.4.2
arises in connection with an Environmental Claim,
which relates
to the
Group, any
assets of
the Group
or the
operation of
all or
part of
the business
of the Group (or,
in each case, any member of the
Group) and which would not have arisen
if
the Finance Documents or any of them had not been executed by that Finance
Party.
28.21 Share capital
28.21.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) -

28.21.1.1
redeem,
purchase,
defease,
retire
or
repay
any
of
its
shares
or
share
capital
(or
any
instrument convertible into shares or share capital) or resolve to do so;
28.21.1.2
issue
any
shares
(or
any
instrument
convertible
into
shares)
which
by
their
terms
are
redeemable or carry any right to a return prior to the Final
Discharge Date; or
28.21.1.3
issue
any
shares
or
share
capital
(or
any
instrument
convertible
into
shares
or
share
capital) to any person.
28.21.2
Clauses
28.21.1.2
and
28.21.1.3
above do not apply to
the following (each a
Permitted Share
Issue ) -
28.21.2.1
the issue
of shares
by a
member of
the Covenant
Group which
is not
an Obligor
to another
member
of
the
Covenant Group,
provided that
those
shares
are
issued to
the
existing
shareholders of that member of the Covenant Group;
28.21.2.2
the issue
of shares
by an
Obligor or
a member
of the
Group which
is not
an Obligor
to
another Obligor,
provided that
if any
shares in
the Obligor
issuing those
shares are
the
subject of
Transaction Security,
any further
shares so
issued become
the subject
of an
equivalent Security for the benefit of the Finance Parties on the same terms;
28.21.2.3
any issue of shares by Holdco provided
that such issue does not lead to a
Control Event;
28.21.2.4
an issue of shares to a person with the express prior consent of the
Facility Agent.
28.22 Distributions
28.22.1
No Obligor
(other than
Holdco) shall
(and the
Obligors shall
ensure that
no other
member of
the Covenant Group will)
make any distribution. This restriction does not apply
to the following
distributions (each a Permitted Distribution ) -
28.22.1.1
any cash distribution by a member of the Covenant Group to its direct
Holding Company
that is another member of the Covenant Group;
28.22.1.2
any
cash
distribution
by
a
member
of
the
Covenant
Group
to
any
of
its
minority
shareholders
provided
such
distribution
is
in
relation
to
a
dividend
declared
pro
rata
between all shareholders of that member of the Covenant
Group;
28.22.1.3
any other distribution made with the express prior consent of the Facility
Agent.
28.22.2
The Term/RCF
Borrower may make payment of a cash distribution to Holdco,
-

28.22.2.1
which shall not exceed an aggregate of the ZAR equivalent of USD10,000,000 (Indexed)
in
any
Financial Year
less
(i)
the
amount
of
any
Kwande
Distributions
received
in
that
Financial
Year
and
(ii)
the
amount
of
any
loans
made
by
the
Term/RCF
Borrower
to
Holdco in any Financial Year as permitted in terms of clause
28.12.4
, provided that -
28.22.2.1.1
any
and
all
Authorisations
required
by
any
regulatory
authority
(including
without
limitation the Financial
Surveillance Department of
the South African Reserve
Bank)
to make such Distribution has been obtained;
28.22.2.1.2
no other amount
due and payable under
the Senior Facilities remains
unpaid as at
the date on which the payment is proposed to be made;
28.22.2.1.3
no Default is then continuing or would result from that payment;
28.22.2.1.4
taking
into
account
the
amount
of
the
proposed
payment
if
it
were
to
be
made
immediately prior
to and
immediately following such
payment each
of the
financial
undertakings set
out in
clause
27.1
(Undertakings in
relation to
financial condition)
has
been
met,
as
prima
facie
evidenced
by
delivery
to
the
Facility
Agent
of
a
certificate in the agreed
form signed by the
chief financial officer of
the Group and at
least
one
director
of
the
Term/RCF
Borrower
setting
out
(in
reasonable
detail)
computations of
such compliance
(and which
includes
pro forma
adjustments to
take
into account the amount of the proposed payment); and
28.22.2.2
in addition
to the
cash distribution
envisaged in
clause
28.22.2.1
, if
the following
conditions
are met -
28.22.2.2.1
the
Term/RCF
Borrower
has
given
10
Business
Days'
prior
notice
to
the
Facility
Agent of the intention to make such payment;
28.22.2.2.2
a Compliance
Certificate for the
Measurement Period ending
on the
Measurement
Date immediately preceding
the date on
which that payment
is proposed
to be made
has been delivered to the Facility Agent;
28.22.2.2.3
taking into account the amount of the proposed payment if it were to be made -
28.22.2.2.3.1
immediately prior to and immediately following such payment -
28.22.2.2.3.1.1
the
ratio
of
Total
Borrowings
immediately
prior
to
and
following
such
payment to Consolidated EBITDA for the
12 Month period ending on the
most recent Measurement Date is less than 2.00; and
28.22.2.2.3.1.2
each of the financial undertakings set out in clause
27.1
(Undertakings in
relation to financial condition) has been met; and

28.22.2.2.3.2
for
the
next
three
Measurement
Periods
ending
on
the
three
Measurement
Dates
immediately following
that
payment each
of
the
financial undertakings
set out
in clause
27.1
(Undertakings in
relation to
financial condition)
(on the
basis of reasonable assumptions) are forecast to be met,
in each
case, as
prima facie
evidenced by
delivery to
the Facility
Agent of
a certificate
in the agreed form signed by the chief financial
officer of the Group and at least one
director of the
Term/RCF Borrower setting out (in
reasonable detail)
computations of
such compliance
(and which
includes
pro forma
adjustments to
take into
account the
amount of the proposed payment);
28.22.2.2.4
all amounts payable
under clause
13
(Prepayment offers and
priorities) have been
received in full by the relevant Lenders;
28.22.2.2.5
any
and
all
Authorisations(including
without
limitation
the
Financial
Surveillance
Department of the
South African Reserve
Bank) required by
any regulatory
authority
to make such Distribution has been obtained;
28.22.2.2.6
no other amount
due and payable under
the Senior Facilities remains
unpaid as at
the date on which the payment is proposed to be made;
28.22.2.2.7
no Default is then continuing or would result from that payment;
28.22.2.2.8
that payment is not prohibited under any applicable law; and
28.22.2.2.9
no
more
than
two
such
payments
may
be
made
during
any
financial
year
of
the
Group.
28.23 Taxes
28.23.1
Each Obligor
shall (and
the Obligors
shall ensure
that each
other member
of the
Group will)
pay and
discharge all
Taxes imposed upon it
or its
assets within
the time
period allowed
without
incurring penalties unless and only to the extent that -
28.23.1.1
such payment is being contested in good faith;
28.23.1.2
the amount
under dispute
is not
in excess
of 2%
in aggregate
of Consolidated
EBITDA
(calculated
with
reference
to
Holdco's
most
recently
delivered
annual
financial
statements);
28.23.1.3
adequate reserves
are being
maintained for
those Taxes and the
costs required
to contest
them which have been disclosed in its latest financial statements;
and
28.23.1.4
such payment can be lawfully withheld.

28.23.2
No member of the Group may change its residence for Tax purposes.
28.24 Amendments to documents
28.24.1
No Obligor
(other than
Holdco) shall
(and the
Obligors shall
ensure that
no other
member of
the Covenant Group will) -
28.24.1.1
amend its memorandum of incorporation or other constitutional documents;
28.24.1.2
amend
or
waive
any
term
of
any
document
delivered
to
the
Facility
Agent
pursuant
to
clause
9.1
(Initial conditions precedent),
without
the
express
prior
written
consent
of
the
Facility
Agent
or
which
are
minor
or
administrative in nature and will not adversely affect the interests of the Finance
Parties.
28.24.2
The Term/RCF Borrower must promptly supply to the Facility Agent a copy of any amendment
to any of the documents referred to in clause
28.24.1
above.
28.25 Access
28.25.1
Upon reasonable
notice by
the Facility Agent,
each Obligor
shall (and
the Obligors
shall ensure
that each
other member
of the
Group will)
allow any
one or
more representatives
of the
Finance
Parties and/or accountants or other professional advisers appointed by the Finance Parties to have access during normal business hours to the premises, assets, books and records of that member of the Group.
28.25.2
The
Facility
Agent
may
not
give
notice
under
clause
28.25.1
above
more
than
twice
every
financial year, unless it
reasonably believes that a Default is continuing or may have occurred or may
occur and
notifies the
Term/RCF Borrower that
it is
exercising its
rights under
this clause
28.25.
28.26 Anti-corruption laws and Sanctions
28.26.1
No Obligor shall (and the Obligors shall ensure that no other member of the Group will) -
28.26.1.1
contravene any Sanctions;
28.26.1.2
at any time be a party to or participate in a Sanctioned Transaction in any manner; or
28.26.1.3
directly or indirectly use the proceeds of any Facility for any purpose which would breach
the
Prevention
and
Combatting
of
Corrupt
Activities
Act,
2004,
the
United
Kingdom
Bribery Act 2010,
the United States Foreign
Corrupt Practices Act
of 1977 or other
similar
legislation in other jurisdictions.
28.26.2
Each Obligor shall (and Holdco shall ensure that each member of the Group will) -

28.26.2.1
take all reasonable
steps to ensure
that appropriate controls
and safeguards are
in place,
designed to prevent
it or any
other member of
the Group from
being or becoming
involved
in a Sanctioned Transaction; and
28.26.2.2
conduct its
businesses in
compliance with
applicable anti-corruption
laws and
maintain
policies and procedures designed to promote and achieve compliance with such laws.
28.27 Further Transaction Security
28.27.1
Each Additional
Guarantor shall,
immediately upon
becoming an
Additional Guarantor, execute
and deliver to
the Debt Guarantor
(on behalf of
the Facility Agent)
such Security Documents,
in form and substance
satisfactory to the
Facility Agent, as
may be necessary
to ensure that
all
of
the
Transaction
Security
required
under
Annexure
G
(Transaction
Security)
from
it
is
established in favour of the Debt Guarantor over all of its assets.
28.27.2
If, after the Closing
Date or the date
upon which it became
an Obligor,
an Obligor (other than
Holdco)
acquires any
relevant assets
(including any
shares or
ownership interests
in and/or
claims against any person) over which it
is required to establish Transaction Security pursuant
to Annexure G (Transaction Security),
it shall execute and deliver to the
Debt Guarantor such
Security
Documents,
in
form
and
substance
satisfactory
to
the
Facility
Agent,
as
may
be
necessary to ensure that at all times
such required effective first-ranking Transaction Security
is established in
favour of the
Debt Guarantor over
those assets, within
10 Business Days
of
being acquired (in
respect of any
such assets situated,
or entity established,
in South Africa)
or
30 Business
Days
of
being
acquired
(in
respect
of
any
such
assets
situated,
or
entity
established, in another jurisdiction).

28.27.3
If, at any time after
the Closing Date, the
aggregate of the gross
assets, EBITDA (as defined
in
clause
6.1.128.4
above)
or total revenue of the Subsidiaries of the Term/RCF
Borrower which
are members
of the
Covenant Group
incorporated in
a jurisdiction
outside South
Africa, and
who
are
not
Obligors
at
that
time,
(the
Non-SA
Subsidiaries
)
equal
or
exceed
10%
of
Consolidated EBITDA
or 10%
of the
total assets
or total
revenue of
the Covenant
Group, as
evidenced by reference to the most recent Compliance Certificate, financial statements of any such
Subsidiary
and
the
consolidated
financial
statements
or
management
accounts
of
the
Covenant Group or SEC
Form (as applicable), then
the Term/RCF Borrower must procure that
the relevant member or members
of the Covenant Group holding
shares, equity securities and
other ownership interests in
any such Non-SA
Subsidiaries enter into Security
Documents, in
form
and
substance
satisfactory
to
the
Facility
Agent,
in
favour
of
the
Debt
Guarantor
to
establish the
Security equivalent
to that
described in
clause 1.2
(South African
Obligors and
Material Subsidiaries)
of Annexure
G (Transaction
Security) over
all its
shares, equity
securities
and
other
ownership
interests
it
holds,
from
time
to
time,
in
any
such
Non-SA
Subsidiary
(together with all its debt claims
(on shareholder loan account or otherwise) against
that Non-
SA Subsidiary),
in relation
only to
so many
of such
Non-SA Subsidiaries
as is
required to
ensure
that
if
the
financial
position
of
such
Non-SA
Subsidiaries
were
not
taken
into
account
in
calculating the
gross assets,
EBITDA or
total revenue
of all
Non-SA Subsidiaries,
the aggregate
of (i) the
EBITDA of
the Non-SA
Subsidiaries would
be less than
10%, of Consolidated
EBITDA
and (ii) of
the gross assets
or total revenue
of the
Non-SA Subsidiaries
would be less
than 10%
of
the
Consolidated EBITDA,
gross assets
or total
revenue of
the
Covenant Group.
For this
purpose -
28.27.3.1
the
EBITDA,
gross
assets
or
total
revenue
of
a
Non-SA
Subsidiary
of
the
Term/RCF
Borrower which is a member of the Covenant Group
will be determined from its financial
statements or
management accounts
(in each
case, consolidated
if it
has Subsidiaries)
which
were
consolidated
into
the
latest
audited
consolidated
financial
statements
or
management accounts
of the
Term/RCF
Borrower or
the SEC
Form (adjusted
on a
pro
forma
basis
as
contemplated
in
clause
26.1.1.3
or
26.1.5.2
(Financial
statements),
as
applicable);
28.27.3.2
if a
Non-SA Subsidiary of
the Term/RCF
Borrower becomes a
member of the
Covenant
Group
after
the
date
on
which
the
latest
audited
consolidated
financial
statements
or
management accounts of
the Term/RCF Borrower or the SEC Form
have been prepared,
the EBITDA, gross assets or
total revenue of that
Non-SA Subsidiary will be determined
from its latest financial statements or management accounts (in each case, consolidated if it has Subsidiaries);

28.27.3.3
the Consolidated
EBITDA, gross
assets or
total revenue
of the
Covenant Group
will be
determined
from
the
latest
audited
consolidated
financial
statements
or
management
accounts of the Term/RCF
Borrower or the SEC Form (adjusted on a pro forma basis as
contemplated in clause
26.1.1.3
or
26.1.5.2
(Financial statements), as applicable);
28.27.3.4
the
EBITDA
of
a
Non-SA
Subsidiary
will
be
determined
on
the
same
basis
as
Consolidated EBITDA
(as defined in
clause
6.2
(Financial Definitions)
above), except that
references
to
the
Covenant
Group
will
be
construed
as
references
to
that
Non-SA
Subsidiary; and
28.27.3.5
where
financial
statements
and
management
accounts
of
a
Non-SA
Subsidiary
or
the
Term/RCF
Borrower are available in respect of the same accounting period, the financial statements shall be used for purposes of making the necessary determinations.
28.27.4
The Term/RCF Borrower must procure
that the Security
Documents required
to be entered
into
under this
clause are
entered into,
and to
the
extent necessary
registered at
any applicable
statutory public register
in any relevant
jurisdiction, within 60
days of the
date of delivery
of a
Compliance
Certificate,
financial
statements,
SEC
Form
or
management
accounts,
as
applicable.
28.27.5
Each Obligor shall (and shall procure that each other
relevant member of the Covenant Group
which is its Subsidiary will) at
its own expense, execute and do all
such assurances, acts and
things as the Facility Agent may reasonably require -
28.27.5.1
for registering any Security Documents in any applicable
statutory public register; or
28.27.5.2
for
perfecting
or
protecting
the
Transaction
Security
intended
to
be
afforded
by
the
Security Documents; and
28.27.5.3
if a Security
Document has
become enforceable,
for facilitating
the realisation
of all or
any
part
of
the
assets
which
are
subject
to
that
Security
Document
and
the
exercise
of
all
powers, authorities and discretions vested in a Finance Party, and in particular
shall execute all
transfers, cessions and
releases of that
Transaction Security,
whether to
the Debt
Guarantor or
to its
nominees and
give all
notices, orders
and directions
which the Facility Agent may reasonably think expedient.
28.28 Ownership of Guarantors
The Term/RCF
Borrower shall ensure that -

28.28.1
in relation
to each
Original Guarantor,
unless otherwise
permitted under
this Agreement,
the
percentage of the equity
securities in the issued capital
of any such Original
Guarantor owned,
directly or indirectly, legally and
beneficially, by the Term/RCF Borrower are equal to
or greater
than
those
percentages stipulated
in
the
Group
Structure
Chart
unless
otherwise
agreed
in
writing by the Facility Agent; and
28.28.2
in relation to each Additional Guarantor, unless otherwise permitted under this Agreement, the
percentage
of
the
equity
securities
in
the
issued
capital
of
any
such
Additional
Guarantor
owned, directly
or indirectly,
legally and
beneficially,
by the
Term/RCF
Borrower are
not less
than
the
percentage held
by the
Term/RCF
Borrower at
the
time
such
Additional Guarantor
became a Guarantor pursuant to this Agreement.
28.29 Guarantor coverage
28.29.1
The Term/RCF
Borrower shall
ensure that,
at all
times after
the Closing
Date, the
aggregate
contribution of the Guarantors
(calculated on an
unconsolidated basis and excluding
all intra-
Covenant Group
items and
investments in
Subsidiaries of
any member
of the Covenant
Group)
represents not less than 90% of -
28.29.1.1
the Consolidated EBITDA of the Covenant Group;
28.29.1.2
gross assets of the Covenant Group; and
28.29.1.3
total revenue of the Covenant Group.
28.29.2
If, at any time after the Original Signature Date -
28.29.2.1
it is
demonstrated by
reference to
the most
recent Compliance
Certificate, the
financial
statements
of
any
Subsidiary
that
is
a
member
of
the
Covenant
Group
and
the
consolidated financial statements
or management
accounts of the
Covenant Group or
the
SEC Form that any member of the Covenant Group is a Material Subsidiary;
or
28.29.2.2
a member of the Covenant Group otherwise is or becomes a Material
Subsidiary,
then the Term/RCF
Borrower shall, subject to clause
26.11
(
Know your customer checks ) and
the prior written consent of the Facility Agent being obtained, promptly and in any event within
10 Business
Days
of
the
delivery
of
those
financial
statements,
SEC
Form
or
management
accounts procure that
that Material Subsidiary
becomes an
Additional Guarantor
in the
manner
required by clause
31.3
(
Additional Guarantors ).
28.30 Dormant Subsidiaries

No Obligor shall (and each Obligor shall
ensure no other member of the Group
will) cause or permit
any member of the Covenant Group
which is a Dormant Subsidiary to
commence trading or cease
to
satisfy
the
criteria
for
a
Dormant
Subsidiary
unless
such
Dormant
Subsidiary
becomes
an
Additional Guarantor
in accordance
with clause
31.3
(
Additional Guarantors
) if
required to
comply
with the requirements of clause
28.29
(
Guarantor coverage ).
28.31 Material Agreements
28.31.1
No Obligor shall (and
the Obligors shall ensure
that no other member
of the Covenant Group
will) amend, vary or terminate any Material Agreement -
28.31.1.1
without the prior approval of the Facility Agent;
or
28.31.1.2
unless such amendments are more favourable to the Covenant
Group; or
28.31.1.3
unless
such
amendments
are
minor
or
administrative
in
nature
and
do
not
adversely
impact the interests
of the Finance Parties in relation to the Finance Documents.
28.31.2
The
Term/RCF
Borrower
shall
promptly
(or
shall
procure
the
prompt)
supply
to
the
Facility
Agent of the details and copies of any amendments or
variations proposed to or (with the prior
approval
of
the
Facility
Agent
in
relation
to
only
those
Material
Agreements
referred
to
in
clause
28.31.1
above) made
to any
Material Agreement
and any
proposed or
(with the
prior
approval
of
the
Facility
Agent
in
relation
to
only
those
Material
Agreements
referred
to
in
clause
28.31.1
above) actual termination of a Material Agreement.
28.32 EBITDA
Holdco
and
the
Term/RCF
Borrower
shall
ensure
that,
at
all
times,
the
Term/RCF
Borrower's
earnings before interest, tax, depreciation, amortisation and impairment charges (calculated on the same
basis
as
EBITDA)
is
equal
to
at
least
90%
of
Holdco's
earnings
before
interest,
tax,
depreciation, amortisation
and impairment
charges (calculated
on the
same basis
as EBITDA)
in any
financial year.
29 EVENTS OF DEFAULT
Each of the
events or circumstances
set out in
this clause
29
(other than
29.17
(
Acceleration
)) is an
Event
of Default. For the
purposes of this
clause
29
, any reference
to a member of
the Covenant Group
shall be
deemed to exclude any Excluded Subsidiaries.
29.1 Non-payment
An Obligor does
not pay on
the due date
any amount payable
by it under a
Finance Document, at
the place and in the currency in which it is expressed to be payable unless -
29.1.1
that failure to pay is caused by administrative or technical error or a Disruption Event; and

29.1.2
payment is made in full within 3 Business Days of its due date.
29.2 Financial covenants
Any requirement of clause
27
(
Financial Covenants ) is not satisfied, unless that breach -
29.2.1
is capable of remedy under clause
27.3
(
Equity cure ); and
29.2.2
is remedied, timeously and in full, in accordance with the requirements of that clause.
29.3 Other obligations
29.3.1
An Obligor
or Security
Provider fails
to comply,
timeously and
in full,
with any
provision of
a
Finance Document to which it is party (in respect of an Obligor only, other than those referred
to in clauses
29.1
and
29.2
above).
29.3.2
No Event
of Default
under clause
29.3.1
above will
occur,
if the
failure is
capable of
remedy
and is remedied within 5 Business Days of
the earlier of (A) the Facility
Agent giving notice to
the Term/RCF
Borrower and (B) the applicable failure to comply.
29.4 Misrepresentation
29.4.1
Any
representation
or
statement
made
or
deemed
to
be
made
by
an
Obligor
or
Security
Provider in
the Finance
Documents or
any other
document delivered
by or
on behalf
of
any
Obligor or Security Provider under
or in connection with any Finance
Document is or proves to
have been incorrect or misleading when made or deemed to be repeated.
29.4.2
No Event of Default
under clause
29.4.1
above will occur, if the
circumstance giving rise
to that
misrepresentation is
capable of
remedy and
is remedied
w within
5 Business Days
of the
earlier
of (A) the Facility Agent giving notice to the Term/RCF
Borrower and (B) the applicable failure
to comply.
29.5 Cross default and cross acceleration
29.5.1
Any of the following
occurs in respect of
a member of
the Covenant Group
or Security Provider
-
29.5.1.1
any
of
its
Financial
Indebtedness
(or
any
amount
payable
in
respect
of
its
Financial
Indebtedness)
is
not
paid
when
due
(after
the
expiry
of
any
originally
applicable grace
period); or
29.5.1.2
any of its Financial Indebtedness -

29.5.1.2.1
is
declared
to
be
or
otherwise
becomes
prematurely
due
and
payable
prior
to
its
stated maturity
or,
if the
Financial Indebtedness arises
under a
guarantee, prior
to
the
stated
maturity
of
the
Financial
Indebtedness
which
is
the
subject
of
the
guarantee; or
29.5.1.2.2
is placed on demand;
29.5.1.2.3
is capable of being declared by or on behalf of a creditor to be prematurely due and
payable or of being placed on demand;
29.5.1.2.4
is
required
to
be
mandatorily
prepaid
in
full
or
is
capable
of
being
required
to
be
mandatorily prepaid
in full
(whether or
not the
event giving
rise to
such right
has been
waived by the creditor); or
29.5.1.2.5
is terminated or closed out or is capable of being terminated or closed out,
in each
case, as
a result
of an
event of
default or
any provision
having a
similar effect
(howsoever described); or
29.5.1.3
any commitment of a provider of
Financial Indebtedness to it is cancelled or
suspended,
or is capable of being cancelled
or suspended by such provider, in each case, as a
result
of an event of default or any provision having a similar effect (howsoever described);
29.5.1.4
any creditor
becomes entitled
to declare
any Financial
Indebtedness of
a Covenant
Group
Member or a Security Provider due and
payable prior to its specified maturity as a
result
of
an
event
of
default
(however
described),
mandatory
prepayment
event
(however
described) or any provisions having a similar effect; or
29.5.1.5
any
creditor
of
a
Covenant
Group
Member
or
a
Security
Provider
becomes
entitled
to
foreclose on any Security given to secure any of its Financial
Indebtedness.
29.5.2
No
Event
of
Default
will
occur
under
this
clause
29.5
if
the
aggregate
amount
of
Financial
Indebtedness
or
commitment
for
Financial
Indebtedness
falling
within
clauses
29.5.1
to
29.5.1.2
is less than
R20,000,000 (twenty million Rand)
(or its equivalent
in another currency
or currencies).
29.6 Insolvency
29.6.1
A Material Group Company, Security Provider or any member
of the Group is or is deemed
for
the purposes of
any applicable law to
be insolvent or
unable to pay its
debts as they fall
due,
admits its insolvency
or its
inability to
pay its
debts as
they fall
due, suspends
making payments
on any
of its
debts or
announces an
intention to
do so
or,
by reason
of actual
or anticipated
financial difficulties,
commences negotiations
with one
or more
of its
creditors with
a view
to
the rescheduling, restructuring or compromise of any of its indebtedness.

29.6.2
A Material Group Company, Security Provider or any member
of the Group is or is deemed
for
the purposes of
any applicable law
to be "Financially
Distressed" (as defined
in the Companies
Act).
29.6.3
The value of the assets of
a Material Group Company, Security Provider or
any member of the
Group is less than its liabilities (taking into account contingent and prospective liabilities).
29.6.4
A moratorium is declared,
instituted or takes
effect in respect of
any of the indebtedness
of any
Material Group Company,
Security Provider or
any member of
the Group
(in which event
the
ending of the moratorium will not remedy any Event of Default caused by that moratorium).
29.7 Insolvency and business rescue proceedings
29.7.1
Any corporate action, legal proceedings or other procedure
or step (including an application to
court, proposal or convening of a meeting) is taken with a
view to -
29.7.1.1
the suspension of payments, a
moratorium of any indebtedness, liquidation, winding-up,
dissolution,
administration,
business
rescue
or
reorganisation
(by
way
of
voluntary
arrangement,
scheme
of
arrangement
or
otherwise)
of
any
Material
Group
Company,
Security Provider or any member of the Group;
29.7.1.2
a composition,
compromise, assignment
or arrangement
with any
creditor of
a Material
Group Company, Security Provider or any member of the Group;
29.7.1.3
the appointment of a liquidator (other than in
respect of a solvent liquidation of a member
of
the
Group
which
is
not
a
member
of
the
Covenant
Group),
receiver,
administrative
receiver, administrator, compulsory
manager, business rescue
practitioner or
other similar
officer in respect
of any
Material Group
Company, Security Provider or
any member
of the
Group or any of their assets; or
29.7.1.4
enforcement of
any Security
over any
assets of
any Material
Group Company,
Security
Provider or any member of the Group,
or any analogous procedure or step is taken in any jurisdiction;
29.7.2
A meeting is proposed or convened by the directors of any Material
Group Company, Security
Provider or any member of the Group, a resolution is proposed or passed, application is made
or
an
order
is
applied
for
or
granted,
to
authorise
the
entry
into
or
implementation
of
any
business
rescue
proceedings
(or
any
similar
proceedings)
in
respect
of
any
Material
Group
Company, Security Provider or any member of the Group, or
any analogous procedure or step
is taken in any jurisdiction.

29.8 Creditors' process
Any expropriation, attachment, sequestration, implementation of any business rescue plan, distress
or execution affects any asset or
assets of a member of
the Covenant Group or a
Security Provider.
No Event of Default will occur under this clause
29.8
if -
29.8.1
the
affected
assets
are
not
subject
to
any
Transaction
Security
and
the
aggregate
value
of
those
assets
is
less
than
R20,000,000
(twenty
million
Rand)
(or
its
equivalent
in
another
currency or currencies); or
29.8.2
that
expropriation,
attachment,
sequestration,
implementation
of
any
business
rescue
plan,
distress or execution is being contested in good faith and
with due diligence and is discharged
or set aside within 14 days.
29.9 Legal proceedings
29.9.1
Any member of
the Covenant Group or
Holdco fails to
discharge in full,
within 5 Business
Days
of the
due date, any
amount payable pursuant
to a
final judgment
or order made
or given by
any court or
other authority
of competent
jurisdiction in any
litigation, arbitration,
administrative,
governmental, regulatory
or other
investigations, proceedings
or enquiry
(including any
such
investigations, proceedings
or enquiry
by any
competition authority,
environmental authority,
tax authority or sector specific regulatory authority).
29.9.2
For the purposes of clause
29.9.1
above, a final judgment or order
means a judgment or order
-
29.9.2.1
which is not appealable or is
appealable but in respect of which
the period for the lodging
of an appeal
has lapsed
and the applicable
member of the
Covenant Group
or Holdco has
failed to institute appeal proceedings; and
29.10
which is not
capable of rescission or
is capable of
rescission but in
respect of which
the period for
applying for rescission
has lapsed and
the applicable member
of the Covenant
Group or Holdco
has
failed
to
apply
for
rescission
or
has
applied
for
rescission
of
such
judgment
or
order
and
the
application for rescission has been denied.
29.11 Cessation of business
A
Group
Company
or
Security
Provider
suspends,
ceases,
or
threatens
to
suspend
or
cease,
to
carry
on all
or a
substantial part
of
its
business or
to
change the
nature of
its business
from that
undertaken at the Original Signature Date.
29.12 Finance Documents

29.12.1
It is
or becomes
unlawful for
a party
(other than
a Finance
Party) to
a Finance
Document to
perform any of its obligations under the Finance Documents.
29.12.2
Any obligation of a
party (other than
a Finance Party)
to a Finance Document,
under a Finance
Document, for any reason, becomes unlawful or is not or ceases to be
-
29.12.2.1
legal, valid or binding; or
29.12.2.2
enforceable or effective
in accordance with
its terms, or
is alleged by
a party to
it (other
than a Finance Party) to be ineffective in accordance with its terms.
29.12.3
Any
Transaction
Security
created
or
expressed
to
be
created
or
evidenced
by
a
Security
Document, or any subordination
created under a Finance
Document, for any reason,
becomes
unlawful or is not or ceases to be -
29.12.3.1
legal, valid or binding; or
29.12.3.2
enforceable or
effective, or
is alleged
by a
party to
it (other
than a
Finance Party) to
be
ineffective,
fails
or
ceases
to
establish
the
ranking
and
the
priority
of
claims
which
it
purports to create.
29.12.4
A party (other
than a
Finance Party)
to a Finance
Document repudiates
that Finance
Document
or evidences an intention to repudiate a Finance Document.
29.13 Material adverse change
Any
event
or
circumstance
occurs
which
the
Majority
Lenders
reasonably
believe
has
or
is
reasonably likely to have a Material Adverse Effect.
29.14 Audit qualification
The Auditors qualify
the audited annual
consolidated financial statements of
Holdco or the
audited
annual financial statements of any other Obligor.
29.15 Expropriation
29.15.1
The authority or ability
of Holdco, any member of
the Covenant Group or Security
Provider to
conduct
its
business
is
wholly
or
substantially
curtailed
by
any
seizure,
expropriation,
nationalisation,
intervention, restriction
or
other
action
by
or
on
behalf
of any
governmental,
regulatory or other authority or other person.
29.15.2
By the authority of any governmental, regulatory or other authority or other person -
29.15.2.1
the management
of any
member of
the Covenant
Group or
any Security
Provider is
wholly
or substantially replaced; or

29.15.2.2
all or a majority of the shares of a member of the Covenant Group or a Security Provider or the whole or any part of
its assets or revenues is seized, expropriated or compulsorily acquired.
29.16 Material Agreements
29.16.1
A member
of the
Covenant Group
does not
comply with
any material
provision of
a Material
Agreement to which it is a party which would allow
the counterparty to terminate (whether with
or without notice).
29.16.2
Any Material Agreement ceases to
be in full force
and effect by operation
of law or by
reason
of the default of any member of the Covenant Group.
29.17 Acceleration
If an Event of Default
is continuing, the Facility
Agent may, by notice to the Term/RCF Borrower and
without prejudice
to any
other rights
or remedies
which a
Finance Party
may have
under any
Finance
Document or at law -
29.17.1
cancel
all
or
any
part
of
the
Total
Commitments
(whereupon
they
shall
immediately
be
cancelled);
29.17.2
declare that
all or
part of
the Loans,
together with
accrued interest,
all other
Senior Term Facility
Outstandings under the Senior Term Facility and all other Senior RCF Outstandings under the
Senior RCF -
29.17.2.1
are
immediately due
and payable
(whereupon they
shall become
immediately due
and
payable); and/or
29.17.2.2
are payable on demand (whereupon they shall immediately become payable on demand by the Facility Agent);
29.17.3
claim
immediate payment
of
all
or part
of
any Loans
and other
Senior Facility
Outstandings
(whereupon they shall be immediately payable); and/or
29.17.4
exercise or
direct the Debt
Guarantor to
exercise any or
all of
its rights,
remedies, powers or
discretions under the Security Documents.
30 CHANGES TO THE LENDERS
30.1 Cessions and delegations by the Lenders

30.1.1
Subject
to
this
clause
30
,
a
Lender
(the
Existing
Lender
)
may
cede
and/or
delegate
(a
Transfer
) any
or all
of its
rights and/or
obligations under
this Agreement,
any Senior
Facility
Agreement to which it is a party and/or under any other Finance Document to another bank or financial institution or
to a trust,
fund or other
entity which is
regularly engaged
in or established
for the purpose of making, purchasing or investing in loans, securities or other financial assets
(a
New
Lender
),
provided
that
an
Existing
Lender
shall
be
required
to
Transfer
a
pro
rata
portion
of
its
rights
and
obligations
under
each
Senior
Facility
Agreement
in
relation
to
any
Transfer.
30.1.2
Each
Obligor
consents
to
any
splitting
of
claims
which
may
arise
as
a
result
of
a
Transfer
implemented under this Agreement.
30.2 Conditions of Transfer
30.2.1
The consent of the Term/RCF
Borrower is not required for a Transfer
by an Existing Lender if
-
30.2.1.1
the New Lender is another Lender or an Affiliate of a Lender;
30.2.1.2
the New Lender is a person identified in Annexure H (Acceptable Lenders);
or
30.2.1.3
a Default is continuing.
30.2.2
Except
as
detailed above,
the
express consent
of
the
Term/RCF
Borrower is
required
for
a
Transfer
to
a
prospective
New
Lender.
Where
the
consent
of
the
Term/RCF
Borrower
to
a
Transfer is required that consent must not be unreasonably withheld or delayed.
30.2.3
The Term/RCF
Borrower will be deemed to have given its consent 10 Business Days after the
Existing
Lender
has
requested
it,
unless
consent
is
expressly
refused
by
the
Term/RCF
Borrower within that time.
30.2.4
A Transfer will only be effective if the procedure set out in clause
30.4 below
is complied with.
30.2.5
Each New Lender, by executing
the relevant Transfer Certificate
confirms, for the
avoidance of
doubt, that the Facility
Agent has authority to execute
on its behalf any
amendment or waiver
that has been approved by or on behalf of the requisite Lender or Lenders in accordance with
this Agreement on or prior to the date on which the Transfer becomes effective in accordance
with this
Agreement and
that it
is bound
by that
decision to
the same
extent as
the
Existing
Lender would have been had it remained a Lender.
30.3 Limitation of responsibility of Existing Lenders
30.3.1
Unless
expressly
agreed
to
the
contrary,
an
Existing
Lender
makes
no
representation
or
warranty and assumes no responsibility to a New Lender for -

30.3.1.1
the legality,
validity, effectiveness,
adequacy or enforceability of the Finance Documents
or any other documents;
30.3.1.2
the financial condition of any Obligor;
30.3.1.3
the
performance
and
observance
by
any
Obligor
of
its
obligations
under
the
Finance
Documents or any other documents; or
30.3.1.4
the accuracy of
any statements
(whether written
or oral)
made in or
in connection
with any
Finance Document or any other document,
and any representations or warranties implied by law are excluded.
30.3.2
Each New Lender confirms to the Existing Lender and the other Finance
Parties that it -
30.3.2.1
has made
(and shall
continue to
make) its
own independent
investigation and
assessment
of the financial condition and affairs of
each Obligor and its related entities in connection
with its participation
in this Agreement
and has not
relied exclusively on
any information
provided to it by the Existing Lender in connection with any Finance
Document; and
30.3.2.2
will
continue
to
make
its
own
independent
appraisal
of
the
creditworthiness
of
each
Obligor
and
its
related
entities
whilst
any
amount
is
or
may
be
outstanding
under
the
Finance Documents or any Commitment is in force.
30.3.3
Nothing in any Finance Document obliges an Existing Lender to
-
30.3.3.1
accept a re-Transfer
from a New Lender of
any of the rights
and obligations Transferred
under this clause
30
; or
30.3.3.2
support any losses directly
or indirectly incurred by
the New Lender by
reason of the non-
performance by any
Obligor of its obligations
under the Finance
Documents or otherwise.
30.4 Procedure for transfer
30.4.1
Subject to the conditions
set out in clause
30.2 above
a Transfer is effected in
accordance with
clause
30.4.3 below
when the
Facility Agent
executes an
otherwise duly
completed Transfer
Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to clause
30.4.2 below
, as soon
as reasonably practicable after
receipt by it
of a duly
completed Transfer Certificate
appearing on
its face
to comply
with the
terms of
this Agreement
and delivered
in accordance
with the
terms of
this Agreement,
execute that
Transfer Certificate.

30.4.2
The Facility Agent shall only be
obliged to execute a Transfer
Certificate delivered to it by the
Existing Lender and
the New Lender
once it is
satisfied it
has complied
with all necessary
know
your customer or other similar checks under all applicable laws and regulations that apply to it
(if any) in relation to the transfer to such New Lender.
30.4.3
On the Transfer Date -
30.4.3.1
the
Transfer
shall
take
effect
under
the
Finance
Documents
so
that
the
rights
and/or
obligations
which
are
the
subject
of
the
Transfer
shall
be
ceded
and
delegated by
the
Existing Lender to the New Lender (being the Transferred Rights and Obligations );
30.4.3.2
each of the Obligors shall perform their obligations and
exercise their rights in relation to
the
Transferred
Rights
and Obligations
in
favour
of
or
against
the
New Lender,
as
the
case may be;
30.4.3.3
the Facility Agent, the
New Lender and other
Lenders shall acquire the
same rights and
assume
the
same
obligations
between
themselves
as
they
would
have
acquired
and
assumed
had
the
New
Lender
been
an
Original
Senior
Lender
with
the
rights
and/or
obligations comprising the Transferred Rights and Obligations;
30.4.3.4
the Existing Lender shall be released from
further obligations to each other Lender
under
the Finance Documents to the extent of the Transferred Rights and Obligations; and
30.4.3.5
the New Lender shall become a Party as a
Lender .
30.5 Costs resulting from a change of Lender
If -
30.5.1
a Lender Transfers any of its rights or obligations under the Finance Documents; and
30.5.2
as
a
result
of
circumstances
existing
at
the
date
the
Transfer
occurs,
an
Obligor
would
be
obliged to
make a Tax
Payment (as defined
in clause
19
(Tax
Gross-up and Indemnities))
or
pay any Increased Cost (as defined in clause
20
(Changes in Costs)),
then, unless the Transfer is
made by a Lender in order to
mitigate any circumstances giving rise to
the Tax Payment, Increased Cost
or a right
to be prepaid
and/or cancelled
by reason of
illegality, the
Obligor need
only pay
that Tax
Payment or
Increased Cost
to the
same extent
that it
would have
been obliged to if the Transfer had not occurred.

30.6
Copy of Transfer Certificate to the Term/RCF Borrower
The Facility
Agent shall
send to
the Term/RCF Borrower
a copy
of each
Transfer Certificate
executed
by it in
accordance with
clause
30.4.1 above
as soon as
reasonably practicable
after it has
executed
any such Transfer Certificate.
30.7 Accession of Hedge Counterparties
30.7.1
No
person
providing
hedging
arrangements
to
any
Obligor
shall
be
entitled
to
share
in
any
Transaction Security or
to benefit from any
guarantee or indemnity in respect of
any amounts
which are or may become
owing to it under those
hedging arrangements, and no such
amount
will be
treated as
Hedge Counterparty Outstandings,
unless that
person is
or becomes
party
(as Hedge Counterparty) to -
30.7.1.1
this Agreement;
30.7.1.2
the Intercreditor Agreement; and
30.7.1.3
the Subordination Agreement (to the extent one is entered into).
30.7.2
A person shall not become party
to any Finance Document as a
Hedge Counterparty (and no
amounts
which
are
or
may
become
owing
to
it
will
be
treated
as
Hedge
Counterparty
Outstandings for purposes of a Finance Document), unless -
30.7.2.1
the Facility Agent has consented to that person becoming a Hedge Counterparty (except that
this
requirement
will
not
apply
to
a
person
which
is
a
Lender
or
an
Affiliate
of
a
Lender);
30.7.2.2
as at
the date
of its
proposed accession
to this
Agreement, the
Hedging Documents
to
which it is party comply with the terms of this Agreement; and
30.7.2.3
that person has executed and delivered to the Facility Agent an Accession
Letter.
30.7.3
Subject to the requirements of this clause
30.7
, with effect from the date of acceptance by the
Facility Agent
of an
Accession Letter
duly executed
and delivered
to the
Facility Agent
by a
person
who proposes
to
accede to
the
Finance Documents
as a
Hedge Counterparty
(or,
if
later,
the
date
specified
in
that
Accession
Letter),
that
person
shall
become
party
to
this
Agreement,
the
Intercreditor
Agreement, the
Subordination Agreement
(to
the
extent
one
is
entered into)
and the
other Finance
Documents as
a Hedge
Counterparty and
shall assume
the same obligations and become
entitled to the same
rights, as if it had been
an original party
to those Finance Documents as a Hedge Counterparty.
30.8 Accession of WCF Lenders

30.8.1
No person providing a Working
Capital Facility to any Obligor
shall be entitled to share in
any
Transaction Security or
to benefit from any
guarantee or indemnity in respect of
any amounts
which are or may become owing to it under that Working Capital Facility, and no such amount
will be treated
as WCF Outstandings,
unless that person
is or becomes
party (as WCF
Lender)
to -
30.8.1.1
this Agreement;
30.8.1.2
the Intercreditor Agreement; and
30.8.1.3
the Subordination Agreement (to the extent one is entered into).
30.8.2
A person shall
not become party
to any Finance
Document as a
WCF Lender (and
no amounts
which are
or may
become owing to
it will
be treated
as WCF
Outstandings for
purposes of
a
Finance Document), unless -
30.8.2.1
the Facility Agent
has consented
to that person
becoming a WCF
Lender (except
that this
requirement will not apply to a person which is a Lender or an
Affiliate of a Lender); and
30.8.2.2
that person has executed and delivered to the Facility Agent an Accession
Letter.
30.8.3
Subject to the requirements of this clause
30.7
, with effect from the date of acceptance by the
Facility Agent
of an
Accession Letter
duly executed
and delivered
to the
Facility Agent
by a
person who proposes to
accede to the Finance
Documents as a WCF
Lender (or,
if later,
the
date specified in that Accession Letter), that person shall become party to this Agreement, the
Intercreditor Agreement, the
Subordination Agreement (to the
extent one is
entered into) and
the other
Finance Documents as
a WCF
Lender and shall
assume the
same obligations and
become
entitled
to
the
same
rights,
as
if
it
had
been
an
original
party
to
those
Finance
Documents as a WCF Lender.
31 CHANGES TO THE OBLIGORS
31.1 Transfers by the Obligors
No
Obligor
may
cede
any
of
its
rights
nor
delegate
any
of
its
obligations
under
the
Finance
Documents.
31.2 Additional WCF Borrower
31.2.1
Subject to
compliance with the
provisions of clause
26.11
(Know your
customer checks), the
Term/RCF
Borrower may
request that
(i) any
wholly-owned member
of the
Covenant Group
becomes an Additional WCF
Borrower.
That member of
the Covenant Group
shall become a
WCF Borrower if -
31.2.1.1
all the Lenders approve the addition of that member;

31.2.1.2
the
Term/RCF
Borrower
delivers
to
the
Facility
Agent
a
duly
completed
and
executed
Accession Letter;
31.2.1.3
the Term/RCF
Borrower confirms that no Default is continuing or would occur as a result of that member of the Covenant Group becoming an Additional WCF Borrower;
and
31.2.1.4
the Facility Agent has received
all of the documents and
other evidence listed in
Part II of
Annexure D
(
Conditions precedent
) in
relation to
the Additional
WCF Borrower,
each in
form and substance satisfactory to the Facility Agent.
31.2.2
The Facility Agent shall
notify the Term/RCF Borrower and the Lenders as
soon as reasonably
practicable upon
being satisfied that
it has
received (in
form and
substance satisfactory to
it)
all the documents and other evidence listed in Part II of
Annexure D
(
Conditions precedent ).
31.3 Additional Guarantors
31.3.1
If the Term/RCF
Borrower -
31.3.1.1
requests that a member of the
Covenant Group becomes an Additional Guarantor and
if
the Lenders consent thereto;
or
31.3.1.2
is
required
under
this
Agreement
to
ensure
that
any
member
of
the
Covenant
Group
becomes
an
Additional
Guarantor
(including
without
limitation,
if
a
member
of
the
Covenant
Group
becomes a
WCF
Borrower
or
a
Material
Subsidiary
after
the
Original
Signature Date),
it must give not less than 10 Business Days' prior notice to the Facility Agent.
31.3.2
The Term RCF Borrower shall
ensure that any
member of the
Covenant Group
which becomes
a Material Subsidiary
after the Original
Signature Date becomes
an Additional
Guarantor by no
later than
the date
10 Business
Days after
the date
on which
that entity
becomes a
Material
Subsidiary.
31.3.3
The Term/RCF Borrower must ensure
that any such
member of the
Covenant Group (including
Adumo and its subsidiaries listed above, once they become members of the Covenant Group)
supplies to the Facility
Agent all the documents and evidence
set out in Part
II of
Annexure D
( Conditions Precedent ), in form and substance satisfactory to it.
31.3.4
The relevant member
of the Covenant
Group (subject to
the Lenders' prior
written consent in
circumstances
where
the
Term/RCF
Borrower
has
requested
that
such
member
of
the
Covenant Group becomes a Guarantor to ensure that compliance with clause
28.29.1)
-
31.3.4.1
will become an Additional Guarantor ;

31.3.4.2
will accede and become bound as an Indemnifier under (and
as defined in) the Counter-
indemnity Agreement;
31.3.4.3
if incorporated
in South
Africa, will
accede and
become bound
as an
Additional Cedent
under (and as defined
in) the Security Cession &
Pledge and will, to
the extent relevant,
grant
any
other
Security
referred
to
in
clause
1
(South
African
Obligors
and
Material
Subsidiaries) of Annexure G (Transaction Security);
31.3.4.4
if incorporated in a jurisdiction other
than South Africa, must grant
such Security as may
be required
in terms
of clause
110
(Non-South African
Obligors and
Material Subsidiaries)
of Annexure G (Transaction Security) under the laws of its jurisdiction of incorporation or formation,
31.3.5
on
the
date
of
the
Accession
Letter
executed
by
it
and
provided
that
the
Facility
Agent
is
satisfied that such entity become an Additional Guarantor.
31.4 Repetition of Representations
Delivery
of
an
Accession
Letter
constitutes
confirmation
by
the
relevant
Subsidiary
that
the
Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.
31.5 Resignation of a Guarantor
31.5.1
The
Term/RCF
Borrower
may
request
that
a
Guarantor
(other
than
Holdco
or
a
Borrower)
ceases to be a Guarantor and an
Indemnifier under the Counter-indemnity Agreement,
and be
released from any Security Document to
which it is a
party,
by delivering to the
Facility Agent
a Resignation Letter.
31.5.2
The Facility Agent
shall accept
a Resignation Letter
and notify the
Term/RCF Borrower and the
Lenders of its acceptance if -
31.5.2.1
no
Default
is
continuing or
would
result
from
the
acceptance
of
the
Resignation
Letter
(and the Term/RCF Borrower has confirmed this is the case); and
31.5.2.2
all the Lenders have consented to the Term/RCF Borrower's request.
32 FACILITY AGENT
32.1
Under the Intercreditor Agreement –
32.1.1
each Lender
has appointed
the Facility
Agent to
act as
its facility
agent under
and in
connection
with the Finance Documents;

32.1.2
each Hedge
Counterparty and
WCF Lender
has appointed
the Facility
Agent to
act as
its facility
agent
under
and
in
connection
with
the
Finance
Documents,
other
than
the
day-to-day
administration of the Hedging Documents and the WCF Documents,
32.1.3
WesBank has appointed
the Facility Agent
to act as
its facility agent under
and in connection
with the Finance, other than the day-to-day administration of the
WesBank Agreements;
including, in respect of
the Senior Term
Facilities and the Senior
RCF,
the disbursement of Loans,
the receipt of amounts payable to the Lenders under the Finance Documents, any amendments of,
or
waivers
or
consents
under,
the
applicable
Finance
Documents,
the
receipt
of
documents
and
information
required to
be delivered
to
the
Lenders under
the
Finance Documents,
the
receipt of
notices
from
the
Term/RCF
Borrower
to
the
Finance
Parties
(or
any
of
them)
under
the
Finance
Documents, and the
giving of notices to
the Term/RCF
Borrower by the Finance
Parties (or any of
them) under the Finance Documents (together, the Agency Matters ).
32.2
A reference to
the Facility
Agent in any
Finance Document,
is a
reference to
the Facility Agent
acting
in its capacity as such.
32.3
The Obligors –
32.3.1
may assume that the
Facility Agent is duly
authorised to represent the
other Finance Parties in
all Agency Matters
and that all
actions taken
by the Facility
Agent in connection
with an Agency
Matter are duly authorised; and
32.3.2
are not entitled
nor obliged directly
to deal with,
or act
on the instructions
of, a Finance
Party
other than the Facility Agent, unless expressly otherwise provided in a Finance Document.
32.4
A reference
in a
Finance Document to
any action undertaken
or required
to be
undertaken by
the
Facility
Agent
in
relation
to
an
Agency
Matter
(including the
exercise
of
any
discretion
under
the
Finance Documents) is a
reference to the
Facility Agent acting as
the duly authorised
agent of the
Finance Parties.
32.5
An Obligor shall have no claim against the Facility
Agent for the recovery of any losses or damages
which it may
suffer as a
result of anything
which the
Facility Agent
does, or
omits to do,
in performing
its functions
as the
Facility Agent
under the
Finance Documents
(unless such
losses or
damages
arise by reason of gross negligence or wilful default of the Facility Agent alone).
33 SHARING AMONG THE FINANCE PARTIES
33.1 Payments to Finance Parties
If a Finance Party (a Recovering Finance Party
) receives or recovers any amount from an
Obligor
other than in accordance with clause
36
(Payment Mechanics) (a
Recovered Amount ) and applies
that amount to a payment due under the Finance Documents then -

33.1.1
the
Recovering
Finance
Party
shall,
within
3
Business
Days,
notify
details
of
the
receipt
or
recovery, to the Facility Agent;
33.1.2
the Facility
Agent shall determine
whether the
receipt or
recovery is
in excess
of the
amount
the Recovering Finance
Party would have
been paid had
the receipt or
recovery been received
or
made
by
the
Facility
Agent
and
distributed
in
accordance
with
clause
36
(Payment
Mechanics), without taking account of
any Tax
which would be imposed on
the Facility Agent
in relation to the receipt, recovery or distribution; and
33.1.3
the Recovering Finance Party
shall, within 3
Business Days of
demand by the
Facility Agent,
pay to the Facility Agent an amount (the Sharing Payment ) equal to such receipt or recovery less
any
amount
which
the
Facility
Agent
determines
may
be
retained
by
the
Recovering
Finance Party as its share of any payment to be made.
33.2 Redistribution of payments
The Facility Agent shall treat
the Sharing Payment as if
it had been paid by
the relevant Obligor and
distribute it
between the
Finance Parties
(other than
the Recovering
Finance Party)
(the
Sharing
Finance
Parties
)
in
accordance
with
the
Intercreditor
Agreement
towards
the
obligations
of
that
Obligor to the Sharing Finance Parties.
33.3 Recovering Finance Party's rights
33.3.1
On
a distribution
by the
Facility Agent
under clause
33.2 above
of a
payment received
by a
Recovering Finance
Party from
an Obligor,
as between
the relevant
Obligor and
the Recovering
Finance
Party,
an
amount
of
the
Recovered
Amount
equal
to
the
Sharing
Payment
will
be
treated as not having been paid by that Obligor.
33.3.2
If
and to
the
extent that
the
Recovering Finance
Party
is
not
able to
rely on
its
rights
under
clause
33.3.1
above
(that
is,
an
amount
equal
to
the
Sharing
Payment is
treated
as
having
been paid by
the relevant Obligor),
the Obligors shall
be liable to
the Recovering Finance
Party
for a debt equal to the Sharing Payment which is immediately due and payable.
33.4 Reversal of redistribution
If any part of the
Sharing Payment received or recovered by
a Recovering Finance Party becomes
repayable and is repaid by that Recovering Finance Party, then -
33.4.1
each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that
Recovering Finance Party an
amount equal to the appropriate
part of its
share
of
the
Sharing
Payment
(together
with
an
amount
as
is
necessary
to
reimburse
that
Recovering Finance Party for its proportion of any interest on the Sharing Payment which that
Recovering Finance Party is required to pay) (the Redistributed Amount);
and

33.4.2
as between the relevant Obligor
and each relevant Sharing
Finance Party, an amount equal to
the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
33.5 Exceptions
33.5.1
This clause
33
shall not apply to the extent that the Recovering Finance Party would not, after making any
payment pursuant
to this
clause, have
a valid
and enforceable
claim against
the
Obligors.
33.5.2
A Recovering Finance Party
is not obliged to
share with any other
Finance Party any amount
which the
Recovering Finance
Party has
received or
recovered as
a result
of taking
legal or
arbitration proceedings, if -
33.5.2.1
it notified that other Finance Party of the legal or arbitration proceedings;
and
33.5.2.2
that
other
Finance
Party
had
an
opportunity
to
participate
in
those
legal
or
arbitration
proceedings but did not do
so as soon as
reasonably practicable having received notice
and did not take separate legal or arbitration proceedings.
34 CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will -
34.1
interfere
with
the
right
of
any
Finance
Party
to
arrange
its
affairs
(tax
or
otherwise)
in
whatever
manner it thinks fit;
34.2
oblige any Finance Party to investigate or claim
any credit, relief, remission or repayment available
to it or the extent, order and manner of any claim; or
34.3
oblige any Finance
Party to disclose
any information relating to
its affairs (tax
or otherwise) or
any
computations in respect of Tax.
35 FINANCE PARTY RIGHTS
Clauses
32
(The Facility
Agent) to
clause
34
(Conduct of
business by
the Finance
Parties) are
for the
benefit of the Finance Parties only. The Obligors do not have any rights or benefits under those clauses.
36
PAYMENT
MECHANICS
36.1 Payments to the Facility Agent
36.1.1
On each date on which
an Obligor or a Lender
is required to make a
payment under a Finance
Document (other than a Hedging Document or a WCF Agreement or a WesBank Agreement),
that Obligor
or Lender
shall make the
same available to
the Facility
Agent (unless a
contrary
indication
appears
in
a
Finance
Document)
in
Rand
for
value
by
no
later
than
12h00
(Johannesburg time) on the due date and in such funds specified by the Facility Agent.

36.1.2
All such payments
shall be made
to such account
in South Africa
with such bank
as the Facility
Agent may specify by notice to the Term/RCF Borrower. Until otherwise notified by the Facility
Agent from time to time, its bank account details for these purposes are as follows -
Account Name -
XXX
Bank -
XXX
Account Number XXX
Branch Name -
XXX
Branch Code -
XXX
Reference -
XXX
36.2 Distributions to an Obligor
The Facility
Agent may
(with the
consent of
the Obligor
or in
accordance with
clause
37
(Set-off))
apply
any
amount
received
by
it
for
that
Obligor
in
or
towards
payment
(on
the
date
and
in
the
currency and funds of receipt) of any amount due from that Obligor under the Finance Documents.
36.3 Clawback
36.3.1
Where a
sum is
to be
paid to
the Facility
Agent under
the Finance
Documents for
another Party,
the Facility Agent is not obliged to pay
that sum to that other Party (or to enter
into or perform
any related exchange
contract) until it
has been able
to establish to
its satisfaction that
it has
actually received that sum.
36.3.2
If
the
Facility
Agent
pays
an
amount
to
another
Party
and
it
proves to
be
the
case
that
the
Facility Agent had
not actually received
that amount, then
the Party to
whom that amount
(or
the proceeds of
any related
exchange contract)
was paid
by the Facility
Agent shall
on demand
refund the
same to
the Facility
Agent together
with interest
on that
amount from
the
date of
payment to the date
of receipt by the
Facility Agent, calculated by the
Facility Agent to reflect
its cost of funds.
36.4 No set-off by Obligors
All payments
to be
made by
an Obligor
under the
Finance Documents
shall be
calculated and
be
made without (and free and clear of any deduction for) set-off or counterclaim (except, in relation to a Hedging Document, as expressly otherwise permitted under
clause
28.15
(Hedging Policy)).
36.5 Partial payments
36.5.1
Subject to
clause
12.9
(Application of
partial prepayments)
in respect
of the
application of
partial
payments as between
the Senior Term Facility Lenders and
Senior RCF Lenders,
if the Facility
Agent receives
a payment
that is
insufficient to
discharge all
the amounts
then due
and payable
by
an
Obligor
under
the
Finance
Documents,
the
Facility
Agent
shall
apply
that
payment
towards the obligations of that Obligor under the Finance Documents in the following order -

36.5.1.1 first
, in
or towards
payment
pro rata
of any
unpaid fees,
costs and
expenses of
the Facility
Agent under the Finance Documents;
36.5.1.2 second
,
in
or
towards
payment
pro
rata
of
any accrued
interest, fees,
Break
Costs
or
commission
due
but
unpaid
under
the
Finance
Documents
(other
than
in
respect
of
a
termination or a close-out of a Hedging Document);
36.5.1.3 third
, in or
towards payment
pro rata
of any principal
due but unpaid
under the Finance
Documents
and
amounts
payable
under
the
Hedging
Document
in
respect
of
a
termination or a close-out of a Hedging Document;
36.5.1.4 fourth
, in
or towards
payment
pro rata
of any
other sum
due but
unpaid under
the Finance
Documents.
36.5.2
This clause
36.5
will override any appropriation made by
an Obligor other than in accordance
with clause
12.9
(Application of partial prepayments).
36.6 Business Days
36.6.1
If a payment under
the Finance Documents is due
on a day which
is not a Business
Day, the
due date for
that payment will
instead be the
next Business Day
in the same
calendar month
(if there is one) or the preceding Business Day (if there is not).
36.6.2
During
any
extension
of
the
due
date
for
payment
of
any
principal
or
Unpaid
Sum
under
a
Senior Facility
Agreement interest
is payable
on the
principal or
Unpaid Sum
at the
rate payable
on the original
due date, subject
to any provisions
in a Senior
Facility Agreement relating
to the
accrual and payment of default interest.
36.7 Currency of account
36.7.1
Subject to
the provisions
of this
clause below,
Rand is
the currency
of account
and payment
for any sum due from an Obligor under any Finance Document.
36.7.2
Each payment in respect
of costs, expenses or
Taxes
shall be made in
the currency in which
the costs, expenses or Taxes are incurred.
36.7.3
Any amount expressed to be payable in a currency other than Rand shall be paid in that other currency.
36.8 Disruption to Payment Systems etc.
If either the Facility
Agent determines (in its discretion) that
a Disruption Event has occurred or
the
Facility Agent is notified by the Term/RCF Borrower that a Disruption Event has occurred -

36.8.1
the Facility Agent may, and shall if
requested to do so
by the Term/RCF Borrower, consult with
the Term/RCF Borrower with a view to agreeing with
the Term/RCF Borrower such changes to
the operation
or administration
of the
Facilities as
the Facility
Agent may
deem necessary
in
the circumstances;
36.8.2
the Facility Agent shall not
be obliged to consult
with the Term/RCF Borrower in relation to any
changes mentioned in clause
36.8.1 above
if, in its opinion, it is not practicable to do so in the
circumstances and, in any event, shall have no obligation
to agree to such changes;
36.8.3
the Facility Agent shall
consult with the Finance Parties
in relation to any
changes mentioned
in clause
36.8.1 above
but shall not be obliged to do so if, in its opinion, it is not practicable to
do so in the circumstances;
36.8.4
any
such
changes
agreed
upon
by
the
Facility
Agent
and
the
Term/RCF
Borrower
shall
(whether or not
it is finally
determined that a
Disruption Event has
occurred) be binding
upon
the Parties as
an amendment to (or,
as the case may
be, waiver of) the
terms of the
Finance
Documents notwithstanding the provisions of clause
40
(Amendments and Waivers);
36.8.5
the Facility Agent shall not be liable for any damages, costs or losses whatsoever arising as a result of its
taking, or failing
to take,
any actions pursuant
to or
in connection with
this clause
36.8
; and
36.8.6
the
Facility
Agent
shall notify
the
Finance
Parties
of
all
changes
agreed
pursuant
to
clause
36.8.4 above.
37 SET-OFF
A Finance Party
may set off
any matured obligation
due from an
Obligor under the
Finance Documents
(to
the
extent
beneficially
owned
by
that
Finance
Party)
against
any
matured
obligation
owed
by
that
Finance Party
to that
Obligor,
regardless of
the place
of payment,
booking branch or
currency of
either
obligation. If the obligations are in different
currencies, the Finance Party may
convert either obligation at
a market rate of exchange in its usual course of business for the purpose of the set-off.
38 CALCULATIONS AND CERTIFICATES
38.1 Accounts
In any litigation or arbitration proceedings arising out
of or in connection with a
Finance Document,
the
entries made
in
the accounts
maintained
by a
Finance Party
are
prima
facie evidence
of
the
matters to which they relate.
38.2 Certificates and Determinations
Any
certification
or
determination
by
a
Finance
Party
of
a
rate
or
amount
under
any
Finance
Document is,
in the
absence of
manifest error, prima
facie evidence
of the
matters to
which it
relates.

38.3 Day count convention
Any interest, commission
or fee accruing
under a
Finance Document
will accrue
from day
to day and
is calculated on the basis
of the actual number of
days elapsed and a year
of 365 days (irrespective
of whether the year in question is a leap year).
39 NOTICES
39.1 Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by email or letter.
39.2 Addresses
The
address
and
email
address
(and
the
department
or
officer,
if
any,
for
whose
attention
the
communication
is to
be made)
of
each
Party
for
any
communication or
document
to
be
made
or
delivered under or in connection with the Finance Documents is
-
39.2.1
in the case of Holdco -
Address -
President Place, Jan Smuts Ave &, Bolton Rd, Rosebank,
Johannesburg, 2196
Email address -
XXX with a copy to XXX
For the attention of -
Chief Financial Officer - Daniel Smith
39.2.2
the case of the Term/RCF Borrower -
Address -
President Place, Jan Smuts Ave &, Bolton Rd, Rosebank,
Johannesburg, 2196
Email address -
XXX with a copy to XXX
For the attention of -
Chief Financial Officer - Daniel Smith
39.2.3
in the
case of
each other
Obligor,
the address
and other
details specified
for the
Term/RCF
Borrower in clause
39.2.1 above;
39.2.4
in the case of the Facility Agent (in its capacity as such) -
Address -
1 Merchant Place - 16th Floor
cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email address -
XXX
XXX

XXX
XXX
XXX
XXX
XXX
XXX
For the attention of -
Head of Transaction Management - Investment Banking Division
39.2.5
in the case of the Debt Guarantor -
Address -
TMF Building
2 Conference Lane, Bridgewater One, Block 1, Bridgeways
Precinct, Century City, 7446
Email address -
XXX
For the attention of -
The Managing Director
39.2.6
in
the
case
of
each
Original
Senior
Lender
(in
its
capacity
as
such),
the
address
and
other
details specified opposite its name in Part II of
Annexure C
(The Parties);
39.2.7
in the case of any other Lender or Obligor, those details notified in writing to the Facility Agent on or before the date on which it becomes a Party,
or any
substitute address
or email
address or
department or
officer as
the Party
may notify
to the
Facility Agent
(or the
Facility Agent
may notify
to the
other Parties,
if a change
is made
by the
Facility
Agent) by not less than five Business Days' notice.
39.3 Domicilia
39.3.1
Each Party chooses its
physical address provided under or
pursuant to clause
39.2 above
as
its
domicilium citandi
et executandi
at which documents
in legal proceedings
in connection with
a Finance Document may be served.
39.3.2
Any Party may by written notice to the other Parties change its domicilium
from time to time to
another address, not being a post office box or a poste restante , in South Africa, provided that any such
change shall
only be
effective on
the fourteenth
day after
deemed receipt
of the
notice
by the other Parties under clause
39.4 below.
39.4 Delivery
39.4.1
Any
communication
or
document
made
or
delivered
by
one
person
to
another
under
or
in
connection with the Finance Documents will -

39.4.1.1
if by way of email, be
deemed to have been received on the first Business Day
following
the date of transmission;
39.4.1.2
if delivered by hand, be deemed to have been received at the time of delivery; and
39.4.1.3
if by way
of courier service, be
deemed to have been
received on the
seventh Business
Day following the date of such sending,
and provided,
if a
particular department
or officer
is specified
as part
of its
address details
under
clause
39.2
above
,
if
such
communication
or
document
is
addressed
to
that
department
or
officer.
39.4.2
Any communication or document to be made or delivered to the Facility Agent will be effective
only when actually received by the Facility
Agent and then only if it is expressly
marked for the
attention of the department
or officer identified with
the Facility Agent's signature
below (or any
substitute department or officer as the Facility Agent shall specify for this purpose).
39.5 Obligors
39.5.1
Subject
to
clause
39.5.11
,
all
communications under
the
Finance Documents
to
or
from
the
Term/RCF Borrower must
be sent
through the
Facility Agent.
In respect
of a
Hedging Document
-
39.5.2
this requirement applies to ordinary course settlement, valuation and rate reset notices, only if a Default is continuing;
39.5.3
any communication in connection with
a default or a
termination notice must be
copied to the
Facility Agent at the time it is given to any other Party.
39.5.4
Subject
to
clause
39.5.11
,
all
communications
under
the
Finance
Documents
to
or
from
an
Obligor (other than the Term/RCF Borrower) must be sent through the Term/RCF
Borrower.
39.5.5
Each
Obligor
(other
than
the
Term/RCF
Borrower)
by
its
execution of
this
Agreement
or
an
Accession
Letter
irrevocably
appoints
the
Term/RCF
Borrower
(acting
through
one
or
more
authorised signatories)
to act
on its
behalf as
its agent
in relation
to the
Finance Documents
and irrevocably authorises -

39.5.5.1
the
Term/RCF
Borrower
on
its
behalf
to
supply
all
information
concerning
itself
contemplated by
this Agreement
to the
Finance Parties
and to
give all
notices, information
and instructions (including, in the case of
a Borrower, Utilisation Requests) to execute on
its
behalf all
documents under
or
in connection
with the
Finance Documents
(including
any Accession Letter), to make
such agreements and to effect the
relevant amendments,
supplements
and
variations
capable
of
being
given,
made
or
effected
by
any
Obligor
notwithstanding
that
they
may
affect
the
Obligor,
without
further
reference
to
or
the
consent of that Obligor; and
39.5.5.2
each Finance
Party to
give any
notice, demand
or other
communication to
that Obligor
pursuant to the Finance Documents to the Term/RCF Borrower,
and in each case the
Obligor shall be bound as
though the Obligor itself had
given the notices,
information and instructions
or executed or
made the agreements
or effected the
amendments,
supplements or variations, or received the relevant notice, demand or other communication.
39.5.6
Every
act,
omission,
agreement,
undertaking,
settlement,
waiver,
amendment,
supplement,
variation, notice or other communication given
or made by the Term/RCF Borrower or given to
the
Term/RCF
Borrower
under
any
Finance
Document
on
behalf
of
another
Obligor
or
in
connection
with
any
Finance
Document
(whether
or
not
known
to
any
other
Obligor
and
whether occurring
before or
after such
other Obligor
became an
Obligor
under any
Finance
Document) shall
be binding
for all
purposes on
that Obligor
as if
that Obligor
had expressly
made, given or concurred with it.
39.5.7
The respective liabilities of each
of the Obligors under the
Finance Documents shall not be in
any way affected by -
39.5.7.1
any
actual or
purported irregularity
in
any
act
done, or
failure to
act,
by the
Term/RCF
Borrower;
39.5.7.2
the Term/RCF
Borrower acting (or purporting to act) in any respect outside any authority conferred upon it by any Obligor; or
39.5.7.3
any actual
or purported
failure by,
or inability
of, the
Term/RCF
Borrower to
inform any
Obligor of receipt by it of any notification under the Finance Documents.
39.5.8
In
the
event
of
any
conflict
between
any
notices or
other
communications of
the
Term/RCF
Borrower and any other Obligor, those of the Term/RCF
Borrower shall prevail.
39.5.9
Any communication given to the Term/RCF
Borrower in connection with a Finance Document
will be deemed to have been given also to the other Obligors.

39.5.10
A Finance
Party may
assume that
any communication
made by
the Term/RCF
Borrower on
behalf of an Obligor is made with the knowledge and consent of that Obligor.
39.5.11
The Parties record that -
39.5.11.1
a WCF Lender shall be entitled
to communicate and transact directly
with any member of
the
Covenant
Group
in
respect
of
the
day
to
day
administration
and
operation
of
the
applicable Working Capital Facility;
39.5.11.2
a
Hedge
Counterparty
shall
be
entitled
to
communicate
and
transact
directly
with
any
member of the Covenant Group in respect of
the day to day administration and
operation
of the applicable Hedging Document to which it is a Party; and
39.5.11.3
WesBank shall be
entitled to communicate and transact
directly with any member of
the
Covenant Group
in respect
of the
day to
day administration
and operation
of the
applicable
WesBank Facility.
39.6 Notification of address and email address
Upon receipt of
notification of an address
or email address
or change of
address or email
address
pursuant
to
clause
39.2 above
,
or
changing its
own address
or
email address,
the
Facility Agent
shall notify the other Parties as soon as reasonably practicable.
39.7 Electronic communication
39.7.1
Any communication
to be
made between
the Facility
Agent and
a Lender
under or
in connection
with the Finance Documents may be made by electronic mail or other electronic means, if the
Facility Agent and the relevant Lender -
39.7.1.1
agree
that,
unless
and
until
notified
to
the
contrary,
this
is
to
be
an
accepted
form
of
communication;
39.7.1.2
notify each
other in
writing of
their electronic
mail address
and/or any
other information
required to enable the sending and receipt of information by that means; and
39.7.1.3
notify each
other of
any change
to their
address or
any other
such information
supplied
by them.
39.7.2
Any electronic communication made between the Facility Agent and a Lender will be effective only when actually received in readable form and in the case of any electronic communication made by a Lender to the
Facility Agent only if it is
addressed in such a manner as
the Facility
Agent shall specify for this purpose.
39.8 English language

Any notice or other document
given under or in connection with
any Finance Document must be in
English.
40 AMENDMENTS AND WAIVERS
40.1
A term of the
Finance Documents may be amended
or waived only with
the consent of the
Facility
Agent (acting
on the
instructions of
the applicable
Finance Parties
under the
Intercreditor Agreement)
and the Obligors.
40.2
The Facility
Agent may
effect and
execute, on
behalf of
any Finance
Party, any amendment
or waiver
permitted by this clause.
40.3
No amendment
or waiver
contemplated by
this clause
40
shall be
of any
force or
effect unless
in
writing and signed by or on behalf of the relevant Parties.
40.4
An
amendment
of
any
provision
of
clause
32
(The
Facility
Agent)
may
be
effected
without
the
consent of
or notice
to any
Obligor,
provided that
such amendment
does not
place any
additional
obligation or liability on any Obligor.
40.5
Each Obligor agrees to any such amendment or waiver permitted by this clause
40
which is agreed
to
by
the
Term/RCF
Borrower.
This
includes any
amendment or
waiver which
would,
but
for
this
clause
40.5
, require the consent of all of the Obligors.
41 CONFIDENTIALITY
41.1 Confidential Information
Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone,
save
to
the
extent
permitted
by
clause
41.2
below
,
and
to
ensure
that
all
Confidential
Information is
protected with
security measures
and a
degree of
care that
would apply
to its
own
confidential information.
41.2 Disclosure of Confidential Information
Any Finance Party may disclose -
41.2.1
to any of its
Affiliates and Related Funds and
any of its or their
officers, directors, employees,
professional advisers, auditors,
partners and Representatives
such Confidential Information
as
that
Finance
Party
shall
consider
appropriate
if
any
person
to
whom
the
Confidential
Information is to be given pursuant
to this clause
41.2.1
is informed in writing of its
confidential
nature and that some or
all of such Confidential Information
may be price-sensitive information
except
that
there
shall
be
no
such
requirement
to
so
inform
if
the
recipient
is
subject
to
professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

41.2.2
to any other person -
41.2.2.1
to (or through) whom it
Transfers (or may potentially Transfer)
all or any of its
rights and
obligations under
this
Agreement and
to
any of
that
person's Affiliates,
Related
Funds,
Representatives and professional advisers;
41.2.2.2
with (or
through) whom
it enters
into (or
may
potentially enter
into), whether
directly or
indirectly,
any
sub-participation
or
other
credit
participation
in
relation
to,
or
any
other
transaction under which payments are to be made or
may be made by reference to, one
or
more
Finance
Documents
and/or
one
or
more
Obligors
and
to
any
of
that
person's
Affiliates, Related Funds, Representatives and professional advisers;
41.2.2.3
appointed
by
any
Finance
Party
or
by
a
person
to
whom
clauses
41.2.2.1
or
41.2.2.2
above
applies
to
receive
communications, notices,
information
or
documents
delivered
pursuant to the Finance Documents on its behalf;
41.2.2.4
who invests
in or
otherwise finances
(or may
potentially invest
in or
otherwise finance),
directly or indirectly, any transaction referred to in clauses
41.2.2.1
or
41.2.2.2 above;
41.2.2.5
to whom information
is required or
requested to be
disclosed by any
court of competent
jurisdiction
or
any
governmental,
banking,
taxation
or
other
regulatory
authority,
rating
agency
or
similar
body,
the
rules
of
any
relevant
stock
exchange
or
pursuant
to
any
applicable law or regulation;
41.2.2.6
to whom information is required to be
disclosed in connection with, and for the purposes
of,
any
litigation,
arbitration,
administrative
or
other
investigations,
proceedings
or
disputes;
41.2.2.7
who is a Party; or
41.2.2.8
with the express prior consent of the Term/RCF Borrower,
41.2.3
in each case, such Confidential Information as that Finance Party shall consider appropriate if
-
41.2.3.1.1
in relation to clauses
41.2.2.1
,
41.2.2.2
and
41.2.2.3 above
, the person to whom
the
Confidential Information
is to be
given has
entered into
a Confidentiality
Undertaking
except
that
there
shall
be
no
requirement
for
a
Confidentiality
Undertaking
if
the
recipient
is
a
professional
adviser
and
is
subject
to
professional
obligations
to
maintain the confidentiality of the Confidential Information;

41.2.3.1.2
in relation
to clause
41.2.2.4 above
, the person
to whom the
Confidential Information
is to
be given has
entered into a
Confidentiality Undertaking or
is otherwise bound
by
requirements
of
confidentiality
in
relation
to
the
Confidential
Information
they
receive
and
is
informed that
some
or
all
of
such
Confidential
Information may
be
price-sensitive information; and
41.2.3.1.3
in relation to clauses
41.2.2.5
,
41.2.2.6
and
41.2.2.7 above
, the person to whom
the
Confidential Information is to be given is informed of its confidential nature and that
some
or
all
of
such
Confidential
Information
may
be
price-sensitive
information
except that
there shall
be no
requirement to
so inform
if, in
the opinion
of that
Finance
Party, it is not practicable so to do in the circumstances; and
41.2.4
to any rating agency (including
its professional advisers) such Confidential
Information as may
be required to be
disclosed to enable
such rating agency
to carry out its
normal rating activities
in relation to any Finance Party, the Finance Documents and/or the Obligors.
41.3 Entire agreement
This clause
41
constitutes the entire agreement between the Parties in relation to the obligations of the
Finance
Parties
under
the
Finance
Documents
regarding
Confidential
Information
and
supersedes
any
previous
agreement,
whether
express
or
implied,
regarding
Confidential
Information.
41.4 Inside information
Each of the Finance Parties
acknowledges that some or all of
the Confidential Information is or
may
be price-sensitive
information and that
the use
of such
information may be
regulated or
prohibited
by applicable
legislation including
securities law
relating to
insider dealing
and market
abuse and
each
of
the
Finance
Parties
undertakes
not
to
use
any
Confidential
Information for
any
unlawful
purpose.
41.5 Notification of disclosure
Each
of
the
Finance Parties
agrees (to
the
extent
permitted by
law
and
regulation) to
inform the
Term/RCF
Borrower -
41.5.1
of
the
circumstances
of
any
disclosure
of
Confidential Information
made
pursuant
to
clause
41.2.2.4 above
except where such disclosure is made to any of the persons referred to in that clause during the ordinary course of its supervisory or regulatory function; and
41.5.2
upon becoming aware
that Confidential
Information has
been disclosed
in breach of
this clause
41.
41.6 Continuing obligations

The obligations in this
clause
41
are continuing and, in
particular, shall
survive and remain binding
on each Finance Party for a period of twelve months from the earlier of -
41.6.1
The date on
which all
amounts payable
by the
Obligors under or
in connection
with the Finance
Documents
have
been
paid
in
full
and
all
Commitments
have
been
cancelled
or
otherwise
cease to be available; and
41.6.2
the date on which all amounts on which such Finance Party otherwise ceases to be a Finance
Party.
42 GENERAL PROVISIONS
42.1 Sole agreement
The Finance Documents constitute the sole record of the
agreement between the Parties in regard
to the subject matter thereof.
42.2 No implied terms
No Party
shall be
bound by
any express
or implied
term, representation, warranty,
promise or
the
like, not recorded in a Finance Document.
42.3 Rights and remedies
42.3.1
No failure to exercise,
nor any delay in
exercising, on the part of
any Finance Party,
any right
or
remedy
under the
Finance
Documents
shall
operate
as
a
waiver,
nor
shall
any
single
or
partial exercise of any right
or remedy prevent any further or
other exercise or the exercise of
any other right
or remedy.
The rights and remedies
of each Finance
Party under the
Finance
Documents -
42.3.1.1
are cumulative and not exclusive of its rights under the general law;
42.3.1.2
may be exercised as often as the Finance Party requires; and
42.3.1.3
may be waived only in writing and specifically.
42.3.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.
42.4 Extensions and waivers

No latitude,
extension of
time or
other indulgence
which may
be given
or allowed
by any
Party to
any other Party in respect of the performance of any obligation or enforcement of any right under a
Finance Document, and no single or
partial exercise of any right by any Party, shall be construed to
be an implied consent by such
Party or operate as a waiver
or a novation of, or otherwise
affect any
of
that
Party’s
rights
under
or
in
connection
with
a
Finance
Document
or
estop
such
Party
from
enforcing,
at
any
time
and
without
notice,
strict
and
punctual
compliance
with
each
and
every
provision or term of a Finance Document.
42.5 Partial invalidity
If, at any time, any provision of a Finance Document
is or becomes illegal, invalid, unenforceable
or
inoperable in
any respect
under any
law of
any jurisdiction,
neither the
legality, validity, enforceability
or operation of the remaining provisions nor the
legality, validity,
enforceability or operation of such
provision under
the law
of any
other jurisdiction
will in
any way
be affected
or impaired.
The term
inoperable
in this clause
42.5
shall include, without limitation,
inoperable by way of
suspension or
cancellation.
42.6 Renunciation of benefits
Each Obligor
renounces, to
the extent
permitted under
applicable law,
the benefits
of each
of the
legal exceptions of
excussion, division, revision of
accounts, no value
received,
errore calculi , non
causa debiti , non numeratae pecuniae
and cession of actions, and declares that it understands the meaning of each such legal exception and the effect of such renunciation.
42.7 Further assurances
Each Obligor
must perform,
or procure
the performance,
of all
further things,
and execute
and deliver
(or
procure
the
execution
and
delivery)
of
all
further
documents,
as
may
be
required
by
any
applicable law or regulation or as may be
necessary or desirable to implement or give effect
to this
Agreement and the other Finance Documents and the transactions contemplated therein.
42.8 Independent advice
Each Obligor acknowledges
that it
has been free
to secure independent
legal and other
advice as
to the nature and
effect of all of
the provisions of
the Finance Documents
and that it has
either taken
such independent legal and other advice or dispensed with
the necessity of doing so. Further, each
Obligor
acknowledges
that
all
of
the
provisions
of
each
Finance
Document
and
the
restrictions
therein
contained
are
part
of
the
overall
intention
of
the
Parties
in
connection
with
the
Finance
Documents.
42.9 Counterparts

Each Finance
Document may
be executed
in any
number of
counterparts, and
this has
the same
effect as if the signatures on the counterparts were on a single copy of the
Finance Document.
43 GOVERNING LAW
This Agreement and
any non-contractual obligations arising
out of or
in connection with
it are governed
by South African law.
44 JURISDICTION
44.1
The Parties
hereby irrevocably and
unconditionally consent to
the non-exclusive jurisdiction
of the
High
Court
of
South
Africa
(Gauteng
Local
Division,
Johannesburg)
(or
any
successor
to
that
division) in regard to all matters arising from the Finance Documents
(including a dispute relating to
the existence,
validity or
termination of
a Finance
Document or
any non-contractual
obligation arising
out of or in connection with a Finance Document) (a dispute ).
44.2
The Parties agree that the courts of South Africa are the most appropriate and convenient courts to settle disputes. The
Parties agree not
to argue to
the contrary and
waive objection to this
court on
the
grounds of
inconvenient forum
or
otherwise in
relation to
proceedings in
connection with
any
Finance Document.
44.3
This clause
44
is for the
benefit of the
Finance Parties only.
As a result, no
Finance Party shall be
prevented from
taking proceedings
relating to
a dispute
in any
other court
with jurisdiction.
To
the
extent
allowed
by
law,
a
Finance
Party
may
take
concurrent
proceedings
in
any
number
of
jurisdictions.
45 WAIVER OF IMMUNITY
Each Obligor irrevocably and unconditionally -
45.1
agrees not to claim any immunity
from suit, execution, attachment or
other legal process brought
by
a Finance
Party against
it in
relation to
a Finance
Document, and
to ensure
that no
such claim
is
made on its behalf;
45.2
consents generally
to the
giving of
any relief
or the
issue of
any process
in connection
with those
proceedings; and
45.3
waives any
right
it may
have to
claim for
itself or
any of
its assets
immunity from
suit, execution,
attachment or other legal process.
[SIGNATURE PAGES
HAVE BEEN INTENTIONALLY
OMMITTED]

ANNEXURE
C - THE PARTIES
Part I
The Original Obligors
Term/RCF Borrower
Jurisdiction of
Incorporation /
formation
Registration
number
(or equivalent, if
any)
1 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
Name of WCF Borrowers
Jurisdiction of
Incorporation /
formation
Registration
number
(or equivalent, if
any)
1
Cash Connect Management Solutions
Proprietary Limited
South Africa 2006/010530/07
2
EasyPay Financial Services Proprietary
Limited
South Africa 1998/020799/07
3 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
4 Adumo (RF) Proprietary Limited
South Africa
2017/540380/07
5
Cash Connect Rentals Proprietary
Limited
South Africa 2009/007139/07
6 Main Street 1723 Proprietary Limited South Africa 2019/300711/07
7
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07

Name of Original Guarantors
Jurisdiction of
Incorporation /
formation
Registration
number
(or equivalent, if
any)
1 Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
2 Lesaka Technologies, Inc.
State of Florida,
United States
P9700001098
3 Prism Holdings Proprietary Limited South Africa 1998/018949/07
4
Lesaka Finance Holdings Proprietary
Limited (previously named "Net1 Finance
Holdings Proprietary Limited")
South Africa 1998/020801/07
5
Lesaka Alternative Digital Products
Proprietary Limited (previously named
"EasyPay Proprietary Limited")
South Africa 1983/008597/07
6
Prism Payment Technologies Proprietary
Limited
South Africa 1990/005062/07
7
Cash Connect Management Solutions
Proprietary Limited
South Africa 2006/010530/07
8 Deposit Manager Proprietary Limited South Africa 2010/016889/07
9
Cash Connect Rentals Proprietary
Limited
South Africa 2009/007139/07
10 Main Street 1723 Proprietary Limited
South Africa
2019/300711/07
11
EasyPay Financial Services Proprietary
Limited
South Africa
1998/020799/07
12 GAAP Point-of-Sale Proprietary Limited South Africa 1999/003571/07
13
Lesaka Payments Proprietary Limited
(previously named "Adumo Payments
Proprietary Limited")
South Africa 2015/427833/07
14 Adumo Payouts Proprietary Limited
South Africa
2005/010672/07
15
Lesaka Merchant Technologies
Proprietary Limited (previously named
"Adumo Technologies Proprietary
Limited")
South Africa 2000/029811/07
16
Adumo Management Company
Proprietary Limited
South Africa
2021/147994/07
17 Adumo (RF) Proprietary Limited
South Africa
2017/540380/07
1
8
Ovobix (RF) Proprietary Limited
South Africa
2013/068120/07

19
Luxanio 227 Proprietary Limited
South Africa
2018/605739/07
20
K2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07
21
EasyPay Cash Proprietary Limited South Africa 2001/028826/07
22
Lesaka Utilities Proprietary Limited
(previously named "Recharger
Proprietary Limited")
South Africa 2022/218906/07

Part II
The Original Senior Lenders
under the Senior Term Facilities and Senior RCF

Original
Senior
Lenders
Address for Purposes of clause
39
(Notices)
Senior Term
Facility A
Commitment
Senior Term
Facility B
Commitment
Senior RCF
Commitment
[Column 1] [Column 2] [Column 3] [Column 4] [Column 5]
1 .
FirstRand
Bank Limited
(acting through
its Rand
Merchant Bank
division)
1 Merchant Place, 16th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email
XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX
Att -
Head
of
Transaction
Management
-
Investment
Banking
R1,609,245,740.62
R746,493,641.20 The amount of
voluntary
prepayments of
Senior Term
Facility A Loans
which were
made by that
Original Senior
Lender

2 Investec Bank
Limited (acting
through its
Investment
Banking
division:
Corporate
Solutions
100
Grayston
Drive,
Sandown,
Sandton,
Johannesburg, 2196
Email- XXX
Attention:
Head of Investment Banking
R546,493,641.20 R253,506,358.80 The amount of
voluntary
prepayments of
Senior Term
Facility A Loans
which were
made by that
Original Senior
Lender
R2,155,739,381.82 R1,000,000,000

1
ANNEXURE
D - CONDITIONS PRECEDENT
Part I
Conditions Precedent to Initial Utilisation
1. OBLIGORS AND SECURITY PROVIDERS
1.1
A copy of the constitutional documents of each Obligor and Security
Provider.
1.2
A copy of
a resolution of
the board of
directors of
each Obligor
and Security
Provider which is
a party
to a Finance Document, to the extent applicable -
1.2.1
approving the
terms of,
and the
transactions contemplated
by, the Finance
Documents to
which
it is a party and resolving that it execute the Finance Documents to which it is a party;
1.2.2
authorising it, for all purposes required under sections 45
and/or 46 of the Companies Act (as
applicable), to provide the " financial assistance
" and to make any
"
distribution " that may arise
as a result of its entry into the Finance Documents to which it is a party;
1.2.3
authorising a
specified person
or persons
to execute
the Finance
Documents to
which it
is a
party on its behalf; and
1.2.4
authorising a specified person or persons,
on its behalf, to sign and/or
despatch all documents
and
notices
to
be
signed
and/or
despatched
by
it
under
or
in
connection
with
the
Finance
Documents to which it is a party.
1.3
To
the
extent applicable,
a copy
of a
special resolution
duly
passed by
the
holders of
the
issued
shares of each Obligor and Security
Provider authorising it, for all purposes required
under section
45 of the Companies Act, to provide the " financial assistance " that may arise as a result of its entry into the Finance Documents to which it is a party.
1.4
To
the
extent
required
by
the
Companies
Act,
any
other
applicable
law
or
the
constitutional
documents of an Obligor
and Security Provider, a copy of a
resolution duly passed by
the holders of
the issued shares of that Obligor or
Security Provider, approving the terms of,
and the transactions
contemplated by, the Finance Documents to which that Obligor or Security Provider is a party.
1.5
A specimen
of the
signature of
each person
authorised by
the resolution
referred to
in clause
1.2
above.
1.6
A certificate of an authorised signatory of each Obligor and each other Security Provider -
1.6.1
confirming that
borrowing, guaranteeing
or securing,
as appropriate,
the Total
Commitments
would
not
cause
any
borrowing,
guaranteeing,
securing
or
similar
limit
binding
on
it
to
be
exceeded; and
1.6.2
certifying that each
copy document
relating to it
specified in this
Part I of
Annexure D
is correct,
complete and in full force and effect as at a date no earlier than the Closing
Date.
1.6.3
no
Default
has
occurred
or
is
continuing
or
will
result
from
the
execution
of
the
Finance
Documents;
1.6.4
the representations and warranties set out in clause
25
(Representations) are true and correct
in all respects;

2
1.6.5
no
event
or
series
of
events
or
circumstances has
occurred
or
arisen
which,
in
that
entity’s
opinion, is likely to have a Material Adverse Effect;
1.6.6
no
investigation,
litigation,
arbitration
or
administrative
proceedings
of
or
before
any
court,
arbitral
body,
competent
competition
authority
or
other
regulatory
authority
or
government
agency
which,
if
adversely
determined,
will
have
or
is
reasonably
likely
to
have
a
Material
Adverse Effect have,
to the
best of its
knowledge and
belief, been started
or threatened
against
it or any member of the Covenant Group; and
1.6.7
no
event
or
circumstance
has
arisen,
and
there
has
been
no
change
in
circumstances,
in
relation to any Environmental Matters since 30 June 2024.
1.7
In relation to Holdco -
1.7.1
a certificate as to the active status
of Holdco from the Florida Department
of State, in form and
substance satisfactory to the Facility Agent and its counsel; and
1.7.2
a solvency certificate signed
by the chief financial
officer or chief
accounting officer of Holdco
in form and substance satisfactory to the Facility Agent.
2. Legal opinions
2.1
A legal
opinion of
Werksmans Inc,
legal advisers to
the Finance
Parties, addressed
to the
Facility
Agent for
and on
behalf of
the Finance
Parties, substantially in
the form
distributed to
the Original
Senior Lenders prior
to signing this
Agreement in respect
of the legality,
validity and enforceability
of the Finance Documents.
2.2
A
legal
opinion
of
Webber
Wentzel
attorneys,
legal
advisers
to
the
Obligors
in
South
Africa,
addressed to
the Facility
Agent for
and on
behalf of
the Finance
Parties, substantially
in the
form
distributed to the Original Senior Lenders
prior to signing this Agreement,
in respect of the capacity,
powers and
authority of
the Obligors
and other
Security Providers
which are
party to
the Finance
Documents, to enter
into and perform
their obligations under
the Finance Documents
and the
due
execution of those documents.
2.3
A legal opinion
of McDermott
Will & Emery, LLP, legal advisers to
the Finance Parties
in the US]
and
in
the
State
of
Florida
addressed
to
the
Facility
Agent
for
and
on
behalf
of
the
Finance
Parties,
substantially in the
form distributed to
the Original Senior
Lenders prior to
signing this Agreement,
in
respect of
the capacity, powers
and authority
of Holdco
to enter
into and
perform its
obligations under
the Finance Documents and the due execution of those documents under
Florida law.
3. Finance Documents
3.1
An original of each of the following Finance Documents duly entered into by each Party to it -
3.1.1
the Original Common Terms Agreement;
3.1.2
the Original Senior Term Facility
A Agreement;
3.1.3
the Original Senior Term Facility B Agreement;
3.1.4
the Original Senior RCF Agreement;
3.1.5
each WCF Agreement;
3.1.6
each WesBank Agreement;

3
3.1.7
the Lesaka Release Agreement;
3.1.8
the Cash Connect Management Release Agreement;
3.1.9
the Debt Guarantee;
3.1.10
the Counter-indemnity Agreement;
3.1.11
each Security Structure Document;
3.1.12
each Security Agreement;
3.1.13
the Fee Letters; and
3.1.14
the Further Rights Letter.
3.2
The following
documents of
title and related
documents in
relation to
shares and
other securities
that
are subject to Transaction Security -
3.2.1
the original share certificates (or applicable certificates of title in respect of other securities);
3.2.2
an original
securities transfer
form duly
executed by
the relevant
Obligor (undated
and left
blank
as to the transferee);
3.2.3
a resolution by
the directors of
each company the
shares of which
are subject to
Transaction
Security,
acknowledging the pledge
and agreeing to
give effect
to any transfer
of shares that
may occur as a result;
3.2.4
any waivers
of pre-emptive
rights which
may be
required in
respect of
any shares
which are
subject to the Transaction Security; and
3.2.5
all other documents of title required to be provided under the
Security Documents.
3.3
A
copy
of
all
notices
required
to
be
sent,
acknowledgements
required
to
be
delivered
and
other
documents required
to be
executed under
the Security
Documents, duly
executed by
the persons
party thereto.
3.4
A copy
of the
securities register of
Holdco,
each other Obligor
and each member
of the
Covenant
Group whose shares are subject to the Transaction Security.
4. Regulatory authorisations
All regulatory approvals required for the implementation of the transactions contemplated by the Finance
Documents (including to the extent
that any such approval is
required to establish any Security
under the
Security Documents).
5. Credit Approval
The approval of
the credit
committee of each
Original Lender
of the grant
of the Facilities
to the Borrowers
under the Finance Documents.

4
6. Know Your Customer Requirements
Such documentation and other evidence as is reasonably requested by the Facility
Agent (for itself or on
behalf of
any other
Finance Party)
to carry
out and
be satisfied
that it
has complied
with all
necessary
know your customer or similar identification procedures under applicable laws and regulations (including the
Financial
Intelligence
Centre
Act,
2001)
pursuant
to
the
transactions
contemplated
in
the
Finance
Documents.
7. Other documents and evidence
7.1
Evidence
that
the
fees,
costs
and
expenses
then
due
from
the
Term/RCF
Borrower
pursuant
to
clause
18
(Fees), clause
19.5
(Stamp taxes) and
clause
23
(Costs and expenses)
have been paid
or will be paid by the first Utilisation Date.
7.2
A Compliance Certificate dated on or
about the Closing Date which demonstrates
that the Borrower
will comply with the provisions of clause
27.1
(Undertaking in relation to Financial Condition) if such
Financial Covenants
were to
be calculated
as
at the
first
Utilisation Date,
taking into
account the
amount of such Utilisations.
7.3
Evidence to the satisfaction of the Facility Agent that Cash
Connect Management has paid any and
all interest which would
be due and payable
by it, on the
first Utilisation Date, in
terms of the Cash
Connect Management Facilities Agreement.
7.4
A copy of the Original Financial Statements.
7.5
Evidence that all required Insurances are in place.
7.6
A copy of any other authorisation or other document, opinion or assurance which the Facility Agent considers
to
be
necessary
or
desirable
(if
it
has
notified
the
Term/RCF
Borrower
accordingly)
in
connection
with the
entry into
and performance
of
the
transactions contemplated
by any
Finance
Document or for the validity and enforceability of any Finance Document.

5
Part II
Conditions Precedent Required to be
Delivered by an Additional Obligor and/or in relation to further
Transaction Security
1
An Accession Letter, duly executed by the Additional Obligor and the Term/RCF Borrower.
46
A copy of the constitutional documents of the Additional Obligor.
47
A copy of a resolution of the board of directors of the Additional
Obligor -
47.1
approving the terms
of, and the
transactions contemplated
by, the Accession Letter and
the Finance
Documents and resolving that it execute the Accession Letter;
47.2
in the case
of an Additional Obligor,
authorising it, for all
purposes required under sections
45 and
46 of
the Companies
Act, to
provide the
"
financial assistance
" and
to make
any "
distribution " that
may arise as a result of its entry into
the Finance Documents to which it is
a party (or, in the case of
any
Additional
Obligor
incorporated
in
a
jurisdiction
other
than
South
Africa,
any
equivalent
authorisations required under the laws of such jurisdiction);
47.3
authorising a specified person or persons to execute the Accession
Letter on its behalf; and
47.4
authorising a specified
person or persons,
on its behalf,
to sign and/or
despatch all other
documents
and notices
to be
signed and/or
despatched by
it under
or in
connection with
the Finance
Documents.
48
A copy
of a
special resolution duly
passed by
the holders
of the
issued shares of
an Additional
Obligor
authorising it, for
all purposes required
under section 45
of the Companies
Act, to provide
the "
financial
assistance
" that may arise as a result of
its entry into the Finance Documents to which it is
a party (or in
the case
of any
Additional Obligor incorporated
in a
jurisdiction other
than South
Africa, any
equivalent
authorisations required under the laws of such jurisdiction).
49
To
the extent required with reference to
the constitutional documents of an Additional Obligor,
a copy of
a
resolution
duly
passed
by
the
holders
of
the
issued
shares of
that
Additional
Obligor,
approving
the
terms of, and the transactions contemplated by, the Finance Documents to which that Additional Obligor is a party.
50
A specimen of the signature of each person authorised by the resolution referred to in clause
47 above.
51
A certificate
of the
Additional Obligor
(signed by
a director)
confirming that
borrowing and/or
guaranteeing,
as
appropriate,
the
Total
Commitments
would
not
cause
any
borrowing,
guaranteeing
or
similar
limit
binding on it to be exceeded.
52
A certificate of an authorised
signatory of the Additional Obligor
certifying that each copy document
listed
in this
Part II of
Annexure D
is correct, complete
and in
full force and
effect as
at a
date no earlier
than
the date of the Accession Letter.

6
53
If available, the latest audited financial statements of the Additional Obligor.
54
Security Documents
duly executed
by the
Additional Obligor
in respect
of
all Transaction
Security it
is
required to provide in accordance with Annexure G (Transaction Security).
55
Security
Documents
duly
executed
by
the
relevant
member
of
the
Covenant
Group
in
its
capacity
as
shareholder
in
the
Additional
Obligor
in
respect
of
all
Transaction
Security
it
is
required
to
provide
in
accordance with Annexure G (Transaction Security).
56
All documents required
to procure registration
of the notarial
bonds set
out in
Annexure G (Transaction
Security), including a
power of attorney
in favour
of the Finance
Parties' conveyancer
to pass and
register
each such Security Document at the applicable statutory public register.
57
Evidence
that
each
general
notarial
bond
and
deeds
of
hypothecations
of
trademarks,
patents
and
designs,
in
each
case,
referred
to
in
Annexure
G
(Transaction
Security),
if
so
required
by
the
Facility
Agent, has been lodged for registration at the applicable
statutory public registry.
58
The following documents of title and related documents in
relation to shares and other securities that are
subject to Transaction Security -
58.1
the original share certificates (or applicable certificates of title in respect of other securities);
58.2
an original securities transfer form duly executed by the relevant Obligor (undated and left blank as to the transferee);
58.3
a
resolution
by
the
directors
of
each
company
the
shares
of
which
are
subject
to
Transaction
Security,
acknowledging the
pledge and agreeing
to give
effect to
any transfer of
shares that may
occur as a result; and
58.4
all other documents of title required to be provided under the
Security Documents.
59
A copy
of all
notices required
to be
sent, acknowledgements
required to
be delivered
and other
documents
required to be executed under the Security Documents, duly executed by the persons party thereto.
60
A copy of the securities register of the Additional Obligor.
61
All necessary
regulatory approvals to
the satisfaction
of the
Facility Agent required
for the
accession of
the Additional Obligor as an Obligor.
62
A legal opinion of the legal advisers to the Finance Parties and the Facility Agent in South Africa.
63
A legal opinion of the legal advisers to the Obligors in South Africa.
64
In relation to any Additional Obligor incorporated in a
jurisdiction other than South Africa, a legal opinion
from legal counsel in that jurisdiction acceptable to the Facility
Agent.

7
65
If the Additional
Obligor is incorporated
in a jurisdiction
other than
South Africa,
a legal opinion
of the
legal
advisers to the Finance Parties in the jurisdiction in which the Additional Obligor is incorporated.
66
A
copy
of
any
other
authorisation
or
other
document,
opinion
or
assurance
which
the
Facility
Agent
considers
to
be
necessary
or
desirable
in
connection
with
the
entry
into
and
performance
of
the
transactions contemplated
by the
Accession Letter
or for
the validity
and enforceability
of any
Finance
Document.

8
ANNEXURE
E - FORM OF TRANSFER CERTIFICATE
To
-
[
Facility Agent ], as Facility Agent
[●]
[●]
From - [ The Existing Lender ] (the Existing Lender ) and [ the New Lender
]
(the
New Lender )
[●], 20
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1
We refer to the
Agreement. This is
a Transfer Certificate. Terms defined in the Agreement
have the same
meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.
67
We refer to clause
30.4
(Procedure for transfer).
68
The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by
cession and delegation all or part of the Existing Lender's
Commitment, rights and obligations referred to
in the Schedule in accordance with clause
30.4
(Procedure for transfer).
69
The proposed Transfer Date is [●].
70
The address of the
New Lender, email address and
attention details for notices
of the New Lender
for the
purposes of clause
39.2
(Addresses) are set out in the Schedule.
71
On and with effect from the Transfer Date the New Lender -
71.1
becomes party to the Agreement as a [Senior Term Facility Lender] [Senior RCF Lender];
71.2
becomes party to the Intercreditor Agreement;
71.3
undertakes to perform
all the obligations
expressed in the
Agreement, the Intercreditor Agreement
and other applicable Finance Documents to be assumed by a Lender; and
71.4
agrees that it
shall be bound
by all the
provisions of the
Agreement, the
Intercreditor Agreement and
other applicable Finance Documents
as if it had been an
original party to those Finance
Documents
as a Lender.
72
The New
Lender expressly
acknowledges the
limitations on
the Existing
Lender's obligations
set out
in
clause
30.3
(Limitation of responsibility of Existing Lenders).

9
73
This Transfer Certificate may be executed in any number
of counterparts and this has
the same effect as
if the signatures on the counterparts were on a single copy of this Transfer Certificate.
74
This
Transfer
Certificate and
any
non-contractual obligations
arising
out
of
or
in
connection with
it
are
governed by South African law.
75
This
Transfer
Certificate
has
been
entered
into
on
the
date
stated
at
the
beginning
of
this
Transfer
Certificate.
[ EXISTING LENDER ]
By -
[ NEW LENDER ]
By -
[ FACILITY AGENT ]
By -
As Facility Agent and for
and on behalf of each of
the parties to the Agreement
(other than the Existing Lender
and the
New Lender) [and
each of the
parties to the
Intercreditor Agreement (other
than the
Existing Lender
and the New Lender)].
Note -
The
execution
of
this
Transfer
Certificate
may
not
transfer
a
proportionate
share
of
the
Existing
Lender's
interest in
security in
all cases.
It is
the responsibility
of the
New Lender
to ascertain
whether any
other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender's security and, if so, to arrange for execution of those documents and completion of those formalities.

10
THE SCHEDULE
Commitment/rights and obligations to be transferred
[
insert relevant details, including applicable Commitment (or part)
and participation in Loans
]
Part 1
Commitments
Senior Term Facility
A Commitment
Senior Term Facility
B Commitment
Senior RCF
Commitment
[●] [●] [●]
Part 2
Participations in Loans
Senior Term Facility A
Loan
Senior Term Facility B
Loan
Senior RCF Loans
[●] [●] [●]
Part 3
Administrative Details of the New Lender
[ Insert details of address for notices and payment details, etc. ]
This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [●].
[ Facility Agent ]
By
-
ANNEXURE
F - FORMS OF ACCESSION LETTER
PART I - ADDITIONAL GUARANTOR
To
-
[
Facility Agent ], as Facility Agent

11
[●]
[●]
From -
[●] PROPRIETARY
LIMITED
And -
[
SUBSIDIARY ]
[●], 20
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1
We refer to -
75.1
the Agreement; and
75.2
the Security Cession & Pledge (as defined in the Agreement).
76
This is an
Accession Letter.
Terms
defined in the
Agreement have the
same meaning in this
Accession
Letter unless given a different meaning in this Accession Letter.
77
[
Subsidiary ] agrees, with effect from the date of this Accession Letter, to -
77.1
become
an
Additional
Guarantor
under
the
Agreement
and
to
be
bound
by
the
terms
of
the
Agreement as an Additional Guarantor;
77.2
become an
Indemnifier under
(and as
defined in)
the Counter-indemnity
Agreement and
to be bound
by the terms of the Counter-indemnity Agreement as an Indemnifier;
and
77.3
become an
Additional Cedent
under (and
as defined
in) the
Security Cession
& Pledge
and to
be
bound by the terms of the Security Cession & Pledge as an Additional
Cedent,
pursuant to clause
31.3
(Additional Guarantors) of the Agreement.
78
[
Subsidiary
]
(in
its
capacity
as
Additional
Cedent)
pledges
to
the
Debt
Guarantor
all
its
Shares
and
Investments (in each case, as defined in the Security Cession & Pledge) and cedes in securitatem debiti to the Debt
Guarantor all
its Secured Property
(as defined
in the Security
Cession &
Pledge), in
each case
individually
and
collectively
with
all
the
other
Secured
Property
(as
defined
in
the
Security
Cession
&
Pledge), as continuing general covering collateral security for the due, proper and timeous payment and
performance in full
of all the
Secured Obligations (as
defined in the
Security Cession &
Pledge), on the
terms
set
out
in
the
Security
Cession
&
Pledge,
which
pledge
and
cession
the
Debt
Guarantor
(in
its
capacity
as
Debt
Guarantor
under
the
Security
Cession
&
Pledge)
accepts.
For
the
purposes
hereof,
Secured
Property
means
all
the
Secured
Property
(as
defined
in
the
Security
Cession
&
Pledge)
of
[ Subsidiary ].

12
79
With effect
from the
date of
this Accession
Letter the
Security Cession
& Pledge
will be
read and
construed
for all
purposes as if
the Additional Cedent
had been an
original party in
the capacity of
Cedent (but so
that the Security created on this accession
will be created on the date of this Accession Letter).
80
[
Subsidiary ] is a company duly incorporated under the laws of [ name of relevant jurisdiction ].
81
[
Subsidiary's ] administrative details are as follows -
Address - [●]
Email Address -
[●]
Attention -
[●]
82
All representations and warranties
set out in
clause
25
(Representations) are correct on
the date of
this
Accession Letter.
83
This Accession Letter is a Finance Document.
84
This Accession Letter may be executed
in any number of counterparts. This
has the same effect as if the
signatures on the counterparts were on a single copy of this Accession
Letter.
85
This
Accession
Letter
and
any
non-contractual
obligations
arising
out
of
or
in
connection
with
it
are
governed by South African law.
[●] PROPRIETARY
LIMITED
[ SUBSIDIARY ]
By - By -

13
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)
Accepted by the Debt Guarantor -
For and on behalf of -
Bowwood and Main No 408 (RF)
Proprietary Limited
Name
-
Office
-
Date -
(who warrants his authority)

14
PART II - ADDITIONAL WCF BORROWER
To
-
[
Facility Agent ], as Facility Agent
[●]
[●]
From -
[●] PROPRIETARY
LIMITED
And -
[
MEMBER OF THE COVENANT GROUP ]
[●], 20
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1
We refer to -
85.1
the Agreement; and
85.2
the Security Cession & Pledge (as defined in the Agreement).
86
This is an
Accession Letter.
Terms
defined in the
Agreement have the
same meaning in this
Accession
Letter unless given a different meaning in this Accession Letter.
87
[
Subsidiary ] ( Additional WCF Borrower ) agrees, with effect from the date of this Accession Letter, to -
87.1
become
an Additional
WCF Borrower
under the
Agreement
and to
be bound
by the
terms
of the
Agreement as an Additional WCF Borrower;
87.2
become a Borrower under (and as defined
in) the WCF Agreement and to
be bound by the terms of
the WCF Agreement as a Borrower (as defined in the WCF Agreement);
87.3
become an
Indemnifier under
(and as
defined in)
the Counter-indemnity
Agreement and
to be bound
by the terms of the Counter-indemnity Agreement as an Indemnifier;
and
87.4
become an
Additional Cedent
under (and
as defined
in) the
Security Cession
& Pledge
and to
be
bound by the terms of the Security Cession & Pledge as an Additional
Cedent,
pursuant to clause
31.2
(Additional WCF Borrower) of the Agreement.

15
88
The Additional WCF Borrower (in its capacity as Additional Cedent) pledges to the Debt Guarantor all its
Shares
and
Investments
(in
each
case,
as
defined
in
the
Security
Cession
&
Pledge)
and
cedes
in
securitatem debiti
to the
Debt Guarantor
all its
Secured Property
(as defined
in the
Security Cession
&
Pledge), in each
case individually and
collectively with all
the other Secured
Property (as defined
in the
Security
Cession &
Pledge), as
continuing general
covering
collateral security
for the
due,
proper and
timeous payment
and performance
in full
of all
the Secured
Obligations (as
defined in
the Security
Cession
& Pledge),
on the
terms set
out in
the Security
Cession &
Pledge, which
pledge and
cession the
Debt
Guarantor
(in
its
capacity
as
Debt
Guarantor
under
the
Security
Cession
&
Pledge)
accepts.
For
the
purposes hereof, Secured Property
means all the Secured Property (as defined in the Security
Cession
& Pledge) of the Additional WCF Borrower.
89
With effect
from the
date of
this Accession
Letter the
Security Cession
& Pledge
will be
read and
construed
for all
purposes as if
the Additional Cedent
had been an
original party in
the capacity of
Cedent (but so
that the Security created on this accession
will be created on the date of this Accession Letter);
90
The Additional WCF Borrower is a company duly incorporated under the laws of South Africa.
91
The Additional WCF Borrower's administrative details are as follows
-
Address - [●]
Email address -[●]
Attention -
[●]
92
The Repeating Representations are correct on the date of this
Accession Letter.
93
This Accession Letter is a Finance Document.
94
This Accession Letter may be executed
in any number of counterparts. This
has the same effect as if the
signatures on the counterparts were on a single copy of this Accession
Letter.
95
This
Accession
Letter
and
any
non-contractual
obligations
arising
out
of
or
in
connection
with
it
are
governed by South African law.
[ MEMBER OF THE COVENANT GROUP ] [ MEMBER OF THE COVENANT GROUP ]
By - By -

16
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)
Accepted by the Debt Guarantor -
For and on behalf of -
Bowwood and Main No 408 (RF)
Proprietary Limited
Name
-
Office
-
Date -
(who warrants his authority)

17
PART III
- HEDGE COUNTERPARTIES
To
-
[
Facility Agent ], as Facility Agent
[●]
[●]]
From - [ HEDGE COUNTERPARTY ]
[●], 20[●]
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1.
We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same
meaning in this Accession Letter unless given a different meaning in this
Accession Letter.
2.
[
Hedge Counterparty
]
agrees,
with
effect
from
the
date
of
this Accession
Letter,
to
become a
Hedge
Counterparty and to be bound by the terms of -
2.1
the Agreement; [and]
2.2
the Intercreditor Agreement[,][; and
2.3
the Subordination Agreement,]
as a Hedge
Counterparty pursuant
to clause
30.7
(Accession of
Hedge Counterparties)
of the
Agreement.
3.
[
Hedge Counterparty
] is
a company
duly incorporated
under the
laws of
[
name of
relevant jurisdiction
].
4.
[
Hedge Counterparty ] administrative details are as follows -
Address - [●]
Fax No -
[●]
Attention -
[●]
5.
This Accession Letter may be executed
in any number of counterparts. This
has the same effect as if the
signatures on the counterparts were on a single copy of this Accession
Letter.
6.
This
Accession
Letter
and
any
non-contractual
obligations
arising
out
of
or
in
connection
with
it
are
governed by South African law.

18
For and on behalf of -
[ Hedge Counterparty ]
For and on behalf of -
[ Hedge Counterparty ]
Name
-
Name -
Office
-
Office -
(who warrants his authority) (who warrants his authority)
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)

19
PART IV - WCF LENDERS
To
-
[
Facility Agent ], as Facility Agent
[●]
[●]
From - [ WCF LENDER ]
[●], 20
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
7.
We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same
meaning in this Accession Letter unless given a different meaning in this
Accession Letter.
8.
[
WCF Lender
] agrees, with effect
from the date of
this Accession Letter,
to become a WCF
Lender and
to be bound by the terms of -
8.1
the Agreement; [and]
8.2
the Intercreditor Agreement[,]/[; and
8.3
the Subordination Agreement,]
as a WCF Lender, pursuant to clause [ ● ] (Accession of WCF Lenders) of the Agreement.
9.
[
WCF Lender ] is a company duly incorporated under the laws of [ name of relevant jurisdiction ].
10.
[
WCF Lender ] administrative details are as follows -
Address - [●]
Email address -[●]
Attention -
[●]
11.
This Accession Letter may be executed
in any number of counterparts. This
has the same effect as if the
signatures on the counterparts were on a single copy of this Accession
Letter.
12.
This
Accession
Letter
and
any
non-contractual
obligations
arising
out
of
or
in
connection
with
it
are
governed by South African law.

20
For and on behalf of -
[ WCF Lender ]
For and on behalf of -
[ WCF Lender ]
Name
-
Name -
Office
-
Office -
(who warrants his authority) (who warrants his authority)
Accepted by the Facility Agent -
For and on behalf of -
[ Facility Agent ]
For and on behalf of -
[ Facility Agent ]
Name
-
Name -
Office
-
Office -
Date - Date -
(who warrants his authority) (who warrants his authority)
ANNEXURE
G - FORM OF RESIGNATION LETTER
To
-
[
FACILITY AGENT ], as Facility Agent
[●]
[●]
From -
[●] PROPRIETARY
LIMITED
[●], 20[●]
Dear Sirs,

21
1
Lesaka Technologies Proprietary Limited
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1
We refer to the Agreement. This is a Resignation Letter. Terms defined in the Agreement have the same
meaning in this Resignation Letter unless given a different meaning in this
Resignation Letter.
96
Pursuant to clause
31.5
(Resignation of a Guarantor), we request that [resigning Guarantor] be released from -
96.1
its obligations as a Guarantor under the Agreement; and
96.2
its obligations as an Indemnifier under the Counter-indemnity Agreement.
97
We confirm that -
97.1
no Default is continuing or would result from the acceptance of this request; and
97.2
[●].
98
This
Resignation
Letter
and
any
non-contractual
obligations
arising
out
of
or
in
connection
with
it
are
governed by South African law.
Yours faithfully,
Signed - ….......................................... …..........................................
Director Director
[ Term/RCF Borrower ] [ Term/RCF Borrower ]
1
Insert any other conditions required by the Agreement.

22
ANNEXURE
H - FORM OF COMPLIANCE CERTIFICATE
To
-
[
FACILITY AGENT ], as Facility Agent
[●]
[●]
From -
[●] PROPRIETARY
LIMITED
[●], 20[●]
Dear Sirs,
Lesaka Technologies Proprietary Limited
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
1
We refer
to the Agreement.
This is a
Compliance Certificate. Terms
defined in the
Agreement have the
same
meaning
when
used
in
this
Compliance
Certificate
unless
given
a
different
meaning
in
this
Compliance Certificate.
99
We
confirm that
as at
[
relevant testing
date
] (the
Test
Date
) the
following financial
ratios referred
to in
clause
27
(Financial Covenants) were at the levels set out below -
Financial Covenant Ratio
As
Calculated
Covenant
Level
Compliance
[Y / N]
1. Net Debt to EBITDA Ratio [●] [●] [●]
2. Interest Cover Ratio [●] [●] [●]
100
We set out below calculations establishing the figures in clause
99 above
-
[●]
101
We confirm that the following companies were Material Subsidiaries at the Test
Date -
[●]
102
We
confirm
that
the
[financial
statements]/[management
accounts]/[SEC
Form]
which
this
compliance
certificate accompanies fairly
represents the
financial condition of
the Group
as at
the date
as to
which
those [financial statements]/[management accounts/[SEC Form]
were drawn up.
103
[We confirm that no Default is continuing as at the Test Date.]
104 Cure Amount

23
105.1.2
2
104.1.1
[Details
to
be included
as required
in
clauses
27.3
(Equity
Cure) and
27.4
(Cure
Amounts -
Mandatory Prepayment),
and in particular the breach of
the Relevant Financial Covenant, the
application of the Cure Amount within the Cure Period,
and the results of -
104.1.1.1
the
calculations of
all Relevant
Financial Undertakings
before the
payment of
the
Cure
Amount in accordance
with clause
27.4
(Cure Amounts -
mandatory prepayment) and
the
application of clauses
27.3.3
and
27.3.4
; and
104.1.1.2
the
recalculations
of
all
Relevant
Financial
Undertakings
following
the
payment
of
the
Cure Amount
in accordance
with clause
27.4
(Cure Amounts
- mandatory
prepayment)
and the application of clauses
27.3.3
and
27.3.4.
]
105 Obligor coverage
105.1 [
The Obligors are
in compliance with
clause
28.29.1
(Guarantor Coverage).
][
Each of the
following
persons are
required to
become an
Additional Guarantor
in
order for
the Obligors
to
comply with
clause
28.29
-
105.1.1
[●]; and
[●].
]
105.2 [
Each
Material
Subsidiary
is
a
Guarantor.
][
The
following
persons
are
required
to
become
an
Additional Guarantor such that each Material Subsidiary is a Guarantor. ]
106 Group Structure Chart
[Pursuant to clause
26.10.5
, the updated Group Structure Chart is attached hereto as
[schedule 1].]
107 Non-SA Subsidiaries
[The aggregate of the gross assets,
EBITDA (as defined in clause
6.1.128.4
) or total revenue of the
Non-
SA Subsidiaries is [less than]
10% of the total assets,
EBITDA or total revenue of the Covenant Group.]
108 Material Agreement
The following agreements constitute Material Agreements -
108.1.1
[●]; and
108.1.2
[●].
109 Litigation
2
Note - to be updated as applicable.

24
[Pursuant
to
clause
26.10.4
,
the
litigation,
arbitration, administrative
proceeds, liquidation
applications,
winding up applications or business rescue applies which are required to be disclosed are as follows -
109.1.1
[●]; and
109.1.2
[●].
13.
[Please include any other obligations required under the Finance
Documents].
[Yours faithfully,
Signed - ….......................................... …..........................................
Director Director
[Term/RCF Borrower]
[Term/RCF Borrower]

25
ANNEXURE
I - TRANSACTION SECURITY
Each Obligor must enter into Security Documents in favour
of the Debt Guarantor to establish the Security set
out below over the assets described below (except to the extent that any such asset is expressly excluded by
a Security Document from the Security created under
that agreement or otherwise stipulated below) -
1 South African Obligors and Material Subsidiaries
109.2
A
pledge
and
cession
in
securitatem
debiti
by
that
Obligor
(other
than
Holdco)
of
all
the
shares,
securities
and
other
ownership
interests
it
holds,
from
time
to
time,
in
any
Affiliate,
associate
company or another person (other than a Dormant Subsidiary), each incorporated or established in
South Africa, in which
it is invested
(including, in the case
of the Term/RCF Borrower, all the shares,
securities and
other ownership
interests it
holds, from
time to
time, in
the relevant
Obligors (other
than Holdco)),
together with
all its
debt claims
(on shareholder
loan account
or otherwise)
against
any
such
person,
save
for
any
loans
created
pursuant
to
the
Permitted
Cash
Management
Arrangement.
109.3
A
cession
in
securitatem
debiti
by
that
Obligor
(other
than
Holdco)
of
all
its
rights
and
claims
in
respect of bank
accounts maintained in its
jurisdiction of incorporation (including
all cash balances
standing to the credit of those bank accounts),
insurance policies, book debts, Insurance Proceeds,
intellectual property, Disposal Proceeds and all cash and cash equivalents, from time to time.
109.4
A general notarial bond to
be registered over the moveable assets
of each Additional Obligor,
it so
required by the Facility Agent.
109.5
A
mortgage
bond
to
be
registered
over
the
immoveable
property
of
any
Obligor,
if
such
Obligor
acquired immoveable property valued at R10,000,000
(ten million Rand) or more.
110 Non-South African Obligors and Material Subsidiaries
110.1
Each member
of the
Covenant Group
(other than
an Excluded
Subsidiary) holding
shares, securities
and other ownership
interests in
an Obligor or
Material Subsidiary incorporated
in a jurisdiction
other
than
South
Africa must
enter
into
Security
Documents, in
form
and
substance satisfactory
to
the
Facility Agent, in favour of the Debt Guarantor to establish the Security equivalent to that described in clause 1.2 (South African Obligors
and Material Subsidiaries) above
over all its shares, securities
and
other
ownership
interests
it
holds,
from
time
to
time,
in
that
Obligor
or
Material
Subsidiary,
together with
all its
debt claims (on
shareholder loan account
or otherwise) against
that Obligor
or
Material Subsidiary.

26
110.2
In relation to
any Obligor
or Material Subsidiary
incorporated in
a jurisdiction
other than South
Africa,
Holdco must procure that such
member of the Covenant Group
enters into Security Documents, in
form and
substance satisfactory to
the Facility
Agent, in
favour of
the Debt
Guarantor to
establish
the
Security
equivalent
to
that
described
in
clause
1
(South
African
Obligors
and
Material
Subsidiaries) above over its assets (except to
the extent that any such asset
is expressly excluded
by a Security Document from the Security created under that agreement).
111 Holdco
111.1
A pledge and
cession
in securitatem debiti
by Holdco of
its rights, title
and interest in
and to all
of the
shares and claims it holds in the Term/RCF Borrower.
111.2
A cession
in securitatem
debiti
by Holdco
of its
rights, title
and interest
in and
to the
Secured Account.

27
ANNEXURE
J - ACCEPTABLE LENDERS
1. South African Banks
1.1
Absa Bank Limited
1.2
The Standard Bank of South Africa Limited
1.3
Investec Bank Limited
1.4
FirstRand Limited
1.5
Nedbank Group Limited
2. Financial institutions
2.1
Aluwani Capital Partners
2.2
Ashburton Fund Managers Proprietary Limited
2.3
Futuregrowth Asset Management Proprietary Limited
2.4
Liberty Group Limited
2.5
Ninety One SA Proprietary Limited
2.6
Sanlam Life Insurance Limited
3. Affiliates
Any affiliate,
subsidiary or holding
company of the
banks or financial
institutions listed in
this Annexure,
and any fund or entity managed by any of them or any of their affiliates.

28
3
4
ANNEXURE
K - FORM OF CONFIDENTIALITY UNDERTAKING
To
-
[
Insert name of Potential Purchaser/Purchaser’s agent/broker ]
[●]
[●]
[●], 20
Dear Sirs,
Lesaka Technologies Proprietary Limited
Amended and Restated Common Terms Agreement, dated [●], 2026
( the Agreement)
We
understand that
you are
considering [
acquiring
]
[
arranging the
acquisition of
]
an
interest in
the
Senior
Facilities (the Acquisition
). In
consideration of
us agreeing
to make
available to
you certain
information, by
your signature of a copy of this letter you agree as follows -
1. CONFIDENTIALITY UNDERTAKING
You undertake (a) to keep
the Confidential
Information confidential
and not to
disclose it
to anyone except
as provided
for by
clause 2
below and
to ensure
that the
Confidential Information
is protected
with security
measures
and
a
degree
of
care
that
would
apply
to
your
own
confidential
information,
(b)
to
use
the
Confidential Information only
for the Permitted
Purpose, (c) to
use all reasonable
endeavours to ensure
that any
person to whom
you pass any
Confidential Information (unless
disclosed under clause
[
2.2 or ]
2.3 below) acknowledges
and complies with
the provisions of
this letter as
if that person
were also a
party
to
it,
and
(d)
not
to
make
enquiries
of
any
member
of
the
Group
or
any
of
their
officers,
directors,
employees or professional advisers relating directly or indirectly to the Acquisition.
2. PERMITTED DISCLOSURE
We agree that you may disclose Confidential Information -
2.1
to
members
of
the
Purchaser
Group
and
their
officers,
directors,
employees
and
professional
advisers to the
extent necessary for the
Permitted Purpose and
to any auditors
of members of
the
Purchaser Group;
2.2
[
subject to the
requirements of the
Agreement, in accordance
with the Permitted
Purpose so long
as
any prospective purchaser has delivered a letter to you in equivalent form to this letter
;]
2.3
subject to
the requirements
of the
Agreement, to
any person
to (or
through) whom
you assign
or
transfer (or may potentially assign or
transfer) all or any of the rights,
benefits and obligations which
you may acquire under the Agreement or with
(or through) whom you enter into (or
may potentially
enter into) any sub-participation in
relation to, or any other transaction under
which payments are to
be made
by reference to,
the Agreement
or Holdco
or any
other member of
the Group
so long
as
that person has delivered a letter to you in equivalent form to this letter; and
3
Delete if addressee is acting as broker or
agent.
4
Delete if addressee is acting as principal.

29
5
6
2.4
(i)
where
requested
or
required
by
any
court
of
competent
jurisdiction
or
any
competent
judicial,
governmental, supervisory
or regulatory
body, (ii) where required
by the
rules of any
stock exchange
on
which
the
shares
or
other
securities
of
any member
of
the
Purchaser Group
are
listed
or
(iii)
where
required
by
the
laws
or
regulations
of
any
country
with
jurisdiction
over
the
affairs
of
any
member of the Purchaser Group.
3. NOTIFICATION OF REQUIRED OR UNAUTHORISED DISCLOSURE
You
agree (to the extent permitted by law)
to inform us of the full
circumstances of any disclosure under
clause 2.4
or upon
becoming aware
that Confidential
Information has
been disclosed
in breach
of this
letter.
4. RETURN OF COPIES
If we so request in writing, you shall return all Confidential Information supplied to you by us and destroy
or
permanently
erase
all
copies
of
Confidential
Information
made
by
you
and
use
all
reasonable
endeavours to ensure
that anyone to
whom you have
supplied any Confidential Information
destroys or
permanently erases such
Confidential Information and
any copies made
by them,
in each
case save to
the
extent
that
you
or
the
recipients
are
required
to
retain
any
such
Confidential
Information
by
any
applicable law,
rule or
regulation or
by any
competent judicial,
governmental, supervisory
or regulatory
body or
in accordance
with internal
policy, or where
the Confidential
Information has
been disclosed
under
clause 2 above.
5. CONTINUING OBLIGATIONS
The
obligations
in
this
letter
are
continuing
and,
in
particular,
shall
survive
the
termination
of
any
discussions or negotiations between you and us. Notwithstanding the previous sentence, the obligations in
this
letter
shall
cease
(a)
if
you
become
a
party
to
or
otherwise
acquire
(by
assignment
or
sub-
participation) an
interest, direct
or
indirect, in
the
Agreement
or (b)
12 (twelve)
months
after
you have
returned all
Confidential Information
supplied to
you by
us and
destroyed or
permanently erased
all copies
of Confidential
Information made
by you
(other than
any such
Confidential Information
or copies
which
have been
disclosed under
clause 2
above (other
than sub-clause
2.4 above)
or which,
pursuant to
clause
4 above, are not required to be returned or destroyed).
6.
NO REPRESENTATION,
CONSEQUENCES OF BREACH, ETC.
You acknowledge and agree that -
6.1
neither we
[
nor our
principal
]
nor any
member of
the Group
nor any
of our
or their
respective officers,
employees or advisers (each a Relevant Person ) (i) make any representation or warranty, express or implied, as to, or assume any responsibility for the accuracy, reliability or completeness of any of the Confidential Information or any other information supplied by us or the assumptions on which it
is based or (ii) shall be under
any obligation to update or correct any inaccuracy in the
Confidential
Information or any other
information supplied by
us or be otherwise
liable to you or
any other person
in respect of the Confidential Information or any such information; and
6.2
we [
or our
principal
]
or members
of the
Group may
be irreparably
harmed by
the breach
of the
terms
hereof and
damages may
not be
an adequate
remedy; each
Relevant Person may
be granted
an
injunction or specific performance for any threatened or actual breach of the provisions of this letter by you.
5
Delete if letter is sent out by the Seller rather
than the Seller’s broker or agent.
6
Delete if letter is sent out by the Seller rather
than the Seller’s broker or agent.

30
7
7.
SOLE AGREEMENT, NO IMPLIED TERMS, NO VARIATION,
EXTENSIONS AND WAIVERS
7.1
This
letter constitutes
the
sole record
of the
agreement between
us and
you (each,
a
Party
,
and
collectively the Parties ) in regard to the subject matter hereof.
7.2
No Party
shall be
bound by
any express
or implied
term, representation, warranty,
promise or
the
like, not recorded in this letter.
7.3
No addition to, variation or consensual cancellation of this letter and no extension of time, waiver or
relaxation or
suspension of
any of
the provisions
or terms
hereof shall
be of
any force
or effect
unless
in writing and signed by or on behalf of all the Parties.
7.4
No latitude,
extension of
time or
other indulgence
which may
be given
or allowed
by any
Party to
any other
Party in
respect of
the
performance of
any obligation
hereunder or
enforcement of
any
right arising from
this letter and no
single or partial
exercise of any
right by any Party
shall under any
circumstances
be construed
to
be
an implied
consent
by such
Party
or operate
as a
waiver
or a
novation of, or
otherwise affect any
of that Party’s
rights in terms
of or arising
from this letter
or estop
such Party from enforcing, at any time and without notice, strict and punctual compliance with each and every provision or term hereof.
8. INSIDE INFORMATION
You acknowledge that some or all of the Confidential Information is or may be price-sensitive information
and that
the use
of such
information may be
regulated or
prohibited by
applicable legislation relating
to
insider dealing and you undertake not to use any Confidential Information for any unlawful purpose.
9. NATURE OF UNDERTAKINGS
The
undertakings
given
by
you
under
this
letter
are
given
to
us
and
(without
implying
any
fiduciary
obligations on our part) are also given by the benefit of [ our principal
]
Holdco and each other member of
the Group.
10. GOVERNING LAW AND JURISDICTION
This letter (including the agreement constituted by your
acknowledgment of its terms) shall be governed
by and construed in accordance
with the laws of South
Africa and the parties submit
to the non-exclusive
jurisdiction of the High
Court of South Africa (Gauteng
Local Division, Johannesburg) (or any successor
to that Division) in regard to all matters arising from this letter.
11. DEFINITIONS
In this letter, terms defined in the Agreement shall, unless the context otherwise requires, have the same
meaning and the words
and expressions set forth
below shall bear the
following meanings and cognate
expressions shall bear corresponding meanings -
7
Delete if letter is sent out by the Seller rather
than the Seller’s broker or agent.

31
8
Confidential Information
means any
information relating
to Holdco,
the Group,
the Agreement
and/or
the Acquisition provided to
you by us
or any of
our affiliates or
advisers, in whatever form,
and includes
information given orally
and any document,
electronic file or
any other way
of representing or
recording
information which contains or
is derived or copied from
such information but excludes
information that (a)
is or becomes public knowledge other than
as a direct or indirect result of
any breach of this letter or
(b)
is known
by you
before the
date the
information is
disclosed to
you by
us or
any of
our affiliates
or advisers
or is lawfully obtained by you thereafter, other than from a source which is connected with
the Group and
which, in either case, as far as you are aware, has not been obtained in violation of, and is not otherwise subject to, any obligation of confidentiality;
Group
shall bear the meaning defined in the Agreement;
Holdco
shall bear the meaning defined in the Agreement;
Permitted Purpose
means [
subject to
the terms
of this
letter,
passing on
information to
a prospective
purchaser for the purpose of
]
considering and evaluating whether to enter into the Acquisition;
and
Purchaser Group
means you, and each of your affiliates.
Please acknowledge your agreement to the above by signing and returning the enclosed copy.
Yours faithfully
8
Delete if addressee is acting as principal.

32
ANNEXURE
L - DORMANT SUBSIDIARIES
Name of Dormant Subsidiary
Jurisdiction of
Incorporation /
formation
Registration
number
(or equivalent, if
any)
1
Net1 Universal Electronic Technological
Solutions (Pty) Ltd
South Africa 2009/001034/07
2 Pros Software (Pty) Ltd South Africa 2005/043662/07
3
Lizwe Administration Services
Proprietary Limited
South Africa 2017/484589/07
4
Uzalo Payment Logistics Proprietary
Limited
South Africa 2017/406347/07
5
SmartSwitch Eswatini Investments (Pty)
Ltd
Swaziland R7/52203
6
SmartSwitch Tanzania Limited
Tanzania 60807
7 Evertrade 187 (Pty) Ltd South Africa 2000/007099/07
8
Adumo Receipts (Pty) Ltd (previously
named Prodigi Africa (Pty) Ltd)
South Africa 2016/309815/07
9 Flickpay (Pty) Ltd South Africa 2014/061617/07
10 Cash Paymaster Services (Pty) Ltd South Africa 1998/000033/07

1
ANNEXURE
M - DISCLOSURE SCHEDULE
Status of Schedule
The Borrower and
the Guarantors make
the disclosures
set out in this
Schedule K (Disclosure
Schedule) to the
Agreement in terms
of the Agreement
to which this
Schedule K
(Disclosure Schedule) is attached and with reference to the relevant clauses of such Agreement. A capitalised term used in this Schedule has the meaning ascribed thereto in the
relevant Agreement unless a different meaning
is ascribed to such term in this Schedule
.
1.
FINANCIAL STATEMENTS
(CLAUSE 21.7.2 and 22.1)
1.1.
The annual financial statements of Luxanio 227 Proprietary
Limited (“
Luxanio
”) for the financial year ending 30 June 2022 have
not yet been completed.
1.2.
The annual financial statements of each entity stipulated below for the financial year ending on 30 June 2023,
in each case, have not yet been completed:
1.2.1
the Term/RCF
Borrower;
1.2.2
Luxanio; and
1.3.
The annual financial statements of each entity stipulated below for the financial year ending on 30 June 2024,
in each case, have not yet been completed:
1.3.1.
Cash Connect Management Services Proprietary Limited
(“
CCMS ”);
1.3.2.
Cash Connect Rentals Proprietary Limited (“
CCR ”);
1.3.3.
Deposit Manager Proprietary Limited (“
Deposit Manager ”);
1.3.4.
Easy Pay Cash Proprietary Limited (“
EPC ”);
1.3.5.
EasyPay Proprietary Limited (“
EasyPay ”);
1.3.6.
EasyPay Financial Services Proprietary Limited (“
EPFS ”);
1.3.7.
K2021477132 (South Africa) Proprietary Limited (“
K2021477132 ”);

2
1.3.8.
the Term/RCF
Borrower;
1.3.9.
Luxanio;
1.3.10.
Lesaka Finance Holdings Proprietary Limited;
1.3.11.
Ovobix (RF) Proprietary Limited;
1.3.12.
Prism Holdings Proprietary Limited; and
1.3.13.
Prism Payment Technologies
Proprietary Limited (“
Prism Payment Technologies ”);
2. ASSETS (CLAUSE 21.9)
2.1.
The license renewal process
for the relevant
entities within Lesaka registered
or authorised as
Third Party Payments Providers
(“
TPPPs
”) and System
Operators (“
SOs ”)
in
terms
of
the
National
Payment
System
Act,
1998
commenced
in
November
2025.
The
renewal
process
has
largely
been
completed
and
current
TPPP
and
SO
certifications remain valid until 28 February 2026.
Confirmation of certification renewal has
been received for most entities, except for
Lesaka Technologies
Proprietary
Limited, Cash Connect
Management Solutions
Proprietary Limited, Main
Street 1723 Proprietary
Limited and Sandulela
Technology
Proprietary Limited. Confirmation
is expected to be received on or before end of February
2026.
2.2.
The Payment Card Industry Data Security Standard (“
PCI DSS
”) recertification process for the relevant entities within Lesaka is currently underway, specifically Lesaka
Technologies
Proprietary
Limited
(expiring
February
2026)
and
Prism
Payment
Technologies
Proprietary
Limited
(expiring
March
2026),
which
is
expected
to
be
concluded
by
March
2026.
The
PCI
DSS
certification
for
Adumo
Online
Proprietary
Limited
remains
valid
until
December
2026;
the
PIC
Pin
Transaction
Security
certification
for
Prism
Payment
Technologies
Proprietary
Limited
remains
valid
until
April
2027;
and
the
PCI
Point-to-Point
Encryption
certification
for
Adumo
Technologies
Proprietary Limited
remains valid
until March
2028. In addition,
Adumo Technologies
Proprietary Limited
has initiated
a request
to move
the June
2026
PCI DSS
recertification to
October 2026
due to
audit overlap
and associated
resource constraints
arising from
concurrent annual
audits during
the financial
year-end
period. The
PCI Pin
recertification
for Lesaka
Technologi
es Proprietary
Limited, which
expired in
November 2025,
will be
done after
the relevant
changes come
into
effect with the migration of netswitch into Prism
Payment Technologies
Proprietary,
which is expected to be concluded by March 2026.
3.
GROUP STRUCTURE CHART (CLAUSE 20.13)

3
3.1.
The Group Structure Chart dated 6 February 2026 is attached
hereto as Annexure A.
4.
PROCEEDINGS PENDING OR THREATENED
LITIGATION
(CLAUSE 21.16.1)

4
Relevant Parties Overview Description
Term/RCF Borrower
Black Sash Trust (First Applicant)
Freedom
Under
Law
NPC
(Second Applicant) (“ FUL ”)
Cash
Paymaster
Services
Proprietary
Limited
(“
CPS
”)
(Sixth
Respondent)
Term/RCF
Borrower
(Eleventh
Respondent)
and various other
respondents and
amicus curiae
Case CCT:
48/2017
In the Constitutional Court of South Africa
FUL
applies
for
CPS
and
Term/RCF
Borrower
to
provide
certain
information
relevant
to
the
contract
that
was
concluded between CPS and the South African Social Security
Agency.
The matter was heard in the Constitutional Court on 27
May 2025, and we are awaiting the ruling.
Finbond
Mutual
Bank
(Applicant)
(“ Finbond
”) //
Term/RCF Borrower
(Defendant)
Finbond is seeking
payment in
the amount
of R1,359,165.12
from Term/RCF
Borrower in refund
of fees paid
by
Finbond
to
Mastercard
in
the
course
of
decommissioning
the
commercial
relationship
between
Term/RCF
Borrower and Finbond.
Term/RCF Borrower has paid an
amount of R280,000.00
to Finbond in
this regard. Informal
mediation
proceedings
took
place
during
March 2025
but
were
unsuccessful.
During
the
mediation,
Term/RCF
Borrower offered a
settlement amount
of R800,000.00 to
Finbond, which offer
was rejected by
Finbond. The
parties
have
agreed
to
settle
the
matter
in
the
full
and
final
amount
of
R1 000,000.00.
An
execution
version
of
the
settlement has been circulated for final review and will
be signed imminently.
D eposit Manager

5
Relevant Parties Overview Description
Zuph Logistics Proprietary
Limited
(“
Zuph
Logistics
”)
//
Deposit
Manager
On 8 December 2025,
we received
a letter
of demand
from DMI
Attorneys acting
for Zuph Logistics,
a company
which
previously
provided
logistics
and
warehousing
services
to
Deposit
Manager.
Zuph
Logistics
claimed
payment of overdue invoices.
Mr Magintheren Mudaly
who was employed
by Deposit Manager
for many years
was in charge
of procuring logistic
and warehousing service providers for the business. It was recently discovered that a business owned by him and his wife,
Zuph Logistics
Proprietary Limited,
has been
the sole
service provider
in this
regard since
2013. Zuph
Logistics was
responsible for
transporting and
storing cash
vaults manufactured
by Deposit
Manager.
Upon this
discovery, Mr Mudaly
was confronted and subsequently tendered his resignation.
Thereafter,
Deposit
Manager
received
the
letter
of
demand
demanding
payment
of
the
overdue
invoices.
The
outstanding amount was paid to the attorneys’ bank account.
However,
Zuph Logistics
were still
in possession
of a
large number
of the
vaults which
had to
be collected
from
their
warehouse.
Upon
collection,
Zuph
Logistics
concealed
some
of
the
vaults
and
hindered
the
attempts
of
collection.
We instructed attorneys to draft and send a letter to DMI
attorneys demanding they allow continued access to the
warehouse until Deposit
Manager have collected
all of the
vaults together
with confirmation
that no further
stock
will be moved without Deposit Manager’s consent.
Zuph Logistics has not
released all of the vaults
and is retaining them as
a lien for a
further amount that they claim
to be
unpaid.
We
received
a second
letter
of demand
in which
the further
amount
of R1
592
750.00
has been
demanded.
The legal team is currently investigating the matter in order to properly respond to the letter of demand.
E PFS

6
Relevant Parties Overview Description
Furs
Family
Trust
(“
Furs
Family
Trust
”)
(Plaintiff)
//
EPFS
(Defendant)
Case number: D7810/2024
A letter
of demand
was received
from Cox
Yeats
representing the
Furs Family
Trust.
The Furs
Family Trust
are
claiming damages
in the
amount of
R4,870,440.59 from
EPFS as
reinstatement and
repair costs
in relation
to a
premises which
EPFS rented
from the
Furs Family
Trust
and vacated
in 2022.
We received
a summons
in this
matter on
10 July 2024. We
intend to
run pleadings
in this
matter.
A rule 35(12)
notice was
served on
behalf of
EPFS during
August 2024 to
request further
documentation
from the
Furs Family
Trust.
The parties
held a
pre-
trial conference on
14 February 2025. Pleadings have closed.
The next step
in this matter
(if any) is
for Furs Family
Trust to request that the matter be
set-down for pre-trial and a trial date.
The Furs Family Trust have not taken any
such steps. As the defendant, we are not going to push for the matter to progress.
Mdungwazi
Julius
Mthombeni
(Applicant) // EPFS (Respondent)
Case number: 8852/2021
In the High Court of South Africa (Limpopo Division, Polokwane). The matter was withdrawn and only an order for costs was made,
on an unopposed
party and party
scale.
A notice of
intention to tax
bill of costs
was served on
14 August 2024, which will be dealt with by a
cost consultant already appointed. We have not heard back from the opposition with a
taxation date yet. We
requested an update
on this matter
from its attorneys
on 3 December 2025,
and
have
been
advised
that
there
is
no
progress
on
the
matter
as
yet.
On
11 February 2026,
the
respondent
received a notice of set down for taxation to be heard
on 24 March 2026.
EasyPay
God
First
Outreach
Organisation
(NPC)
(Plaintiff)
//
EasyPay
Defendant)
Case number: 2022-023213
In the High
Court of South Africa (Gauteng
Division, Pretoria). The Plaintiff is
a client (receiver) of
EasyPay. During
or
about
6 April 2022,
the
Plaintiff
received
certain
donations
totaling
R600,000.00
from
donors.
EasyPay
processed the transactions, but FNB flagged the transactions as being fraudulent and thus EasyPay did not settle the Plaintiff. EasyPay admits
to not paying the Plaintiff
but denies that it has any
liability towards the Plaintiff
as it
acted according to its obligations under
various card schemes rules and similar
regulations. The matter has been
set down for hearing on 8 June 2027.

7
Relevant Parties Overview Description
Centlec
(SOC)
Ltd
(“
Centlec
”’)
//
EasyPay Proprietary Limited
Centlec
is
a
former
customer
of
EasyPay.
The
contract
between
the
parties
expired
and
EasyPay
is
claiming
payment
of
(i) R1,577,862.39
from
Centlec
in
respect
of
unutilised
prepaid
electricity
refunds;
and
(ii) R1,362,729.45
from
Centlec
in
respect
of
unpaid
commission.
A
letter
of
demand
has
been
dispatched
to
Centlec.
G AAP Point of Sale Proprietary Limited (“GAAP PoS”)

8
Mustek
East
Africa
Limited
(Plaintiff)
(
“Mustek
Kenya
”)
//
GAAP PoS (Defendant)
Case number: E723/2025 – IN
(“
Mustek
Kenya
/
GAAP
Dispute ”)
On or about
10 November 2025, Mustek East
Africa Limited (“
Mustek Kenya
”), a company
registered under
the
laws of Kenya
under company registration
number C 104324, instituted
court proceedings
against GAAP
PoS in
the High Court of Kenya at Nairobi, Milimani High Court by way of service of summons issued under case number
HCCOMM/E723/2025 (“ Summons
”). In terms of the Summons, Mustek is seeking to recover
the following:
●
special damages in the sum of Kshs.140,046,257;
●
punitive and exemplary general damages for fraudulent misrepresentation;
●
punitive and exemplary general damages for unfair termination of the Mustek’s agency;
●
monetary damages for unjust enrichment to be assessed
by the court;
●
Kshs.8,161,682 as punitive
and exemplary damages
for conversion of
its commission as
well as interest
thereon;
●
costs of the suit; and
●
Interest at Court rates ( which is 14%).
Mustek Kenya is (almost) wholly-owned by Mustek
South Africa Limited (“
Mustek South Africa ”). The register of
members of Mustek Kenya indicates
that 1 share in
Mustek Kenya is held by
a deceased estate and the
remaining
shares are held by Mustek
South Africa . Mustek’s
claim is premised on
an unsigned agency agreement.
Mustek
was instructed to act solely as an agent of GAAP PoS
and not in the capacity of a business partner.
On
1 August 2016,
Mustek
and/or
its
Managing
Director
Mr
Corne
Crombrink
(“
Mr
Combrink
”),
registered
a
company under the laws of Kenya, named “GAAP Limited” (“ GAAP Limited ”) without the approval of GAAP PoS.
Mr Crombrink is the sole
shareholder of GAAP Limited. On 19 September 2016, GAAP Limited
filed an application
Mustek registered
the “GAAP”
trademark (“
GAAP Trademark
”) in
Kenya without
the approval
or involvement
of

9
Relevant Parties Overview Description
GAAP
PoS.
On
4 May 2017
the
GAAP
trademark
was
accordingly
registered
in
Kenya
in
the
name
of
GAAP
Limited.
ENS (Kenya)
(“
ENS Kenya
”),
acting on
behalf
of GAAP
PoS, entered
an
Appearance
to Defend.
GAAP
PoS’s
Statement
of
Defence,
Plea
and
Counterclaim,
together
with
the
witness
statement
and
bundle
of
documents,
were filed and served on 19 December 2025.
In its counterclaim
against Mustek
Kenya, Mr
Combrink and
GAAP Limited
GAAP PoS
is seeking
damages and
other appropriate claims under the laws of Kenya relation
to the sale of certain competing software and
hardware
products to the detriment of
GAAP PoS and in breach
of the agency agreement concluded
orally between GAAP
PoS
and
Mustek.
A
portion
of
the
total
amount
to
be
claimed
under
the
counterclaim
is
subject
to
further
computation
and
is
expected
to
exceed
approximately
ZAR13,000,000
(KESH102
899342,00).
The
additional
portion of
the total
amount to
be claimed
under the
counterclaim will be
computed by GAAP
PoS based
on accounts
and other documents to
be delivered to GAAP PoS
by Mustek Kenya and GAAP
Limited, provided that GAAP PoS
is
granted
a
court
obliging
Mustek
Kenya
and
GAAP
Limited
to
do
so,
and
Mustek
Kenya
and
GAAP
Limited
comply with the order.
Current Status
The Plaintiff’s Reply
to Defence and
Defence to Counterclaim;
and related papers
including an application
dated
22 nd
January 2026 seeking Judgment on admission of ZAR 906,653.59 was served and filed on 23 January 2026.
GAAP filed its Reply to
Defence on 6 February 2026.
The Deputy Registrar of the
Court has referred this dispute
to Mediation. The parties are awaiting allocation of a Mediation commencement date.
M
ain Street 1723 Proprietary Limited

10
Relevant Parties Overview Description
Mengesa
Zamokuhle
Monica
(“ Monica
”)
//
Main
Street
1723
Proprietary Limited (“ Main Street ”)
A letter of demand
was received from Nengwekhulu Attorneys, Inc.
to the effect that their
client is claiming the
sum
of R50,000.00 from
Main Street. Monica
is one of
Kazang’s merchants (customers) and
instructed Kazang to
make
payment of an
amount of R50,000.00
into a bank
account, the details
of which were
provided by Monica
to Kazang.
It
subsequently
transpired
that
the
bank
details
provided
were
incorrect
and
Monica
is
seeking
reimbursement
from Kazang. Kazang has responded to the letter to
deny liability and will contact to the incorrect payee
to request
repayment of the amount.
Kazang has responded to the letter
received from the attorneys and has
to date not received a response.
A letter
was sent
to the
incorrect payee to
return the money
erroneously paid to
them and has
to date
not received payment
or a response.
N
orth
City
Wholesalers
(Pty)
Ltd
(“
North
City
Wholesalers
”)
//
Main Street
Letter
of
demand
received
on
26 August 2025
regarding
contractual
dispute
and
alleged
unauthorised
transactions.
Summary :
Letter
of
demand
received
from
attorneys
acting
for
North
City
Wholesalers,
alleging
unauthorised
transactions
totalling
R1,898,085.50
following
changes
to
the
operational
arrangements
of
a
long-standing
agreement. The allegations
include fraudulent transfers,
use of funds for
gaming purposes, and involvement
of a
former Main Street
employee (Lenny Govender),
who has since
been dismissed. The
claimant asserts that
Main
Street’s conduct and/or that of its employees caused
the loss.
Main Street Management (led by Naeem Kola) had been in prior discussions with the claimant. A formal response
has
not
been
issued
at
this
stage.
We
acknowledged
receipt
of
the
letter
and
expressed
intent
to
continue
discussions. All rights are reserved and no admission
of liability has been made.
Next Steps:
Management to engage further with claimant, Monitor for
potential summons.
Status:
Pre-litigation – active engagement pending

11
Relevant Parties Overview Description
Homeboy
Tavern
(“
Homeboy
Tavern
“) // Main Street
A letter
of demand
was received
from Sekhotla
Attorneys on
26 August 2025 to the
effect that
their client
is claiming
the sum of R296,000.00 from
Main Street. Homeboy Tavern is one of Kazang’s merchants (customers). A now ex-
employee of Kazang,
while still under
Kazang’s employ,
accessed the merchant’s
account and transferred
funds
out of the merchant’s account without authorisation,
effectively defrauding the merchant.
Kazang’s fraud
team carried
out an
investigation and
determined that
the value
of the
alleged fraud
amounts to
R174,820, but that the alleged fraud occurred as a result of the omission and/or negligence and/or conduct on the part
of
Homeboy
Tavern,
and
that
the
fraud
could
have
and
would
have
been
prevents
had
Homeboy
Taven
exercised basic and reasonable password control of its
account.
Kazang
responded
on
13 November 2025
indicating
the
aforementioned
and
that
Homeboy
Tavern
failed
to
mitigate its
losses by
putting reasonable
safeguards
in place
to prevent
fraud.
Kazang denied
responsibility
for
Homeboy
Tavern’s
loss,
submitting
that
Homeboy
Tavern
is
liable
for
any
loss
suffered
as
a
result
of
its
own
negligence, omission and/or conduct.
Nevertheless,
Kazang,
in
good
faith,
offered
a
settlement
of
R88,000
in
full
and
final
settlement
of
any
and
all
claims. The settlement offer was open for acceptance
until 1 December 2025.
Sekhotla
Attorney’s
acknowledged
receipt
of
Kazang’s
letter
on
the
same
day
(13 November 2025),
but
as
of
15 January 2026, no response substantive has been received.
Accordingly, the
settlement offer has lapsed.
5. BREACH OF LAWS (21.17)
5.1.
We have
not filed
the annual
returns
to the
Companies and
Intellectual Property
Commission (“
CIPC
”) in
respect of
a number
of entities
in the
Term/RCF
Borrower
Group.
This constitutes a breach of the Companies Act, 2008.
We are attending to updating the filings as matter
of priority.
5.2.
On 24 February 2026,
we received a compliance notice
from the CIPC in
respect of Prism Payment Technologies in relation to non-filing of
Annual Financial Statements.
This constitutes a breach of the Companies Act, 2008.
We are attending to remedying this breach.

12
5.3.
EPFS received a notification from the
National Credit Regulator (“NCR”)
indicating that, due to the
delay in finalising its 2024
and 2025 financial statements, EPFS
is in
contravention of section 52(5)(c) of
the National Credit Act,
2005 (“NCA”). The NCR
requested that EPFS provide
written reasons for the delay
together with an estimated
completion date within
a specified timeframe.
We have
since responded
to the NCR,
setting out the
reasons for
the delay and
confirming that
the financial statements
will be finalised by 31 March 2026.
6.
INTELLECTUAL PROPERTY RIGHTS (21.20)
6.1.
As mentioned in paragraph 4 above in relation to the Mustek Kenya // GAAP PoS Dispute, on 19 September 2016, GAAP Limited filed an application Mustek registered the GAAP
Trademark
in Kenya
without the
approval or
involvement of
GAAP PoS.
On 4
May 2017
the GAAP
Trademark
was accordingly
registered in
Kenya in
the
name of GAAP Limited.
GAAP PoS became aware of these facts on 12 December
2025 by virtue of a report submitted to it by ENS
Kenya on that date.
6.2.
The GAAP Trademark
is not material in the conduct
of the GAAP PoS business,
and it is not required by it
in order to carry on its
business in all material respects
as it
is being conducted.
7.
TAXES (CLAUSE
21.22)
7.1. INCOME TAX
7.1.1.
The tax returns of each entity stipulated below for the
2024 tax year, in each case,
have not yet been completed:
7.1.1.1.
Adumo Online Namibia Proprietary Limited;
7.1.1.2.
Innervation Value Added
Services Botswana Proprietary Limited;
7.1.1.3.
Innervation Value Added
Services Namibia Proprietary Limited;
7.1.1.4.
K2021477132;
7.1.1.5.
K2020 Connect Proprietary Limited;
7.1.1.6.
CCMS;

13
7.1.1.7.
Kazang Prepaid Namibia Proprietary Limited;
7.1.1.8.
EPC;
7.1.1.9.
CCR; and
7.1.1.10.
Deposit Manager.

27 February 2026

Lesaka Technologies, Inc. (USA)
100% SmartSwitch Netherlands Holdings B.V. (Netherlands)
100% Net 1 Applied Technologies Netherlands B.V. (Netherlands)
100% Masterpayment GmbH (in liquidation) (Germany)
100% Kwande Group Proprietary Limited (South Africa)
100% EasyPay Insurance Limited (South Africa)
50% SmartSwitch Namibia Proprietary Limited (Namibia)
10% Cowdi Ltd (England and Wales)
100% Lesaka Technologies Proprietary Limited (South Africa)
100% SmartSwitch Botswana Proprietary Limited (Botswana)
100% NUEP Holdings S.a.r.l. (Luxembourg)
50% SmartSwitch Tanzania Proprietary Limited (Tanzania)
100% Prism Holdings Proprietary Limited (South Africa)
100% Lesaka Alternative Digital Products Proprietary Limited (South Africa)
100% EasyPay Cash Proprietary Limited (South Africa)
100% Prism Payment Technologies Proprietary Limited (South Africa)
100% Prism Transactive (M) Sedirian Berhad (Malaysia)
49% Sandulela Technology Proprietary Limited (South Africa)
100% Lesaka Utilities Proprietary Limited (South Africa)
100% MobileMart Proprietary Limited (South Africa)
100% Atom Operations Proprietary Limited (South Africa)
100% Lesaka Universal Electronic Technological Solutions Proprietary Limited (South Africa)
100% Lesaka Digital Risk Proprietary Limited (South Africa)
100% Pros Software Proprietary Limited (South Africa)
100% Adumo (RF) Proprietary Limited (South Africa)
100% Lesaka Payments Proprietary Limited (South Africa)
100% Adumo Online Proprietary Limited (South Africa)
100% Adumo Online Namibia Proprietary Limited (Namibia)
100% Adumo Management Company Proprietary Limited (South Africa)
80% GAAP Point Of Sale Proprietary Limited (South Africa)
100% GAAP Botswana Proprietary Limited (Botswana)
100% GAAP Point Of Sale East Africa Limited (Kenya)
100% Adumo Payouts Proprietary Limited (South Africa)
100% Lesaka Merchant Technologies Proprietary Limited (South Africa)
100% Innervation Value Added Services Botswana Proprietary Limited (Botswana)
100% Innervation Value Added Services Namibia Proprietary Limited (Namibia)
85% Adumo Receipts Proprietary Limited (South Africa)
100% Evertrade 187 Proprietary Limited (South Africa)
75% Flickpay Proprietary Limited (South Africa)
100% SwitchPay Proprietary Limited (South Africa)
80% SmartSwitch Eswatini Investments Proprietary Limited (Eswatini)
100% Uzalo Payment Logistics Proprietary Limited (South Africa)
100% Lizwe Administration Services Proprietary Limited (South Africa)
100% Ovobix (RF) Proprietary Limited (South Africa)
69.05% * K2021477132 (South Africa) Proprietary Limited (South Africa)
100% K2020 Connect Proprietary Limited (South Africa)
69.05% * Cash Connect Management Solutions Proprietary Limited (South Africa)
100% Masterfuel Software and Support Proprietary Limited (South Africa)
100% Main Street 1723 Proprietary Limited (South Africa)
100% Kazang Prepaid Namibia Proprietary Limited (Namibia)
100% Kazang Prepaid Proprietary Limited (Botswana)
100% Touchsides Proprietary Limited (South Africa)
100% Cash Connect Capital Proprietary Limited (South Africa)
100% Cash Connect Rentals Proprietary Limited (South Africa)
100% Deposit Manager Proprietary Limited (South Africa)
100% Luxanio 227 Proprietary Limited (South Africa)
87.50% Cash Paymaster Services Proprietary Limited (in liquidation) (South Africa)
100% Cash Paymaster Services (Northern) Proprietary Limited (in liquidation) (South Africa)
100% Lesaka Finance Holdings Proprietary Limited (South Africa)
100% EasyPay Financial Services Proprietary Limited (South Africa)
100% Lesaka Mobile Solutions Proprietary Limited (South Africa)
30% Invoice Exchange Proprietary Limited (South Africa)

* 16.81% held by Luxanio 227 Proprietary Limited and 14.14% held by Lesaka Technologies Proprietary Limited

1
ANNEXURE
N - GROUP STRUCTURE

1
ANNEXURE
O - MATERIAL CONTRACTS AS AT THE ORIGINAL SIGNATURE
DATE
1.
the
master agreement
entered into
with
inter alia
Grindrod Bank
Limited (now
African Bank
Limited)
and
Lesaka
Technologies
Proprietary
Limited
on
28
October
2010,
and
all
of
its
13
addenda
most
recently entered into on 31 October 2024;
2.
the EFT sponsorship
agreement entered into with
inter alia
Grindrod Bank Limited
(now African Bank
Limited) and Lesaka Technologies Proprietary Limited on 25 March 2015;
3.
the
independent
sales
organisation
(ISO)
agreement
entered
into
between
Nedbank
Limited
and
Sureswipe Proprietary Limited on 16 July 2018;
4.
the hardware
and software
supply and
service agreement
entered into
between KFC
Proprietary Limited
and GAAP Point-of-Sale Proprietary limited on 9 December 2020;
5.
the
independent
sales
organisation
(ISO)
agreement
entered
into
between
Nedbank
Limited
and
Mainstreet 1723 Proprietary Limited on 9 February 2021;
6.
the payment service
provider agreement entered
into between Absa
Bank Limited and
Mainstreet 1723
Proprietary Limited on 1 April 2022;
7.
the
wholesale
cash
purchase
agreement
entered
into
between
African
Bank
Limited
and
Lesaka
Technologies
Proprietary Limited on 19 September 2024;
8.
the
cash
services
agreement
entered
into
between
African
Bank
Limited
and
Lesaka
Technologies
Proprietary Limited on 19 September 2024;
9.
the
cash
purchase
agreement
entered
into
between
African
Bank
Limited,
Lesaka
Technologies
Proprietary Limited and Izi Group Proprietary Limited on 20 September
2024; and
10.
the
cash
purchase
agreement
entered
into
between
African
Bank
Limited,
Lesaka
Technologies
Proprietary Limited and Fidelity Cash Solutions Proprietary Limited
on 23 September 2024.

2
ANNEXURE
P - COMPOUNDED RATE TERMS

3
Cost of funds as a fallback
Cost of funds will apply as a fallback.
Definitions
Additional Business Days: An RFR Banking Day.
Business Day Conventions
(a)
If any period is expressed to accrue by reference to a Month or any number
of Months
then, in respect
of the last
Month of
that period:
(i)
subject
to
paragraph
(iii)
below,
if
the
numerically
corresponding day is not a Business
Day, that period
shall end
on the
next Business
Day in
that calendar
month in which that period is
to end if there is one, or
if there is
not, on
the immediately
preceding Business
Day;
(ii)
if
there
is
no
numerically
corresponding
day
in
the
calendar
month
in
which
that
period
is
to
end,
that
period
shall
end
on
the
last
Business
Day
in
that
calendar month; and
(iii)
if an Interest Period begins on the
last Business Day
of a calendar month,
that Interest Period shall
end on
the last Business Day in the calendar
month in which
that Interest Period is to end.
(b)
If an
Interest Period would
otherwise end on
a day
which is
not a
Business Day,
that Interest
Period will instead
end on
the next Business
Day in
that calendar
month (if
there is one)
or the preceding Business Day (if there is not).
Central Bank Rate: The repurchase rate of the South African Reserve Bank as published by the South African Reserve Bank from time to time.
C entral Bank Rate
Adjustment:
None specified.
Credit Adjustment Spread: The credit adjustment spread intended to place the Parties in the same economic position as if JIBAR had not ceased, which is:
(a)
agreed
in
writing
between
the
Borrower
and
the
Facility
Agent
(acting
on
the
instructions
of
all
the
Lenders)
by
no
later than the date falling 10 (ten) Business Days prior to the applicable Rate Switch Date; or

4
(b)
should
the
Borrower
and
the
Facility
Agent
(acting
on
the
instructions
of
the
Lenders)
fail
to
agree
a
rate
as
contemplated
in
paragraph
(a)
by
the
date
falling
10
(ten)
Business
Days
prior
to
the
Rate
Switch
Date,
the
credit
adjustment spread
determined by the
Facility Agent prior
to
the Rate Switch Date
using the methodology recommended
by
the
South
African
Reserve
Bank
(or
any
other
person
which
takes
over
the
administration
of
ZARONIA)
for
such
purpose
or
such
other
methodology
as
may
be
generally
adopted
in
the
Relevant
Market,
provided
that
if
the
credit
adjustment spread
so determined
is less
than zero,
the Credit
Adjustment Spread shall be deemed to be zero.
Daily Rate: The Daily Rate
for any RFR Banking Day is:
(a)
the RFR for that RFR Banking Day;
(b)
if
the
RFR
for
that
RFR
Banking
Day
is
not
available,
the
Historic RFR for that RFR Banking Day; or
(c)
if paragraph
(b)
above applies
but the
Historic RFR
for that
RFR Banking
Day is
not available,
the percentage
rate per
annum which is
the Central Bank
Rate for that
RFR Banking
Day; or
(d)
if paragraph
(c)
above applies but the Central Bank Rate for
that
RFR
Banking
Day
is
not
available,
the
most
recent
Central Bank
Rate for a
day which
is no more
than 5
(Five)
RFR Banking Days before that RFR Banking Day,
rounded, in either case, to three decimal places and if, in either case, the aggregate of that rate and the applicable Credit
Adjustment Spread is less than zero, the Daily Rate shall be deemed to be such a rate that the aggregate of the Daily Rate and the applicable Credit Adjustment Spread is zero.
Lookback Period: 5 (Five) RFR Banking Days.
Market Disruption Rate:
The percentage rate per annum which is the aggregate of:
(a)
the
Cumulative
Compounded
RFR
Rate
for
the
Interest
Period of the relevant Loan; and
(b)
the Credit Adjustment Spread.
Relevant Market: The ZAR overnight wholesale funding market.
Reporting Day:
The day which is the Lookback Period prior to the last day of the
Interest Period or, if that day is not a Business Day, the
immediately following Business Day.
R FR:
The South African Rand overnight index average (ZARONIA)
administered by the South African Reserve Bank (or any other person which takes over the administration of that rate) published by the South African Reserve Bank (or any other person which takes over the publication of that rate).

5
RFR Banking Day: A day (other than a Saturday, a Sunday or official public holiday)
on which banks are open for general business in Johannesburg.
Reporting Times
Deadline for Lenders to
report market disruption in
accordance with Clause 11.4
(Market disruption)
Close of business in Johannesburg on the Reporting Day.
Deadline for Lenders to
report their cost of funds in
accordance with Clause 11.6
(Cost of funds)
Close of business on the date falling 2 Business Days after the
Reporting Day (or, if earlier, on the date falling 2 Business Days before the date on which interest is due to be paid in respect of the
Interest Period for the relevant Loan).

6
ANNEXURE
Q - DAILY NON-CUMULATIVE COMPOUNDED RFR RATE
The Daily Non-Cumulative Compounded RFR Rate
for any RFR Banking
Day “
i
" during an Interest
Period
for a
Compounded Rate
Loan is
the percentage
rate per
annum (without
rounding, to
the extent
reasonably
practicable for the Lender performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below:
where:
UCCDR
i
means the Unannualised Cumulative Compounded Daily Rate for
that RFR Banking Day “
i " ;
UCCDR
i-1
means, in
relation to
that RFR
Banking Day “
i
" ,
the Unannualised Cumulative
Compounded Daily
Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;
n
i
means the number
of calendar days
from, and including,
that RFR Banking
Day “
i
"
up to, but excluding,
the
following RFR Banking Day; and
the
Unannualised Cumulative
Compounded Daily
Rate
for
any
RFR Banking
Day
(the
Cumulated RFR
Banking Day ) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably
practicable for
the
Lender
performing the
calculation, taking
into
account the
capabilities of
any
software used for that purpose).
where:
ACCDR
means the Annualised Cumulative Compounded Daily Rate
for that Cumulated RFR Banking Day;
tn
i
means the
number of
calendar
days from,
and
including, the
first
day
of
the
Cumulation Period
to,
but
excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;
Cumulation Period
means the
period from,
and including, the
first RFR Banking
Day of
that Interest Period
to, and including, that Cumulated RFR Banking Day; and
the
Annualised Cumulative
Compounded
Daily Rate
for that
Cumulated
RFR Banking
Day is
the percentage
rate per annum (rounded to four decimal places) calculated as set out below:
where:

7
d
0
means the number of RFR Banking Days in the Cumulation Period;
Cumulation Period
has the meaning given to that term above;
“ i
"
means
a
series
of
whole numbers
from
one to
d
0
,
each representing
the
relevant
RFR
Banking
Day
in
chronological order in the Cumulation Period;
DailyRate
i-LP
means, for
any RFR
Banking Day
“
i
" in
the Cumulation
Period, the
Daily Rate
for the
RFR Banking
Day which is the applicable Lookback Period prior to that RFR
Banking Day “
i " ;
n
i
means,
for
any
RFR
Banking
Day “
i
"
in
the
Cumulation
Period, the
number
of
calendar
days from,
and
including, that RFR Banking Day “ i " up to, but excluding, the following RFR Banking Day; and
tn
i
has the meaning given to that term above.

8
ANNEXURE
R - CUMULATIVE COMPOUNDED RFR RATE
The Cumulative
Compounded RFR
Rate for
any Interest
Period
for a
Compounded Rate
Loan is
the percentage
rate per annum (rounded to four decimal places) calculated as set out below:
where:
d
0
means the number of RFR Banking Days during the Interest Period;
“ i
"
means
a
series
of
whole
numbers
from
one
to
d
0
,
each
representing
the
relevant
RFR
Banking
Day
in
chronological order during the Interest Period;
DailyRate
i-LP
means for
any RFR
Banking Day
“
i
" during
the Interest
Period, the
Daily Rate
for the
RFR Banking
Day which is the applicable Lookback Period prior to that RFR
Banking Day “
i ";
n
i
means, for any RFR Banking
Day “
i
", the number of calendar
days from, and including, that
RFR Banking
Day “ i " up to, but excluding, the following RFR Banking Day; and
d
means the number of calendar days during that Interest Period.

9
ANNEXURE D - AMENDED AND RESTATED SENIOR RCF AGREEMENT

10
ANNEXURE E - AMENDED AND RESTATED SENIOR TERM FACILITY
A AGREEMENT
ANNEXURE F - AMENDED AND RESTATED
SENIOR TERM FACILITY
B AGREEMENT